December 31, 1999






                                 Annual
                                    Report










                                                             PACIFIC SELECT FUND

                               TABLE OF CONTENTS

     PACIFIC SELECT FUND
     Chairman's Letter...................................................... A-1

     Performance Discussion................................................. A-2

     Independent Auditors' Report........................................... B-1

     Financial Statements:

       Statements of Assets and Liabilities................................. B-2

       Statements of Operations............................................. B-4

       Statements of Changes in Net Assets.................................. B-6

     Financial Highlights................................................... C-1

     Schedules of Investments and Notes..................................... D-1

     Notes to Financial Statements.......................................... E-1

     Special Meeting of Shareholders........................................ F-1

                              PACIFIC SELECT FUND
Dear Shareholders:

   We are pleased to share with you the Pacific Select Fund (the Fund) Annual Report dated December 31, 1999. The Fund is the underlying investment vehicle for variable life insurance policies and variable annuity contracts offered by Pacific Life Insurance Company (Pacific Life).

   Pacific Life, as adviser to the Fund (the Adviser), manages two of the Portfolios of the Fund and has engaged other firms to serve as Portfolio Managers under Pacific Life's supervision for sixteen of the Portfolios of the Fund, as listed below:

Portfolio Manager                                              Portfolio
-----------------                                              ---------
Alliance Capital Management L.P. (Alliance Capital)            Aggressive Equity
Blairlogie Capital Management (Blairlogie)                     Emerging Markets
 (effective January 1, 2000, Alliance Capital)
Capital Guardian Trust Company (Capital Guardian)              Growth
                                                                (effective January 1, 2000,
                                                                 Small-Cap Equity)
Goldman Sachs Asset Management (Goldman Sachs)                 Bond and Income
                                                               Equity
J.P. Morgan Investment Management Inc. (JPMIM)                 Multi-Strategy
                                                               Equity Income
Janus Capital Corporation (Janus)                              Growth LT
Lazard Asset Management (Lazard)                               Mid-Cap Value
Bankers Trust Company (Bankers Trust)                          Equity Index
 (effective January 1, 2000, Mercury Asset Management U.S.)    Small-Cap Index
Morgan Stanley Asset Management (Morgan Stanley)               REIT
                                                               International
                                                                (effective January 1, 2000,
                                                                 International Value)
Pacific Investment Management Company (PIMCO)                  Government Securities
                                                               Managed Bond
Pacific Life                                                   Money Market
                                                               High Yield Bond
Salomon Brothers Asset Management Inc (Salomon)                Large-Cap Value

   The Adviser, with input from each of these Portfolio Managers, has prepared the attached discussion of the results for each Portfolio for the period from January 1, 1999 to December 31, 1999, and the anticipated outlook for 2000.

   We look forward to continued growth in assets in 2000 and beyond.

Sincerely,

/s/ THOMAS C. SUTTON

Thomas C. Sutton
Chairman and President
Pacific Select Fund

                   PACIFIC SELECT FUND PERFORMANCE DISCUSSION

Aggressive Equity Portfolio
---------------------------

Q: How did the Portfolio perform over the year ended December 31, 1999?

A: For the year ended December 31, 1999, the Aggressive Equity Portfolio returned 27.35%** compared with a 21.26%* return for the Russell 2000 Index, a 24.15%* return for the Russell 2500 Index, and a 21.04%* return for the Standard and Poor's Composite stock price index ("S&P 500 Index").

                            Performance Comparison
                            ----------------------

                             [GRAPH APPEARS HERE]

               Aggressive
               Equity          Russell 2000     Russell 2500      S&P 500
               Portfolio       Index            Index             Index
               ---------       ------------     ------------      -------
04/30/96       $10,000         $10,000          $10,000           $10,000
12/31/96       $10,786         $11,084          $11,245           $11,670
12/31/97       $11,194         $13,563          $13,983           $15,564
12/31/98       $12,673         $13,217          $14,037           $20,011
12/31/99       $16,140         $16,027          $17,427           $24,223

           Average Annual Returns for Periods Ended December 31, 1999
           ----------------------------------------------------------

                                                          1 Year        3 Years
                                                          ------        -------
Aggressive Equity Portfolio**
 (Operations commenced less than 5 years)                 27.35%        14.38%
Russell 2000 Index*                                       21.26%        13.08%
S&P Index*                                                21.04%        27.56%
Russell 2500 Index*                                       24.15%        15.72%

--------------------------------------------------------------------------------
Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: 1999 was the first year since 1993 that most mid- and small-cap indices outperformed the S&P 500 Index. For several years market leadership has narrowed, with only a small percentage of companies accounting for the bulk of stock market performance. The market clearly broadened in 1999, and particularly, in the fourth quarter, small- and mid-cap stocks far outperformed the S&P 500 Index. This market broadening had a positive effect on the Portfolio's performance. On the negative side, the increase in interest rates that took place during 1999 negatively affected the Portfolio's performance, as it caused many of its financial services stocks to perform poorly in 1999.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: Telecommunications stocks reported excellent results in 1999 and were an important factor in the Portfolio's good performance. Telephone and Data Systems, U.S. Cellular Corporation, Millicom International Cellular, and Voicestream Wireless Corporation all reported excellent results and performed well. We continue to see rapid growth in the wireless communication sector, particularly with respect to wireless voice communication. Additionally, 2000 should be the year that wireless data communication emerges as a major new technology. On the negative side, some of its financial stocks underperformed due to rising interest rates. There was only one major fundamental disappointment, Policy Management Systems, which we sold in January 2000.

Q: What is your outlook for 2000?

A: Continued economic expansion with low inflation should continue in 2000. We do not see inflation increasing significantly, as productivity gains led by technology offset wage increases. Foreign economies are improving, and the U.S. equity market appears to be broadening. Valuations for small- and mid-cap stocks are very attractive; and, if our economic views are correct, small- and mid-cap stocks should show superior growth.

Emerging Markets Portfolio
--------------------------

Q: How did the Portfolio perform over the year ended December 31, 1999?

A: Following the contagion crisis of 1998, the emerging markets asset class came strongly back in style last year. The Morgan Stanley Capital International Emerging Market Free Index ("MSCI EMF Index") was up by 63.70%* for the year versus the Portfolio's total return of 53.56%**.

                            Performance Comparison
                            ----------------------

                             [GRAPH APPEARS HERE]

                    Emerging
                    Markets              MSCI EMF
                    Portfolio            Index
                    ---------            --------
04/30/96            10,000               10,000
12/31/96             9,677                9,980
12/31/97             9,513                8,822
12/31/98             6,961                6,586
12/31/99            10,689               10,782

          Average Annual Returns for Periods Ended December 31, 1999
          ----------------------------------------------------------

                                                          1 Year        3 Years
                                                          ------        -------
Emerging Markets Portfolio**
 (Operations commenced less than 5 years)                 53.56%         3.37%
MSCI EMF Index*                                           63.70%         0.91%

--------------------------------------------------------------------------------
Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: 1999 was a strong year for international investors, although it was no stranger to volatility. It culminated in a fourth quarter, end-of-century global equity blowout.

   The gap in performance for the Portfolio occurred in the first half of the year, and in regional terms can be attributed mainly to our skepticism about the reform and recovery process in Asia. As a consequence we were underweighted versus the MSCI EMF Index in markets such as Korea, Indonesia, and Thailand, whose currencies bounced back, as did their stock markets. The latter part of the year was more encouraging as our overweighting versus the Portfolio's benchmark index of countries such as Turkey and Brazil paid off handsomely.

   For the third quarter, the Portfolio returned -6.57%**. In comparison, the MSCI EMF Index returned -5.15%*, suggesting that after two quarters of positive returns, investors in emerging markets took profits in the third quarter. In addition, the Federal Reserve Board raised short-term interest rates, which adversely affects world economies reliant on liquidity.

   The Portfolio outperformed its benchmark index comfortably in the final quarter of 1999, generating a total return of 26.50%** compared to the MSCI EMF Index's 25.44%* figure. There were two main strands in terms of performance attribution. The first was in Europe where the Portfolio had a significant allocation to Turkey while having a zero weighting in Greece. The second was an above market weighting in Latin America, particularly in Brazil.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: Blairlogie's investment style is top-down allocation followed by bottom-up stock selection. This means that country allocation is more important and relevant to the Portfolio's performance than individual stock selection.

   Companies that did exceptionally well included those represented in the Turkish index, examples of which include Netas Telekom (+1,008%), and Eregli Demir (+752%). The earthquake in Turkey occurred when there were signs of mild economic recovery and progress was being made on much needed structural reforms. Post-earthquake, foreign investors became more active in Turkey as a result of signals made by the International Monetary Fund ("IMF") that substantial funding would be granted on the basis of budget 2000 compliance. By year-end, the Istanbul stock exchange had appreciated by 485% in local terms. Elsewhere, Korea Telekom (+312%) performed on the back of the global boom in Telecom stocks and also as a result of strong subscriber growth and growing Internet use in Korea. Larsen and Tourbo of India (+325%) began to restructure and its extremely low valuation was recognized by the market.

   Companies that underperformed included Sider Venezolana (-45%), primarily due to a contraction in the economy, as a consequence of which domestic demand for Sivensa's core rolled steel product was extremely depressed. Banco Wiese (- 47%) suffered mainly due to macroeconomic factors affecting the Peruvian economy as a whole. Loan growth was sluggish throughout the year due to the economy recovering far slower than expected, and an increase in bad loan provisions over the year adversely affected profits.

Q: What is your outlook for 2000?

A: As the portfolio manager effective January 1, 2000, Alliance Capital Management L.P., anticipates a steady level of performance in the emerging market sector in the coming year. Global growth and commodity prices are on an upswing and trade conditions improving on a broad level. We are, however, concerned that 2000 could bring rising inflation and interest rates if we experience an over-acceleration in global growth. These factors could inhibit the sector's overall performance. We will monitor for these possibilities and make the necessary corrections to the Portfolio as the year progresses.

Growth Portfolio
----------------

Q: How did the Portfolio perform over the year ended December 31, 1999?

A: The Growth Portfolio's total return for the year ended December 31, 1999 was 47.52%**, versus 21.26%* for the Russell 2000 Small Stock Index ("Russell 2000 Index") and 21.04%* for the S&P 500 Index.

                            Performance Comparison
                            ----------------------

                             [GRAPH APPEARS HERE]

                   Growth             Russell 2000      S&P 500
                   Portfolio          Index             Index
                   ---------          ------------      -------
01/31/90           10,000             10,000            10,000
12/31/90            8,271              8,050             9,690
12/31/91           11,509             11,757            12,635
12/31/92           13,871             13,922            13,597
12/31/93           16,910             16,552            14,958
12/31/94           15,136             16,250            15,148
12/31/95           19,034             20,872            20,857
12/31/96           23,529             24,313            25,645
12/31/97           30,652             29,752            34,201
12/31/98           31,478             28,995            43,975
12/31/99           46,433             35,158            53,230

          Average Annual Returns for Periods Ended December 31, 1999
          ----------------------------------------------------------

                                          1 Year        5 Years        10 Years
                                          ------        -------        --------
Growth Portfolio**                        47.52%        25.13%          16.59%
Russell 2000 Index*                       21.26%        16.69%          13.40%
S&P Index*                                21.04%        28.55%          18.20%

--------------------------------------------------------------------------------
Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: The best thing about 1999 was that after 18 months of neglecting small-capitalization stocks, the market stopped punishing them just for being small. The first quarter of 1999 gave Capital Guardian hope that small-caps might be returning to favor, the second and third quarters returned small-caps to the penalty box, but the fourth quarter saw a resurgence that brought full year 1999 returns for small-caps into line with full year returns for large-caps. Both large- and small-cap indices returned about 20% for the calendar year. The Portfolio did much better as we had taken the opportunity presented by the long period during which small-caps were neglected to position the Portfolio into higher quality, faster growing firms.

   The equity market entered 1999 still nervous following the Asian Financial Crisis of 1997, the Russian default in 1998, and the near-bankruptcy of Long-Term Capital Management late in 1998. However, after one brief scare (the devaluation of the Brazilian Real in January 1999) the markets seemed to recover their courage through 1999. Even a bottoming out and modest increase in interest rates in the second half of 1999 could not take the wind out of this market's sails.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: The star performers in the Portfolio were concentrated in technology, and within technology, in semi-conductor production equipment and communications equipment. Semi-conductor production equipment firms that performed well included Cymer Inc., Lam Research, Novellus Systems, Inc., Credence Systems Corporation, Kulicke and Soffa Industries, and Etec Systems Inc. All of these firms are strong niche providers of technologies necessary to make chips ever smaller, denser, faster and cheaper so long as the world wants more chips and wants them smaller, denser, faster and cheaper, these firms should enjoy strong demand. Communications equipment and chip firms that benefited from the global build-out of wireless communications systems and a rebuilding of traditional copper wire and coaxial cable telephone and television systems include C-Cube Microsystems, Inc. and MIPS Technologies, Inc.

   The most disappointing holdings in the Portfolio were firms in the basic manufacturing, banking, and transportation sectors: even if they reported solid fundamental results, the market ignored them. These industries continue to be neglected by the equity markets. Holdings in these industries, which did well on a fundamental basis but poorly in the stock market, included Community First Bankshares, Bandag Inc., Libbey Inc., Corn Products International, Inc., and M. S. Carriers, Inc.

Q: What is your outlook for 2000?

A: Our outlook continues to be positive, with concern for pockets of overvaluation in the market. While small-caps managed to keep up with large-caps in 1999, they remain significantly undervalued compared to large-caps. The top 30 stocks in the S&P 500 Index (market caps above $80 billion) have an average price to earnings ratio of about 40, the other 470 securities of the S&P 500 Index average about 22, and the Russell 2000 Index of small-caps averages about 19. There continues to be value to be found among smaller cap firms. However, we do have concerns about the valuations of two sectors of the market. Most obviously, many Internet firms which are little more than nice venture capital deals have been given multi-billion dollar valuations before they even rack up $100 million in cumulative sales. Some of these Internet firms will grow to support their valuations, but we fear most will not. The second area of possible overvaluation are the mega-cap stocks in the S&P 500 Index--most of them carry a premium of about 10 price to earnings points compared to similar but smaller firms. Neither of these areas is represented to any significant degree in the Portfolio, but if either (or both) were to deflate suddenly, the odds are that the broader market, including the stocks the Portfolio holds, will be affected at least temporarily. While such a correction would be scary, it would also be an opportunity to pick up some bargains. Remember, our core strategy is to do intensive company-by-company research to find good businesses run by good management that we can buy at reasonable prices: the Portfolio doesn't own the flashier momentum stories. The stocks the Portfolio owns represent ownership in real, solid businesses. While they are not immune from broad market corrections, we believe their valuations would recover early and strongly, as their basic strengths should continue to produce good fundamental results.

Bond and Income Portfolio
-------------------------

Q: How did the Portfolio perform over the year ended December 31, 1999?

A: For the year ended December 31, 1999, the Bond and Income Portfolio returned -7.34%**, outperforming the Lehman Brothers Long-Term
Government/Corporate Bond Index, which returned -7.64%*.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

                            Performance Comparison
                            ----------------------

                             [GRAPH APPEARS HERE]

                                  Lehman Brothers
                 Bond and         Corporate/         Lehman Brothers
                 Income           Government LT      Aggregate
                 Portfolio        Index              Bond Index
                 ---------        ----------------   ---------------
01/31/90         10,000           10,000             10,000
12/31/90         10,327           10,644             10,895
12/31/91         12,839           12,722             12,639
12/31/92         13,877           13,809             13,576
12/31/93         16,567           16,040             14,901
12/31/94         15,181           14,904             14,466
12/31/95         20,298           19,367             17,139
12/31/96         20,134           19,250             17,758
12/31/97         23,421           22,045             19,474
12/31/98         25,522           24,640             21,169
12/31/99         23,650           22,758             20,992

          Average Annual Returns for Periods Ended December 31, 1999
          ----------------------------------------------------------

                                         1 Year         5 Years         10 Years
                                         ------         -------         --------
Bond and Income Portfolio**              -7.34%          9.27%           8.99%
Lehman Brothers G/C LT Index*            -7.64%          8.99%           8.65%
Lehman Brothers Aggregate Index*         -0.83%          7.73%           7.69%

--------------------------------------------------------------------------------
Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: Strong economic growth continued throughout 1999. The economy continued to advance in the quarter, evidenced by U.S. Gross Domestic Product ("GDP") growth running, in recent months, at 5% or better on an annualized basis, a 31-year high in consumer confidence, and a 29-year low in the domestic jobless rate. The Federal Reserve, however, mindful of the risks associated with a shrinking labor supply, raised interest rates again during the quarter, resulting in a total increase of the Federal Fund's interest rate of 0.75% in 1999.

Q: Can you discuss some of the types of securities/ sectors which performed well and those which reported disappointing results?

A: Goldman Sach's general investment strategy de-emphasizes U.S. Treasuries in favor of higher yielding fixed income alternatives with enhanced total return potential. As such, over the course of 1999, we underweighted Treasury and U.S. Government agency securities relative to the Portfolio's benchmark index and overweighted mortgage, corporate, asset-backed and emerging market debt securities.

   Following a rally early in the year, all fixed income spread sectors widened in the third quarter due to increased issuance. However, the market gradually turned around, ending the year on a positive note following diminished supply fears and improved investor confidence.

   Among investment grade corporate securities, spreads began the year on a tightening trend due to continued economic strength and reduced global volatility. This trend reversed mid-year reflecting investor fears of oversupply due to increased new issuance. Performance in the investment grade corporate sector improved in September as supply fears subsided and new deals were readily absorbed.

   The year was marked by persistent economic growth and rising Treasury yields that resulted in inflationary pressure and a series of Federal Reserve tightenings. All non-Treasury sectors benefited throughout the year from the gradual stabilization of global financial markets and investors' renewed tolerance for risk.

   Asset-backed security spreads followed the trend of other spread sectors, widening mid-year and tightening in the fourth quarter. Like mortgages, asset-backed securities benefited from confidence that early supply fears were overstated, and also from solid demand from investors.

   As interest rates rose, mortgages benefited from reductions in prepayment expectations. This hawkish environment ultimately led to a rally in the adjustable-rate mortgage sector due to investor demand for floating-rate and short duration securities.

   Rallying most of the year, emerging market debt was a key contributor to Portfolio returns in 1999. These results were due to strong equity market performance across the globe and improving economic conditions in emerging market countries. Although dogged by an increase in issuer defaults, the high yield bond sector staged a recovery in the fourth quarter, benefiting from the rallying stock market.

Q: What is your outlook for 2000?

A: We remain positive on the fixed income market, though we anticipate additional Federal Reserve tightening throughout 2000. Within the emerging markets sector specifically, we also remain positive, although further spread contraction may be limited by a significant increase in new supply in the early part of 2000.

Equity Portfolio
----------------

Q: How did the Portfolio perform over the year ended December 31, 1999?

A: The Equity Portfolio's total return for the year ended December 31, 1999 was 38.54%**, outpacing both the S&P 500 Index's return of 21.04%* and the Russell 1000 Growth Index return of 33.16%*.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

                            Performance Comparison
                            ----------------------

                             [GRAPH APPEARS HERE]

                                        Russell 1000
                        Equity          Growth          S&P 500
                        Portfolio       Index           Index
                        ---------       ------------    ----------
01/31/90                10,000          10,000          10,000
12/31/90                 9,746           9,974           9,690
12/31/91                12,644          14,080          12,635
12/31/92                13,444          14,784          13,597
12/31/93                15,602          15,213          14,958
12/31/94                15,154          15,617          15,148
12/31/95                18,761          21,423          20,857
12/31/96                24,019          26,376          25,645
12/31/97                28,389          34,419          34,201
12/31/98                36,990          47,744          43,975
12/31/99                51,248          63,578          53,230

          Average Annual Returns for Periods Ended December 31, 1999
          ----------------------------------------------------------

                                        1 Year         5 Years         10 Years
                                        ------         -------         --------
Equity Portfolio**                      38.54%         27.59%           17.73%
S&P Index*                              21.04%         28.55%           18.20%
Russell Index*                          33.16%         32.41%           20.32%

--------------------------------------------------------------------------------
Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: The economy continued to advance in the quarter, evidenced by U.S. GDP growth running, in recent months, at 5% or better on an annualized basis, a 31-year high in consumer confidence and a 29-year low in the domestic jobless rate. The Federal Reserve, however, mindful of the risks associated with a shrinking labor supply, raised interest rates again during the quarter, resulting in a total increase of the Federal Fund's interest rate of 0.75% in 1999.

   The year was exceptional for U.S. stock indices. While the S&P 500 Index and Russell 1000 Growth Index had 1999 returns of 21.04%* and 33.16%*, respectively, the Russell 2000 Index, which severely lagged larger-cap indices earlier in the year, posted a 21.26%* return during this period, ending the year ahead of the S&P 500 Index for the first time in six years.

   Goldman Sachs employs an investment strategy which considers three investment themes: value, momentum, and low risk (CORE strategy). 1999 witnessed record-setting spreads between returns for growth-oriented and value-oriented investments, as the Russell 1000 Growth Index's return of 33.16%* significantly outpaced the 7.35%* return of the Russell 1000 Value Index. Consequently, the Portfolio's tilt toward growth-oriented stocks benefited the Portfolio.

   Based on rigorous testing of the variables that have led to excess returns in the past, Goldman Sach's strategy seeks stocks with good momentum, lower-than-average risk, attractive valuations, and favorable analyst opinions. Over the long-term, these factors have led to excess returns, although they typically do not work well simultaneously.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: The Portfolio seeks sector weightings and distribution among size categories close to those of the Russell 1000 Growth Index. On a sector basis, recent stock selection within the Portfolio was best in the technology, financial and consumer services sectors. In contrast, returns for the Portfolio's holdings in consumer services, consumer cyclicals and, especially, consumer non-cyclicals were lower than their peers in the Russell 1000 Growth Index.

Q: What is your outlook for 2000?

A: Although we do not make market predictions, we believe the positive inflation environment the markets enjoyed in 1999 is likely to drift up slowly over the next twelve months. Several favorable factors that have helped to hold down inflation in recent years--such as the strength of the dollar and low commodity prices--are reversing or are likely to reverse over the next year. Despite possible short-term volatility in the U.S. markets in 2000, we believe that our combined qualitative and quantitative stock selection strategy offers investors the potential to generate solid long-term returns.

Multi-Strategy and Equity Income Portfolios
-------------------------------------------

Q: How did the Portfolios perform over the year ended December 31, 1999?

A: The total return for the Multi-Strategy Portfolio for the year ended December 31, 1999 was 7.04%** for the year, compared to the S&P 500 Index's 21.04%* return and the -0.83%* return for the Lehman Brothers Aggregate Bond Index.

   The Equity Income Portfolio gained 13.26%** for the year ended December 31, 1999 versus the S&P 500 Index's return of 21.04%*. J.P Morgan's investment approach, which selects stocks which are the most undervalued relative to their longer term earnings and cash flow prospects, proved less effective in a market fiercely driven by price momentum.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

                            Performance Comparison
                            ----------------------

                             [GRAPH APPEARS HERE]

                                                    Lehman Brothers
                  Multi-Strategy    S&P 500         Aggregate
                  Portfolio         Index           Bond Index
                  --------------    -------         ---------------
01/31/90          10,000            10,000          10,000
12/31/90           9,853             9,690          10,895
12/31/91          12,221            12,635          12,639
12/31/92          12,901            13,597          13,576
12/31/93          14,093            14,958          14,901
12/31/94          13,882            15,148          14,466
12/31/95          17,389            20,857          17,139
12/31/96          19,574            25,645          17,758
12/31/97          23,416            34,201          19,474
12/31/98          27,671            43,975          21,169
12/31/99          29,622            53,230          20,992

          Average Annual Returns for Periods Ended December 31, 1999
          ----------------------------------------------------------

                                        1 Year         5 Years         10 Years
                                        ------         -------         --------
Multi-Strategy Portfolio**               7.04%         16.36%           11.47%
S&P Index*                              21.04%         28.55%           18.20%
Lehman Brothers Index*                  -0.83%          7.73%            7.69%

--------------------------------------------------------------------------------
Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

                            Performance Comparison
                            ----------------------

                             [GRAPH APPEARS HERE]

                   Equity Income       S&P 500
                   Portfolio           Index
                   -------------       -------
01/31/90           10,000              10,000
12/31/90            9,246               9,690
12/31/91           12,152              12,635
12/31/92           12,802              13,597
12/31/93           13,864              14,958
12/31/94           13,824              15,148
12/31/95           18,200              20,857
12/31/96           21,736              25,645
12/31/97           27,954              34,201
12/31/98           34,716              43,975
12/31/99           39,321              53,230

          Average Annual Returns for Periods Ended December 31, 1999
          ----------------------------------------------------------

                                        1 Year         5 Years         10 Years
                                        ------         -------         --------
Equity Income Portfolio**               13.26%         23.25%           14.67%
S&P Index*                              21.04%         28.55%           18.20%

--------------------------------------------------------------------------------
Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

Q: What were some of the positive and negative factors which affected the Portfolios' performance during the year?

A: The convergence of a strong economy, abundant liquidity, and high investor confidence going into the Year 2000 rollover fueled a stunning year-end rally. Stocks surged during the final quarter of 1999, leading the major indices to close out the millennium at record highs. Still, despite outstanding performance in the broader market averages, 1999 was a turbulent year with significant dispersion in returns between sectors and investment styles. Once again growth outperformed value, large-cap stocks outperformed small-cap stocks, and technology stocks, despite a difficult first half, delivered spectacular performance for the year. Internet obsession led the technology sector to jump 78%--a stunning achievement, particularly following last year's gain of 78%. Technology now accounts for 30% of the market capitalization of the S&P 500 Index. By contrast, six of the sixteen sectors we track actually lost value during 1999: consumer staples (-12.9%), utilities (-9.7%), transportation (-9.6%), drugs (-9.3%), health service (-7.8%), and consumer cyclicals (-7.8%). Indeed, fully 49.5% of the stocks in the S&P 500 Index finished the year lower. This explains why an equal-weighted version of the S&P 500 Index would have produced roughly one-half the Index's return, or 11.9%, for the year.

   Bond yields ended the year sharply higher as investors reassessed the strengthening economy and anticipated tighter monetary policy after the arrival of Year 2000. Consumption continued to grow rapidly; the third quarter final GDP of 5.7% was revised almost a full percentage point above the original estimate.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: Like the market, the sector performance within the Portfolios showed both a wide distribution of individual returns and a narrow concentration of outperforming issues. Stock selection among technology issues was particularly beneficial. Sun Microsystems gained 262% with the dawning of the "thin-client" age which should favor Sun's high-end server capabilities. Internet optimism also propelled holdings in Oracle Systems Corporation (+290%), Cisco Systems Inc. (+131%), and EMC Corp (+116%). And improving semi-conductor supply/demand characteristics, together with explosive growth in wireless communications, powered Texas Instruments Inc. shares 126% higher. Underweighting personal computer makers Dell Computer Corporation and Compaq Computer Corporation, which underperformed during the year, also contributed to results. On the other hand, stock picks in the multi-industry group performed poorly. Waste Management was the worst performer in the Portfolios, losing 63% of

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

its value as it restated earnings and lowered forecasts. Results were also hurt by underweighting General Electric, whose 54% gain accounted for almost 10% of the rise in the S&P 500 Index.

   Within fixed income, the Multi-Strategy Portfolio was conservatively positioned in the credit sectors and held a heavy allocation to U.S. Treasuries. In addition, we maintained an overweight position in the mortgage sector. Toward the end of the year, the Portfolio's largest positions vis-a-vis the major aggregate indices reflected our positive outlook on mortgages relative to U.S. Treasuries. The corporate sector outperformed Treasuries during the last quarter primarily due to the abatement of Year 2000 fears in the market and the presence of buyers who had built up cash and were stretching for yield ahead of the first quarter. The Portfolio was modestly overweight in the corporate sector, and we remain comfortable with the overweight position in anticipation of a strong economic backdrop and light near-term supply.

Q: What is your outlook for 2000?

A: The strength of high-profile equity indices despite notable increases in bond yields and measured price inflation was arguably the defining feature of the financial market activity in 1999. The Federal Reserve's active pursuit of a generous monetary policy on the eve of the calendar date change to 2000, coincident with high investor confidence, produced this result. Going forward, we believe the medium-term goal will be tighter, not easier, monetary conditions. Rising interest rates should curb euphoric consumer confidence and spending, and could dampen upside potential for U.S. stocks. The technology sector may be particularly vulnerable in this scenario, since stocks in this sector trade at 2.5 times the market multiple and currently claim over 80% of net domestic mutual fund inflows.

Growth LT Portfolio
-------------------

Q: How did the Portfolio perform over the year ended December 31, 1999?

A: The Growth LT Portfolio was extremely well positioned to benefit from the market's somewhat lopsided strength, and its 98.08%** total return for the year ended December 31, 1999 nearly quintupled the 21.04%* gain recorded by the S&P 500 Index for the year. As always, Janus has the efforts of our research team and their relentless drive to uncover individual companies in the market that benefit the Portfolio.

                            Performance Comparison
                            ----------------------

                             [GRAPH APPEARS HERE]

              Growth LT       S&P 500        Russell 2500
              Portfolio       Index          Index
              ---------       -------        ------------
01/31/94      10,000          10,000         10,000
12/31/94      11,326          10,127          9,894
12/31/95      15,489          13,944         13,030
12/31/96      18,254          17,145         15,512
12/31/97      20,255          22,865         19,290
12/31/98      32,060          29,399         19,364
12/31/99      63,505          35,587         24,040

          Average Annual Returns for Periods Ended December 31, 1999
          ----------------------------------------------------------

                                                         1 Year         5 Years
                                                         ------         -------
Growth LT Portfolio**                                    98.08%         41.17%
S&P Index*                                               21.04%         28.55%
Russell Index*                                           24.15%         19.43%

--------------------------------------------------------------------------------
Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: The U.S. economy remained strong throughout the year, continuing its longest run of peacetime expansion in history. If anything, the American economy performed too well - during the last half of the year, the Federal Reserve increased short-term interest rates three times in an effort to cool growth. The Federal Reserve's actions, together with an ever-present fear of inflation, kept share prices volatile for most of 1999. Still, there were immense pockets of strength as technology and other high-growth sectors led most major market indices to new highs by year-end.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: Exceptional growth in cellular subscriber rates continued to support handset manufacturer Nokia Corporation, which controls a large and growing share of the handset and cellular infrastructure markets. Another obvious beneficiary was Texas Instruments Inc., whose digital signal processing chips power roughly 70% of the nearly 300 million cellular phones sold worldwide this year. Both companies, as well as our other carefully selected cellular stocks, are poised for even greater growth as wireless data emerges as a visible driver for the shares in coming months.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

   Meanwhile, the premium paid by the market to companies that have established a dominant position on the Internet continued to widen, and the Portfolio's stake in America Online, Inc. ("AOL") gained as a result. Amazon.com, which emerged from the 1999 holiday shopping season as the undisputed leader in online retailing, was another standout performer. Video game software manufacturer Electronic Arts Inc., which holds a near-lock on the lucrative sports game market, also traded higher. A recent agreement that establishes Electronic Arts as the sole provider of gaming content to AOL provided additional support for the company's shares late in the year. We are excited about the company's expanding online presence. Not all of the Portfolio's successful Internet-related positions are content types, however. Exodus Communications Inc., a company that provides web hosting to large and mid-sized companies, and Cisco Systems Inc., which boasts virtually a 100% market share in the provision of Internet switches and connectivity products, are both enjoying massive growth largely independent of the battles currently being fought for Internet supremacy.

   While we were pleased with the Portfolio's performance, there were some setbacks. Large-cap pharmaceutical shares were pressured by a number of high-profile pipeline disappointments and uncertainty related to Medicare reform. As a result, the Portfolio's position in companies such as Schering-Plough gave ground. Interest rate uncertainty also pressured a number of the Portfolio's financial stocks, including Firstar Corporation and Fifth Third Bancorp, both of which lagged the overall market. However, each company possesses extremely strong fundamentals and a unique franchise, and we have maintained the Portfolio's positions.

Q: What is your outlook for 2000?

A: Looking ahead, while we view the successes of 1999 as a validation of our investment process, there will no doubt be bumps in the road as we enter 2000. A continued expansion of the U.S. economy may pressure interest rates and keep stock prices volatile, but we are confident that our intensive, collaborative approach continues to be an excellent way to navigate an increasingly uncertain market.

Mid-Cap Value Portfolio
-----------------------

Q: How did the Portfolio perform over the year ended December 31, 1999?

A: The Mid-Cap Value Portfolio's total return for the period since its January 4th inception through December 31, 1999 was 5.22%**, which underperformed the Russell Mid-Cap Index return of 18.23%* for the year; however, the Portfolio outperformed the value component of the Index for the year, which was -0.11%*.

                            Performance Comparison
                            ----------------------

                             [GRAPH APPEARS HERE]

                    Mid-Cap              Russell
                    Value                Mid-Cap
                    Portfolio            Index
                    ---------            -------
01/04/99            10,000               10,000
03/31/99            10,068                9,953
06/30/99            11,198               11,034
09/30/99             9,558               10,086
12/31/99            10,521               11,824

          Average Annual Returns for Periods Ended December 31, 1999
          ----------------------------------------------------------

                                                                         1 Year
                                                                         ------
Mid-Cap Value Portfolio**
 (Operations commenced on January 4, 1999)                                5.22%
Russell Mid-Cap Index*                                                   18.23%

--------------------------------------------------------------------------------
Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: Investor excitement over the potential of the "new economy", characterized by the convergence of technology and telecommunications, ignited a powerful rally in those stocks perceived to be leading this revolution. The mid-cap technology and telecommunications sectors each gained well over 100% in 1999 while, outside of these favored groups, mid-caps actually declined. The strong performance of technology, which is well represented in growth indices, led to the Russell Mid-Cap Growth Index outperforming its value counterpart by the widest margin ever, rising over 50%, while the value index actually declined. After five consecutive years of buoyant equity markets, investors have displayed a high tolerance for risk, avoiding profitable companies in established industries in favor of the promise of innovative companies in new industries. In fact, stocks in the Russell Mid-Cap Index that have lost money during the past year were up a startling 163% on average in 1999, well ahead of the returns of profitable companies. The complete dominance of stocks whose value lies in the promise of future earnings was particularly surprising in light of the sharp rise in interest rates during the year. Rising rates generally weigh on growth stocks since it serves to reduce the current value of their future earnings.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: The Portfolio's low weight in technology and telecommunications significantly detracted from returns during 1999. In addition, while the holdings in these groups performed quite well, they could not keep pace with the spectacular gains of the more speculative stocks in these sectors. Technology and telecommunications are clearly benefiting from powerful secular trends, but valuations have reached unprecedented heights. Lazard continues to seek stocks in these sectors that offer an attractive trade-off between valuation and financial productivity. Market weakness during the summer gave us the opportunity to commit capital to technology, while maintaining our valuation discipline, for which we were rewarded during the fourth quarter rally. We also seek to identify companies that, unbeknownst to most investors, are poised to benefit from these powerful trends.

Q: What is your outlook for 2000?

A: Investors' narrow focus on technology and telecommunications has also created opportunities among traditional companies. After all, it is the traditional companies that are responsible for much of the demand for information technology as they seek to improve their operations by incorporating the Internet and other technologies into their businesses. Yet the potential improvement in efficiency and profitability at traditional companies is clearly not incorporated into their valuations. The wisest strategy for the new era is one that shuns neither technology nor traditional sectors, but which finds the relative value within each sector based on thorough analysis of individual companies and an understanding of the global market in which they compete.

Equity Index Portfolio
----------------------

Q: How did the Portfolio perform over the year ended December 31, 1999?

A: For the year ended in December 31, 1999, the total return for the Equity Index Portfolio was 20.59%** versus the 21.04%* return of the S&P 500 Index. The Portfolio seeks to replicate as closely as possible, before expenses, the total return of the S&P 500 Index.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: Broad market equity index returns were positive across small-, mid- and large-capitalization asset classes during the fourth quarter. Small-caps outperformed large-caps for the quarter. The Russell 2000 Index outperformed the S&P 500 Index on an annual basis for the first time in five years. Top stocks in the index in 1999 included Qualcomm Inc., Sprint Corp (PCS) and Nextel Communications Inc-A. The worst performers included Mckesson HBOC Inc., Rite Aid Corp. and Service Corp International. Large growth stocks outperformed large value stocks for the quarter and the year. There were 41 additions/deletions to the index for the twelve month period. Changes to the index for the fourth quarter included Yahoo Inc. which replaced Teradyne Inc. which was acquired by EMC Corporation.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: Stronger performing sectors for the year included technology (up 75.13%), capital goods (up 28.91%) and basic materials (up 26.37%). Weaker performing sectors included health care (down -8.24%), utilities (down -8.88%) and transportation (down -9.68%).

   As the Portfolio seeks to replicate an index, Bankers Trust neither evaluates short-term fluctuations in the Portfolio's performance nor manages according to a given outlook for the equity markets or for economic conditions and how they affect the financial markets.

Q: What is your outlook for 2000?

A: As the new portfolio manager effective January 1, 2000, Mercury Asset Management U.S. ("Mercury"), expects 2000 to be another year of strong growth, low inflation, and double-digit earnings gains. The current expansion is about to go into the record books as the longest in U.S. history with the U.S. economy entering the millennium at cyber speed. We are looking for GDP to rise 3.8% in 2000 vs. 4% in 1999 and core inflation to remain below 2% during 2000. The overall Consumer Price Index ("CPI") will probably rise initially in 2000 in reaction to higher oil prices, but we expect oil prices to fall after the first quarter. The Federal Reserve will probably tighten again, pushing the Federal Fund's interest rate up to 5.75% by the end of the first quarter. We assume that will be enough for the Federal Reserve, since domestic demand should be moderating, but that depends on labor market developments. We anticipate bond yields remaining in a broad 5.9-to-6.4% range, with some upside risk. As seen in 1999, we expect small-cap

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

stocks to outperform large-cap stocks. For small-cap stocks in particular, we predict a rekindling of value stocks and continued dominance in technology shares.

Small-Cap Index Portfolio
-------------------------

Q: How did the Portfolio perform over the year ended December 31, 1999?

A: The Small-Cap Index Portfolio's total return since its January 4th inception through December 31, 1999 was 19.36%** versus the 21.26%* return of the Russell 2000 Index. The Portfolio seeks to replicate as closely as possible, before expenses, the total return of the Russell 2000 Index.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: Small-cap stocks leapt ahead of larger cap stocks at the end of the fourth quarter. Small growth stocks lead the Russell 2000 Index to positive double digit returns for the quarter, and notably this index outperformed the S&P 500 Index and Russell 1000 Indices for the year. Small growth stocks, as represented by the Russell 2000 Growth Index and lead by technology and Internet related stocks, outperformed small value stocks by more than 30% for the quarter and more than 40% for the year. Growth oriented stocks represent approximately 74% of the index.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: Stronger performing sectors for the year included technology (up 101.32%), utilities (up 40.90%) and producer durables (up 36.77%). Weaker performing sectors included auto and transportation (down -5.41%), financial services (down -5.87%) and consumer staples (down 20.80%). This year's better performing stocks in the index included Clarify Inc., Proxim Inc and Idec Pharmaceuticals Corp.

   As the Portfolio seeks to replicate an index, Bankers Trust neither evaluates short-term fluctuations in the Portfolio's performance nor manages according to a given outlook for the equity markets or for economic conditions and how they affect the financial markets.

Q: What is your outlook for 2000?

A: As the new portfolio manager effective January 1, 2000, Mercury Asset Management U.S. ("Mercury"), expects 2000 to be another year of strong growth, low inflation, and double-digit earnings gains. The current expansion is about to go into the record books as the longest in U.S. history with the U.S. economy entering the millennium at cyber speed. We are looking for GDP to rise 3.8% in 2000 vs. 4% in 1999 and core inflation to remain below 2% during 2000. The overall CPI will probably rise initially in 2000 in reaction to higher oil prices, but we expect oil prices to fall after the first quarter. The Federal Reserve will probably tighten again, pushing the Federal Fund's interest rate up to 5.75% by the end of the first quarter. We assume that will be enough for the Federal Reserve, since domestic demand should be moderating, but that depends on labor market developments. We anticipate bond yields remaining in a broad 5.9-to-6.4% range, with some upside risk. As seen in 1999, we expect small-cap stocks to outperform large-cap stocks. For small-cap stocks in particular, we predict a rekindling of value stocks and continued dominance in technology shares.

REIT Portfolio
--------------

Q: How did the Portfolio perform over the year ended December 31, 1999?

A: For the period since its January 4th inception through December 31, 1999, the REIT Portfolio's total return was -0.01%** versus -4.62%* for the North American Real Estate Investment Trust Equity Index ("NAREIT Equity Index").

                            Performance Comparison
                            ----------------------

                             [GRAPH APPEARS HERE]

                      REIT              NAREIT Equity
                      Portfolio         Index
                      ---------         -------------
01/04/99              10,000            10,000
03/31/99               9,709             9,518
06/30/99              10,855            10,478
09/30/99               9,998             9,636
12/31/99               9,998             9,539

          Average Annual Returns for Periods Ended December 31, 1999
          ----------------------------------------------------------

                                                                         1 Year
                                                                         ------
REIT Portfolio**
 (Operations commenced on January 4, 1999)                               -0.01%
NAREIT Equity Index*                                                     -4.62%

--------------------------------------------------------------------------------
Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: Performance of the REIT market in the fourth quarter of 1999 resembled the pattern established for much of the previous six quarters, featuring persistent downward pressure with intermittent rallies. Despite declining through mid-December to its 52-week low (a level last witnessed in November
1996), due to a lack of interest by non-dedicated investors and tax loss selling, the sector rallied 9% in the last half of December as value investors appeared to gain a renewed interest. REIT share prices are now trading at more than a 15% discount to the underlying net asset value ("NAV") of their assets. Despite the attractive arbitrage between valuations in the public versus the private real estate markets, there was very little interest by non-dedicated institutional investors in the sector this past year. (Morgan Stanley defines real estate arbitrage as the pricing disparity between prices of actual properties in the private real estate market versus the implied pricing of properties owned by public companies based on their share price).

   Our investment perspective is that over the medium- and long-term the largest determinant of the value of real estate stocks will be underlying real estate fundamentals. We measure the sector based on the price to NAV per share ratio ("P/NAV"). Given the large and active private real estate market, we believe that there are limits as to the level of premium or discount at which the sector can trade relative to its NAV. These limits can be viewed as the point at which the arbitrage opportunity between owning real estate in the private versus public markets becomes compelling (allowing for the notion that the public market has a tendency to over-shoot both on the upside and downside). The current pricing causes us to return to the same fundamental question: is the public market valuation accurately predicting a decline in real estate values or is the public market simply oversold? Although we retain a healthy respect for the predicting power of the public markets, our bias is to support the opinion that the market is oversold.

   The prices of public real estate securities continued to decline despite favorable activity in the underlying real estate markets and a corresponding increase in private real estate values. Generally, real estate markets remain in equilibrium as strong levels of demand are serving to mute any serious threat of oversupply. This strength was witnessed throughout the year as public companies reported strong same-property cash flow growth and correspondingly, strong growth in asset value per share. Our analysis of third quarter earnings indicates that the property markets generally remain strong, buoyed by the continuation of a strong economy. Same-property cash flow growth averaged approximately 5% for the quarter, with the office sector providing the best results. We anticipate a moderating of this growth, primarily due to a combination of smaller re-leasing spreads when expiring (lower priced) leases are being rolled to market rents and an eventual slowing of the U.S. economy.

   In 1999, there was leveraged buy-out activity in each of the asset classes; although the level of activity varied by sector. The multifamily sector had the greatest degree of success, primarily based on this asset class being able to support the highest level of debt. Further evidence of the favorable real estate arbitrage is the pervasive adoption of share buyback programs. Instead of buying or developing properties, companies are utilizing retained cashflow to fund share buybacks, effectively to purchase real estate in the cheapest manner (by buying their stock that trades at a discount to private real estate value). The most recent decline in prices served to increase the number of share buyback programs. We have been strong advocates for companies to perform the analysis of this strategy. Through the third quarter, more than 50 companies authorized share buyback programs and had purchased in excess of $1 billion of stock, representing more than 2% of their equity capitalization.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: In general, the Portfolio's performance for 1999 was equally supported by sector allocation and stock selection. The largest contributions came from stock selection in the apartment and hotel sectors. The decision to overweight office properties and manufactured home communities was also a significant factor. Finally, specific retail companies provided some modest gains but was more than offset by a few office names suffering from selling pressure.

Q: What is your outlook for 2000?

A: We have continued to caution investors that there remain threats of over-supply, but strong demand is serving to mute any serious concern at this time. Generally, there continues to be evidence of a maturing real estate market as the improvement in fundamentals has begun to plateau.

   We have continued to shape the Portfolio with companies offering attractive fundamental valuations

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

relative to their underlying real estate value. Throughout the year, we were encouraged by the strength of the U.S. economy. Current economic consensus for strong GDP growth in 2000 causes us to continue to believe that real estate fundamentals will remain favorable. The top-down weightings in the Portfolio are anticipated to remain similar to last quarter, with a modest bias toward central business district and Southern California office properties and away from grocery-anchored shopping centers. We maintain an overweight position in markets with greater barriers to entry, including West Coast apartments and downtown office buildings. We continue to take advantage of the relative similarity in pricing of companies to upgrade the Portfolio, measured both in terms of the quality of properties held by the companies and the management teams at the companies.

International Portfolio
-----------------------

Q: How did the Portfolio perform over the year ended December 31, 1999?

A: The International Portfolio's total return for the year ended December 31, 1999 was 22.82%** versus the benchmark Morgan Stanley Capital International Europe Australiasia Far East Index's ("MSCI EAFE Index") return of 27.30%*.

                            Performance Comparison
                            ----------------------

                             [GRAPH APPEARS HERE]

                     International          EAFE
                     Portfolio              Index
                     -------------          -----
01/31/90             10,000                 10,000
12/31/90              8,653                  7,654
12/31/91              9,597                  8,579
12/31/92              8,659                  7,528
12/31/93             11,259                  9,984
12/31/94             11,599                 10,763
12/31/95             12,824                 11,977
12/31/96             15,630                 12,702
12/31/97             17,080                 12,927
12/31/98             18,034                 15,535
12/31/99             22,148                 19,775

          Average Annual Returns for Periods Ended December 31, 1999
          ----------------------------------------------------------

                                        1 Year         5 Years         10 Years
                                        ------         -------         --------
International Portfolio**               22.82%         13.81%           8.28%
EAFE Index*                             27.30%         13.15%           7.33%

--------------------------------------------------------------------------------
Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: The theme for 1999 was global recovery, with the fourth quarter being the main driver of performance for EAFE markets as two thirds of the MSCI EAFE Index's approximately 27% appreciation was gained during that period. However, the strong returns of the fourth quarter came from a narrow market with "new economy" companies in the technology and telecommunications sectors enjoying superior returns, while traditional cyclical and defensive names languished. The commencement of global economic healing after a turbulent 1998, as well as numerous interest rate cuts, helped to boost most international developed markets in the first half of the year. Although some central banks reversed policy by increasing interest rates in response to faster than expected growth during the second half, this did not have an appreciable effect on markets. International markets surpassed the results of the U.S. market for the first time since 1994 as strong global growth propelled these markets which are earlier in their economic cycles relative to the U.S.

   The Japanese market enjoyed spectacular performance during the year thanks to continued economic recovery, corporate restructuring and supportive fiscal policies. The market saw record buying by foreign as well as domestic retail investors, particularly during the fourth quarter. The release of second quarter GDP (up .9%) in September after an impressive first quarter rise of 8% was an important catalyst for many international investors to deploy assets into the region as underweight Japan global accounts scrambled to increase their positions given the increasing momentum in the economy. Much of 1999 was the year of the exporter, with companies such as Sony Corporation, Nintendo Corporation and Hitachi Ltd. enjoying record appreciation. The exporters were seemingly invulnerable, rising in the face of the yen's 14% appreciation relative to the U.S. dollar during the year. The fourth quarter saw the market's narrow focus on technology/telecom/Internet in lockstep with the global phenomenon. Seldom have so many mega-cap stocks produced such outsized gains as they did during most of 1999.

   For European markets, the year proved to be one of extremes with the first and fourth quarters dominated by the strength of large-cap growth names, while the middle of the year saw value's reemergence. Europe's newly introduced single currency, the euro, weakened 15% relative to the U.S. dollar, reaching a level below parity before finishing the year at 1.01 to the U.S. dollar. All of the gains seen in Europe during 1999 took place during the fourth quarter as the surge of telecoms and technology gave way to a narrow market driven by companies such

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

as Nokia, Ericsson, Vodafone and Mannesmann AG. Despite a strong fourth quarter, Europe lagged all other developed market regions for the year as the core economies in that region struggled with sluggish growth, unemployment and weakening currencies relative to the U.S. dollar. The less-than-dramatic European recovery witnessed during the first half of the year gave way to stronger results during the second half as supportive fiscal policies, continued global healing and accelerated export growth, driven by a falling euro helped Europe enjoy stronger earnings growth. The continuation of Merger and Acquisition ("M&A") activity in 1999 added fuel to markets as deals reached an unprecedented level, surpassing the $1 trillion mark.

   The markets of non-Japan Asia enjoyed solid returns for the year fueled by economic revival, plentiful liquidity, positive current account balances and low interest rates. Hong Kong and Singapore benefited from an increase in exports due to competitive currencies vis-a-vis the Japanese yen, while the rise of oil prices benefited Australia and New Zealand. The MSCI Pacific ex-Japan Index appreciated 42.58%* in U.S. dollar terms (+38.69%* in local currency terms) during 1999.

   The International Portfolio began the year underweight versus the MSCI EAFE Index in Japan and Asia (18.8% vs. 21.0%, and 3.6% vs. 5.5% respectively), and almost even with the MSCI EAFE Index in Europe (73.6% vs. 73.4%). Early in the year Morgan Stanley steadily increased the allocation to Japan from underweight to neutral and then to overweight, while decreasing exposure to Europe. We also increased exposure to Asia ex-Japan beginning in the second quarter by putting the Portfolio in a neutral stance, and again in the fourth quarter to be overweight relative to its benchmark. As of year-end we maintained the following positions relative to the MSCI EAFE Index: Europe 59.0% vs. 66.6%, Japan 29.4% vs. 27.4%, Asia 6.6% vs. 6.0%. These strategies proved to be successful as Japan and Asia were the relative outperformers, gaining 61.53% and 42.58% respectively, while Europe underperformed, appreciating 15.89% as compared to the MSCI EAFE Index gain of approximately 26.96%.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: During the first three quarters, European stock selection was strong. Our overweight to the consumer goods and capital equipment industries, both of which surged on signs of economic recovery, contributed to Portfolio results. However, this strategy negatively impacted the Portfolio during the fourth quarter when growth stocks rose at the expense of value. Portfolio underperformance is attributable primarily to results seen during the fourth quarter which was characterized by a narrow market favoring the technology and telecom sectors, especially within Europe. Our attention to valuation caused us to be underweight in these sectors. Not owning "new economy" companies such as telecom giants Nokia, Ericsson and Siemens, which had extraordinary appreciation, significantly impacted results. Simultaneously, the Portfolio's overweight positions in Beverages & Tobacco as well as in Food & Household products also detracted from returns. Specific consumer staples which detracted from results included Great Universal Stores which suffered due to the trend toward Internet shopping as well as difficulty in competing with discount stores, and Nestle S.A. and Diageo PLC, which suffered from disappointing earnings.

   Additionally, our avoidance of Japanese bank stocks impacted overall results as this sector surged in response to several merger announcements in October. Since we began managing the Portfolio, we have not held Japanese banks given their high level of nonperforming loans. We have, however, seen signs of recovery in this sector and plan to begin selectively adding Japanese banks to the Portfolio.

   Factors contributing to performance during the year included the Portfolio's overweight to global franchise Blue Chip Japanese exporters such as Sony Corporation, Kyocera Corporation and Fujitsu Ltd., which benefited first from the yen's weakness, and later from the rise of technology oriented companies. Additionally, United Kingdom media oriented companies (WPP Group PLC, Capital Radio) benefited from the continued growth of the Internet, adding to performance, while our telecom names (British Telecom, Deutsche Telekom, Telefonica S.A.) rode the wave of the telecommunication mania.

Q: What is your outlook for 2000?

A: We believe that international equities will continue the trend seen in the fourth quarter, and will outperform the U.S. during the next six months. Economies within the MSCI EAFE Index's universe should continue to strengthen and earnings growth is expected to accelerate as these markets are behind the U.S. in their economic cycle. In the long-term we look to Japan to lead international markets, as the cyclical recovery seen during 1999 seems to be turning into a secular recovery for 2000. Europe looks poised to benefit from the continuation of

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

supportive fiscal policies and the M&A trend, as well as a broadening of the market. Asia ex-Japan should see a transition from the liquidity driven rally seen over the past year, into an earnings-driven phase as corporate restructuring and government reform continue and the consumer begins to play an increasingly active role thanks to hefty stock market gains from the past year, falling unemployment and low inflation and interest rates.

   In 2000, Europe looks poised to post the sixth consecutive year of double digit returns, with growth surpassing the U.S., which is later in the economic cycle. Interest rates in Europe, though expected to rise, should remain supportive. Drivers of European GDP growth include deregulation, declining tax rates, and increased capital investment. The European macroeconomic backdrop is favorable to value-style investing as core economies are firmly in a recovery, and restructuring continues due to global competition. Managements' desire to steer companies in a global direction should drive the M&A trend. This should be further aided by the entrenchment of a single European market with barriers such as governments' defense of local companies from outside predators decreasing. As these obstacles disappear, cross border deals will likely increase, aided by the move toward a pan-European stock exchange. Additionally, as the European equity culture evolves, corporate leaders are forced to respond to shareholder demands of higher returns by aggressively pursuing mergers, downsizing and restructuring in an attempt to gain profitability through core competencies.

   We expect to see a broadening of market leadership beyond the technology and telecom sectors in 2000. We believe valuations have become extended to an unprecedented level, and the companies in these sectors would have to deliver exceptional revenue growth to justify their current valuations. We recognize that technological innovations and their impact on economies are not passing trends, and plan to capitalize on their growth. We are exploring opportunities in reasonably valued companies which will benefit from the continued prominence of technology industries. These include media companies engaged in Internet advertising, infrastructure companies, Internet Service Providers and e-commerce enablers.

   We expect Japan to outperform other MSCI EAFE Index regions in the coming year. During the last six months, evidence of a secular recovery in the Japanese economy has begun to mount, with low inventory levels and improvement in retail sales. An additional supplementary budget amounting to 3% of GDP was announced in November and will take effect in April, further boosting the economy. Continued recovery in Asia will benefit Japan as over 40% of its exports go to Asia: We are finding remarkable value in leading Japanese companies which have been restructured, have highly focused management and where real earnings momentum is beginning to show significant promise on a sustainable basis. While most of 1999's recovery was based on a cyclical upturn, we believe our assumptions of a secular recovery will likely reward domestic and economically sensitive stocks which are at highly attractive valuations relative to the "new economy" companies. If this forecast is correct, we believe that the current Portfolio is well positioned, particularly if the appreciation of the yen subsides.

   The Japanese market should benefit from over $400 billion in bonds maturing over the next 12-15 months which will be available for reinvestment. We believe the consumer will play an increasingly important economic role in 2000 as stabilizing unemployment, improving consumer spending (which accounts for 60% of GDP) and a high savings rate help drive domestic investors into the market. Foreign buyers should also continue to enter Japan thanks to cheap valuations relative to other developed markets. We also believe Japan is poised to benefit from the digital revolution, with companies like Sony Corporation and Nintendo Corporation enjoying market leadership in the DVD and digital Internet connectivity industries.

   We remain optimistic about developed Asian markets as we begin the new millennium. The liquidity driven rally seen in 1999 should transition into an earnings-driven phase of the bull market. Asia's earnings revision and industrial activity growth seem to be mapping a sustainable recovery, with top line growth increasing while restructuring activity continues. Moreover, positive current account balances are providing some measure of defense against rising U.S. interest rates, and in turn, rising local rates. The baton of growth should now pass to consumers who have been fattened by hefty stock market gains, a high savings rate, falling unemployment, and low inflation and interest rates. In fact, there have already been signs that locals have begun to drive the market with the MSCI Singapore Index returning 99% versus the Singapore Free Index (securities open to foreign investors) rising 60% for the year. Export sectors should also benefit from global healing as well as from more competitive currencies vis-a-vis the yen, increased intra-Asian trade and the rise of global electronics demand.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

Government Securities and Managed Bond Portfolios
-------------------------------------------------

Q: How did the Portfolios perform over the year ended December 31, 1999?

A: The total return for the Government Securities Portfolio was -1.95%** versus -2.25%* for the Lehman Brothers Government Bond Index. The total return for the Managed Bond Portfolio for the year ended December 31, 1999 was -1.91%** versus -2.15%* for the Lehman Brothers Government/Corporate Bond Index.

                            Performance Comparison
                            ----------------------

                             [GRAPH APPEARS HERE]

                   Government           Lehman Brothers
                   Securities           Government Bond
                   Portfolio            Index
                   ----------           ---------------
01/01/90           10,000               10,000
12/31/90           10,801               10,872
12/31/91           12,600               12,538
12/31/92           13,547               13,444
12/31/93           15,010               14,877
12/31/94           14,246               14,375
12/31/95           16,925               17,011
12/31/96           17,425               17,484
12/31/97           19,077               19,159
12/31/98           20,839               21,046
12/31/99           20,430               20,547

          Average Annual Returns for Periods Ended December 31, 1999
          ----------------------------------------------------------

                                        1 Year         5 Years         10 Years
                                        ------         -------         --------
Government Securities Portfolio**       -1.95%          7.48%           7.41%
Lehman Brothers Index*                  -2.25%          7.43%           7.48%

--------------------------------------------------------------------------------
Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

                            Performance Comparison
                            ----------------------

                             [GRAPH APPEARS HERE]

                                         Lehman Brothers
                    Managed Bond         Government/Corporate
                    Portfolio            Bond Index
                    ------------         --------------------
01/31/90            10,000               10,000
12/31/90            10,852               10,828
12/31/91            12,701               12,575
12/31/92            13,803               13,529
12/31/93            15,409               15,021
12/31/94            14,738               14,495
12/31/95            17,544               17,281
12/31/96            18,291               17,785
12/31/97            20,107               19,520
12/31/98            21,958               21,370
12/31/99            21,538               20,910

          Average Annual Returns for Periods Ended December 31, 1999
          ----------------------------------------------------------

                                        1 Year         5 Years         10 Years
                                        ------         -------         --------
Managed Bond Portfolio**                -1.91%          7.88%           7.97%
Lehman Brothers Index*                  -2.15%          7.60%           7.66%

--------------------------------------------------------------------------------
Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

Q: What were some of the positive and negative factors which affected the Portfolios' performance during the year?

A: Interest rates rose dramatically in 1999. The yield on 30-year Treasury bonds was 5.09% at the beginning of the year and ended the year at 6.47%. The Federal Reserve raised short-term interest rates three times during the year, taking back all three of its moves to lower rates during the financial crisis of 1998. Economic growth in the U.S. continued at a record pace, while inflation remained under control.

   Rising interest rates led to a difficult year in the bond market, as the Lehman Brothers Aggregate Bond Index ("Aggregate Index") returned -0.83%* for 1999. The Lehman Brothers Government Bond Index and their Government/Corporate Bond Index both underperformed the Aggregate Index with a return of -2.25%* and -2.15%*, respectively. The government sector was hurt by the reversal of the flight to quality of 1998, and was the worst performer in the Aggregate Index with a -2.25%* return, as measured by the Lehman Brothers Government Bond Index. Investment grade corporate bonds were down -1.96%, as their modest spread tightening was not enough to overcome the negative effects of higher interest rates in general. Mortgages were the best performing sector in 1999 with a return of 1.86%.

   High yield bonds posted positive returns in 1999 following a poor 1998. However, credit concerns increased toward the end of 1999 as corporate default levels were at record highs given the strong economic activity in the U.S. Below investment grade securities, as measured by the Lehman Brothers BB Intermediate Bond Index, posted a return, of 2.21%*. Emerging market securities staged a significant recovery, as the JP Morgan Emerging Markets Bond Index was up 19.52% for the year. Non-U.S. bonds outperformed the U.S. market, with the JP Morgan Non-U.S. Government Bond Index up 2.48% for the year. Non-U.S. bond performance was driven primarily by the strong Japanese bond market.

Q: Can you discuss some of the types of securities/sectors which performed well and those which reported disappointing results?

A: The Managed Bond Portfolio outperformed the Lehman Brothers Government/Corporate Bond Index in 1999 by approximately 92 basis points in 1999. The Portfolio's above-index duration was a slight negative as interest rates rose. An emphasis on mortgage-backed securities helped returns as this sector outpaced Treasuries amid increased market stability and narrower yield premiums. Modest holdings of below-investment grade bonds and emerging market securities benefited returns due to their rebound following the financial crisis of 1998. The

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

Government Securities Portfolio outperformed the Lehman Brothers Government Bond Index by approximately 99 basis points. The Portfolio's duration was near its benchmark index, which was neutral for performance. Exposure to mortgage-backed securities added to returns because, as mentioned before, this sector outperformed Treasuries during the year.

Q: What is your outlook for 2000?

A: We expect growth to slow modestly due to correction of any one of several unsustainable economic imbalances, including the declining savings rate, tightening labor markets and the U.S. trade deficit. While we expect inflation to remain relatively subdued, it should nevertheless trend upward in the face of wage pressures, higher commodity prices and increased import prices. Higher inflation keeps interest rates near the top of the Portfolio's secular range. We expect that the Federal Reserve will tighten at least once during the first half of 2000 to restrain inflation.

   PIMCO plans to target duration slightly below the benchmark, given expectations for upward pressure on rates. We expect to retain our focus on intermediate maturities because a relatively flat yield curve offers little extra yield for extending maturities.

   Yield enhancement continues to offer better opportunities for outperformance of each Portfolio's benchmark index than interest rate strategies in a low volatility rate environment. Therefore, we plan to continue to write options to generate income and favor securities with embedded option premiums, such as mortgages and other callable bonds. We plan to overweight mortgages, which offer yield premiums well above Treasuries at a time when refinancing risk is low because of higher rates, while retaining our underweight of investment-grade corporate bonds, which would suffer adverse price performance if earnings erode due to slower U.S. growth. Our strategy is to limit holdings of below-investment grade bonds, focusing on high-quality names amid concern about declining credit quality. In this environment, we anticipate the Portfolio holding modest levels of top-tier emerging market bonds, which benefit from improving growth prospects, and anticipate developing a modest euro currency exposure based on expectations of improving growth in Europe.

Money Market Portfolio
----------------------

Q: How did the Portfolio perform over the year ended December 31, 1999?

A: The Money Market Portfolio continued to outperform the Merrill Lynch 90-day T-Bill Index ("Merrill Lynch Index") during the second half of 1999. The Portfolio's return was 4.94%** for the year ended December 31, 1999 which exceeded the Merrill Lynch Index returns by approximately 9 basis points. The yield, measured during the seven-day period ending December 31, 1999 was 5.62%**.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: The Federal Fund's target interest rate was tightened three times in the second half of 1999. The twenty-five basis point moves on August 24 and November 16 reversed the easing that took place to facilitate liquidity in the latter part of 1998. This action served to move yields upward across the curve. Throughout the second half of the year, 30, 60 and 90-day commercial paper rates increased nearly 150, 110 and 80 basis points respectively. Much of this move took place in November and early December as issuers flooded the market with paper. Looking to complete year-end financing earlier than normal meant paying higher yields to investors. Most issuers were willing to do this in order to avoid any potential Year 2000 conflicts.

   Issuance of acceptable yield enhancing asset-backed securities decreased as the year went on. To replace lost yield, the percentage of high quality corporate bonds in the Portfolio increased to nearly 19%. Additionally, Pacific Life took advantage of the higher yielding commercial paper that issuers were willing to write into early 2000.

   Portfolio holdings increased a dramatic 123% in 1999. This compares to an average money market fund increase of just over 17%. To facilitate liquidity in anticipation of potential withdrawals following Year 2000 inflows, we positioned a larger portion of Portfolio investments in maturities ranging from over-night to January 2000. At times, this meant sacrificing yield as the yield curve steepened over year-end.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: We continue to see a variance in commercial paper pricing precipitated by differences in issuer liquidity. For example, large benchmark programs such as General Motors Acceptance Corporation, Ford Motor Credit Company, and General Electric Capital Corporation maintain wide acceptance, narrow bid/ask spreads and lower market yields. We were able to find relative value in other top tier names such as Fortune Brands, Snap On Inc., AT&T Capital Corp. and Pacific Gas & Electric Corporation.

   Issuers experiencing downgrades or placement on ratings watch lists traded much cheaper relative to the above issuers. Keeping in line with the Portfolio's

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns and 7-day yield do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

investment policies, we avoid investments in companies on review for possible downgrade. While most ratings actions have been attributed to pending merger or acquisition activity, we did see some rating movements due to weak earnings results.

Q: What is your outlook for 2000?

A: Reasons for maintaining the near term Portfolio average maturity shorter than the index are two-fold; (one) given large inflows during 1999, potential redemption activity has increased and; (two) current economic conditions continue to warrant a tighter Federal Reserve stance, making rate hikes more likely. We expect at least one or two Federal Reserve actions in the first half of the year. Holding a shorter average maturity allows more frequent reinvestments in a rising rate environment. Pacific Life's strategy is expected to also include targeting floating rate corporate bond investments.

High Yield Bond Portfolio
-------------------------

Q: How did the Portfolio perform over the year ended December 31, 1999?

A: After underforming the Credit Suisse First Boston Global High Yield Bond Index ("CS First Boston Index") in the first half of 1999, the High Yield Bond Portfolio outperformed its benchmark index in the second half of 1999, but not by enough to make up the difference. The Portfolio finished the year with a 2.90%** total return versus the 3.28%* return of the CS First Boston Index.

                            Performance Comparison
                            ----------------------

                             [GRAPH APPEARS HERE]

                 High Yield                             Lehman Brothers
                 Bond               CS First Boston     Government/Corporate
                 Portfolio          Index               Bond Index
                 ----------         ---------------     --------------------
01/31/90         10,000             10,000              10,000
12/31/90         10,038              9,362              10,828
12/31/91         12,505             13,459              12,575
12/31/92         14,846             15,702              13,529
12/31/93         17,520             18,672              15,021
12/31/94         17,593             18,492              14,495
12/31/95         20,914             21,710              17,281
12/31/96         23,276             24,405              17,785
12/31/97         25,474             27,486              19,520
12/31/98         26,102             27,647              21,370
12/31/99         26,858             28,553              20,910

          Average Annual Returns for Periods Ended December 31, 1999
          ----------------------------------------------------------

                                          1 Year        5 Years        10 Years
                                          ------        -------        --------
High Yield Bond Portfolio**                2.90%         8.83%          10.39%
CS First Boston Index*                     3.28%         9.07%          11.06%
Lehman Brothers Index*                    -2.15%         7.60%           7.66%

--------------------------------------------------------------------------------
Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: The Portfolio underperformed the CS First Boston Index for the year primarily due to its underweight position in emerging markets. Emerging markets, as represented by the JP Morgan Emerging Markets Bond Index ("EMB Index"), returned 12.11%* for the year. Additionally, the Portfolio's slightly longer duration versus the CS First Boston Index contributed to the underperformance.

   In the second half of the year, the Portfolio benefited from its higher weighting in the upper-tier segment of the high yield bond market as issues of higher quality rebounded. Also, the Portfolio's overweight position in the telecommunications sector helped the performance of the Portfolio.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: Several companies in the high yield telecommunications and cable sectors benefited from merger and acquisition activity. AT&T Canada acquired MetroNet Communications Corporation, and their bonds were upgraded to investment grade. Comcast acquired Lenfest, and their bonds also were upgraded. In addition, Rogers Communications received a substantial investment from Microsoft in the summer and then AT&T and British Telecommunications jointly purchased 33% of Rogers Cantel. In both cases, proceeds were used to pay down debt. In emerging markets, Monterrey Power, a Mexican utility, was a strong performer. Finally, Grey Wolf, a leading oil and gas drilling company, benefited from higher oil and gas prices to become a top performer.

   Chiquita bonds disappointed due to weak banana pricing in Europe, and CKE Restaurants, the operator of Carl's Jr. and Hardee's, reported disappointing results due to difficulties with the integration of Hardee's.

Q: What is your outlook for 2000?

A: We are cautiously optimistic on the high yield market due to a favorable economic environment and relatively wide spreads. Additionally, we are encouraged by the declining trend in the default rate. However, potential interest rate hikes by the Federal Reserve could have a negative effect on the entire fixed income market.

Large-Cap Value Portfolio
-------------------------

Q: How did the Portfolio perform over the year ended December 31, 1999?

A: For the year ended December 31, 1999, the Large-Cap Value Portfolio comfortably outperformed its large-cap value peer group, though it trailed the S&P 500 Index. The

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

Portfolio's total return was 11.46%** since its January fourth inception through December 31, 1999, while the S&P 500 Index returned 21.04%* for the year. Funds in the Morningstar large-cap-value category, the Portfolio's peer group, on average had annual returns of 6.59% for the year. Generally speaking, large-cap value funds underperformed large-cap growth funds and the broad market during 1999. Salomon continues to believe that a value orientation offers investors an attractive portfolio diversification vehicle, particularly in the current market environment.

                            Performance Comparison
                            ----------------------

                             [GRAPH APPEARS HERE]

                   Large-Cap Value      S&P 500
                   Portfolio            Index
                   ---------------      -------
01/04/99           10,000               10,000
03/31/99           10,222               10,498
06/30/99           11,557               11,238
09/30/99           10,383               10,537
12/31/99           11,148               12,105

          Average Annual Returns for Periods Ended December 31, 1999
          ----------------------------------------------------------

                                                                         1 Year
                                                                         ------
Large-Cap Value Portfolio**
 (Operations commenced on January 4, 1999)                               11.46%
S&P 500 Index*                                                           21.04%

--------------------------------------------------------------------------------
Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: In 1999, the major market indices performed quite well despite increasing interest rates. At the beginning of 1999, the 30-year Treasury bond yielded 5.1%; by year-end, the yield had increased to 6.5%. During the second quarter of 1999, higher interest rates in the U.S. caused investors to take profits in the technology sector and look beyond the narrow group of stocks that had driven the market's performance. Investors shifted into cyclical stocks as a result of improving worldwide economic growth. The Portfolio benefited substantially from increased market breadth and a rotation into value stocks, but unfortunately, the rotation proved fleeting. In the third quarter of 1999, growth stocks returned to the forefront again. As interest rates continued to increase, investors sought companies exhibiting strong unit growth, particularly technology stocks. Market breadth narrowed once again. The focus on technology stocks gained considerable momentum during the fourth quarter. As a result of the technology sector's strong performance throughout the year, technology stocks now account for 30% of the S&P 500 Index, up from 19% a year ago. Overall, S&P 500 Index returns in 1999 were narrowly distributed. In fact, only half the stocks in the index had a positive return for the year.

Q: Can you discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results?

A: In 1999, the S&P 500 Index's performance was predominately led by the technology sector; the consumer staples, health care, transportation and utility sectors had negative returns for the year. The Portfolio benefited from its technology holdings, but its underweight position penalized relative performance. Within technology, the Portfolio's holdings in 3 Com Corporation, Corning Inc., Hewlett-Packard Corporation, Alcatel Alsthom and Texas Instruments Inc. led the Portfolio's performance. Other significant contributors to performance included AT&T Corporation-Liberty Media, Hughes Electronics Corporation and Morgan Stanley Dean Witter. The Portfolio's tobacco company holdings, which have subsequently been reduced, held back its performance.

Q: What is your outlook for 2000?

A: In 2000, we expect the U.S. economy to begin to slow as a result of recent and anticipated interest rate increases by the Federal Reserve. With interest rates and commodity prices trending up and corporate profits and GDP growth expected to slow, equity market returns may not be as buoyant as in recent years. Given the significant weighting of the technology sector in the S&P 500 Index, the performance of technology stocks will have an important impact on the market's overall performance. We do expect market breadth to improve this year, which we are already beginning to see. In a broader market, stock selection will become more important than sector momentum and we have a strong team of analysts to support those efforts. We would expect the Portfolio to benefit from this anticipated increased market breadth.

   The Portfolio continues to focus on stocks with attractive valuations and favorable earnings growth prospects. Despite the strong performance of the major market indices in 1999, we continue to find attractively valued opportunities. Recently, we have added to consumer staples names like Safeway Inc. and Ralston Purina. We have also modestly increased the Portfolio's weighting in the financial sector due to attractive valuations. If we see a correction in selected technology names, we plan to increase the Portfolio's weighting in that sector as well. We are confident that our value strategy will reward shareholders over time.

                               ________________

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

                         INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
Pacific Select Fund:

 We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Pacific Select Fund (the "Fund") (comprised of the Aggressive Equity, Emerging Markets, Growth, Bond and Income, Equity, Multi-Strategy, Equity Income, Growth LT, Mid-Cap Value, Equity Index, Small-Cap Index, REIT, International, Government Securities, Managed Bond, Money Market, High Yield Bond, and Large-Cap Value Portfolios) as of December 31, 1999 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (as to the Mid-Cap Value, Small-Cap Index, REIT, and Large-Cap Value Portfolios, for the periods from commencement of operations through December 31, 1999), and the financial highlights for each of the five years in the period then ended (as to the Aggressive Equity, Emerging Markets, Mid-Cap Value, Small-Cap Index, REIT, and Large-Cap Value Portfolios, for each of the periods from commencement of operations through December 31, 1999). These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement and financial highlights presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting Pacific Select Fund as of December 31, 1999, the results of their operations, the changes in their net assets, and the related financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Costa Mesa, California
February 7, 2000

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
(In thousands, except per share amounts)

                          Aggressive Emerging              Bond and                Multi-     Equity     Growth     Mid-Cap
                            Equity    Markets    Growth     Income      Equity    Strategy    Income       LT        Value
                          Portfolio  Portfolio  Portfolio  Portfolio  Portfolio   Portfolio Portfolio  Portfolio   Portfolio
                          --------------------------------------------------------------------------------------------------
ASSETS
Investments, at value...   $465,172  $217,036   $425,124   $195,932   $1,042,074  $828,830  $1,810,838 $3,577,060  $107,225
Cash....................          1                               1            1                                3         1
Receivables:
 Dividends and interest.        292       287        208      2,626          712     2,920       2,602        359        83
 Fund shares sold.......      1,460       122        406        391          931       624       1,460      3,183       432
 Securities sold........                                                            15,397                 73,633
 Other..................                   24          1                                                        4         6
Forward foreign currency
contracts appreciation..                                                                                    8,151
Variation margin........                                                     108       168         269
Organization costs......          6         6
                          --------------------------------------------------------------------------------------------------
Total Assets............    466,931   217,475    425,739    198,950    1,043,826   847,939   1,815,169  3,662,393   107,747
                          --------------------------------------------------------------------------------------------------

LIABILITIES
Payables:
 Fund shares redeemed...        214       121                    23          604       349         102      1,341
 Securities purchased...         34                  378                           107,646         724      2,804       241
 Accrued advisory fees..        293       190        210        102          534       400         966      2,142        72
 Accrued custodian fees
 and recordkeeping fees.         17       112         26         12            5        23          83        142
 Accrued other..........         13        22         18          5            5        15          70        113
Variation margin........                                        171
                          --------------------------------------------------------------------------------------------------
Total Liabilities.......        571       445        632        313        1,148   108,433       1,945      6,542       313
                          --------------------------------------------------------------------------------------------------
NET ASSETS..............   $466,360  $217,030   $425,107   $198,637   $1,042,678  $739,506  $1,813,224 $3,655,851  $107,434
                          --------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid-in capital.........   $378,250  $187,907   $277,939   $220,500     $674,243  $662,800  $1,480,156 $1,711,252  $107,091
Accumulated
undistributed net
investment income
(loss)..................       (507)       24        (26)       145         (111)      236         235       (366)        6
Accumulated
undistributed net
realized gain (loss)....     13,455   (16,630)    42,263     (9,941)      74,378    43,171     124,994    610,049     1,465
Net unrealized
appreciation
(depreciation) on
investments and
assets and liabilities
in foreign currencies...     75,162    45,729    104,931    (12,067)     294,168    33,299     207,839  1,334,916    (1,128)
                          --------------------------------------------------------------------------------------------------
NET ASSETS..............   $466,360  $217,030   $425,107   $198,637   $1,042,678  $739,506  $1,813,224 $3,655,851  $107,434
                          --------------------------------------------------------------------------------------------------
Shares of beneficial
interest outstanding of
$.001 par value.........     32,051    20,716     14,271     17,885       27,801    43,552      65,341     76,688    10,233
                          --------------------------------------------------------------------------------------------------
NET ASSETS PER SHARE....    $14.551   $10.476    $29.787    $11.107      $37.504   $16.980     $27.750    $47.671   $10.498
                          --------------------------------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 1999
(In thousands, except per share amounts)

                                                                       Govern-                            High
                            Equity    Small-Cap             Inter-       ment     Managed      Money      Yield    Large-Cap
                            Index       Index     REIT     national   Securities    Bond       Market     Bond       Value
                          Portfolio   Portfolio Portfolio Portfolio   Portfolio  Portfolio   Portfolio  Portfolio  Portfolio
                          --------------------------------------------------------------------------------------------------
ASSETS
Investments, at value...  $2,421,788  $114,755   $49,962  $1,661,736   $564,565  $1,419,785  $1,057,792 $438,322   $168,325
Cash....................          10         1                    39          1           1           1        1
Receivables:
 Dividends and interest.       2,119       115       401       3,000      1,629      11,280       2,663   10,078        249
 Fund shares sold.......       1,142       251       410       2,125      1,608       1,917         319      669        659
 Securities sold........         181        56                 7,070                  1,433                             585
 Other..................                                                      1           8                               8
Variation margin........         118        30                19,559
                          --------------------------------------------------------------------------------------------------
Total Assets............   2,425,358   115,208    50,773   1,693,529    567,804   1,434,424   1,060,775  449,070    169,826
                          --------------------------------------------------------------------------------------------------

LIABILITIES
Payables:
 Fund shares redeemed...         583         9                     1          1          11       3,342       23
 Securities purchased...         649        43       619       7,598    138,175     340,435
 Accrued advisory fees..         309        44        43       1,162        215         554         286      230        118
 Accrued custodian fees
 and recordkeeping fees.         111        51         5         410         35          73          40       42
 Accrued other..........          95         9         5         388         19          37          35       28
Outstanding options
written, at value (1)...                                                    620       1,389                             177
Forward foreign currency
contracts depreciation..                                         524         29         160
Variation margin........                                                    536         787
                          --------------------------------------------------------------------------------------------------
Total Liabilities.......       1,747       156       672      10,083    139,630     343,446       3,703      323        295
                          --------------------------------------------------------------------------------------------------
NET ASSETS..............  $2,423,611  $115,052   $50,101  $1,683,446   $428,174  $1,090,978  $1,057,072 $448,747   $169,531
                          --------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid-in capital.........  $1,617,334  $101,255   $54,205  $1,366,714   $446,499  $1,151,391  $1,056,942 $488,847   $166,708
Accumulated
undistributed net
investment income
(loss)..................          (7)                  8      (4,579)       408         697         130      (17)        (3)
Accumulated
undistributed net
realized gain (loss)....      25,172       326      (132)     22,708    (12,026)    (37,094)             (22,074)       747
Net unrealized
appreciation
(depreciation) on
investments and assets
and liabilities in
foreign currencies......     781,112    13,471    (3,980)    298,603     (6,707)    (24,016)             (18,009)     2,079
                          --------------------------------------------------------------------------------------------------
NET ASSETS..............  $2,423,611  $115,052   $50,101  $1,683,446   $428,174  $1,090,978  $1,057,072 $448,747   $169,531
                          --------------------------------------------------------------------------------------------------
Shares of beneficial
interest outstanding of
$.001 par value.........      63,103     9,798     5,224      91,028     42,389     105,646     104,869   50,920     15,285
                          --------------------------------------------------------------------------------------------------
NET ASSETS PER SHARE....     $38.407   $11.743    $9.590     $18.494    $10.101     $10.327     $10.080   $8.813    $11.091
                          --------------------------------------------------------------------------------------------------

(1) Premiums received for the Government Securities, Managed Bond and Large-Cap Value Portfolios were $500, $1,082 and $113, respectively.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
(In thousands)

                         Aggressive Emerging             Bond and               Multi-    Equity      Growth       Mid-Cap
                           Equity    Markets   Growth     Income     Equity    Strategy   Income        LT          Value
                         Portfolio  Portfolio Portfolio  Portfolio  Portfolio  Portfolio Portfolio  Portfolio   Portfolio (1)
                         ----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends, net of
foreign taxes withheld.    $1,908     $2,685    $1,947                $4,680     $5,299   $21,699       $4,305       $556
Interest...............       274        522       594    $13,303        878     16,217     2,652        4,936        170
Other..................        34         15       143         18         84         20        31          489          6
                         ----------------------------------------------------------------------------------------------------
Total Investment
Income.................     2,216      3,222     2,684     13,321      5,642     21,536    24,382        9,730        732
                         ----------------------------------------------------------------------------------------------------

EXPENSES
Advisory fees..........     2,428      1,642     1,897      1,185      4,542      4,281     9,869       15,562        439
Custodian fees and
expenses...............        45        366        35         31         47         80       112          200         25
Recordkeeping fees.....        56         45        55         51        123        133       283          365         10
Trustees' fees and
expenses...............         4          2         4          3          9          9        20           24
Legal fees.............        16         33        15         10         37         35        81          109          4
Printing expenses......        18          9        17         12         37         38        86          103          2
Other..................        32         20        24         18         60         59       134          176         25
                         ----------------------------------------------------------------------------------------------------
Total Expenses.........     2,599      2,117     2,047      1,310      4,855      4,635    10,585       16,539        505
Expense Reductions.....        (3)        (5)       (2)        (6)       (16)       (28)      (15)          (5)        (1)
                         ----------------------------------------------------------------------------------------------------
Net Expenses...........     2,596      2,112     2,045      1,304      4,839      4,607    10,570       16,534        504
                         ----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
(LOSS).................      (380)     1,110       639     12,017        803     16,929    13,812       (6,804)       228
                         ----------------------------------------------------------------------------------------------------

NET REALIZED AND
UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND
FOREIGN CURRENCY
TRANSACTIONS
Net realized gain
(loss) from security
transactions...........    21,594       (436)   42,262     (6,106)    72,515     43,905   125,443      611,605      1,465
Net realized gain
(loss) from futures
contracts..............                                    (4,173)     1,901         88     3,385
Net realized foreign
exchange gain (loss)...                 (579)                  42                   131                  9,336
                         ----------------------------------------------------------------------------------------------------
Net Realized Gain
(Loss) on Investments
and Foreign Currency
Transactions...........    21,594     (1,015)   42,262    (10,237)    74,416     44,124   128,828      620,941      1,465
                         ----------------------------------------------------------------------------------------------------
Net unrealized
appreciation
(depreciation) on
investments............    68,230     69,204    84,649    (16,192)   179,354    (16,651)   39,259      974,657     (1,128)
Net unrealized
appreciation
(depreciation) on
futures contracts......                                      (533)     1,344        890     3,996
Net unrealized foreign
exchange gain (loss)...                   10                    2                   (94)                 7,986
                         ----------------------------------------------------------------------------------------------------
Net Unrealized Gain
(Loss) on Investments
and Foreign Currency
Transactions...........    68,230     69,214    84,649    (16,723)   180,698    (15,855)   43,255      982,643     (1,128)
                         ----------------------------------------------------------------------------------------------------
NET REALIZED AND
UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND
FOREIGN CURRENCY
TRANSACTIONS...........    89,824     68,199   126,911    (26,960)   255,114     28,269   172,083    1,603,584        337
                         ----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS........   $89,444    $69,309  $127,550   ($14,943)  $255,917    $45,198  $185,895   $1,596,780       $565
                         ----------------------------------------------------------------------------------------------------

(1) Operations commenced on January 4, 1999.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 1999
(In thousands)

                                                                     Govern-                          High
                   Equity      Small-Cap                  Inter-       ment     Managed     Money     Yield     Large-Cap
                    Index        Index         REIT      national   Securities   Bond      Market     Bond        Value
                  Portfolio  Portfolio (1) Portfolio (1) Portfolio  Portfolio  Portfolio  Portfolio Portfolio Portfolio (1)
                  ---------------------------------------------------------------------------------------------------------
INVESTMENT
INCOME
Dividends, net
of foreign taxes
withheld........   $24,046         $744        $1,999     $19,855                                       $134     $1,228
Interest........     1,455          141            72       7,104    $18,160    $59,279    $38,691    38,863        339
Other...........        25           21             2                    415      1,307                  578         12
                  ---------------------------------------------------------------------------------------------------------
Total Investment
Income..........    25,526          906         2,073      26,959     18,575     60,586     38,691    39,575      1,579
                  ---------------------------------------------------------------------------------------------------------

EXPENSES
Advisory fees...     3,003          260           309      10,752      1,902      5,736      2,573     2,551        729
Custodian fees
and expenses....       146          183            19       1,372         55        169         59        50         55
Recordkeeping
fees............       355           10             6         250         74        196        128        97         16
Trustees' fees
and expenses....        25                                     17          4         13          9         6          1
Legal fees......       107            7             2          70         18         51         41        22          6
Printing
expenses........       105            2             1          69         16         54         38        25          3
Other...........       169           25            23         248         27         85         60        37         27
                  ---------------------------------------------------------------------------------------------------------
Total Expenses..     3,910          487           360      12,778      2,096      6,304      2,908     2,788        837
Expense
Reductions......       (27)         (98)                       (1)       (12)       (45)       (16)      (10)        (1)
                  ---------------------------------------------------------------------------------------------------------
Net Expenses....     3,883          389           360      12,777      2,084      6,259      2,892     2,778        836
                  ---------------------------------------------------------------------------------------------------------
NET INVESTMENT
INCOME..........    21,643          517         1,713      14,182     16,491     54,327     35,799    36,797        743
                  ---------------------------------------------------------------------------------------------------------

NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS AND
FOREIGN CURRENCY
TRANSACTIONS
Net realized
gain (loss) from
security
transactions....    22,686        1,538           (26)      9,019     (6,678)   (23,361)             (11,559)       747
Net realized
gain (loss) from
futures
contracts.......     2,984           (3)                   16,811     (5,959)   (16,826)
Net realized
foreign exchange
gain (loss).....                                           (9,616)        66       (722)
                  ---------------------------------------------------------------------------------------------------------
Net Realized
Gain (Loss) on
Investments and
Foreign Currency
Transactions....    25,670        1,535           (26)     16,214    (12,571)   (40,909)             (11,559)       747
                  ---------------------------------------------------------------------------------------------------------
Net unrealized
appreciation
(depreciation)
on investments..   319,626       13,410        (3,980)    262,002     (6,114)   (26,491)             (12,739)     2,079
Net unrealized
appreciation
(depreciation)
on futures
contracts.......     1,150           61                    21,748     (2,033)    (1,679)
Net unrealized
foreign exchange
loss............                                           (1,254)       (28)       (76)
                  ---------------------------------------------------------------------------------------------------------
Net Unrealized
Gain (Loss) on
Investments and
Foreign Currency
Transactions....   320,776       13,471        (3,980)    282,496     (8,175)   (28,246)             (12,739)     2,079
                  ---------------------------------------------------------------------------------------------------------
NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS AND
FOREIGN CURRENCY
TRANSACTIONS....   346,446       15,006        (4,006)    298,710    (20,746)   (69,155)             (24,298)     2,826
                  ---------------------------------------------------------------------------------------------------------
NET INCREASE
(DECREASE) IN
NET ASSETS
RESULTING FROM
OPERATIONS......  $368,089      $15,523       ($2,293)   $312,892    ($4,255)  ($14,828)   $35,799   $12,499     $3,569
                  ---------------------------------------------------------------------------------------------------------

(1) Operations commenced on January 4, 1999.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1999
(In thousands)

                        Aggressive Emerging              Bond and                Multi-      Equity      Growth       Mid-Cap
                          Equity    Markets    Growth     Income      Equity    Strategy     Income        LT          Value
                        Portfolio  Portfolio  Portfolio  Portfolio  Portfolio   Portfolio  Portfolio   Portfolio   Portfolio (1)
                        --------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income
(loss)...............       ($380)   $1,110       $639    $12,017         $803   $16,929      $13,812     ($6,804)       $228
Net realized gain
(loss) on investments
and foreign
currency transactions.     21,594    (1,015)    42,262    (10,237)      74,416    44,124      128,828     620,941       1,465
Net unrealized gain
(loss) on investments
and foreign
currency transactions.     68,230    69,214     84,649    (16,723)     180,698   (15,855)      43,255     982,643      (1,128)
                        --------------------------------------------------------------------------------------------------------
Net Increase
(Decrease) in Net
Assets Resulting from
Operations...........      89,444    69,309    127,550    (14,943)     255,917    45,198      185,895   1,596,780         565
                        --------------------------------------------------------------------------------------------------------
Net Equalization
Credits..............                   510        118        253          194     1,185        1,323                     388
                        --------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS
Net investment
income...............                  (650)      (644)   (11,929)        (818)  (16,821)     (13,560)                   (222)
Net realized gains...     (27,050)             (32,134)    (8,209)     (46,839)  (38,774)    (119,857)   (147,190)
                        --------------------------------------------------------------------------------------------------------
Net Decrease in Net
Assets Resulting from
Distributions
to Shareholders......     (27,050)     (650)   (32,778)   (20,138)     (47,657)  (55,595)    (133,417)   (147,190)       (222)
                        --------------------------------------------------------------------------------------------------------

CAPITAL SHARE
TRANSACTIONS
Proceeds from sale of
shares...............     391,140   122,913    169,884     82,918      419,537   205,988      554,460   1,127,217     125,842
Dividend
reinvestments........      27,051       643     32,706     20,063       47,626    55,255      133,105     147,190         221
Cost of shares
repurchased..........    (232,937)  (82,265)  (140,331)   (54,054)    (135,568)  (88,949)    (190,285)   (347,905)    (19,360)
                        --------------------------------------------------------------------------------------------------------
Net Increase in Net
Assets Derived from
Capital Share
Transactions.........     185,254    41,291     62,259     48,927      331,595   172,294      497,280     926,502     106,703
                        --------------------------------------------------------------------------------------------------------
NET INCREASE IN NET
ASSETS...............     247,648   110,460    157,149     14,099      540,049   163,082      551,081   2,376,092     107,434
                        --------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Year....     218,712   106,570    267,958    184,538      502,629   576,424    1,262,143   1,279,759
                        --------------------------------------------------------------------------------------------------------
End of Year..........    $466,360  $217,030   $425,107   $198,637   $1,042,678  $739,506   $1,813,224  $3,655,851    $107,434
                        --------------------------------------------------------------------------------------------------------

(1) Operations commenced on January 4, 1999.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 1999
(In thousands)

                                                                       Govern-                             High
                    Equity      Small-Cap                   Inter-       ment     Managed      Money       Yield      Large-Cap
                    Index         Index         REIT       national   Securities    Bond       Market      Bond         Value
                  Portfolio   Portfolio (1) Portfolio (1) Portfolio   Portfolio  Portfolio   Portfolio   Portfolio  Portfolio (1)
                  ---------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment
income..........     $21,643        $517        $1,713       $14,182    $16,491     $54,327     $35,799   $36,797         $743
Net realized
gain (loss) on
investments and
foreign currency
transactions....      25,670       1,535           (26)       16,214    (12,571)    (40,909)              (11,559)         747
Net unrealized
gain (loss) on
investments and
foreign currency
transactions....     320,776      13,471        (3,980)      282,496     (8,175)    (28,246)              (12,739)       2,079
                  ---------------------------------------------------------------------------------------------------------------
Net Increase
(Decrease) in
Net Assets
Resulting from
Operations......     368,089      15,523        (2,293)      312,892     (4,255)    (14,828)     35,799    12,499        3,569
                  ---------------------------------------------------------------------------------------------------------------
Net Equalization
Credits.........       1,588         467           833         8,793      3,681      10,971       7,070     1,528          732
                  ---------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS
Net investment
income..........     (21,634)       (517)       (1,705)       (8,658)   (16,370)    (53,390)    (35,643)  (36,795)        (746)
Net realized
gains...........      (8,241)     (1,209)         (106)      (44,740)    (4,137)    (22,065)
                  ---------------------------------------------------------------------------------------------------------------
Net Decrease in
Net Assets
Resulting from
Distributions
to Shareholders.     (29,875)     (1,726)       (1,811)      (53,398)   (20,507)    (75,455)    (35,643)  (36,795)        (746)
                  ---------------------------------------------------------------------------------------------------------------

CAPITAL SHARE
TRANSACTIONS
Proceeds from
sale of shares..     778,612     118,409        59,776     3,291,235    272,594     435,530   4,734,509   194,692      195,137
Dividend
reinvestments...      29,806       1,719         1,777        52,357     20,246      74,523      35,306    36,160          742
Cost of shares
repurchased.....    (221,066)    (19,340)       (8,181)   (2,924,648)   (34,013)   (105,752) (4,199,090) (148,722)     (29,903)
                  ---------------------------------------------------------------------------------------------------------------
Net Increase in
Net Assets
Derived from
Capital Share
Transactions....     587,352     100,788        53,372       418,944    258,827     404,301     570,725    82,130      165,976
                  ---------------------------------------------------------------------------------------------------------------
NET INCREASE IN
NET ASSETS......     927,154     115,052        50,101       687,231    237,746     324,989     577,951    59,362      169,531
                  ---------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of
Year............   1,496,457                                 996,215    190,428     765,989     479,121   389,385
                  ---------------------------------------------------------------------------------------------------------------
End of Year.....  $2,423,611    $115,052       $50,101    $1,683,446   $428,174  $1,090,978  $1,057,072  $448,747     $169,531
                  ---------------------------------------------------------------------------------------------------------------

(1) Operations commenced on January 4, 1999.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1998
(In thousands)

                          Aggressive Emerging              Bond and               Multi-      Equity
                            Equity    Markets    Growth     Income     Equity    Strategy     Income
                          Portfolio  Portfolio  Portfolio  Portfolio  Portfolio  Portfolio  Portfolio
                          ----------------------------------------------------------------------------
OPERATIONS
Net investment income ..        $14    $1,471       $289     $8,286     $1,380    $12,926       $8,547
Net realized gain (loss)
on investments and
foreign currency
transactions............     22,009    (6,218)    32,221      8,906     46,920     38,315      116,567
Net unrealized gain
(loss) on investments
and foreign currency
transactions............       (728)  (26,821)   (24,053)    (4,829)    56,425     26,971       97,502
                          ----------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets Resulting
from Operations.........     21,295   (31,568)     8,457     12,363    104,725     78,212      222,616
                          ----------------------------------------------------------------------------
Net Equalization
Credits.................          1       505         74        339        129      1,198          906
                          ----------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS
Net investment income...               (1,248)      (290)    (8,586)    (1,381)   (12,931)      (8,547)
Net realized gains......        (61)             (27,273)      (235)   (22,468)   (30,371)    (109,897)
                          ----------------------------------------------------------------------------
Net Decrease in Net
Assets Resulting from
Distributions to
Shareholders............        (61)   (1,248)   (27,563)    (8,821)   (23,849)   (43,302)    (118,444)
                          ----------------------------------------------------------------------------

CAPITAL SHARE
TRANSACTIONS
Proceeds from sale of
shares..................    120,515    51,722     91,962     84,983    146,441    174,831      329,063
Dividend reinvestments..         61     1,234     27,346      8,797     23,823     43,041      118,158
Cost of shares
repurchased.............    (45,851)  (13,500)   (78,873)   (25,630)   (66,783)   (44,684)     (96,268)
                          ----------------------------------------------------------------------------
Net Increase in Net
Assets Derived from
Capital Share
Transactions............     74,725    39,456     40,435     68,150    103,481    173,188      350,953
                          ----------------------------------------------------------------------------
NET INCREASE IN NET
ASSETS..................     95,960     7,145     21,403     72,031    184,486    209,296      456,031
                          ----------------------------------------------------------------------------

NET ASSETS
Beginning of Year.......    122,752    99,425    246,555    112,507    318,143    367,128      806,112
                          ----------------------------------------------------------------------------
End of Year.............   $218,712  $106,570   $267,958   $184,538   $502,629   $576,424   $1,262,143
                          ----------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 1998
(In thousands)

                                                              Govern-                            High
                            Growth      Equity     Inter-       ment     Managed     Money       Yield
                              LT        Index     national   Securities   Bond       Market      Bond
                          Portfolio   Portfolio   Portfolio  Portfolio  Portfolio  Portfolio   Portfolio
                          ------------------------------------------------------------------------------
OPERATIONS
Net investment income
(loss)..................       ($728)    $15,441    $12,551     $7,889   $33,206      $24,906   $29,002
Net realized gain (loss)
on investments and
foreign currency
transactions............     144,308       8,049     40,061      4,883    25,244                (10,509)
Net unrealized gain
(loss) on investments
and foreign currency
transactions............     294,266     267,032     (4,997)       209    (5,131)                (9,458)
                          ------------------------------------------------------------------------------
Net Increase in Net
Assets Resulting from
Operations..............     437,846     290,522     47,615     12,981    53,319       24,906     9,035
                          ------------------------------------------------------------------------------
Net Equalization
Credits.................         154       1,064      4,266        665     7,090          194     1,756
                          ------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS
Net investment income...      (1,663)    (15,445)    (9,237)    (7,743)  (32,494)     (24,906)  (29,002)
Net realized gains......     (37,027)     (8,460)   (64,358)    (2,574)   (7,425)                (3,161)
                          ------------------------------------------------------------------------------
Net Decrease in Net
Assets Resulting from
Distributions to
Shareholders............     (38,690)    (23,905)   (73,595)   (10,317)  (39,919)     (24,906)  (32,163)
                          ------------------------------------------------------------------------------

CAPITAL SHARE
TRANSACTIONS
Proceeds from sale of
shares..................     290,586     473,473  1,173,060    100,543   278,432    1,609,674   149,046
Dividend reinvestments..      38,673      23,844     72,693     10,211    38,009       24,709    31,658
Cost of shares
repurchased.............    (125,957)   (142,677)  (991,860)   (53,555)  (39,517)  (1,606,961)  (81,072)
                          ------------------------------------------------------------------------------
Net Increase in Net
Assets Derived from
Capital Share
Transactions............     203,302     354,640    253,893     57,199   276,924       27,422    99,632
                          ------------------------------------------------------------------------------
NET INCREASE IN NET
ASSETS..................     602,612     622,321    232,179     60,528   297,414       27,616    78,260
                          ------------------------------------------------------------------------------

NET ASSETS
Beginning of Year.......     677,147     874,136    764,036    129,900   468,575      451,505   311,125
                          ------------------------------------------------------------------------------
End of Year.............  $1,279,759  $1,496,457   $996,215   $190,428  $765,989     $479,121  $389,385
                          ------------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each year were as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Investment Activities                        Distributions
                                        --------------------------------------  ----------------------------------------
                             Net Asset     Net       Net Realized               Dividends                                 Net Asset
                               Value,   Investment  and Unrealized  Total from   from Net   Distributions                   Value,
For the Year Ended           Beginning    Income     Gain (Loss)    Investment  Investment   from Capital      Total       End of
   December 31,               of Year     (Loss)    on Securities   Operations    Income        Gains      Distributions    Year
-----------------------------------------------------------------------------------------------------------------------------------
Aggressive Equity Portfolio
---------------------------
1999                           $12.66     ($0.01)        $3.27         $3.26        -           ($1.37)       ($1.37)      $14.55
1998                            11.18       0.01          1.47          1.48        -               -            -          12.66
1997                            10.78      (0.01)         0.41          0.40        -               -            -          11.18
1996 (1)                        10.00       0.01          0.78          0.79      ($0.01)           -          (0.01)       10.78
-----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio
--------------------------
1999                            $6.85      $0.03         $3.63         $3.66      ($0.03)           -         ($0.03)      $10.48
1998                             9.47       0.10         (2.64)        (2.54)      (0.08)           -          (0.08)        6.85
1997                             9.68       0.06         (0.22)        (0.16)      (0.05)           -          (0.05)        9.47
1996 (1)                        10.00      (0.02)        (0.30)        (0.32)       -               -            -           9.68
-----------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio
----------------
1999                           $22.92      $0.05         $9.75         $9.80      ($0.05)       ($2.88)       ($2.93)      $29.79
1998                            24.61       0.02          0.90          0.92       (0.02)        (2.59)        (2.61)       22.92
1997                            21.45       0.05          5.65          5.70       (0.05)        (2.49)        (2.54)       24.61
1996                            18.57       0.08          4.11          4.19       (0.09)        (1.22)        (1.31)       21.45
1995                            14.90       0.15          3.67          3.82       (0.15)           -          (0.15)       18.57
-----------------------------------------------------------------------------------------------------------------------------------
Bond and Income Portfolio
-------------------------
1999                           $13.30      $0.73        ($1.67)       ($0.94)     ($0.72)       ($0.53)       ($1.25)      $11.11
1998                            12.97       0.74          0.39          1.13       (0.78)        (0.02)        (0.80)       13.30
1997                            12.05       0.80          1.05          1.85       (0.76)        (0.17)        (0.93)       12.97
1996                            13.02       0.79         (0.94)        (0.15)      (0.79)        (0.03)        (0.82)       12.05
1995                            10.42       0.82          2.59          3.41       (0.81)           -          (0.81)       13.02
-----------------------------------------------------------------------------------------------------------------------------------
Equity Portfolio
----------------
1999                           $29.27      $0.03        $10.56        $10.59      ($0.03)       ($2.33)       ($2.36)      $37.50
1998                            23.89       0.09          7.01          7.10       (0.09)        (1.63)        (1.72)       29.27
1997                            21.07       0.14          3.58          3.72       (0.13)        (0.77)        (0.90)       23.89
1996                            17.52       0.02          4.71          4.73       (0.02)        (1.16)        (1.18)       21.07
1995                            14.20       0.05          3.33          3.38       (0.06)           -          (0.06)       17.52
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Strategy Portfolio
------------------------
1999                           $17.32      $0.44         $0.74         $1.18      ($0.43)       ($1.09)       ($1.52)      $16.98
1998                            16.18       0.46          2.34          2.80       (0.46)        (1.20)        (1.66)       17.32
1997                            14.75       0.50          2.23          2.73       (0.50)        (0.80)        (1.30)       16.18
1996                            14.20       0.48          1.20          1.68       (0.48)        (0.65)        (1.13)       14.75
1995                            11.73       0.45          2.47          2.92       (0.45)           -          (0.45)       14.20
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     Ratios/Supplemental Data
                             ------------------------------------------------------------------------------------------------------
                                         Net         Ratio        Ratio         Ratio of Net          Ratio of Net
                                        Assets,     of Net      of Gross     Investment Income      Investment Income
                                        End of    Expenses to  Expenses to  (Loss) after Expense   (Loss) before Expense  Portfolio
For the Year Ended           Total     Year (in   Average Net  Average Net  Reductions to Average  Reductions to Average  Turnover
   December 31,              Return   thousands)   Assets (3)   Assets (3)      Net Assets (3)         Net Assets (3)       Rate
-----------------------------------------------------------------------------------------------------------------------------------
Aggressive Equity Portfolio
---------------------------
1999                          27.35%    $466,360     0.85%         0.85%           (0.12%)                (0.13%)          100.85%
1998                          13.22%     218,712     0.89%         0.89%            0.01%                  0.01%           184.42%
1997                           3.78%     122,752     0.86%         0.87%           (0.13%)                (0.13%)          189.21%
1996 (1)                       7.86%      49,849     1.02%         1.03%           (0.11%)                (0.12%)           79.86%
-----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio
--------------------------
1999                          53.56%    $217,030     1.41%         1.42%            0.74%                  0.74%            48.52%
1998                         (26.83%)    106,570     1.46%         1.46%            1.42%                  1.42%            29.82%
1997                          (1.69%)     99,425     1.46%         1.47%            0.80%                  0.79%            69.60%
1996 (1)                      (3.23%)     44,083     2.18%         2.22%           (0.11%)                (0.14%)           47.63%
-----------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio
----------------
1999                          47.52%    $425,107     0.70%         0.70%            0.22%                  0.22%            49.34%
1998                           2.69%     267,958     0.70%         0.70%            0.11%                  0.11%            48.48%
1997                          30.27%     246,555     0.70%         0.70%            0.22%                  0.21%            52.20%
1996                          23.62%     167,335     0.76%         0.76%            0.44%                  0.43%            70.22%
1995                          25.75%     129,741     0.79%         0.79%            0.88%                  0.88%            46.76%
-----------------------------------------------------------------------------------------------------------------------------------
Bond and Income Portfolio
-------------------------
1999                          (7.34%)   $198,637     0.66%         0.66%            6.08%                  6.08%            82.59%
1998                           8.97%     184,538     0.70%         0.70%            5.73%                  5.72%           147.00%
1997                          16.32%     112,507     0.66%         0.66%            6.62%                  6.62%            15.32%
1996                          (0.80%)     81,810     0.71%         0.71%            6.74%                  6.74%            26.50%
1995                          33.71%      56,853     0.80%         0.80%            6.93%                  6.93%            51.84%
-----------------------------------------------------------------------------------------------------------------------------------
Equity Portfolio
----------------
1999                          38.54%  $1,042,678     0.69%         0.69%            0.11%                  0.11%            58.72%
1998                          30.28%     502,629     0.71%         0.71%            0.35%                  0.35%           130.51%
1997                          18.18%     318,143     0.70%         0.70%            0.59%                  0.59%           159.88%
1996                          28.03%     207,897     0.74%         0.74%            0.05%                  0.05%            90.98%
1995                          23.80%     108,136     0.80%         0.80%            0.27%                  0.27%           226.45%
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Strategy Portfolio
------------------------
1999                           7.04%    $739,506     0.70%         0.70%            2.57%                  2.56%           196.97%
1998                          18.17%     576,424     0.70%         0.71%            2.81%                  2.81%           102.38%
1997                          19.62%     367,128     0.71%         0.71%            3.25%                  3.25%            71.89%
1996                          12.56%     225,619     0.78%         0.78%            3.37%                  3.37%           132.94%
1995                          25.25%     134,501     0.84%         0.84%            3.49%                  3.49%           176.45%
-----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements           See explanation of references on C-3

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share outstanding throughout each year were as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Investment Activities                        Distributions
                                        --------------------------------------  ----------------------------------------
                             Net Asset     Net       Net Realized               Dividends                                 Net Asset
                               Value,   Investment  and Unrealized  Total from   from Net   Distributions                   Value,
For the Year Ended           Beginning    Income      Gain (Loss)   Investment  Investment   from Capital      Total       End of
   December 31,               of Year     (Loss)     on Securities  Operations    Income        Gains      Distributions    Year
-----------------------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio
-----------------------
1999                           $26.89      $0.24         $3.20         $3.44      ($0.24)      ($2.34)        ($2.58)      $27.75
1998                            24.47       0.20          5.44          5.64       (0.20)       (3.02)         (3.22)       26.89
1997                            20.45       0.20          5.35          5.55       (0.20)       (1.33)         (1.53)       24.47
1996                            18.21       0.24          3.15          3.39       (0.24)       (0.91)         (1.15)       20.45
1995                            14.05       0.26          4.16          4.42       (0.26)          -           (0.26)       18.21
-----------------------------------------------------------------------------------------------------------------------------------
Growth LT Portfolio
-------------------
1999                           $26.20      $0.15        $23.95        $24.10        -          ($2.63)        ($2.63)      $47.67
1998                            17.31      (0.04)         9.86          9.82      ($0.05)       (0.88)         (0.93)       26.20
1997                            16.50       0.16          1.51          1.67       (0.09)       (0.77)         (0.86)       17.31
1996                            14.12       0.14          2.37          2.51       (0.13)          -           (0.13)       16.50
1995                            11.11       0.10          3.96          4.06       (0.10)       (0.95)         (1.05)       14.12
-----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio
-----------------------
1999 (2)                       $10.00      $0.02         $0.50         $0.52      ($0.02)          -          ($0.02)      $10.50
-----------------------------------------------------------------------------------------------------------------------------------
Equity Index Portfolio
----------------------
1999                           $32.33      $0.39         $6.24         $6.63      ($0.39)      ($0.16)        ($0.55)      $38.41
1998                            25.71       0.38          6.83          7.21       (0.37)       (0.22)         (0.59)       32.33
1997                            20.42       0.37          6.13          6.50       (0.37)       (0.84)         (1.21)       25.71
1996                            17.45       0.37          3.42          3.79       (0.37)       (0.45)         (0.82)       20.42
1995                            13.02       0.34          4.43          4.77       (0.34)          -           (0.34)       17.45
-----------------------------------------------------------------------------------------------------------------------------------
Small-Cap Index Portfolio
-------------------------
1999 (2)                       $10.00      $0.06         $1.87         $1.93      ($0.06)      ($0.13)        ($0.19)      $11.74
-----------------------------------------------------------------------------------------------------------------------------------
REIT Portfolio
--------------
1999 (2)                       $10.00      $0.39        ($0.39)        $0.00      ($0.39)      ($0.02)        ($0.41)       $9.59
-----------------------------------------------------------------------------------------------------------------------------------
International Portfolio
-----------------------
1999                           $15.80      $0.06         $3.37         $3.43      ($0.12)      ($0.62)        ($0.74)      $18.49
1998                            16.21       0.11          0.90          1.01       (0.17)       (1.25)         (1.42)       15.80
1997                            15.40       0.41          1.00          1.41       (0.29)       (0.31)         (0.60)       16.21
1996                            12.93       0.28          2.54          2.82       (0.23)       (0.12)         (0.35)       15.40
1995                            11.94       0.33          0.91          1.24       (0.25)          -           (0.25)       12.93
-----------------------------------------------------------------------------------------------------------------------------------
Government Securities Portfolio
-------------------------------
1999                           $10.98      $0.52        ($0.74)       ($0.22)     ($0.52)      ($0.14)        ($0.66)      $10.10
1998                            10.78       0.54          0.42          0.96       (0.55)       (0.21)         (0.76)       10.98
1997                            10.38       0.53          0.42          0.95       (0.55)          -           (0.55)       10.78
1996                            10.84       0.56         (0.27)         0.29       (0.53)       (0.22)         (0.75)       10.38
1995                             9.64       0.58          1.19          1.77       (0.57)          -           (0.57)       10.84
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     Ratios/Supplemental Data
                             ------------------------------------------------------------------------------------------------------
                                         Net        Ratio        Ratio          Ratio of Net            Ratio of Net
                                        Assets,     of Net      of Gross      Investment Income       Investment Income
                                        End of    Expenses to  Expenses to  (Loss) after Expense   (Loss) before Expense  Portfolio
For the Year Ended           Total     Year (in   Average Net  Average Net  Reductions to Average  Reductions to Average  Turnover
   December 31,              Return   thousands)   Assets (3)   Assets (3)      Net Assets (3)         Net Assets (3)       Rate
-----------------------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio
-----------------------
1999                          13.26%  $1,813,224      0.70%       0.70%             0.91%                  0.91%            69.34%
1998                          24.18%   1,262,143      0.69%       0.70%             0.84%                  0.84%            80.78%
1997                          28.60%     806,112      0.70%       0.70%             0.91%                  0.91%           105.93%
1996                          19.43%     429,262      0.75%       0.75%             1.31%                  1.31%            94.95%
1995                          31.66%     206,653      0.83%       0.83%             1.59%                  1.59%            86.47%
-----------------------------------------------------------------------------------------------------------------------------------
Growth LT Portfolio
-------------------
1999                          98.08%  $3,655,851      0.79%       0.79%            (0.33%)                (0.33%)          111.56%
1998                          58.29%   1,279,759      0.80%       0.80%            (0.08%)                (0.08%)          116.96%
1997                          10.96%     677,147      0.82%       0.82%             0.52%                  0.52%           145.17%
1996                          17.87%     438,154      0.87%       0.87%             0.74%                  0.74%           147.02%
1995                          36.75%     200,785      0.94%       0.94%             0.90%                  0.90%           165.83%
-----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio
-----------------------
1999 (2)                       5.22%    $107,434      0.97%       0.97%             0.44%                  0.44%            84.14%
-----------------------------------------------------------------------------------------------------------------------------------
Equity Index Portfolio
----------------------
1999                          20.59%  $2,423,611      0.20%       0.21%             1.14%                  1.13%             4.16%
1998                          28.45%   1,496,457      0.21%       0.21%             1.33%                  1.33%             2.48%
1997                          32.96%     874,136      0.23%       0.23%             1.61%                  1.61%             2.58%
1996                          22.36%     393,412      0.31%       0.31%             2.05%                  2.04%            20.28%
1995                          36.92%     137,519      0.42%       0.42%             2.26%                  2.26%             7.52%
-----------------------------------------------------------------------------------------------------------------------------------
Small-Cap Index Portfolio
-------------------------
1999 (2)                      19.36%    $115,052      0.75%       0.94%             0.99%                  0.80%            52.06%
-----------------------------------------------------------------------------------------------------------------------------------
REIT Portfolio
--------------
1999 (2)                      (0.01%)    $50,101      1.28%       1.28%             6.09%                  6.09%            20.24%
-----------------------------------------------------------------------------------------------------------------------------------
International Portfolio
-----------------------
1999                          22.82%  $1,683,446      1.01%       1.01%             1.12%                  1.12%            55.56%
1998                           5.60%     996,215      1.00%       1.00%             1.36%                  1.36%            45.61%
1997                           9.28%     764,036      1.02%       1.03%             1.81%                  1.79%            84.34%
1996                          21.89%     454,019      1.07%       1.07%             2.28%                  2.28%            20.87%
1995                          10.56%     182,199      1.12%       1.12%             1.87%                  1.87%            16.07%
-----------------------------------------------------------------------------------------------------------------------------------
Government Securities Portfolio
-------------------------------
1999                          (1.95%)   $428,174      0.66%       0.66%             5.19%                  5.19%           370.28%
1998                           9.24%     190,428      0.66%       0.66%             5.16%                  5.16%           266.83%
1997                           9.48%     129,900      0.66%       0.67%             5.39%                  5.38%           203.01%
1996                           2.94%      97,542      0.72%       0.72%             5.33%                  5.33%           307.13%
1995                          18.81%      59,767      0.82%       0.82%             5.58%                  5.58%           298.81%
-----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements           See explanation of references on C-3

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share outstanding throughout each year were as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Investment Activities                        Distributions
                                        --------------------------------------  ----------------------------------------
                             Net Asset               Net Realized               Dividends                                 Net Asset
                               Value,      Net      and Unrealized  Total from   from Net   Distributions                   Value,
For the Year Ended           Beginning  Investment    Gain (Loss)   Investment  Investment   from Capital      Total       End of
   December 31,               of Year     Income     on Securities  Operations    Income        Gains      Distributions    Year
-----------------------------------------------------------------------------------------------------------------------------------
Managed Bond Portfolio
----------------------
1999                          $11.38       $0.59        ($0.79)       ($0.20)     ($0.59)      ($0.26)        ($0.85)      $10.33
1998                           11.14        0.57          0.40          0.97       (0.58)       (0.15)         (0.73)       11.38
1997                           10.75        0.59          0.44          1.03       (0.60)       (0.04)         (0.64)       11.14
1996                           11.10        0.59         (0.15)         0.44       (0.57)       (0.22)         (0.79)       10.75
1995                            9.90        0.65          1.19          1.84       (0.64)          -           (0.64)       11.10
-----------------------------------------------------------------------------------------------------------------------------------
Money Market Portfolio
----------------------
1999                          $10.05       $0.46         $0.03         $0.49      ($0.46)          -          ($0.46)      $10.08
1998                           10.06        0.52          -             0.52       (0.53)          -           (0.53)       10.05
1997                           10.04        0.51          0.01          0.52       (0.50)          -           (0.50)       10.06
1996                           10.02        0.47          0.02          0.49       (0.47)          -           (0.47)       10.04
1995                           10.03        0.54          -             0.54       (0.55)          -           (0.55)       10.02
-----------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Portfolio
-------------------------
1999                           $9.34       $0.78        ($0.53)        $0.25      ($0.78)          -          ($0.78)       $8.81
1998                            9.98        0.78         (0.55)         0.23       (0.78)      ($0.09)         (0.87)        9.34
1997                            9.94        0.78          0.12          0.90       (0.77)       (0.09)         (0.86)        9.98
1996                            9.79        0.79          0.25          1.04       (0.79)       (0.10)         (0.89)        9.94
1995                            8.91        0.76          0.88          1.64       (0.76)          -           (0.76)        9.79
-----------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value Portfolio
-------------------------
1999 (2)                      $10.00       $0.05         $1.09         $1.14      ($0.05)          -          ($0.05)      $11.09
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     Ratios/Supplemental Data
                             ------------------------------------------------------------------------------------------------------
                                         Net        Ratio         Ratio         Ratio of Net          Ratio of Net
                                        Assets,     of Net      of Gross     Investment Income      Investment Income
                                        End of    Expenses to  Expenses to      after Expense         before Expense      Portfolio
For the Year Ended           Total     Year (in   Average Net  Average Net  Reductions to Average  Reductions to Average  Turnover
   December 31,              Return   thousands)   Assets (3)   Assets (3)      Net Assets (3)        Net Assets (3)        Rate
-----------------------------------------------------------------------------------------------------------------------------------
Managed Bond Portfolio
----------------------
1999                         (1.91%)  $1,090,978     0.65%         0.66%            5.68%                  5.67%           374.74%
1998                          9.20%      765,989     0.66%         0.66%            5.40%                  5.40%           230.99%
1997                          9.92%      468,575     0.66%         0.66%            5.72%                  5.72%           230.87%
1996                          4.25%      260,270     0.71%         0.71%            5.71%                  5.71%           386.16%
1995                         19.04%      126,992     0.76%         0.76%            6.04%                  6.04%           191.39%
-----------------------------------------------------------------------------------------------------------------------------------
Money Market Portfolio
----------------------
1999                          4.94%   $1,057,072     0.39%         0.40%            4.87%                  4.87%              N/A
1998                          5.29%      479,121     0.42%         0.43%            5.17%                  5.16%              N/A
1997                          5.28%      451,505     0.44%         0.44%            5.17%                  5.17%              N/A
1996                          5.07%      322,193     0.50%         0.50%            4.93%                  4.93%              N/A
1995                          5.54%       95,949     0.53%         0.53%            5.41%                  5.41%              N/A
-----------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Portfolio
-------------------------
1999                          2.90%     $448,747     0.65%         0.66%            8.65%                  8.65%            52.38%
1998                          2.46%      389,385     0.65%         0.66%            8.18%                  8.17%            75.27%
1997                          9.44%      311,125     0.65%         0.66%            7.89%                  7.89%           103.19%
1996                         11.31%      184,744     0.71%         0.71%            8.28%                  8.28%           120.06%
1995                         18.87%       84,425     0.77%         0.77%            8.51%                  8.51%           127.31%
-----------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value Portfolio
-------------------------
1999 (2)                     11.46%     $169,531     0.97%         0.97%            0.86%                  0.86%            55.23%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Information is for the period from April 1, 1996 (commencement of operations) to December 31, 1996. The ratios of expenses to average net assets and the ratios of net investment income (loss) to average net assets are annualized.

(2) Information is for the period from January 4, 1999
    (commencement of operations) to December 31, 1999. The ratios of expenses to average net assets and the ratios of net investment income (loss) to average net assets are annualized.

(3) Net expenses are after adviser's reimbursements and custodian credits, if any, as discussed in Note 7 to the Financial Statements. Gross expenses used in calculating the ratios of gross expenses to average net assets and the ratios of net investment income (loss) to average net assets before expense reductions are grossed up by these reimbursements and credits.

See Notes to Financial Statements

PACIFIC SELECT FUND
AGGRESSIVE EQUITY PORTFOLIO
Schedule of Investments
December 31, 1999
--------------------------------------------------------------------------------
                                                                  Market
                                                  Shares          Value
                                                  ------          ------
COMMON STOCKS - 93.85%

Autos & Transportation - 8.98%

Alaska Air Group Inc *                           100,000       $ 3,512,500
Continental Airlines Inc 'B'                     450,000        19,968,750
Delta Air Lines Inc                               20,000           996,250
Knightsbridge Tankers Ltd                         75,000         1,012,500
Monaco Coach Corp *                               30,000           766,875
Northwest Airlines Corp 'A' *                    610,000        13,572,500
Teekay Shipping Corp                             123,000         1,960,312
                                                               -----------
                                                                41,789,687
                                                               -----------
Consumer Discretionary - 13.71%

Bed Bath & Beyond Inc *                           30,000         1,042,500
Budget Group Inc 'A' *                           245,000         2,220,312
Cendant Corp *                                   150,000         3,984,375
Extended Stay America Inc *                      425,000         3,240,625
Fox Entertainment Group Inc *                     75,000         1,870,312
Hearst-Argyle Television Inc *                   145,000         3,860,625
Metro-Goldwyn-Mayer Inc *                         50,000         1,178,125
Mohawk Industries Inc *                          197,700         5,214,338
Park Place Entertainment Corp *                  260,000         3,250,000
Premier Parks Inc *                              110,000         3,176,250
R.H. Donnelley Corp                              125,000         2,359,375
Royal Caribbean Cruises Ltd                      250,000        12,328,125
Sun International Hotels Ltd *                   150,000         2,906,250
TJX Companies Inc                                150,000         3,065,625
Tommy Hilfiger Inc *                             175,000         4,079,688
Too Inc *                                              1                17
United Rentals Inc *                              10,000           171,250
Venator Group Inc *                              311,000         2,177,000
Viad Corp                                        275,000         7,665,625
                                                               -----------
                                                                63,790,417
                                                               -----------
Consumer Staples - 0.67%

Kroger Co *                                      100,000         1,887,500
Pepsi Bottling Group Inc                          75,000         1,242,188
                                                               -----------
                                                                 3,129,688
                                                               -----------
Financial Services - 14.60%

ACE Ltd                                          530,000         8,844,375
Boston Properties Inc                             85,000         2,645,625
CIT Group Inc                                    149,550         3,159,244
CNA Financial Corp *                             230,000         8,955,625
E.W. Blanch Holdings Inc                          60,000         3,675,000
Fiserv Inc *                                     139,850         5,358,003
Legg Mason Inc                                   420,000        15,225,000
MBIA Inc                                          76,300         4,029,594
Policy Management Systems Corp *                 220,000         5,623,750
Radian Group Inc                                 150,400         7,181,600
Sovereign Bancorp Inc                            199,500         1,486,898
Travelers Property Casualty Corp                  50,000         1,712,500
                                                               -----------
                                                                67,897,214
                                                               -----------
Health Care - 6.74%

Genzyme Surgical Products *                        8,950            52,022
Health Management Associates Inc 'A' *           824,200        11,023,675
HEALTHSOUTH Corp *                               600,000         3,225,000
Human Genome Sciences Inc *                       45,000         6,868,125
Lunar Corp *                                     100,000           712,500
McKesson HBOC Inc                                100,000         2,256,250
Quintiles Transnational Corp *                   235,000         4,391,563
Tenet Healthcare Corp *                          120,000         2,820,000
                                                               -----------
                                                                31,349,135
                                                               -----------
Integrated Oils - 2.37%

Kerr-McGee Corp                                  150,000         9,300,000
Murphy Oil Corp                                   30,000         1,721,250
                                                               -----------
                                                                11,021,250
                                                               -----------
Materials & Processing - 2.43%

Lyondell Chemical Co                             400,000         5,100,000
Masco Corp                                        50,000         1,268,750
Unifi Inc                                        400,000         4,925,000
                                                               -----------
                                                                11,293,750
                                                               -----------
Other Energy - 1.00%

Diamond Offshore Drilling Inc                        100             3,056
Louis Dreyfus Natural Gas Corp *                 148,000         2,682,500
Santa Fe International Corp                       75,000         1,940,625
                                                               -----------
                                                                 4,626,181
                                                               -----------
Producer Durables - 1.25%

RF Micro Devices Inc *                            10,000           684,375
U.S. Industries Inc                              366,400         5,129,600
                                                               -----------
                                                                 5,813,975
                                                               -----------
Technology - 12.81%

Amdocs Automatic                                  25,000           803,125
Amdocs Ltd *                                     160,000         5,520,000
ARDENT Software Inc *                             73,000         2,847,000
DBT Online Inc *                                  40,000           975,000
Fairchild Semiconductor Corp *                   100,000         2,975,000
Informix Corp *                                  299,200         3,403,400
Millicom International Cellular SA *             450,000        28,068,750
Osicom Technologies Inc *                         30,000         1,361,250
PSINet Inc *                                      75,000         4,631,250
Scientific-Atlanta Inc                           130,000         7,231,250
Stolt Comex Seaway *                             160,000         1,770,000
                                                               -----------
                                                                59,586,025
                                                               -----------
Utilities - 29.29%

Adelphia Business Solutions Inc *                260,000        12,480,000
CenturyTel Inc                                    60,200         2,851,975
Global TeleSystems Group Inc *                   720,000        24,930,000
NTL Inc *                                        241,999        30,189,375
RCN Corp *                                       172,500         8,366,250
Rogers Communications Inc 'B' *                  170,000         4,207,500
Telephone & Data Systems Inc                     160,000        20,160,000
United Global Com Inc 'A' *                       30,000         2,118,750
US Cellular Corp *                               150,000        15,140,625

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
AGGRESSIVE EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------
                                                                    Market
                                                    Shares           Value
                                                  ---------      -------------
Viatel Inc *                                       162,200        $  8,697,975
VoiceStream Wireless Corp *                         50,000           7,115,625
                                                                 -------------
                                                                   136,258,075
                                                                 -------------
Total Common Stocks
  (Cost $371,135,925)                                              436,555,397
                                                                 -------------

FOREIGN COMMON STOCKS - 4.15%

Canada - 2.18%

Clearnet Communications 'A' *                      295,000          10,140,625
                                                                 -------------
                                                                    10,140,625
                                                                 -------------
Italy - 0.00%

Industrie Natuzzi Spa                                1,000              13,250
                                                                 -------------
                                                                        13,250
                                                                 -------------
Japan - 0.68%

Kyocera Corp SP                                     12,000           3,144,000
                                                                 -------------
                                                                     3,144,000
                                                                 -------------
Norway - 0.85%

Stolt Comex Seaway SA *                            360,500           3,965,500
                                                                 -------------
                                                                     3,965,500
                                                                 -------------
United Kingdom - 0.44%

British Airways Plc                                 30,000           1,931,250
Telewest Communications Plc *                       17,000              87,125
                                                                 -------------
                                                                     2,018,375
                                                                 -------------
Total Foreign Common Stocks
  (Cost $10,879,615)                                                19,281,750
                                                                 -------------


                                                Principal
                                                  Amount
                                                ---------
CONVERTIBLE CORPORATE BONDS & NOTES - 0.85%

Technology - 0.85%

NTL Inc
  7.000% due 12/15/08                         $  1,500,000           3,967,500
                                                                 -------------
                                                                     3,967,500
                                                                 -------------
Total Convertible Corporate Bonds & Notes
  (Cost $2,626,940)                                                  3,967,500
                                                                 -------------

SHORT-TERM INVESTMENT - 1.15%

TIME DEPOSIT - 1.15%

State Street Bank Cayman Islands
  3.000% due 01/03/00                         $  5,367,000        $  5,367,000
                                                                 -------------
Total Time Deposit                                                   5,367,000
                                                                 -------------
Total Short-Term Investment
  (Cost $5,367,000)                                                  5,367,000
                                                                 -------------



TOTAL AGGRESSIVE EQUITY PORTFOLIO
  (COST $390,009,480)                                             $465,171,647
                                                                 -------------


Notes to Schedule of Investments
--------------------------------

(a) At December 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                    $390,009,480
                                                                 -------------

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                          $104,530,787

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost over
value                                                              (29,368,620)
                                                                 -------------

Net unrealized appreciation                                        $75,162,167
                                                                 =============

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments
December 31, 1999
--------------------------------------------------------------------------------
                                                                    Market
                                                   Shares           Value
                                                  ---------      -----------
COMMON STOCKS - 89.29%

Argentina - 1.68%

Banco Frances SA                                   41,334        $   326,586
Banco Galicia                                      68,807            342,020
Dalmine Siderca SA                                220,337            462,775
Inversiones Y Representaciones GDR                  6,719            217,318
Masisa SA - SPON                                   49,075            631,841
Molinos Rio De La Plata                            20,043             49,313
Renault Argentina Rights                           39,560             43,127
Renault Argentina SA                               39,560             43,522
Telefonica De Argentina ADR                        38,553          1,190,324
Transportadora De Gas ADS                         184,189            346,326
                                                                 -----------
                                                                   3,653,152
                                                                 -----------
Brazil - 10.68%

Aracruz Celulose SA PNB                           192,600            467,621
Banco Bradesco SA                             166,099,207          1,304,671
Banco Bradesco SA Rights                           10,786             42,867
Banco Itau SA PN                               16,797,000          1,443,201
Centrias Eletrobras                           137,485,000          3,284,703
Cia Cervejaria Brahma                           1,078,700            789,293
Cia Energetica Minas Ger                       41,112,782            922,987
Cia Paulista De Forca E                         4,364,400            216,647
Cia Siderurgica Nacional                       24,235,600            940,406
Cia Souza Cruz Ind Com                             75,600            559,876
Cia Vale Do Rio Doce                               92,480          2,563,193
Petrol Brasileiros                              8,767,500          2,235,615
Telebras ADR                                       51,160          6,574,060
Telecom Brasileiras                             8,022,100                178
Telecomunic Brasileiras                       122,401,000          1,044,887
Usinas Siderugicas Mina                           145,059            788,015
                                                                 -----------
                                                                  23,178,220
                                                                 -----------
Chile - 4.02%

Banco Santander ADR                                61,075            931,394
Compania Cerveceria Unidas ADR                     27,000            865,687
Compania De Telefono Chili ADR                    102,606          1,872,559
Distribucion Y Servicio D&s SA                     21,000            409,500
Embotelladora Andina SA                            30,500            543,281
Empresa ADR                                        66,216            939,439
Enersis ADR                                        40,316            947,426
Gener SA ADR                                       58,774            910,997
Madeco SA - ADR                                    42,085            468,196
Sociedad Quimica Y Minera De Chile 'A'                849             26,743
Sociedad Quimica Y Minera De Chile 'B'             21,690            684,591
Vina Concha Y Toro SA ADR                           3,500            132,562
                                                                 -----------
                                                                   8,732,375
                                                                 -----------
China - 1.48%

Beijing Datang Power General *                  2,642,000            435,037
China Southern Airlines *                         700,000            153,084
Guangdong Kelon Electric *                        478,000            362,797
Guangshen Railway Co                            2,248,000            251,593
Huaneng Power International *                   1,744,000            415,051
Jiangsu Expressway Co *                         2,354,000            384,586
Qingling Motors Co                              1,310,000            158,410
Shanghai Petrochemical                          1,950,000            306,040
Shenzhen Expressway Co                          1,476,000            233,547
Yizheng Chemical Fibre                            508,000            142,137
Zhejiang Expressway                             2,460,000            373,423
                                                                 -----------
                                                                   3,215,705
                                                                 -----------
Colombia - 1.21%

Banco Ganadero SA ADR                              19,100            305,600
Banco Ganadero SA ADR                              46,800            368,550
Bancolumbia SA ADR                                180,200            833,425
Gran Cadena Almac                                 563,042          1,126,084
                                                                 -----------
                                                                   2,633,659
                                                                 -----------
Hungary - 4.85%

Danubius Hotels Rights *                           14,390            262,175
Gedeon Richter RT                                  18,680          1,228,169
Magyar Olaj Es Gazipare                            79,600          1,655,181
Matav RT                                          826,600          5,794,843
Otp Bank PT                                        24,840          1,455,100
Pick Szeged RT                                      2,810            131,886
                                                                 -----------
                                                                  10,527,354
                                                                 -----------
India - 2.00%

Bajai Auto GDR                                     13,995            134,772
BSES Ltd GDR                                       11,800            150,597
Eih Ltd GDR                                        14,200             70,716
Grasim Industries *                                 6,840             93,537
Gujarat Ambuja GDR                                 26,400            201,432
Hindalco Industries GDR                            23,200            548,680
Indian Hotels Co Ltd GDR                           15,070            145,878
Indian Rayon & Industries GDR                      22,800             62,244
Larsen & Tourbro Ltd                               11,500            385,250
Mahanagar Telephone Niga                           37,300            423,355
Reliance Group Holdings Inc                        39,900            578,550
State Bank of India GDR                            31,200            385,320
Tata Engineering & Loco Co GDR                     38,820            208,852
Videsh Sanchar Nigam Ltd                           38,300            949,840
                                                                 -----------
                                                                   4,339,023
                                                                 -----------
Indonesia - 1.86%

PT Astra International                            663,000            355,814
PT Gudang Garam Tbk                               182,000            489,674
PT Indah Kiat Pulp & Paper                      1,325,000            521,467
PT Indofood Sukses Mak                            570,000            713,775
PT Semen Gresik                                   181,500            287,673
PT Telekomunikasi                               2,744,560          1,561,306
PT Timah Tbk                                      162,000            113,023
                                                                 -----------
                                                                   4,042,732
                                                                 -----------
Israel - 1.38%

Bank Leumi Le                                     125,700            264,817
Bezek                                              51,500            256,966
Bk Hapoalim Bm                                    121,700            379,597
Blue Square Chain Stores                           14,200            213,928
ECI Telecommunications ORD                         12,700            401,637
Elite Industries                                    2,480            131,514
Formula Systems *                                   5,500            232,271
ICL Isreal Chemical                               153,700            169,312
Koor Industries                                     2,680            268,090

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------
                                                                Market
                                               Shares            Value
                                              --------       -----------
Makhteshim-Agan *                              67,300        $   117,936
Teva Pharmaceutical ADR                         8,070            556,337
                                                             -----------
                                                               2,992,405
                                                             -----------
Malaysia - 1.94%

Commerce Asset Holding Behrad *                87,000            223,227
Malayan Banking Berhad                        215,000            763,826
Malaysia International Shipping               242,000            398,032
Malaysian Airline System                      202,000            174,360
Petronas Gas Berhad                           174,000            407,532
Public Bank Behrad                            432,000            447,922
Resorts World Behrad                           83,000            238,082
Telekom Malaysia                              186,000            719,536
Tenaga Nasional Berhad                        325,000            838,169
                                                             -----------
                                                               4,210,686
                                                             -----------
Mexico - 12.75%

Cemex SA *                                     60,979          1,699,790
Cifra V *                                   1,245,663          2,490,146
Controladora Coml Mexica                      273,004            364,790
Desc SA 'B'                                   435,500            357,399
Desc SA 'C'                                     2,505              2,082
Empresas Ica Sociedad                         125,784             71,464
Fomento Economica Mexica *                     27,084          1,205,238
Grupo Bimbo 'A'                               415,454            924,494
Grupo Carso SA De Cv                          289,200          1,436,187
Grupo Financiero Banamex *                    353,000          1,411,331
Grupo Industrial Alfa                         239,600          1,121,805
Grupo Mexico SA                               245,750          1,213,947
Grupo Modelo SA De Cv                         812,228          2,221,887
Grupo Televisa                                 36,350          2,480,888
Industrias Penoles SA                         146,050            419,503
Kimberly Clark Corp De Mexico                 323,180          1,258,105
Savia 'A'                                     140,200            809,825
Telefonos De Mexico ADR                        69,560          7,825,500
Tubos De Acero De Mexico                        8,361            109,873
TV Azteca SA ADR                               28,100            252,900
                                                             -----------
                                                              27,677,154
                                                             -----------
Peru - 0.67%

Banco Wiese ADR                                85,250            101,234
Cementos Lima SA                               63,444             72,332
Creditcorp Common *                            19,677            236,124
Enrique Ferreyros                              58,206             31,521
Minas Buenaventura 'B'                          4,231             34,248
Minsur SA                                       7,885             16,294
Southern Peru Copper                            3,823             15,800
Telefonica De Peru 'B'                        592,458            771,707
Union De Cervecerias Peru                     413,529            172,083
                                                             -----------
                                                               1,451,343
                                                             -----------
Philippines - 1.54%

Ayala Land Inc *                              982,700            256,038
Manila Electric Co *                           99,400            283,648
Metropolitan Bank & Trust                      87,010            626,127
Petron Corp                                 2,823,900            224,230
Philippine Long Distance                       40,900          1,040,261
San Miguel Corp 'B'                           253,800            358,973
SM Prime Holdings Inc *                     2,892,500            545,484
                                                             -----------
                                                               3,334,761
                                                             -----------
Poland - 1.77%

Bank Handlowy W Warszawi                       15,670            232,303
Bank Rozwoju Eksportu                           9,865            312,531
Bank Slaski SA                                  4,730            321,434
Big Bank Gdanski SA                            70,400            217,925
Debica                                         16,250            170,949
Elektrim                                       36,070            357,647
Prokom Software SA                             10,300            318,839
Softbank SA                                     4,740            158,191
Stomil Olsztyn SA                              34,200            213,388
Telekomunikacja Polska GDR                    207,200          1,321,936
Wielkopolski Bank                              32,436            219,639
                                                             -----------
                                                               3,844,782
                                                             -----------
South Africa - 5.89%

Absa Group Ltd                                 55,160            247,648
Anglo American Plc *                            8,400            542,464
Anglo American Platinum                        36,600          1,113,331
Anglogold Ltd                                   9,530            490,801
Barlow Ltd                                    122,548            883,103
De Beers Consolidated Minings ADR              50,540          1,471,600
Edgars Consol Stores                            2,479             31,696
Firstrand Ltd                                 597,000            854,591
Gold Fields Ltd                                42,000            203,253
Imperial Holdings Ltd *                        22,255            243,637
Liberty International P                        14,192            106,768
Liberty Life Association of Africa             30,438            351,541
Naspers Ltd                                    51,350            488,650
Nedcor                                         45,887          1,015,250
Pohang Iron & Steel                             2,800             98,000
Rembrandt Group                               133,017          1,267,962
Sanlam LTD                                    352,200            492,708
Sappi Ltd                                      33,700            333,300
Sasol LTD                                      80,600            662,107
Smith CG Ltd                                  110,642            445,448
South African Breweries                       117,104          1,192,470
Standard Bank Inv                              37,000            153,778
Woolworth GDR                                  15,100            100,038
                                                             -----------
                                                              12,790,144
                                                             -----------
South Korea - 12.20%

Hyundai Motor Co Ltd                           45,755            725,310
Kookmin Bank                                   70,800          1,109,855
Korea Electric Power Corp                     100,700          3,121,656
Korea Fund *                                  156,300          2,657,100
Korea Telecom Corp *                           14,380          2,266,860
LG Chemical                                    30,267            956,922
MSCI-Korea Opal                                20,000          2,582,100
Pohang Iron & Steel ADR                        26,500            907,625
Samsung Display Devices                        11,500            478,027
Samsung Electro Mechanic                       22,600          1,502,686
Samsung Electronics Co                         23,805          5,576,513
Samsung Heavy Industries *                     66,000            319,102
Shinhan Bank                                   55,300            599,022

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------
                                                                      Market
                                                      Shares           Value
                                                     --------      ------------

SK Corp Rights                                        39,600       $  1,199,683
SK Telecom Corp                                          688          2,466,015
                                                                   ------------
                                                                     26,468,476
                                                                   ------------
Taiwan - 9.17%

Advanced Semiconductor Engineering *                  61,964          1,213,255
Asia Cement GDS                                      151,954          1,504,344
Asustek Computer Inc                                 135,740          1,890,858
China Steel GDR                                       97,380          1,458,752
Evergreen Marine Corp *                              106,824            908,004
MSCI-Taiwan Opal                                      38,510          5,603,975
President Enterprise GDS *                             3,801             29,458
Standard Foods Taiwan *                              114,000            470,820
Taiwan Fund Inc                                      177,000          3,606,375
Winbond Electronic Corp *                            138,489          3,203,251
                                                                   ------------
                                                                     19,889,092
                                                                   ------------
Thailand - 1.65%

Adv Info Serv Alien Market *                          31,000            522,453
Bangkok Bank Public Co                               260,300            659,427
Electricity Gen Pub                                   85,800            106,964
PTT Exploration & Production *                        82,800            512,256
Siam Cement *                                         20,000            667,733
Telecomasia Corp *                                   501,000            654,640
Thai Farmers Bank *                                  272,600            457,968
                                                                   ------------
                                                                      3,581,441
                                                                   ------------
Turkey - 10.44%

Adana Cimento                                     19,192,104            689,982
Akbank                                            16,309,568            481,108
Arcelik                                           16,215,200          1,061,282
Aygaz AS                                           4,308,000            833,960
Brisa Bridgestone Saban                           11,003,000            659,287
Dogan Sirketler Grubu *                           51,157,000          1,509,056
Ege Biracilik Ve Malt                             11,802,000            902,992
Eregli Demir Ve Celik Fa *                        26,357,000          1,093,349
Migros Turk Tas                                    2,145,938          1,384,731
Netas Telekcomunik                                 3,926,000            521,150
Sabanci Holding                                   14,104,000            819,093
Trakya Cam Sanayii *                              98,379,784          1,251,513
Turkiye Garanti Bankasi                          161,375,200          2,439,669
Turkiye Is Bankasi 'C'                           118,066,300          5,659,520
Vestel Elektronik Sanayi *                         2,586,000            619,801
Yapi Ve Kredi Bank                                88,098,178          2,720,583
                                                                   ------------
                                                                     22,647,076
                                                                   ------------
Venezuela - 2.11%

Banco Provincial                                     272,876            252,420
Cia Anonima Telef De Venezuela *                     121,250          2,985,781
Corp Venezolana De Cemen                             547,347            189,868
Electricidad De Car                                   22,300            352,331
Electricidad De Car ADR                               28,659            452,803
Electricidad De Caracas                              123,806             39,129
Mavesa SA ADR                                         62,650            191,866
Siderurgica Venezolana                             3,593,283            110,797
                                                                   ------------
                                                                      4,574,995
                                                                   ------------
Total Common Stocks
(Cost $148,054,910)                                                 193,784,575
                                                                   ------------


                                                 Principal
                                                   Amount              Value
                                                 ---------         ------------
SHORT-TERM INVESTMENT - 10.71%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 10.71%

State Street Bank and Trust
  2.500% due 01/03/00
  (Dated 12/31/99, repurchase price
  of $23,256,530; collateralized by U.S.
  Treasury Notes--market value
  $23,718,891 and due 01/31/01)                 $ 23,251,686         23,251,686
                                                                   ------------

Total Securities Held Under Repurchase
  Agreement                                                          23,251,686
                                                                   ------------

Total Short-Term Investment
  (Cost $23,251,686)                                                 23,251,686
                                                                   ------------


TOTAL EMERGING MARKETS PORTFOLIO
(COST $171,306,596)                                                $217,036,261
                                                                   ============


Notes to Schedule of Investments
--------------------------------

(a) At December 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                     $171,306,596
                                                                   ============

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                            $55,935,781

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost over
value                                                               (10,206,116)
                                                                   ------------

Net unrealized appreciation                                        $ 45,729,665
                                                                   ============


See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
GROWTH PORTFOLIO
Schedule of Investments
December 31, 1999
--------------------------------------------------------------------------------
                                                                   Market
                                                  Shares           Value
                                                 --------       -----------
COMMON STOCKS - 93.01%

Autos & Transportation - 3.77%

Arctic Cat Inc                                   132,000        $ 1,320,000
Bandag Inc                                        63,000          1,575,000
Borg-Warner Automotive Inc                        38,300          1,551,150
Circle International Group Inc                    70,000          1,557,500
Hub Group Inc 'A' *                               62,000          1,240,000
M.S. Carriers Inc *                               80,000          1,910,000
Midway Airlines Corp *                            62,100            384,244
Oshkosh Truck Corp                                57,000          1,670,812
Polaris Industries Inc                           107,500          3,896,875
U.S. Xpress Enterprises 'A' *                    104,000            767,000
Werner Enterprise Inc                             12,400            174,375
                                                                -----------
                                                                 16,046,956
                                                                -----------
Consumer Discretionary - 19.58%

Acclaim Entertainment Inc *                       66,400            340,300
ACME Communications Inc *                          5,000            166,250
ADVO Inc *                                        50,000          1,187,500
Alloy Online Inc *                               138,000          2,173,500
Alyn Corp *                                      209,500            432,094
Applied Graphics Technologies Inc *              150,800          1,300,650
Ashford.com Inc *                                 64,000            704,000
Autoweb.com Inc *                                269,100          2,926,462
Banta Corp                                        85,500          1,929,094
BHC Communications Inc 'A'                        12,200          1,952,000
Carriage Services Inc 'A' *                      307,500          1,825,781
Citadel Communications Corp *                     76,600          4,969,425
CKE Restaurants Inc                               61,000            358,375
Classic Communications Inc 'A' *                  43,000          1,572,187
CSK Auto Corp *                                   67,000          1,172,500
Dollar Thrifty Automotive Group Inc *            145,000          3,470,937
Egreetings Network Inc *                          34,000            344,250
Focal Communications Corp *                       45,100          1,088,037
Fresh Del Monte Produce *                        110,700            996,300
FTD.COM Inc *                                     40,000            210,000
Go.com *                                          38,300            912,019
Harrah's Entertainment Inc *                     113,500          3,000,656
Harris Interactive Inc *                          24,500            320,031
HealthCentral.com *                               45,000            329,062
Heska Corp *                                     125,000            281,250
Hollinger International Inc 'A'                  121,400          1,570,612
Insight Communications Co *                      104,800          3,104,700
Intrawest Corp                                   257,300          4,454,506
Korn Ferry International *                        38,000          1,382,250
Libbey Inc                                        75,000          2,156,250
Lithia Motors Inc 'A' *                           62,000          1,108,250
LoJack Corp *                                    150,000          1,012,500
Martha Stewart Living Omnimedia Inc *              9,000            216,000
Midway Games Inc *                               145,000          3,470,937
MP3.com Inc *                                     10,400            329,550
Nu Skin Enterprises Inc *                         86,300            782,094
Pillowtex Corp                                    95,000            587,812
Pixar Animation Studios *                         23,700            838,387
PlanetRx.com Inc *                                46,100            668,450
Quanta Services Inc *                             65,700          1,856,025
Radio One Inc *                                   25,400          2,336,800
Restoration Hardware Inc *                        73,000            497,312
Ruby Tuesday Inc                                  50,000            909,375
Sirius Satellite Radio Inc *                      54,000          2,403,000
Sizzler International Inc                        183,800            459,500
Spanish Broadcasting System Inc *                 53,000          2,133,250
Speedway Motorsports Inc *                       100,000          2,781,250
Sportsline.com Inc *                              32,600          1,634,075
Steiner Leisure Ltd *                             63,000          1,051,312
Stewart Enterprises Inc 'A'                      600,000          2,850,000
Stride Rite Corp                                 105,000            682,500
TiVo Inc *                                         3,300            111,375
White Cap Industries Inc *                        94,800          1,422,000
Williams-Sonoma Inc *                             32,000          1,472,000
XM Satellite Radio Holdings *                     60,000          2,287,500
Young Broadcasting Inc 'A' *                      53,000          2,703,000
                                                                -----------
                                                                 83,235,232
                                                                -----------
Consumer Staples - 1.41%

Nature's Sunshine Products Inc                    58,800            470,400
Novell Denim Holding *                           138,300            592,097
Robert Mondavi Corp 'A' *                         44,800          1,556,800
Suiza Foods Corp *                                85,700          3,395,862
                                                                -----------
                                                                  6,015,159
                                                                -----------
Financial Services - 8.73%

American Capital Strategies                       64,000          1,456,000
AmeriCredit Corp *                               172,000          3,182,000
Banco Santander Puerto Rico                       38,500            594,344
Bank United Corp                                  48,000          1,308,000
Coast Federal LIT *                               51,000             76,500
Commerce Bancorp Inc NJ                           49,000          1,981,437
Community First Bankshares Inc                   120,000          1,890,000
Community Savings Bankshares Inc                 204,269          2,566,129
CoStar Group Inc *                                56,000          2,009,000
Credit Acceptance Corp *                         151,900            560,131
ESG Re Ltd                                        17,000            117,937
Fidelity Bankshare Inc                            47,000            663,875
Fidelity National Financial Inc                   85,000          1,221,875
Harbor Florida Bancshares Inc                    143,000          1,850,062
Harleysville Group Inc                            90,000          1,282,500
IndyMac Mortgage Holdings Inc                    227,000          2,894,250
Medallion Financial Corp                          50,000            896,875
MeriStar Hospitality Corp                        105,200          1,683,200
MIIX Group Inc                                    62,000            906,750
NYMAGIC Inc                                       28,000            369,250
Official Payments Corp *                          37,200          1,934,400
Pacific Bank NA                                   24,600            681,112
Peoples Heritage Financial Group Inc              96,000          1,446,000
Policy Management Systems Corp *                 163,000          4,166,687
Republic Security Financial Corp                  89,000            636,906
Silicon Valley Bancshares Delaware *               8,500            420,750
Trenwick Group Inc                                18,000            304,875
                                                                -----------
                                                                 37,100,845
                                                                -----------
Health Care - 7.34%

Assisted Living Concepts Inc *                   267,000            550,687
Cardiac Pathways Corp *                            2,500              9,375
COR Therapeutics Inc *                           140,000          3,762,500
Gilead Sciences Inc *                             37,000          2,002,625
LifePoint Hospitals Inc *                         72,000            850,500
Millennium Pharmaceuticals Inc *                  95,400         11,638,800

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT
FUND GROWTH PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------
                                                                   Market
                                                  Shares            Value
                                                 --------        -----------

Natrol Inc *                                      110,000        $   770,000
Novoste Corp *                                     65,000          1,072,500
Ocular Sciences Inc *                              95,000          1,793,125
Orthodontic Centers of America Inc *               50,000            596,875
Protein Design Labs Inc *                          40,000          2,800,000
Quintiles Transnational Corp *                     26,000            485,875
Sunrise Assisted Living Inc *                      36,000            495,000
Triad Hospitals Inc *                              88,000          1,331,000
Wesley Jessen Visioncare Inc *                     80,000          3,030,000
                                                                 -----------
                                                                  31,188,862
                                                                 -----------
Materials & Processing - 6.05%

BE Semiconductor *                                 52,500            708,750
Caraustar Industries Inc                           70,500          1,692,000
CB Richard Ellis Services Inc *                    69,700            862,537
Comfort Systems USA Inc *                          84,000            619,500
Corn Products International Inc                   188,700          6,179,925
H.B. Fuller Co                                     29,400          1,644,563
Insignia Financial Group Inc *                    145,000          1,259,688
Ionics Inc *                                       20,900            587,813
Ivex Packaging Corp *                             120,500          1,205,000
JFAX.COM Inc *                                     83,300            559,672
Logitech International SA *                        44,000          1,212,750
OM Group Inc                                       42,000          1,446,375
RPM Inc Ohio                                       70,000            713,125
Seminis Inc 'A' *                                 175,000          1,104,688
Spartech Corp                                      27,600            890,100
Trammell Crow Co *                                 32,300            375,488
U.S. Plastic Lumber Corp *                        159,000          1,222,313
Valence Technology Inc *                          180,000          3,420,000
                                                                 -----------
                                                                  25,704,287
                                                                 -----------
Other Energy - 3.69%

CONSOL Energy Inc                                 130,000          1,316,250
Dynegy Inc                                        126,000          3,063,375
Eastern Enterprises                                50,000          2,871,875
Kinder Morgan Inc                                  51,400          1,037,638
Louis Dreyfus Natural Gas Corp *                   63,700          1,154,563
Midcoast Energy Resources Inc                     181,500          3,040,125
R&B Falcon Corp *                                  72,000            954,000
Ranger Oil Ltd                                    200,000            625,000
Valero Energy Corp                                 82,000          1,629,750
                                                                 -----------
                                                                  15,692,576
                                                                 -----------
Producer Durables - 12.27%

Aspect Communications Corp *                      102,000          3,990,750
Columbus McKinnon Corp                            156,200          1,581,525
Credence Systems Corp *                            90,000          7,785,000
Cymer Inc *                                        90,200          4,149,200
Etec Systems Inc *                                100,700          4,518,913
Kulicke and Soffa Industries *                    122,000          5,192,625
Lam Research Corp *                                18,000          2,008,125
LTX Corp *                                        107,000          2,394,125
Novellus Systems Inc *                             42,000          5,146,313
Pentair Inc                                        74,700          2,875,950
Polycom Inc *                                      40,000          2,547,500
Rayovac Corp *                                     72,800          1,374,100
Silicon Valley Group Inc *                         93,000          1,650,750
Superior TeleCom Inc                               85,700          1,322,994
Tefron Ltd *                                      152,000          1,900,000
Veeco Instruments Inc *                            50,000          2,340,625
Wesco International Inc *                         155,000          1,375,625
                                                                 -----------
                                                                  52,154,120
                                                                 -----------
Technology - 22.09%

About.com Inc *                                    12,200          1,094,950
ASM International *                               230,000          5,290,000
BrightStar Info Technology Group Inc *            100,000            825,000
C-Cube Microsystems Inc *                         146,000          9,088,500
Cambridge Technology Partners Inc *                47,000          1,233,750
Carrier Access Corp *                              68,000          4,577,250
Documentum Inc *                                   19,900          1,191,513
E.piphany Inc *                                     7,100          1,584,188
Epicor Software Corp *                             81,300            411,581
Firearms Training Systems Inc *                    44,400             22,200
FreeMarkets Inc *                                   1,000            341,313
GaSonics International Corp *                     190,000          3,752,500
Indus International Inc *                         114,000          1,389,375
iVillage Inc *                                     57,000          1,154,250
Macromedia Inc *                                   89,500          6,544,688
Mail.com Inc *                                     35,900            673,125
MIPS Technologies Inc 'A' *                        64,900          3,374,800
National Information Consortium Inc *              44,500          1,424,000
OneMain.com Inc *                                  38,500            577,500
Online Resources & Comm Corp *                     20,000            332,500
OpenTV Corp *                                       6,800            545,700
Peregrine Systems Inc *                           230,000         19,003,750
Remedy Corp *                                     107,000          5,069,125
Renaissance Worldwide Inc *                       250,000          1,843,750
RSA Security Inc *                                104,000          8,060,000
Sapient Corp *                                     41,000          5,778,438
Sensormatic Electronics Corp                      106,600          1,858,838
Teleflex Inc                                       34,800          1,089,675
Tier Technologies Inc 'B' *                        90,000            759,375
Unova Inc *                                        49,000            637,000
VA Linux Systems                                      150             30,994
WorldGate Communications Inc *                     18,200            865,638
Xpedior Inc *                                      26,500            761,875
Zoran Corp *                                       49,000          2,731,750
                                                                 -----------
                                                                  93,918,891
                                                                 -----------
Utilities - 8.08%

Allied Riser Communications *                      82,000          1,696,375
Globalstar Telecommunications Ltd *                68,232          3,002,208
ICG Communications Inc *                          173,000          3,243,750
Jones Intercable Inc 'A'                          149,800         10,383,013
New Jersey Resources                               30,100          1,175,781
Pac-West Telecomm Inc *                            54,000          1,431,000
South Jersey Industries Inc                        34,600            983,938
Telecorp PCS Inc *                                  7,500            285,000
Time Warner Telecomm Inc 'A' *                     15,000            749,063
Tritel Inc *                                       90,800          2,877,225
Triton PCS Holdings Inc 'A' *                      23,000          1,046,500
Viatel Inc *                                      116,000          6,220,500
Washington Gas Light Co                            41,900          1,152,250
Wireless Facilities Inc *                           2,800            122,150
                                                                 -----------
                                                                  34,368,753
                                                                 -----------
Total Common Stocks
(Cost $290,494,300)                                              395,425,681
                                                                 -----------

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT
FUND GROWTH PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------

                                                  Principal
                                                    Amount             Value
                                                  ---------           -------
SHORT-TERM INVESTMENT - 6.99%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 6.99%

State Street Bank and Trust
  2.500% due 01/03/00
  (Dated 12/31/99, repurchase price
  of $29,704,145; collateralized by U.S.
  Treasury Notes--market value
  $30,291,906 and due 10/31/00)                 $ 29,698,000       $ 29,698,000
                                                                   ------------
Total Securities Held Under Repurchase
  Agreement                                                          29,698,000
                                                                   ------------
Total Short-Term Investment
  (Cost $29,698,000)                                                 29,698,000
                                                                   ------------



TOTAL GROWTH PORTFOLIO
  (COST $320,192,300)                                              $425,123,681
                                                                   ============

Notes to Schedule of Investments
--------------------------------

(a) At December 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                     $320,192,300
                                                                   ============
Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                           $146,302,542

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost over
value                                                               (41,371,161)
                                                                   ------------

Net unrealized appreciation                                        $104,931,381
                                                                   ============


See Notes to Financial Statements

PACIFIC SELECT FUND
BOND AND INCOME PORTFOLIO
Schedule of Investments
December 31, 1999
--------------------------------------------------------------------------------
                                                Principal          Market
                                                 Amount             Value
                                                ---------        -----------
CORPORATE BONDS & NOTES - 54.42%

Autos & Transportation - 5.99%

AMR Corp
  9.000% due 09/15/16                         $ 4,500,000        $ 4,736,250
DaimlerChrysler
  7.450% due 02/01/97                           2,000,000          1,858,000
Federal-Mogul Corp
  7.500% due 01/15/09                             375,000            344,001
Ford Motor Co
  7.700% due 05/15/97                           2,000,000          1,917,542
General Motors Corp
  7.400% due 09/01/25                           1,000,000            955,080
Hayes Lemmerz International Inc
  8.250% due 12/15/08                             500,000            462,500
Lear Corp
  9.500% due 07/15/06                             500,000            505,000
TRW Inc
  7.750% due 06/01/29                           1,000,000            955,526
                                                                 -----------
                                                                  11,733,899
                                                                 -----------
Consumer Discretionary - 7.24%

Alaska Communications Holdings Inc
  9.375% due 05/15/09                             375,000            364,687
Chancellor Media Corp
  8.000% due 11/01/08                             250,000            251,250
  8.125% due 12/15/07                             250,000            250,000
Charter Communications Holdings
  0.000% due 04/01/04                             250,000            147,812
  8.250% due 04/01/07                             500,000            463,750
Fred Meyer Inc
  7.450% due 03/01/08                             900,000            875,541
Intermedia Communications Inc
  8.600% due 06/01/08                             250,000            230,000
ITT Corp
  6.250% due 11/15/00                             700,000            686,311
  6.750% due 11/15/03                             625,000            579,342
Lenfest Communications Inc
  8.375% due 11/01/05                             600,000            612,156
News America Holdings Inc
  7.250% due 05/18/18                             300,000            272,556
  7.750% due 12/01/45                           2,100,000          1,920,282
Panamsat Corp
  6.125% due 01/15/05                           1,680,000          1,500,589
Safety-Kleen Corp
  9.250% due 05/15/09                             375,000            364,687
Tele-Communications Inc
  8.250% due 01/15/03                             570,000            588,136
Time Warner Entertainment
  8.375% due 07/15/33                           2,000,000          2,084,500
Viacom Inc
  7.750% due 06/01/05                           2,260,000          2,287,052
Waste Management Inc
  6.375% due 12/01/03                             800,000            716,949
                                                                 -----------
                                                                  14,195,600
                                                                 -----------

Consumer Staples - 3.40%

Aurora Foods Inc
  9.875% due 02/15/07                             500,000            509,375
International Home Foods Inc
  10.375% due 11/01/06                            500,000            521,250
J Seagram & Sons
  6.250% due 12/15/01                             450,000            440,796
Keebler Foods Corp
  10.750% due 07/01/06                            375,000            402,814
Philip Morris Companies Inc
  7.000% due 07/15/05                             340,000            322,650
  7.125% due 08/15/02                           1,300,000          1,279,702
  7.625% due 05/15/02                             200,000            199,288
  7.750% due 01/15/27                             900,000            814,780
Riverwood International Corp
  10.625% due 08/01/07                            250,000            258,750
RJ Reynolds Tobacco
  7.750% due 05/15/06                           1,300,000          1,151,224
Safeway Inc
  6.050% due 11/15/03                             805,000            769,860
                                                                 -----------
                                                                   6,670,489
                                                                 -----------
Financial Services - 21.07%

AESOP Funding II LLC
  6.140% due 05/20/06                           2,500,000          2,382,487
American General Corp
  7.500% due 07/15/25                           1,500,000          1,439,188
BankAmerica Corp
  7.200% due 09/15/02                           1,000,000          1,003,072
  7.500% due 10/15/02                             500,000            505,217
  7.875% due 12/01/02                           2,500,000          2,550,955
Beneficial Corp
  6.250% due 02/18/13                           1,240,000          1,214,254
Capital One Bank
  6.480% due 06/28/02                           1,200,000          1,170,458
  6.760% due 07/23/02                           2,000,000          1,961,856
CitiCorp
  7.200% due 06/15/07                           1,450,000          1,419,791
  8.000% due 02/01/03                           1,000,000          1,021,674
Conseco Inc
  8.500% due 10/15/02                             600,000            607,351
Countrywide Capital III
  8.050% due 06/15/27                             775,000            737,141
Countrywide Home Loans Inc
  6.970% due 03/28/03                           1,500,000          1,483,777
EOP Operating LP
  6.375% due 02/15/03                           1,000,000            963,920
First Union National Bank
  6.500% due 12/01/28                             950,000            786,753
Ford Motor Credit Co
  7.200% due 06/15/07                           1,300,000          1,279,418
Household International Netherlands BV
  6.200% due 12/01/03                           1,300,000          1,255,198
HSBC Holdings PLC
  7.500% due 07/15/09                             370,000            365,524
Long Island Savings Bank
  6.200% due 04/02/01                           1,900,000          1,879,047
  7.000% due 06/13/02                             875,000            868,515

See Notes to Financial Statements

PACIFIC SELECT FUND
BOND AND INCOME PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------
                                            Principal            Market
                                              Amount              Value
                                           -----------        -----------
MBNA Corp
  6.450% due 02/15/08                      $ 2,500,000        $ 2,440,712
MediTrust Corp
  7.375% due 07/15/00                        1,200,000          1,134,808
Merita Bank PLC
  6.500% due 04/01/09                          500,000            458,576
MIC Financing Trust
  8.375% due 02/01/27                          500,000            447,323
National Westminster Bank PLC
  7.375% due 10/01/09                          530,000            518,431
NationsBank Corp
  6.375% due 05/15/05                          925,000            889,605
  7.250% due 10/15/25                          840,000            780,127
NC Financial Trust
  5.000% due 05/25/28                          933,621            904,334
Option One Mortgage Securities Corp
  10.800% due 04/25/02                       1,000,000            995,625
Providian National Bank
  6.650% due 02/01/04                        1,000,000            942,574
Sears Roebuck Acceptance Corp
  6.630% due 07/09/02                        1,866,000          1,830,255
Simon Debartolo Group
  6.625% due 06/15/03                        1,065,000          1,016,841
  6.750% due 07/15/04                          600,000            567,463
UCAR Global Enterprises Inc
  12.000% due 01/15/05                         500,000            522,500
US West Capital Funding Inc
  6.875% due 07/15/28                        2,280,000          2,004,038
Wells Fargo & Co
  6.625% due 07/15/04                          945,000            925,179
                                                              -----------
                                                               41,273,987
                                                              -----------
Health Care - 0.17%

Tenet Healthcare Corp
  8.000% due 01/15/05                          260,000            250,250
  8.625% due 12/01/03                           80,000             79,028
                                                              -----------
                                                                  329,278
                                                              -----------
Materials & Processing - 1.59%

Lyondell Chemical Co
  9.875% due 05/01/07                          375,000            384,375
Norsk Hydro A/S
  7.150% due 01/15/29                        1,000,000            907,514
Nortek Inc
  8.875% due 08/01/08                          250,000            238,750
Owens Corning
  7.500% due 05/01/05                        1,420,000          1,349,924
Wesco Distributor
  9.125% due 06/01/08                          250,000            236,250
                                                              -----------
                                                                3,116,813
                                                              -----------
Other Energy - 1.79%

Gulf Canada Resources
  9.250% due 01/15/04                          375,000            380,625
Occidental Petroleum Corp
  7.200% due 04/01/28                          745,000            669,890
  8.450% due 02/15/29                          595,000            619,280
Petroleum Geo Services
  7.125% due 03/30/28                          450,000            393,849
Williams Companies Inc
  7.625% due 07/15/19                        1,500,000          1,443,473
                                                              -----------
                                                                3,507,117
                                                              -----------
Producer Durables - 2.16%

Crown Castle International Corp
  0.000% due 05/15/04                          750,000            472,500
Packaging Corp of America
  9.625% due 04/01/09                          500,000            513,125
Tyco International Group
  5.875% due 11/01/04                          600,000            555,994
  6.375% due 06/15/05                        1,720,000          1,614,437
  6.875% due 01/15/29                          700,000            597,926
United Rentals Inc
  8.800% due 08/15/08                          500,000            469,375
                                                              -----------
                                                                4,223,357
                                                              -----------
Technology - 2.65%

British Sky Broadcasting Group PLC
  8.200% due 07/15/09                          455,000            438,177
Fisher Scientific International
  9.000% due 02/01/08                          500,000            481,875
Huntsman ICI Chemicals
  10.125% due 07/01/09                         250,000            260,000
National Power
  7.625% due 11/15/00                          500,000            497,675
Raytheon Co
  6.300% due 03/15/05                        1,100,000          1,036,560
Telewest Communications PLC
  0.000% due 04/15/04                          500,000            317,500
Worldcom Inc
  6.400% due 08/15/05                        2,250,000          2,164,158
                                                              -----------
                                                                5,195,945
                                                              -----------
Utilities - 8.36%

360 Communication
  7.125% due 03/01/03                        1,350,000          1,348,888
Adelphia Communications Corp
  7.875% due 05/01/09                          250,000            225,625
  9.375% due 11/15/09                          250,000            246,250
  10.250% due 07/15/00                         175,000            176,963
Allied Waste North America Inc
  7.625% due 01/01/06                          500,000            453,750
Cable & Wireless Communications PLC
  6.375% due 03/06/03                          255,000            252,578
  6.625% due 03/06/05                        1,000,000            991,361
Calenergy Company Inc
  7.230% due 09/15/05                          600,000            587,808
CMS Energy Corp
  6.750% due 01/15/04                          290,000            269,081
  7.375% due 11/15/00                          750,000            746,217
Comcast UK Cable
  0.000% due 11/15/00                          250,000            239,375
MCI Worldcom Inc
  7.750% due 04/01/27                          750,000            766,711

See Notes to Financial Statements

PACIFIC SELECT FUND
BOND AND INCOME PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------

                                                     Principal         Market
                                                       Amount           Value
                                                   ------------     ------------
McLeodUSAInc
  8.125% due 02/15/09                              $    250,000     $    234,375
MetroMedia Fiber Network Inc
  10.000% due 12/15/09                                  250,000          257,500
Metronet Communications Corp
  0.000% due 06/15/03                                   625,000          493,750
Nextel Communications Inc
  0.000% due 02/15/03                                   500,000          352,500
  9.375% due 11/15/09                                   500,000          492,500
Niagara Mohawk Power Corp
  6.875% due 04/01/03                                   550,000          542,103
  7.000% due 10/01/00                                   510,366          510,892
  7.750% due 05/15/06                                 2,400,000        2,378,453
  8.000% due 06/01/04                                   500,000          506,668
Orange PLC
  8.000% due 08/01/08                                   500,000          506,875
Sprint Capital Corp
  6.875% due 11/15/28                                 1,000,000          892,160
  6.900% due 05/01/19                                   650,000          594,260
Telewest PLC
  0.000% due 10/01/00                                   375,000          351,563
Texas Utilities Electric Co
  7.170% due 08/01/07                                 2,000,000        1,954,946
                                                                    ------------
                                                                      16,373,152
                                                                    ------------
Total Corporate Bonds & Notes
  (Cost $110,112,750)                                                106,619,637
                                                                    ------------


MORTGAGE-BACKED SECURITIES - 18.80%

Collateralized Mortgage Obligations - 12.42%

American Business Financial Service
  6.455% due 09/25/29 ++                              6,000,000        5,720,550
Bear Stearns Commercial Mortgage Inc
  6.440% due 06/16/08 ++                              2,500,000        2,344,112
CitiCorp Mortgage Securities
  6.750% due 04/25/28 ++                              3,900,000        3,654,748
Commercial Mortgage Acceptance Corp
  6.490% due 05/15/08 ++                              2,500,000        2,354,438
ContiMortgage Home Equity Loan Trust
  6.470% due 12/25/13 ++                              3,000,000        2,830,605
First Union Lehman Brothers
  6.560% due 11/18/08 ++                              2,600,000        2,460,822
GE Capital Mortgage Services Inc
  6.250% due 12/25/23 ++                              3,214,900        2,570,891
IMC Home Equity Loan Trust
  6.340% due 08/20/29 ++                              2,500,000        2,390,963
                                                                    ------------
                                                                      24,327,129
                                                                    ------------
Federal Home Loan Mortgage Corporation - 1.63%

  5.000% due 06/15/09 ++                              3,724,000        3,191,468
                                                                    ------------
                                                                       3,191,468
                                                                    ------------

Federal National Mortgage Association - 4.75%

  0.000% due 10/09/19 ++                             16,500,000        3,976,434
  6.000% due 05/18/28 ++                              4,000,000        3,606,780
  6.210% due 08/06/38 ++                              2,000,000        1,726,886
                                                                    ------------
                                                                       9,310,100
                                                                    ------------
Total Mortgage-Backed Securities
  (Cost $39,585,462)                                                  36,828,697
                                                                    ------------


OTHER ASSET-BACKED SECURITIES - 3.38%

Green Tree Financial
  6.630% due 06/01/30 ++                              2,700,000        2,420,077
Onyx Acceptance Owner Trust
  6.170% due 07/15/05 ++                              4,300,000        4,207,486
                                                                    ------------
Total Other Asset-Backed Securities
  (Cost $6,997,243)                                                    6,627,563
                                                                    ------------

U.S. TREASURY BOND - 0.29%

  7.875% due 02/15/21                                   500,000          558,906
                                                                    ------------
Total U.S. Treasury Bond
  (Cost $585,350)                                                        558,906
                                                                    ------------


STRIPPED COUPON - 2.35%

FICO
  0.000% due 03/07/13                                12,000,000        4,604,940
                                                                    ------------
Total Stripped Coupon
  (Cost $5,345,807)                                                    4,604,940
                                                                    ------------


U.S. TREASURY STRIPPED - 13.03%

  0.000% due 11/15/18                                31,450,000        8,762,190
  0.000% due 05/15/20 **                             42,500,000       10,739,155
  0.000% due 08/15/26                                24,150,000        4,299,618
  0.000% due 08/15/20                                 7,000,000        1,739,038
                                                                    ------------
Total U.S. Treasury Stripped
  (Cost $29,335,868)                                                  25,540,001
                                                                    ------------


FOREIGN BONDS - 1.53%

Bermuda - 0.12%

Global Crossing Holdings Ltd
  9.125% due 11/15/06                                   250,000          248,437
                                                                    ------------
                                                                         248,437
                                                                    ------------
Canada - 0.56%

Hydro Quebec
  8.625% due 06/15/29                                 1,000,000        1,093,380
                                                                    ------------
                                                                       1,093,380
                                                                    ------------

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
BOND AND INCOME PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------
                                                   Principal         Market
                                                     Amount           Value
                                                 ------------     ------------
Mexico - 0.85%

Mexico-PAR
  6.250% due 12/31/19                            $  1,290,000     $  1,014,263
Petro Mexicanos
  8.799% due 07/15/05~                                480,000          471,000
  9.371% due 07/15/05                                 180,000          176,625
                                                                  ------------
                                                                     1,661,888
                                                                  ------------
Total Foreign Bonds
  (Cost $2,883,811)                                                  3,003,705
                                                                  ------------


FOREIGN GOVERNMENTS - 5.34%

Argentina - 0.02%

Province of Tucuman
  9.450% due 08/01/04                                  49,536           38,551
                                                                  ------------
                                                                        38,551
                                                                  ------------
Brazil - 0.45%

Brazil 'C' Bond Var Brady
  5.000% due 04/15/14                                 607,818          450,697
Brazil Federal Republic
  14.500% due 10/15/09                                381,000          423,100
                                                                  ------------
                                                                       873,797
                                                                  ------------
Bulgaria - 0.31%

Bulgaria
  2.750% due 07/28/12                                 830,000          600,595
                                                                  ------------
                                                                       600,595
                                                                  ------------
Canada - 1.43%

Quebec Province
  7.500% due 07/15/23                               2,495,000        2,439,361
Saskatchewan Province
  8.500% due 07/15/22                                 340,000          371,651
                                                                  ------------
                                                                     2,811,012
                                                                  ------------
Colombia - 0.32%

Republic of Colombia
  8.625% due 04/01/08                                 720,000          630,900
                                                                  ------------
                                                                       630,900
                                                                  ------------
New Zealand - 1.02%

New Zealand Government
  7.000% due 07/15/09                               3,900,000        1,999,423
                                                                  ------------
                                                                     1,999,423
                                                                  ------------
Panama - 0.54%

Republic of Panama
  7.001% due 05/10/02                               1,053,884        1,027,912
  9.375% due 04/01/29                                  30,000           28,575
                                                                  ------------
                                                                     1,056,487
                                                                  ------------

Peru - 0.32%

Peru-Flirb
  3.750% due 03/07/17                               1,000,000          625,593
                                                                  ------------
                                                                       625,593
                                                                  ------------
Philippines - 0.54%

Republic of Philippines
  9.500% due 10/21/24                               1,040,000        1,053,000
                                                                  ------------
                                                                     1,053,000
                                                                  ------------
Poland - 0.14%

Poland Reg'd Rsta
  4.000% due 10/27/24                                 110,000           72,529
Poland-Bear-PDI
  6.000% due 10/27/02                                 230,000          203,314
                                                                  ------------
                                                                       275,843
                                                                  ------------
Qatar - 0.25%

State of Qatar
  9.500% due 05/21/09                                 470,000          493,829
                                                                  ------------
                                                                       493,829
                                                                  ------------
Total Foreign Governments
  (Cost $10,371,093)                                                10,459,030
                                                                  ------------

                                                                       Value

SHORT-TERM INVESTMENTS - 0.86%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.86%

State Street Bank and Trust
  2.000% due 01/03/00
  (Dated 12/31/99, repurchase price
  of $90,015; collateralized by U.S.
  Treasury Notes--market value
  $94,950 and due 05/15/16)                            90,000           90,000
Goldman Sachs
  3.159% due 01/03/00
  (Dated 12/31/99, repurchase price
  of $1,600,421; collateralized partially by
  Fannie Mae--market value
  $14,810,020 and due 11/15/02)                     1,600,000        1,600,000
                                                                  ------------
Total Securities Held Under Repurchase
  Agreements                                                         1,690,000
                                                                  ------------
Total Short-Term Investments
  (Cost $1,690,000)                                                  1,690,000
                                                                  ------------



TOTAL BOND AND INCOME PORTFOLIO
  (COST $206,907,384)                                             $195,932,479
                                                                  ============

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
BOND AND INCOME PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------
(a) Securities with an approximate aggregate market value of $1,137,060 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1999:

                                                                    Unrealized
                                             Number of             Appreciation
Type                                         Contracts            (Depreciation)
--------------------------------------------------------------------------------
U.S. Treasury 5-Year Notes (3/00)               287                $   363,469
U.S. Treasury 10-Year Notes (3/00)              173                   (257,703)
U.S. Treasury 30-Year Bonds (3/00)              381                 (1,196,352)
                                                                   -----------
                                                                   ($1,090,586)
                                                                   ===========

(b) At December 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                    $206,876,260
                                                                  ============
Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                              $977,218

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost over
value                                                              (11,920,999)
                                                                  ------------
Net unrealized depreciation                                       ($10,943,781)
                                                                  ============
See Notes to Financial Statements

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments
December 31, 1999
--------------------------------------------------------------------------------

                                                               Market
                                              Shares            Value
                                              ------           ------

COMMON STOCKS - 95.45%

Consumer Discretionary - 21.55%

Amazon.com Inc *                              23,800        $  1,811,775
America Online Inc *                         290,000          21,876,875
AnnTaylor Stores Corp *                       67,200           2,314,200
Barnes & Noble Inc *                          41,200             849,750
BJ's Wholesale Club Inc *                     26,200             956,300
Carnival Corp 'A'                             21,500           1,027,969
Cintas Corp                                    9,600             510,000
Circuit City Stores                          217,700           9,810,106
CMG Information Services Inc *                11,000           3,045,625
CNET Inc *                                     7,600             431,300
Dayton Hudson Corp                            42,400           3,113,750
DoubleClick Inc *                              3,500             885,719
Earthlink Network Inc *                        1,000              42,500
Eastman Kodak Co                             135,100           8,950,375
eBay Inc *                                     4,500             563,344
Exodus Communications Inc *                   21,200           1,882,825
Federated Department Stores *                 99,300           5,020,856
Fortune Brands Inc                            26,700             882,769
Fox Entertainment Group Inc *                 39,600             987,525
General Electric Co                          378,600          58,588,350
Go.com *                                       4,485             106,799
Hertz Corp 'A'                               146,600           7,348,325
Home Depot Inc                               260,250          17,843,391
Infinity Broadcasting Corp *                  33,400           1,208,662
InfoSpace.com Inc *                            3,900             834,600
Intimate Brands Inc                           61,000           2,630,625
Knight-Ridder Inc                             15,200             904,400
Lands' End Inc                                17,500             608,125
Loews Corp                                     9,700             588,669
Lowe's Cos Inc                                47,400           2,832,150
Lycos Inc *                                   11,200             891,100
Marriott International Inc 'A'               112,800           3,560,250
MGM Grand Inc *                               10,027             504,483
New York Times Co 'A'                         26,800           1,316,550
Nike Inc 'B'                                  24,700           1,224,194
Omnicom Group Inc                             84,900           8,490,000
priceline.com Inc *                            4,900             232,137
Republic Services Inc 'A' *                  368,900           5,302,937
Ross Stores Inc                               47,000             843,062
Tandy Corp                                    26,100           1,283,794
Tiffany & Co                                  77,500           6,916,875
Time Warner Inc                               31,600           2,289,025
TMP Worldwide Inc *                            3,900             553,800
Tribune Co                                    29,200           1,607,825
Tricon Global Restaurants *                   28,500           1,100,812
USWeb Corp *                                  12,400             551,025
Valassis Communications Inc *                 25,200           1,064,700
Viacom Inc                                   139,200           8,412,900
Wal-Mart Stores Inc                          222,600          15,387,225
Whirlpool Corp                                56,200           3,656,512
Zale Corp *                                   18,600             899,775
                                                             -----------
                                                             224,546,640
                                                             -----------
Consumer Staples - 7.51%

Anheuser-Busch Cos Inc                        46,600           3,302,775
Coca-Cola Co                                 214,200          12,477,150
Coca-Cola Enterprises Inc                     60,500           1,217,562
Conagra Inc                                  151,000           3,406,937
CVS Corp                                      83,700           3,342,769
General Mills Inc                             18,600             664,950
H.J. Heinz Co                                 37,500           1,492,969
Hormel Foods Corp                             31,300           1,271,562
IBP Inc                                      174,000           3,132,000
Keebler Foods Co *                            18,300             514,687
Kroger Co *                                  175,000           3,303,125
Nabisco Group Holdings Corp                   31,300             989,862
Nabisco Group Holdings Corp 'A'              323,400           3,436,125
PepsiCo Inc                                  104,400           3,680,100
Philip Morris Companies Inc                  172,100           3,990,569
Procter & Gamble Co                          256,000          28,048,000
Safeway Inc *                                 75,700           2,692,081
Smuckers 'A'                                   7,000             136,500
SYSCO Corp                                    18,000             712,125
U.S. Foodservice *                            24,400             408,700
                                                             -----------
                                                              78,220,548
                                                             -----------
Financial Services - 4.34%

A.G. Edwards Inc                              46,300           1,484,494
American International Group Inc              57,187           6,183,344
Ameritrade Holding Corp *                      4,700             101,931
Bear Stearns Cos Inc *                        40,005           1,710,214
CheckFree Holdings Corp *                      7,200             752,400
E*TRADE Group Inc *                           20,500             535,562
First Data Corp                               92,600           4,566,337
Hartford Life Inc                             24,700           1,086,800
Legg Mason Inc                                46,000           1,667,500
Lehman Brothers Holdings Inc                  75,400           6,385,437
Merrill Lynch & Co Inc                       101,700           8,491,950
Morgan Stanley Dean Witter Co                 26,900           3,839,975
Paine Webber Group Inc                        20,400             791,775
Providian Financial Corp                      14,750           1,343,172
Schwab (Charles) Corp                         86,700           3,327,112
Travelers Property Casualty Corp              87,900           3,010,575
                                                             -----------
                                                              45,278,578
                                                             -----------
Health Care - 13.75%

Allergan Inc                                 181,000           9,004,750
Amgen Inc *                                  333,600          20,036,850
Biogen Inc *                                  93,700           7,917,650
Bristol Myers Squibb Co                      222,000          14,249,625
Cardinal Health Inc                           25,813           1,235,797
Chiron Corp                                   29,400           1,245,825
Genzyme General *                              9,000             405,000
Johnson & Johnson                            249,000          23,188,125
Lilly (Eli) & Co                              25,900           1,722,350
Merck & Co Inc                               398,600          26,731,112
PE Corp-PE Biosystems Group                   41,900           5,041,094
Pfizer Inc                                   289,500           9,390,656
Pharmacia & Upjohn Inc                       147,300           6,628,500
Schering-Plough Corp                         143,000           6,032,812
Warner-Lambert Co                             17,400           1,425,712
Wellpoint Health Networks Inc *              137,700           9,079,594
                                                             -----------
                                                             143,335,452
                                                             -----------

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT
FUND EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------

                                                                      Market
                                                   Shares              Value
                                                   ------             ------

Integrated Oils - 0.03%

Transocean Sedco Forex Inc                        10,396        $      350,226
                                                                --------------
                                                                       350,226
                                                                --------------
Materials & Processing - 2.30%

Dow Chemical Co                                   69,000             9,220,125
Georgia-Pacific Group                             99,600             5,054,700
JDS Uniphase Corp *                               59,800             9,646,488
                                                                --------------
                                                                    23,921,313
                                                                --------------
Other Energy - 0.70%

Calpine Corp *                                    37,900             2,425,600
Dynegy Inc                                        69,100             1,679,994
Halliburton Co                                     3,400               136,850
Schlumberger Ltd                                  53,700             3,020,625
                                                                --------------
                                                                     7,263,069
                                                                --------------
Producer Durables - 1.00%

Emerson Electric Co                               44,300             2,541,713
Litton Industries Inc *                           29,800             1,486,275
Tecumseh Products Co                              11,900               561,531
Textron Inc                                       12,100               927,919
United Technologies Corp                          55,200             3,588,000
Waters Corp *                                     25,800             1,367,400
                                                                --------------
                                                                    10,472,838
                                                                --------------
Technology - 39.49%

Adobe Systems Inc                                 68,100             4,579,725
Apple Computer Inc                                26,400             2,714,250
At Home Corp 'A' *                                19,800               848,925
Broadcom Corp *                                    7,400             2,015,575
Cisco Systems Inc *                              535,200            57,333,300
Computer Sciences Corp *                          16,100             1,523,463
Covad Communications Group Inc                     6,500               363,594
Critical Path Inc *                                  600                56,625
Dell Computer Corp *                              69,000             3,519,000
Electronic Data Systems Corp                      21,100             1,412,381
EMC Corp *                                       120,400            13,153,700
General Dynamics Corp                             51,800             2,732,450
General Motors 'H' *                             116,500            11,184,000
Hewlett-Packard Co                               138,800            15,814,525
IBM Corp                                         294,300            31,784,400
Inktomi Corp *                                    11,200               994,000
Intel Corp                                       363,600            29,928,825
Intuit Inc *                                      20,100             1,204,744
Lexmark International Group Inc *                110,000             9,955,000
LSI Logic Corp *                                  29,800             2,011,500
Lucent Technologies Inc                          304,600            22,787,888
Macromedia Inc *                                   6,700               489,938
Microsoft Corp *                                 563,600            65,800,300
MindSpring Enterprises Inc *                       1,700                44,891
Motorola Inc                                     101,100            14,886,975
Network Solutions Inc *                            2,300               500,394
Networks Associates Inc *                          5,700               152,119
Novell Inc *                                     179,500             7,168,781
Oracle Systems Corp *                            103,000            11,542,438
PSINet Inc *                                       6,800               419,900
QUALCOMM Inc *                                   175,600            30,949,500
RealNetworks Inc *                                 4,300               517,344
Rhythms NetConnections Inc *                       5,000               155,000
Sabre Group Holdings Inc *                         4,900               251,125
Solectron Corp *                                 136,100            12,946,513
Sterling Commerce Inc *                           15,700               534,781
Sun Microsystems Inc *                           349,800            27,087,638
Texas Instruments Inc                             18,400             1,782,500
Verio Inc *                                       11,100               512,681
VeriSign Inc *                                    11,600             2,214,875
Veritas Software Corp *                           52,650             7,535,531
Vignette Corp *                                    4,200               684,600
Vishay Intertechnology Inc *                      31,300               989,863
Xilinx Inc *                                      29,400             1,336,781
Yahoo! Inc *                                      16,400             7,096,075
                                                                --------------
                                                                   411,518,413
                                                                --------------
Utilities - 4.78%

Alltel Corp                                       24,400             2,017,575
AT&T Corp *                                      150,300             7,627,725
AT&T Corp - Liberty Media Group 'A' *            134,100             7,610,175
CenturyTel Inc                                    53,500             2,534,563
Level 3 Communications Inc *                      36,300             2,972,063
MCI WorldCom Inc *                               257,100            13,642,369
Nextlink Communications Inc *                     11,400               946,913
Qwest Communications International Inc *         190,900             8,208,700
RCN Corp *                                         7,400               358,900
SBC Communications Inc                            40,560             1,977,300
Telephone & Data Systems Inc                       6,100               768,600
US Cellular Corp *                                11,000             1,110,313
                                                                --------------
                                                                    49,775,196
                                                                --------------
Total Common Stocks
(Cost $701,936,402)                                                994,682,273
                                                                --------------

                                              Principal
                                                Amount                Value
                                              ---------               -----

SHORT-TERM INVESTMENT - 4.55%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 4.55%

State Street Bank and Trust
  2.500% due 01/03/00 **
  (Dated 12/31/99, repurchase price
  of $49,809,492; collateralized by U.S.
  Treasury Notes--market value
  $48,296,344 and due 12/31/00,
  and market value
  $2,456,306 and due 01/15/08)            $   47,392,000            47,392,000
                                                                --------------
Total Securities Held Under Repurchase
  Agreement                                                         47,392,000
                                                                --------------
Total Short-Term Investment
  (Cost $47,392,000)                                                47,392,000
                                                                --------------



TOTAL EQUITY PORTFOLIO
  (COST $749,328,402)                                           $1,042,074,273
                                                                ==============

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) Securities with an approximate aggregate market value of $2,400,000 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1999:

                                           Number of               Unrealized
                Type                       Contracts              Appreciation
--------------------------------------------------------------------------------
S&P 500 (3/00)                            128                      $1,422,156
                                                                =============

(b) At December 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                   $749,328,402
                                                                =============
Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                         $315,409,690

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                        (22,663,819)
                                                                -------------


Net unrealized appreciation                                      $292,745,871
                                                                =============

See Notes to Financial Statements

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments
December 31, 1999
--------------------------------------------------------------------------------
                                                                  Market
                                                Shares             Value
                                               --------         -----------
CONVERTIBLE PREFERRED STOCK - 0.17%

Financial Services - 0.17%

Home Ownership Funding                             1,830        $ 1,453,869
                                                                -----------
                                                                  1,453,869
                                                                -----------
Total Convertible Preferred Stock
(Cost $1,831,903)                                                 1,453,869
                                                                -----------

COMMON STOCKS - 50.63%

Autos & Transportation - 1.79%

CSX Corp                                          50,600          1,587,575
Ford Motor Co                                     38,300          2,046,656
Lear Corp *                                      138,300          4,425,600
Union Pacific Corp                               132,900          5,797,762
United Parcel Services                            14,300            986,700
                                                                -----------
                                                                 14,844,293
                                                                -----------
Consumer Discretionary - 7.58%

Abercrombie & Fitch Co 'A' *                      91,000          2,428,562
America Online Inc *                              79,000          5,959,562
Cendant Corp *                                   181,900          4,831,719
Circuit City Stores                               51,700          2,329,731
Dayton Hudson Corp                                47,000          3,451,562
Federated Department Stores *                     76,300          3,857,919
General Electric Co                               30,900          4,781,775
Gillette Co                                       66,200          2,726,612
International Game Technology                    116,500          2,366,406
Kimberly-Clark Corp                               40,400          2,636,100
News Corp Ltd                                    132,800          5,079,600
TJX Cos Inc                                       88,900          1,816,894
Tyco International Ltd                           327,516         12,732,184
Wal-Mart Stores Inc                               87,100          6,020,787
Waste Management Inc                             102,517          1,762,011
                                                                -----------
                                                                 62,781,424
                                                                -----------
Consumer Staples - 3.48%

Bestfoods                                         39,700          2,086,731
Clorox Co                                         36,700          1,848,762
Coca-Cola Co                                      19,200          1,118,400
PepsiCo Inc                                       96,700          3,408,675
Philip Morris Companies Inc                      237,800          5,513,987
Procter & Gamble Co                               81,700          8,951,256
Seagrams Co Ltd                                  131,500          5,909,281
                                                                -----------
                                                                 28,837,092
                                                                -----------
Financial Services - 6.70%

Ambac Financial Group Inc                        102,300          5,338,781
Astoria Financial Corp                            63,535          1,933,847
Bank of America Corp                              69,870          3,506,601
CIT Group Inc                                    189,200          3,996,850
Citigroup Inc                                     75,700          4,206,081
First Union Corp                                 278,300          9,131,719
Goldman Sachs Group Inc                           49,200          4,634,025
KeyCorp                                          113,700          2,515,612
MBIA Inc                                          21,900          1,156,594
U.S. Bancorp                                     204,200          4,862,513
UNUM Corp                                        104,600          3,353,738
Washington Mutual Inc                            250,900          6,523,400
XL Capital Ltd 'A'                                84,000          4,357,500
                                                                -----------
                                                                 55,517,261
                                                                -----------
Health Care - 3.93%

ALZA Corp *                                      138,900          4,809,413
American Home Products Corp                       80,800          3,186,550
Bristol Myers Squibb Co                           63,500          4,075,906
Forest Laboratories *                            110,700          6,801,131
Lilly (Eli) & Co                                  54,600          3,630,900
PE Corp-PE Biosystems Group                       31,100          3,741,719
Tenet Healthcare Corp *                          154,100          3,621,350
Warner-Lambert Co                                 33,300          2,728,519
                                                                -----------
                                                                 32,595,488
                                                                -----------
Integrated Oils - 2.19%

Conoco Inc 'B'                                   232,800          5,790,900
Exxon Mobil Corp                                 153,352         12,354,421
                                                                -----------
                                                                 18,145,321
                                                                -----------
Materials & Processing - 3.20%

Monsanto Co                                      197,800          7,046,625
Reynolds Metals Co                                 2,200            168,575
Rohm & Haas Co                                   222,600          9,057,038
Smurfit-Stone Container Corp *                    78,200          1,915,900
Temple-Inland Inc                                 86,500          5,703,594
USX-U.S. Steel Group                              78,800          2,600,400
                                                                -----------
                                                                 26,492,132
                                                                -----------
Other Energy - 2.02%

Columbia Energy Group Inc                        146,650          9,275,613
Cooper Cameron Corp *                             68,400          3,347,325
Tosco Corp                                       151,500          4,118,906
                                                                -----------
                                                                 16,741,844
                                                                -----------
Producer Durables - 1.84%

Allegheny Technologies Inc                       108,900          2,443,444
Boeing Co                                         67,600          2,809,625
Cooper Industries Inc                             28,700          1,160,556
Deere & Co                                       103,600          4,493,650
Honeywell International Inc                       75,700          4,366,944
                                                                -----------
                                                                 15,274,219
                                                                -----------
Technology - 12.43%

Apple Computer Inc                                21,300          2,189,906
Cisco Systems Inc *                              129,750         13,899,469
Citrix Systems Inc *                              11,600          1,426,800
Compaq Computer Corp                             112,900          3,055,356
Computer Associates International Inc             27,400          1,916,288
Dell Computer Corp *                              46,500          2,371,500
EMC Corp *                                        54,800          5,986,900
Hewlett-Packard Co                                35,500          4,044,781
IBM Corp                                          40,500          4,374,000
Intel Corp                                       136,500         11,235,656
Lucent Technologies Inc                           89,600          6,703,200
Microsoft Corp *                                 184,600         21,552,050

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------
                                                                    Market
                                                  Shares             Value
                                                 --------        ------------
Motorola Inc                                       44,300        $  6,523,175
Oracle Systems Corp *                              40,250           4,510,516
Seagate Technology Inc *                           34,000           1,583,125
Sun Microsystems Inc *                            100,600           7,790,213
Texas Instruments Inc                              39,900           3,865,313
                                                                 ------------
                                                                  103,028,248
                                                                 ------------
Utilities - 5.47%

Allegheny Energy Inc                               47,100           1,268,756
AT&T Corp                                         113,050           5,737,288
AT&T Corp - Liberty Media Group 'A' *             114,200           6,480,850
Bell Atlantic Corp                                 43,500           2,677,969
Global Crossing Ltd                                52,400           2,620,000
GTE Corp                                           65,500           4,621,844
Level 3 Communications Inc *                       24,400           1,997,750
MCI WorldCom Inc *                                138,300           7,338,544
Northern States Power Co                          178,800           3,486,600
PG&E Corp                                          88,400           1,812,200
SBC Communications Inc                            124,200           6,054,750
Sprint PCS Group Series 1 *                        12,200           1,250,500
                                                                 ------------
                                                                   45,347,051
                                                                 ------------
Total Common Stocks
  (Cost $377,322,689)                                             419,604,373
                                                                 ------------

FOREIGN COMMON STOCK - 0.39%

Netherlands - 0.39%

Royal Dutch Petroleum Guilder                      54,000           3,263,625
                                                                 ------------
                                                                    3,263,625
                                                                 ------------
Total Foreign Common Stock
  (Cost $3,444,203)                                                 3,263,625
                                                                 ------------

                                              Principal
                                               Amount
                                              ---------
CORPORATE BONDS & NOTES - 8.09%

Autos & Transportation - 0.40%

DaimlerChrysler
  7.200% due 09/01/09                        $  1,400,000           1,376,882
Union Pacific Corp
  5.780% due 10/15/01                           2,000,000           1,957,050
                                                                 ------------
                                                                    3,333,932
                                                                 ------------
Financial Services - 6.19%

CIT Group Holdings Inc
  7.250% due 08/15/05                           5,025,000           4,995,729
ERAC USA Finance
  6.375% due 05/15/03                           1,400,000           1,343,115
First Union Corp
  6.625% due 06/15/04                           5,900,000           5,740,647
Ford Motor Credit Co
  5.750% due 02/23/04                           9,000,000           8,533,854
Household Finance Corp
  5.875% due 09/25/04                           6,500,000           6,117,780
Keystone Financial Inc
  6.500% due 05/31/08                             500,000             456,250
Montell American Financial
  7.400% due 03/15/04                           1,500,000           1,451,391
NationsBank
  6.450% due 04/15/03                           7,000,000           7,004,515
Norwest Financial Inc
  6.375% due 09/15/02                           2,750,000           2,699,955
Prudential Insurance
  6.375% due 07/23/06                           2,190,000           2,044,584
SAFECO Capital Trust
  8.072% due 07/15/37                           2,000,000           1,764,572
Toyota Motor Credit Trust
  5.625% due 11/13/03                           6,000,000           5,720,934
Wachovia Corp
  6.700% due 06/21/04                           3,500,000           3,448,763
                                                                 ------------
                                                                   51,322,089
                                                                 ------------
Materials & Processing - 0.27%

Armstrong World Industries Inc
  6.350% due 08/15/03                           1,000,000             964,579
Cytec Industries Inc
  6.846% due 05/11/05                           1,325,000           1,243,408
                                                                 ------------
                                                                    2,207,987
                                                                 ------------
Other Energy - 0.31%

Enron Corp
  6.625% due 10/15/03                           1,500,000           1,464,761
LASMO
  7.300% due 11/15/27                             130,000             118,786
Noble Affiliates Inc
  8.000% due 04/01/27                             880,000             859,221
Occidental Petroleum Corp
  8.450% due 02/15/29                             115,000             119,693
                                                                 ------------
                                                                    2,562,461
                                                                 ------------
Producer Durables - 0.13%

Northrop Grumman Corp
  9.375% due 10/15/24                           1,000,000           1,056,281
                                                                 ------------
                                                                    1,056,281
                                                                 ------------
Utilities - 0.79%

Aerial Communications Inc
  0.000% due 02/01/08                           4,000,000           1,890,824
Southwestern Bell
  7.375% due 07/15/27                           1,500,000           1,356,575
Texas Utilities Co
  5.940% due 10/15/01                           1,500,000           1,474,271
United Utilities
  6.250% due 08/15/05                           2,000,000           1,876,664
                                                                 ------------
                                                                    6,598,334
                                                                 ------------
Total Corporate Bonds & Notes
  (Cost $69,481,951)                                               67,081,084
                                                                 ------------

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------
                                                     Principal        Market
                                                      Amount           Value
                                                    -----------     ------------
MORTGAGE-BACKED SECURITIES - 22.17%

Collateralized Mortgage Obligations - 4.18%

Bear Stearns Structured Securities
  7.000% due 08/25/36 ++                            $  1,000,000    $    927,344
Chase Manhattan Corp
  7.439% due 07/15/09 ++                               8,000,000       7,951,400
CS First Boston Mortgage Securities Corp
  7.290% due 09/15/09 ++                               8,000,000       7,859,552
DLJ Mortgage Acceptance Corp
  6.500% due 10/19/29 ++                               5,552,618       5,170,876
LB Commercial Conduit Mortgage Trust
  7.325% due 09/15/09 ++                               3,150,000       3,113,381
Morgan Stanley Dean Witter Co
  6.170% due 10/03/08 ++                                 350,000         321,893
  6.210% due 09/15/08 ++                               6,200,000       5,713,269
Nomura Asset Securities Corp
  6.590% due 03/17/28 ++                               3,060,000       2,880,883
Ocwen Resedential MBS Corp
  7.000% due 10/25/40 ++                                 684,490         662,137
                                                                    ------------
                                                                      34,600,735
                                                                    ------------
Federal Home Loan Mortgage Corporation - 0.49%

  6.500% due 02/15/19 ++                               1,300,000       1,247,201
  6.625% due 09/15/09 ++                               2,920,000       2,833,726
                                                                    ------------
                                                                       4,080,927
                                                                    ------------
Federal National Mortgage Association - 15.74%

  6.000% due 05/15/08 ++                               3,020,000       2,827,085
  6.000% due 01/01/29 ++                                  24,467          22,408
  6.000% due 01/01/30 ++                              24,440,000      22,355,024
  6.160% due 08/07/28 ++                               1,220,000       1,061,978
  6.300% due 12/25/15 ++                               1,413,055       1,372,430
  6.500% due 01/25/23 ++                               6,220,000       6,042,450
  6.500% due 01/01/28 ++                               2,738,973       2,587,644
  6.500% due 03/01/28 ++                               3,569,186       3,365,303
  6.500% due 05/01/28 ++                              12,091,174      11,423,132
  6.500% due 01/01/30 ++ #                            12,505,000      11,782,086
  6.625% due 09/15/09 ++                              11,160,000      10,845,891
  7.000% due 08/01/28 ++                                 218,562         211,779
  7.000% due 01/01/30 ++ #                            28,310,000      27,372,373
  7.500% due 01/01/30 ++ #                            29,495,000      29,163,181
                                                                    ------------
                                                                     130,432,764
                                                                    ------------
Government National Mortgage Association - 1.76%

  6.500% due 12/15/28 ++                               8,298,438       7,804,248
  7.000% due 01/15/28 ++                               2,083,144       2,014,583
  7.000% due 05/15/28 ++                               2,537,717       2,454,195
  7.000% due 03/15/29 ++                               2,433,198       2,352,092
                                                                    ------------
                                                                      14,625,118
                                                                    ------------
Total Mortgage-Backed Securities
  (Cost $188,106,831)                                                183,739,544
                                                                    ------------

OTHER ASSET-BACKED SECURITIES - 1.95%

Alaska Trade Co
  6.790% due 10/01/05 ++                               2,500,000       2,450,125
Chase Credit Card
  6.300% due 04/15/03 ++                                 400,000         399,890
Chase Funding Mortgage Loan
  5.875% due 03/25/17 ++                               2,000,000       1,970,190
Citibank Credit Card Master Trust I
  0.000% due 08/15/06 ++                               1,500,000       1,075,173
 5.800% due 02/07/05 ++                                  700,000         676,008
CS First Boston Mortgage Securities Corp
  6.400% due 02/17/04 ++                               1,120,534       1,103,048
Donaldson, Lufkin, & Jenrette
  8.481% due 11/25/24 ++                                  36,464          36,566
EQCC Home Equity Loan Trust
  6.410% due 12/15/04 ++                               1,600,000       1,567,752
MBNA Master Credit Card Trust
  7.000% due 02/15/12 ++                               4,000,000       3,923,180
Sears Credit Account Master Trust
  6.450% due 11/15/09 ++                               1,500,000       1,457,109
The Money Store Home Equity
  6.440% due 09/15/24 ++                                 500,000         490,623
U.S. Bancorp Inc
  8.270% due 12/15/26 ++                               1,025,000         982,514
                                                                    ------------
Total Other Asset-Backed Securities
  (Cost $16,542,322)                                                  16,132,178
                                                                    ------------


U.S. TREASURY BONDS - 1.38%

  6.125% due 08/15/29                                    925,000         882,219
  6.750% due 08/15/26                                    450,000         452,109
  8.875% due 02/15/19                                  8,280,000      10,073,142
                                                                    ------------
Total U.S. Treasury Bonds
  (Cost $11,653,556)                                                  11,407,470
                                                                    ------------


U.S. TREASURY NOTES - 0.52%

  5.625% due 11/30/00 **                                 600,000         597,938
  7.875% due 11/15/04                                  3,545,000       3,751,053
                                                                    ------------
Total U.S. Treasury Notes
  (Cost $4,412,024)                                                    4,348,991
                                                                    ------------


U.S. TREASURY STRIPPED - 0.39%

  0.000% due 11/15/15                                  9,425,000       3,197,987
                                                                    ------------
Total U.S. Treasury Stripped
  (Cost $3,705,658)                                                    3,197,987
                                                                    ------------


FOREIGN BONDS - 1.48%

Canada - 0.69%

Hydro Quebec
  8.500% due 12/01/29                                  2,000,000       2,156,120
Quebec Province
  7.500% due 09/15/29                                  3,600,000       3,516,624
                                                                    ------------
                                                                       5,672,744
                                                                    ------------

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------
                                                  Principal           Market
                                                   Amount              Value
                                                 -----------       -------------
France - 0.06%

Legrand
  8.500% due 02/15/25                           $    500,000       $    521,697
                                                                   ------------
                                                                        521,697
                                                                   ------------
Norway - 0.55%

Den Norske Bank
  6.500% due 12/01/28                              5,400,000          4,564,685
                                                                   ------------
                                                                      4,564,685
                                                                   ------------
United Kingdom - 0.18%

CSX Corp
  7.050% due 05/01/02                              1,500,000          1,493,060
                                                                   ------------
                                                                      1,493,060
                                                                   ------------
Total Foreign Bonds
  (Cost $13,329,009)                                                 12,252,186
                                                                   ------------

                                                                        Value
                                                                        -----
SHORT-TERM INVESTMENT - 12.83%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 12.83%

State Street Bank and Trust
  2.500% due 01/03/00
  (Dated 12/31/99, repurchase price
  of $106,370,577; collateralized by U.S.
  Treasury Notes and Bonds--market value
  $6,478,938 and due 05/15/01,
  and market value
  $102,004,163 and due 08/15/19)                 106,348,421        106,348,421
                                                                   ------------
Total Securities Held Under Repurchase
  Agreement                                                         106,348,421
                                                                   ------------

Total Short-Term Investment
  (Cost $106,348,421)                                               106,348,421
                                                                   ------------



TOTAL MULTI-STRATEGY PORTFOLIO
  (COST $796,178,567)                                              $828,829,728
                                                                   ============
Notes to Schedule of Investments
--------------------------------
(a) Securities with an approximate aggregate market value of $597,938 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1999:

                                                                    Unrealized
                                              Number of            Appreciation
               Type                           Contracts           (Depreciation)
--------------------------------------------------------------------------------
U.S. Treasury 5-Year Notes (3/00)                261                  $331,049
U.S. Treasury 10-Year Notes (3/00)               282                   493,627
U.S. Treasury 30-Year Bonds (3/00)                56                  (183,186)
                                                                   ------------
                                                                      $647,490
                                                                   ============

(b) At December 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                    $796,178,567
                                                                  ============
Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                           $74,913,292

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost over
value                                                              (42,262,131)
                                                                  ------------

Net unrealized appreciation                                        $32,651,161
                                                                  ============
See Notes to Financial Statements

PACIFIC SELECT FUND
EQUITY INCOME PORTFOLIO
Schedule of Investments
December 31, 1999
--------------------------------------------------------------------------------

                                                                   Market
                                                  Shares            Value
                                                  ------           ------

CONVERTIBLE PREFERRED STOCKS - 2.74%

Autos & Transportation - 2.43%

Union Pacific Corp                              1,057,200        $ 44,005,950
                                                                 ------------
                                                                   44,005,950
                                                                 ------------
Utilities - 0.31%

Global Crossing Ltd *                              20,000           5,635,000
                                                                 ------------
                                                                    5,635,000
                                                                 ------------
Total Convertible Preferred Stocks
  (Cost $58,783,801)                                               49,640,950
                                                                 ------------

COMMON STOCKS - 87.95%

Autos & Transportation - 1.96%

CSX Corp                                          209,000           6,557,375
Ford Motor Co                                     155,300           8,298,844
Lear Corp *                                       526,700          16,854,400
United Parcel Services                             54,800           3,781,200
                                                                 ------------
                                                                   35,491,819
                                                                 ------------
Consumer Discretionary - 12.55%

Abercrombie & Fitch Co 'A' *                      347,900           9,284,581
America Online Inc *                              312,300          23,559,131
Cendant Corp *                                    731,700          19,435,781
Circuit City Stores                               198,000           8,922,375
Dayton Hudson Corp                                178,900          13,137,969
Federated Department Stores *                     302,900          15,315,381
General Electric Co                               118,700          18,368,825
Gillette Co                                       260,400          10,725,225
International Game Technology                     529,500          10,755,469
Kimberly-Clark Corp                               167,000          10,896,750
TJX Companies Inc                                 316,400           6,466,425
Tyco International Ltd                          1,271,800          49,441,225
Wal-Mart Stores Inc                               340,600          23,543,975
Waste Management Inc                              433,202           7,445,659
                                                                 ------------
                                                                  227,298,771
                                                                 ------------
Consumer Staples - 6.08%

Bestfoods                                         161,800           8,504,612
Clorox Co                                         143,300           7,218,737
Coca-Cola Co                                       75,900           4,421,175
PepsiCo Inc                                       382,400          13,479,600
Philip Morris Companies Inc                       881,900          20,449,056
Procter & Gamble Co                               302,600          33,153,612
Seagrams Co Ltd                                   508,800          22,864,200
                                                                 ------------
                                                                  110,090,992
                                                                 ------------
Financial Services - 11.87%

Ambac Financial Group Inc                         396,700          20,702,781
Astoria Financial Corp                            277,390           8,443,058
Bank of America Corp                              279,028          14,003,718
CIT Group Inc                                     732,200          15,467,725
Citigroup Inc                                     289,900          16,107,569
First Union Corp                                1,081,500          35,486,719
Goldman Sachs Group Inc                           192,900          18,168,769
KeyCorp                                           416,800           9,221,700
MBIA Inc                                           89,400           4,721,437
U.S. Bancorp                                      755,500          17,990,344
UNUM Corp                                         412,500          13,225,781
Washington Mutual Inc                           1,000,700          26,018,200
XL Capital Ltd 'A'                                297,900          15,453,562
                                                                 ------------
                                                                  215,011,363
                                                                 ------------
Health Care - 7.06%

ALZA Corp *                                       572,400          19,819,350
American Home Products Corp                       337,200          13,298,325
Bristol Myers Squibb Co                           243,200          15,610,400
Forest Laboratories *                             432,500          26,571,719
Lilly (Eli) & Co                                  209,300          13,918,450
PE Corp-PE Biosystems Group                       121,900          14,666,094
Tenet Healthcare Corp *                           591,200          13,893,200
Warner-Lambert Co                                 121,700           9,971,794
                                                                 ------------
                                                                  127,749,332
                                                                 ------------
Integrated Oils - 3.92%

Conoco Inc 'B'                                    883,100          21,967,112
Exxon Mobil Corp                                  609,117          49,071,988
                                                                 ------------
                                                                   71,039,100
                                                                 ------------
Materials & Processing - 5.66%

Monsanto Co                                       770,100          27,434,812
Reynolds Metals Co                                  8,900             681,962
Rohm & Haas Co                                    900,100          36,622,819
Smurfit-Stone Container Corp *                    300,200           7,354,900
Temple-Inland Inc                                 310,900          20,499,969
USX-U.S. Steel Group                              298,700           9,857,100
                                                                 ------------
                                                                  102,451,562
                                                                 ------------
Other Energy - 3.46%

Columbia Energy Group Inc                         532,750          33,696,437
Cooper Cameron Corp *                             271,800          13,301,213
Tosco Corp                                        573,000          15,578,438
                                                                 ------------
                                                                   62,576,088
                                                                 ------------
Producer Durables - 3.25%

Allegheny Technologies Inc                        394,250           8,845,984
Boeing Co                                         267,800          11,130,438
Cooper Industries Inc                             113,500           4,589,656
Deere & Co                                        393,600          17,072,400
Honeywell International Inc                       299,200          17,260,100
                                                                 ------------
                                                                   58,898,578
                                                                 ------------
Technology - 22.23%

Apple Computer Inc                                 83,100           8,543,719
Cisco Systems Inc *                               505,000          54,098,125
Citrix Systems Inc *                               45,300           5,571,900
Compaq Computer Corp                              433,100          11,720,769
Computer Associates International Inc             111,800           7,819,013
Dell Computer Corp *                              184,000           9,384,000
EMC Corp *                                        207,300          22,647,525
Hewlett-Packard Co                                142,100          16,190,519
IBM Corp                                          160,700          17,355,600
Intel Corp                                        528,400          43,493,925

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
EQUITY INCOME PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------

                                                                      Market
                                                       Shares          Value
                                                       ------         ------

Lucent Technologies Inc                               353,700    $   26,461,181
Microsoft Corp *                                      729,200        85,134,100
Motorola Inc                                          171,700        25,282,825
Oracle Systems Corp *                                 158,700        17,784,319
Seagate Technology Inc *                              131,900         6,141,594
Sun Microsystems Inc *                                395,200        30,603,300
Texas Instruments Inc                                 147,800        14,318,125
                                                                 --------------
                                                                    402,550,539
                                                                 --------------
Utilities - 9.91%

Allegheny Energy Inc                                  217,200         5,850,825
AT&T Corp *                                           440,700        22,365,525
AT&T Corp - Liberty Media Group 'A' *                 450,700        25,577,225
Bell Atlantic Corp                                    171,600        10,564,125
Global Crossing Ltd *                                 207,200        10,360,000
GTE Corp                                              259,000        18,275,688
Level 3 Communications Inc *                           84,300         6,902,063
MCI WorldCom Inc *                                    547,650        29,059,678
Northern States Power Co                              751,900        14,662,050
PG&E Corp                                             343,300         7,037,650
SBC Communications Inc                                488,700        23,824,125
Sprint PCS Group Series 1 *                            48,500         4,971,250
                                                                 --------------
                                                                    179,450,204
                                                                 --------------
Total Common Stocks
  (Cost $1,381,911,000)                                           1,592,608,348
                                                                 --------------

FOREIGN COMMON STOCKS - 0.70%

Netherlands - 0.70%

Royal Dutch Petroleum Guilder                         208,700        12,613,306
                                                                 --------------
                                                                     12,613,306
                                                                 --------------
Total Foreign Common Stocks
  (Cost $13,400,418)                                                 12,613,306
                                                                 --------------

                                                   Principal
                                                     Amount             Value
                                                   ---------            -----

CONVERTIBLE CORPORATE BONDS & NOTES - 1.02%

Consumer Discretionary - 1.02%

News America Holdings
  0.000% due 03/11/13                          $   23,489,000        18,512,386
                                                                 --------------
                                                                     18,512,386
                                                                 --------------
Total Convertible Corporate Bonds & Notes
  (Cost $15,437,315)                                                 18,512,386
                                                                 --------------

                                                   Principal            Market
                                                     Amount             Value
                                                   ---------            -----

U.S. TREASURY NOTES - 0.41%

  5.875% due 02/15/00 **                       $    7,500,000    $    7,507,035
                                                                 --------------
Total U.S. Treasury Notes
  (Cost $7,506,210)                                                   7,507,035
                                                                 --------------

                                                                       Value
                                                                       -----
SHORT-TERM INVESTMENT - 7.18%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 7.18%

State Street Bank and Trust
  2.500% due 01/03/00
  (Dated 12/31/99, repurchase price
  of $129,982,854; collateralized by U.S.
  Treasury Notes--market value
  $30,556,756 and due 05/15/01,
  and market value
  $108,461,666 and due 08/15/19)                  129,955,780       129,955,780
                                                                 --------------
Total Securities Held Under
  Repurchase Agreement                                              129,955,780
                                                                 --------------
Total Short-Term Investment
  (Cost $129,955,780)                                               129,955,780
                                                                 --------------

TOTAL EQUITY INCOME PORTFOLIO
  (COST $1,606,994,524)                                          $1,810,837,805
                                                                 ==============

Notes to Schedule of Investments
--------------------------------

(a) Securities with an approximate aggregate market value of $7,507,035 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1999:

                                             Number of              Unrealized
                    Type                     Contracts             Appreciation
--------------------------------------------------------------------------------
S&P 500 (3/00)                                  316                 $3,996,204
                                                                    ==========

(b) At December 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                  $1,606,994,524
                                                                ==============

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                          $338,622,670
                                                                --------------

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                        (134,779,389)
                                                                --------------

Net unrealized appreciation                                       $203,843,281
                                                                ==============

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments
December 31, 1999
--------------------------------------------------------------------------------

                                                              Market
                                              Shares           Value
                                              ------          ------

COMMON STOCKS - 77.76%

Consumer Discretionary - 17.66%

Amazon.com Inc *                             1,683,500    $ 128,156,437
America Online Inc *                           451,295       34,044,567
DoubleClick Inc *                              154,285       39,043,748
eBay Inc *                                     155,385       19,452,260
EchoStar Communications Corp *                 110,710       10,794,225
Electronic Arts Inc *                          971,900       81,639,600
Exodus Communications Inc *                    678,135       60,226,865
Infinity Broadcasting Corp *                   845,050       30,580,247
InfoSpace.com Inc *                             33,010        7,064,140
Lamar Advertising Co *                         229,065       13,872,749
Liberty Digital Inc *                          112,560        8,357,580
Time Warner Inc                              1,453,397      105,280,445
TMP Worldwide Inc *                            315,960       44,866,320
USWeb Corp *                                 1,089,430       48,411,546
                                                          -------------
                                                            631,790,729
                                                          -------------
Consumer Staples - 0.98%

Rite Aid Corp                                3,143,710       35,170,256
                                                          -------------
                                                             35,170,256
                                                          -------------
Financial Services - 3.46%

American Express Co                            312,205       51,904,081
E*TRADE Group Inc *                            875,520       22,872,960
Fifth Third Bancorp                            412,330       30,254,714
Firstar Corp                                   883,412       18,662,078
                                                          -------------
                                                            123,693,833
                                                          -------------
Health Care - 6.58%

Medtronic Inc                                1,753,329       63,886,925
MiniMed Inc *                                  374,290       27,416,742
PE Corp-PE Biosystems Group                    316,890       38,125,828
Pfizer Inc                                     270,810        8,784,399
Schering-Plough Corp                         2,305,640       97,269,187
                                                          -------------
                                                            235,483,081
                                                          -------------
Materials & Processing - 1.43%

JDS Uniphase Corp *                            316,110       50,992,494
                                                          -------------
                                                             50,992,494
                                                          -------------
Other Energy - 3.20%

Enron Corp                                   2,579,355      114,458,878
                                                          -------------
                                                            114,458,878
                                                          -------------
Producer Durables - 3.75%

Applied Materials Inc *                        531,725       67,362,911
ASM Lithography Holding *                      443,490       50,446,987
Pittway Corp 'A'                               363,779       16,301,846
                                                          -------------
                                                            134,111,744
                                                          -------------
Technology - 23.02%

Broadcom Corp *                                122,960       33,491,230
Cisco Systems Inc *                            988,849      105,930,448
Conexant Systems Inc *                         709,885       47,118,617
EMC Corp *                                     771,325       84,267,256
I2 Technologies Inc *                          464,845       90,644,775
Inktomi Corp *                                 185,570       16,469,338
Internet Capital Group *                        86,245       14,661,650
Maxim Integrated Products Inc *                294,735       13,907,808
Microsoft Corp *                               574,720       67,098,560
Phone.com Inc *                                349,755       40,549,720
Sapient Corp *                                 516,375       72,776,602
Software.com *                                 170,300       16,348,800
Texas Instruments Inc                          536,345       51,958,422
VeriSign Inc *                                 321,875       61,458,008
Veritas Software Corp *                        301,367       43,133,152
Vignette Corp *                                114,745       18,703,435
Vitesse Semiconductor Corp *                   581,480       30,491,358
Whittman-Hart Inc *                            271,000       14,532,375
                                                          -------------
                                                            823,541,554
                                                          -------------
Utilities - 17.68%

AT&T Corp - Liberty Media Group 'A' *        3,572,398      202,733,587
Cablevision Systems Corp 'A' *                 506,140       38,213,570
Comcast Corp 'A'                             1,549,760       77,875,440
Cox Communications Inc                         744,825       38,358,488
Level 3 Communications Inc *                   659,695       54,012,528
Nextel Communications Inc 'A' *                147,045       15,164,016
NTL Inc *                                      326,087       40,679,353
Sprint PCS Group Series 1 *                    363,750       37,284,375
United Global Com Inc 'A' *                    634,680       44,824,275
VoiceStream Wireless Corp *                    369,450       52,577,353
Winstar Communications Inc *                   411,275       30,794,216
                                                          -------------
                                                            632,517,201
                                                          -------------
Total Common Stocks
  (Cost $1,782,528,687)                                   2,781,759,770
                                                          -------------

FOREIGN COMMON STOCKS - 17.49%

Finland - 12.12%

Nokia AB OYJ                                   195,214       35,402,059
Nokia Corp ADR Pref                          2,095,980      398,236,200
                                                          -------------
                                                            433,638,259
                                                          -------------
Germany - 2.19%

Mannesmann AG                                  322,696       78,157,939
                                                          -------------
                                                             78,157,939
                                                          -------------
Mexico - 0.98%

Telefonos De Mexico ADR                        310,605       34,943,063
                                                          -------------
                                                             34,943,063
                                                          -------------
Japan - 1.15%

Sony Corp                                      138,800       41,126,931
                                                          -------------
                                                             41,126,931
                                                          -------------

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------

                                                                      Market
                                                   Shares              Value
                                                   ------             ------

Spain - 1.05%

Telefonica De Espana SA *                        1,400,239      $   34,986,372
Telefonica SA *                                     31,140           2,454,221
                                                                --------------
                                                                    37,440,593
                                                                --------------
Total Foreign Common Stocks
  (Cost $297,019,856)                                              625,306,785
                                                                --------------

                                              Principal
                                                Amount
                                              ---------

CORPORATE BOND - 0.20%

Consumer Discretionary - 0.20%

Amazon.com Inc
  0.000% due 05/01/03                       $   11,362,000           7,271,680
                                                                --------------
                                                                     7,271,680
                                                                --------------
Total Corporate Bond
  (Cost $8,032,037)                                                  7,271,680
                                                                --------------

                                                                     Value
                                                                     -----

SHORT-TERM INVESTMENTS - 4.55%

COMMERCIAL PAPER - 4.55%

Associates First Capital Corp
  4.000% due 01/03/00                           78,200,000          78,182,622
FHLMC
  5.580% due 01/27/00                           20,000,000          19,919,400
  5.720% due 01/27/00                           20,000,000          19,917,378
  5.770% due 03/23/00                           20,000,000          19,739,800
FNMA
  5.460% due 02/07/00                           25,000,000          24,859,709
                                                                --------------
Total Commercial Paper                                             162,618,909
                                                                --------------

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.00%

State Street Bank and Trust
  2.000% due 01/03/00
  (Dated 12/31/99, repurchase price
  of $103,017; collateralized by U.S.
  Treasury Bonds--market value
  $107,000 and due 02/15/23)                       103,000             103,000
                                                                --------------
Total Securities Held Under Repurchase
  Agreement                                                            103,000
                                                                --------------
Total Short-Term Investments
  (Cost $162,719,253)                                              162,721,909
                                                                --------------


TOTAL GROWTH LT PORTFOLIO
  (COST $2,250,299,833)                                         $3,577,060,144
                                                                ==============
Notes to Schedule of Investments

(a) Forward foreign currency contracts outstanding at December 31, 1999, were summarized as follows:

                                             Principal
                  Contracts                    Amount           Unrealized
                  to Buy or   Expiration     Covered by        Appreciation
       Type        to Sell       Month       Contracts        (Depreciation)
--------------------------------------------------------------------------------
        ED          Buy          4/00       $26,014,689         ($991,897)
                    Sell         4/00       178,674,062         6,137,540
                    Sell         6/00       136,687,780         3,009,940
                                                           --------------
                                                               $8,155,583
                                                           --------------
Principal amount denoted in the indicated currency:
ED - Euro Dollar

(b) At December 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                             $2,250,299,833
                                                           ==============
Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                   $1,376,453,791

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                    (49,693,480)
                                                           --------------

Net unrealized appreciation                                $1,326,760,311
                                                           ==============

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
MID-CAP VALUE PORTFOLIO
Schedule of Investments
December 31, 1999
--------------------------------------------------------------------------------

                                                              Market
                                             Shares            Value
                                             ------           ------

COMMON STOCKS - 92.53%

Autos & Transportation - 3.47%

Borg-Warner Automotive Inc                   46,200        $ 1,871,100
CNF Transportation Inc                       53,700          1,852,650
                                                           -----------
                                                             3,723,750
                                                           -----------
Consumer Discretionary - 18.61%

Avon Products Inc                            43,700          1,442,100
Black & Decker Corp                          42,100          2,199,725
Borders Group Inc *                         152,200          2,444,712
Consolidated Stores *                        59,700            970,125
Ethan Allen Interiors Inc                    31,700          1,016,381
Maytag Corp                                  27,400          1,315,200
New York Times Co 'A'                        21,000          1,031,625
Republic Services Inc 'A' *                 166,000          2,386,250
Saks Inc *                                  119,900          1,865,944
Tricon Global Restaurants *                  54,400          2,101,200
Venator Group Inc *                         242,400          1,696,800
Young & Rubicam Inc                          20,900          1,478,675
                                                           -----------
                                                            19,948,737
                                                           -----------
Consumer Staples - 7.31%

Coors (Adolph) Co                            39,700          2,084,250
Dial Corp                                    76,300          1,855,044
Ralston Purina Group                         70,800          1,973,550
Whitman Corp                                142,900          1,920,219
                                                           -----------
                                                             7,833,063
                                                           -----------
Financial Services - 15.33%

ACE Ltd                                      85,400          1,425,112
Ambac Financial Group Inc                    39,200          2,045,750
Capital One Financial Corp                   42,700          2,057,606
CIT Group Inc                                57,200          1,208,350
Comerica Inc                                 22,400          1,045,800
Everest Reinsurance Holdings                 50,400          1,124,550
Franklin Resources Inc                       60,600          1,942,987
Hartford Life Inc                            15,500            682,000
Hibernia Corp 'A'                            95,200          1,011,500
North Fork Bancorp                          109,000          1,907,500
SouthTrust Corp                              52,600          1,988,937
                                                           -----------
                                                            16,440,092
                                                           -----------
Health Care - 5.02%

Biomet Inc                                   39,600          1,584,000
IMS Health Inc                               77,000          2,093,437
Watson Pharmaceuticals Inc *                 47,700          1,708,256
                                                           -----------
                                                             5,385,693
                                                           -----------
Materials & Processing - 5.04%

Bowater Inc                                  38,100          2,069,306
Eastman Chemical Co                          38,000          1,812,125
PPG Industries Inc                           24,300          1,520,269
                                                           -----------
                                                             5,401,700
                                                           -----------

Other Energy - 5.07%

Cooper Cameron Corp *                        33,200          1,624,725
Devon Energy Corp                            60,900          2,002,087
Enron Oil & Gas Co                          103,300          1,814,206
                                                           -----------
                                                             5,441,018
                                                           -----------
Producer Durables - 1.34%

Ingersoll-Rand Co                            26,100          1,437,131
                                                           -----------
                                                             1,437,131
                                                           -----------
Technology - 21.05%

3Com Corp *                                  73,700          3,463,900
Apple Computer Inc                            5,100            524,344
Ceridian Corp *                             102,000          2,199,375
Electronics For Imaging Inc *                20,900          1,214,813
General Dynamics Corp                        41,600          2,194,400
Harris Corp                                  74,000          1,974,875
KEMET Corp *                                 36,700          1,653,794
LSI Logic Corp *                             17,700          1,194,750
NCR Corp *                                   61,400          2,325,525
Quantum Corp *                              122,000          1,845,250
Seagate Technology Inc *                     38,400          1,788,000
Storage Technology Corp *                   118,600          2,186,688
                                                           -----------
                                                            22,565,714
                                                           -----------
Utilities - 10.29%

Broadwing Inc *                              31,400          1,157,875
CMS Energy Corp                              59,500          1,855,656
Entergy Corp                                 72,500          1,866,875
MidAmerican Energy Holdings Co *             54,600          1,839,338
Niagara Mohawk Holdings Inc *               130,200          1,814,663
Nisource Inc                                 89,100          1,592,663
Tritel Inc *                                 28,600            906,263
                                                           -----------
                                                            11,033,333
                                                           -----------
Total Common Stocks
  (Cost $100,338,660)                                       99,210,231
                                                           -----------

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
MID-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------

                                                 Principal
                                                   Amount              Value
                                                 ---------             -----

SHORT-TERM INVESTMENT - 7.47%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 7.47%

State Street Bank and Trust
  2.500% due 01/03/00
  (Dated 12/31/99, repurchase price
  of $8,016,620; collateralized by U.S.
  Treasury Notes--market value
  $8,171,819 and due 01/15/08)                 $  8,015,000        $  8,015,000
                                                                   ------------
Total Securities Held Under Repurchase
  Agreement                                                           8,015,000
                                                                   ------------
Total Short-Term Investment
  (Cost $8,015,000)                                                   8,015,000
                                                                   ------------


TOTAL MID-CAP VALUE PORTFOLIO
  (COST $108,353,660)                                              $107,225,231
                                                                   ============

Notes to Schedule of Investments
--------------------------------

(a) At December 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                     $108,353,660
                                                                   ============
Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                             $7,106,962

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost over
value                                                                (8,235,391)
                                                                   ------------
Net unrealized depreciation                                         ($1,128,429)
                                                                   ============

See Notes to Financial Statements

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments
December 31, 1999
-------------------------------------------------------------------------

                                                            Market
                                         Shares             Value
                                         ------             ------
COMMON STOCKS - 97.70%

Autos & Transportation - 1.82%

AMR Corp *                                   28,000        $ 1,876,000
Brunswick Corp                               15,800            351,550
Cooper Tire & Rubber Corp                    14,400            224,100
CSX Corp                                     42,900          1,345,987
Dana Corp                                    30,928            925,907
Delphi Automotive Systems *                 110,405          1,738,879
Delta Air Lines Inc                          27,200          1,354,900
Eaton Corp                                   14,900          1,082,112
FDX Corp *                                   60,488          2,476,227
Fleetwood Enterprise                          5,900            121,687
Ford Motor Co                               231,100         12,349,406
General Motors Corp                         125,000          9,085,937
Genuine Parts Co                             30,675            761,123
Goodyear Tire & Rubber                       28,400            800,525
Kansas City Southern                         23,300          1,738,762
Navistar International Corp *                12,060            571,342
Norfolk Southern Corp                        69,300          1,420,650
PACCAR Inc                                   17,366            769,531
Southwest Airlines                           95,587          1,547,315
TRW Inc                                      21,800          1,132,237
U.S. Airways Group Inc *                     13,500            432,844
Union Pacific Corp                           47,400          2,067,825
                                                           -----------
                                                            44,174,846
                                                           -----------
Consumer Discretionary - 17.39%

Alberto-Culver Co 'B'                         5,500            141,969
Alcan Aluminium Ltd                          49,200          2,026,425
Allied Waste Industries Inc *                31,000            273,187
America Online Inc *                        428,800         32,347,600
American Greetings 'A'                       15,460            365,242
Autozone Inc *                               22,900            739,956
Avon Products Inc                            51,100          1,686,300
Bed Bath & Beyond Inc *                      30,600          1,063,350
Best Buy Co Inc *                            37,900          1,902,106
Black & Decker Corp                          15,400            804,650
Carnival Corp 'A'                           120,200          5,747,062
CBS Corp                                    148,412          9,489,092
Cendant Corp *                              133,028          3,533,556
Circuit City Stores                          39,600          1,784,475
Clear Channel Communications *               61,500          5,488,875
Consolidated Stores *                        25,100            407,875
Costco Cos Inc *                             43,122          3,934,882
Crane Co                                     11,050            219,619
Darden Restaurants Inc                       23,700            429,562
Dayton Hudson Corp                           86,100          6,322,969
Dillards Inc 'A'                             17,400            351,262
Dollar General Corp                          39,875            907,156
Eastman Kodak Co                             58,600          3,882,250
Federated Department Stores *                40,700          2,057,894
Fortune Brands Inc                           29,500            975,344
Foster Wheeler Corp                           9,000             79,875
Gannett Co                                   53,300          4,347,281
Gap Inc                                     166,850          7,675,100
General Electric Co                         628,100         97,198,475
Gillette Co                                 210,300          8,661,731
H & R Block Inc                              21,000            918,750
Harcourt General Inc                         10,442            420,290
Harrah's Entertainment Inc *                 15,850            419,034
Hasbro Inc                                   41,725            795,383
Hilton Hotels Corp                           64,900            624,662
Home Depot Inc                              442,050         30,308,053
IKON Office Solutions Inc                    21,800            148,512
International Flavors-Fragrances             17,100            645,525
Interpublic Group of Cos Inc                 59,400          3,426,637
J.C. Penney Company Inc                      51,600          1,028,775
Jostens Inc                                   4,548            110,573
Kimberly-Clark Corp                         105,052          6,854,643
Kmart Corp                                   99,500          1,001,219
Knight-Ridder Inc                            18,000          1,071,000
Kohls Corp *                                 32,800          2,367,750
Limited Inc                                  41,448          1,795,216
Liz Claiborne Inc                            10,660            401,082
Loews Corp                                   22,100          1,341,194
Lowe's Cos Inc                               72,400          4,325,900
Marriott International Inc 'A'               46,600          1,470,812
Mattel Inc                                   76,450          1,003,406
May Department Stores Co                     58,100          1,873,725
Maytag Corp                                  17,600            844,800
McDonalds Corp                              258,700         10,428,844
McGraw Hill Inc                              38,100          2,347,912
Meredith Corp                                 8,900            371,019
Mirage Resorts Inc *                         44,600            682,937
National Service Industries                   7,100            209,450
New York Times Co 'A'                        31,400          1,542,525
Newell Rubbermaid Inc                        57,234          1,659,786
Nike Inc 'B'                                 58,300          2,889,494
Nordstrom Inc                                26,720            699,730
Office Depot Inc *                           74,100            810,469
Omnicom Group Inc                            36,000          3,600,000
Pep Boys Manny Moe & Jack                     9,000             82,125
Polaroid Corp                                 9,000            169,312
R.R. Donnelley & Sons                        27,100            672,419
Reebok International Ltd                      9,480             77,617
Russell Corp                                  6,200            103,850
Sears Roebuck & Co                           77,300          2,352,819
Service Corp International                   49,600            344,100
Snap-On Inc                                  11,150            296,172
Springs Industries Inc                        1,900             75,881
Stanley Works                                14,400            433,800
Staples Inc *                                90,850          1,885,137
Tandy Corp                                   38,444          1,890,964
The Walt Disney Co                          402,006         11,758,675
Time Warner Inc                             244,440         17,706,622
Times Mirror Co 'A'                          12,388            829,996
TJX Cos Inc                                  63,000          1,287,562
Toys R Us Inc *                              45,300            648,356
Tribune Co                                   48,500          2,670,531
Tricon Global Restaurants *                  30,770          1,188,491
Tupperware Corp                               9,900            167,681
Tyco International Ltd                      317,780         12,353,697
VF Corp                                      22,800            684,000
Viacom Inc                                  129,176          7,807,074
Wal-Mart Stores Inc                         851,000         58,825,375
Waste Management Inc                        123,660          2,125,406

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------
                                                              Market
                                            Shares            Value
                                            ------            ------

Wendy's International Inc                      21,400            $441,375
Whirlpool Corp                                 13,500             878,344
                                                             ------------
                                                              421,041,608
                                                             ------------
Consumer Staples - 6.40%

Albertson's Inc                                86,778           2,798,590
Anheuser-Busch Cos Inc                         91,600           6,492,150
Bestfoods                                      56,900           2,990,806
Brown-Forman Corp 'B'                           9,861             564,542
Campbell Soup Co                               86,200           3,334,862
Clorox Co                                      48,500           2,443,187
Coca-Cola Co                                  470,900          27,429,925
Coca-Cola Enterprises Inc                      72,300           1,455,037
Colgate-Palmolive Co                          116,400           7,566,000
Conagra Inc                                    84,300           1,902,019
Coors (Adolph) Co                               6,290             330,225
CVS Corp                                       77,900           3,111,131
General Mills Inc                              52,800           1,887,600
Great Atlantic & Pacific                        6,800             189,550
H.J. Heinz Co                                  72,550           2,888,397
Hershey Foods Corp                             24,700           1,173,250
Kellogg Co                                     67,800           2,089,087
Kroger Co *                                   161,400           3,046,425
Longs Drug Stores Inc                           6,700             172,944
Nabisco Group Holdings Corp 'A'                64,900             689,562
PepsiCo Inc                                   288,800          10,180,200
Philip Morris Companies Inc                   460,400          10,675,525
Procter & Gamble Co                           252,200          27,631,662
Quaker Oats Co                                 29,500           1,935,937
Ralston Purina Group                           56,300           1,569,362
Rite Aid Corp                                  53,500             598,531
Safeway Inc *                                 101,000           3,591,812
Sara Lee Corp                                 182,200           4,019,787
Seagrams Co Ltd                                86,700           3,896,081
Supervalu Inc                                  19,800             396,000
SYSCO Corp                                     69,500           2,749,594
Unilever N.V                                  115,592           6,292,539
UST Inc                                        32,800             826,150
Walgreen Co                                   195,900           5,730,075
William Wrigley Jr. Co                         21,500           1,783,156
Winn-Dixie Stores Inc                          21,300             509,869
                                                             ------------
                                                              154,941,569
                                                             ------------
Financial Services - 13.51%

AFLAC Inc                                      50,500           2,382,969
Allstate Corp                                 151,278           3,630,672
American Express Co                            85,700          14,247,625
American General Corp                          51,865           3,935,257
American International Group Inc              295,885          31,992,566
Amsouth Bancorp                                64,150           1,238,897
Aon Corp                                       42,425           1,697,000
Associates First Capital Corp                 139,390           3,824,513
Automatic Data Processing Inc                 117,300           6,319,537
Bank of America Corp                          327,108          16,416,733
Bank of New York Co Inc                       141,000           5,640,000
Bank One Corp                                 218,754           7,013,800
BB&T Corp                                      52,600           1,439,925
Bear Stearns Cos Inc *                         27,720           1,185,030
Capital One Financial Corp                     36,500           1,758,844
Chase Manhattan Corp                          156,580          12,164,309
Chubb Corp                                     32,000           1,802,000
CIGNA Corp                                     37,600           3,029,150
Cincinnati Financial Corp                      34,000           1,060,375
Citigroup Inc                                 643,063          35,730,188
Comerica Inc                                   28,450           1,328,259
Conseco Inc                                    61,913           1,106,695
Countrywide Credit Industries Inc              25,500             643,875
Deluxe Corp                                    13,800             378,637
Dow Jones & Co Inc                             12,900             877,200
Dun & Bradstreet Corp                          32,100             946,950
Equifax Inc                                    24,400             574,925
FHLMC                                         136,300           6,414,619
Fifth Third Bancorp                            61,375           4,503,391
First Data Corp                                82,300           4,058,419
First Union Corp                              184,710           6,060,797
Firstar Corp                                  199,630           4,217,184
Fleet Boston Corp                             184,406           6,419,634
FNMA                                          197,200          12,312,675
Franklin Resources Inc                         44,600           1,429,987
Golden West Financial Corp                     34,500           1,155,750
Hartford Financial Services Group              46,000           2,179,250
Household International Inc                    93,392           3,478,852
Huntington Bancshares Inc                      39,930             953,329
ITT Industries Inc                             16,600             555,062
J.P. Morgan & Co Inc                           32,300           4,089,987
Jefferson-Pilot Corp                           18,200           1,242,150
KeyCorp                                        94,200           2,084,175
Lehman Brothers Holdings Inc                   22,900           1,939,344
Lincoln National Corp                          42,400           1,696,000
Marsh & McLennan Cos Inc                       54,250           5,191,047
MBIA Inc                                       20,400           1,077,375
MBNA Corp                                     150,837           4,110,308
Mellon Financial Corp                         100,500           3,423,281
Merrill Lynch & Co Inc                         68,500           5,719,750
MGIC Investment Corp                           18,800           1,131,525
Morgan Stanley Dean Witter Co                 111,674          15,941,463
National City Corp                            121,300           2,873,294
Northern Trust Corp                            48,200           2,554,600
Old Kent Financial Corp                        23,400             827,775
Paine Webber Group Inc                         29,000           1,125,562
Paychex Inc                                    50,700           2,028,000
PNC Bank Corp                                  55,400           2,465,300
Progressive Corp Ohio                          13,500             987,187
Providian Financial Corp                       26,300           2,394,944
Regions Financial Corp                         50,900           1,278,862
Republic New York Corp                         21,900           1,576,800
Ryder Systems Inc                              12,300             300,581
SAFECO Corp                                    33,540             834,307
Schwab (Charles) Corp                         156,800           6,017,200
SLM Holding Corp                               28,500           1,204,125
SouthTrust Corp                                38,400           1,452,000
St. Paul Cos Inc                               46,598           1,569,770
State Street Corp                              27,500           2,009,219
Summit Bancorp                                 29,900             915,687
SunTrust Banks Inc                             66,300           4,562,269
Synovus Financial Corp                         38,650             768,169
T. Rowe Price Associates Inc                   28,000           1,034,250
Torchmark Corp                                 22,700             659,719
U.S. Bancorp                                  146,637           3,491,794

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------
                                                             Market
                                           Shares            Value
                                           ------            ------
Union Planters Corp                          22,300            $879,456
UNUM Corp                                    38,405           1,231,360
Wachovia Corp                                38,600           2,624,800
Washington Mutual Inc                       105,192           2,734,992
Wells Fargo & Co                            324,000          13,101,750
                                                           ------------
                                                            327,255,057
                                                           ------------
Health Care - 9.14%

Abbott Laboratories Inc                     299,400          10,871,962
Aetna Inc                                    28,239           1,576,089
Allergan Inc                                 27,600           1,373,100
ALZA Corp *                                  21,000             727,125
American Home Products Corp                 255,200          10,064,450
Amgen Inc *                                 194,800          11,700,175
Bausch & Lomb Inc                             9,700             663,844
Baxter International Inc                     55,200           3,467,250
Becton Dickinson & Co                        49,100           1,313,425
Biomet Inc                                   24,040             961,600
Boston Scientific Corp *                     79,400           1,736,875
Bristol Myers Squibb Co                     378,100          24,269,294
C.R. Bard Inc                                 9,200             487,600
Cardinal Health Inc                          52,350           2,506,256
Columbia/HCA Healthcare Corp                114,284           3,349,950
Guidant Corp                                 59,800           2,810,600
HCR Manor Care Inc *                         18,500             296,000
HEALTHSOUTH Corp *                           77,900             418,712
Humana Inc                                   28,300             231,706
IMS Health Inc                               58,800           1,598,625
Johnson & Johnson                           266,300          24,799,187
Lilly (Eli) & Co                            208,800          13,885,200
Mallinckrodt Inc                             12,300             391,294
McKesson HBOC Inc                            47,939           1,081,624
Medtronic Inc                               223,000           8,125,562
Merck & Co Inc                              447,000          29,976,937
PE Corp-PE Biosystems Group                  21,100           2,538,594
PerkinElmer Inc                               7,700             320,994
Pfizer Inc                                  737,300          23,916,169
Pharmacia & Upjohn Inc                      101,435           4,564,575
Quintiles Transnational Corp *               22,000             411,125
Schering-Plough Corp                        286,200          12,074,062
Shared Medical Systems Corp                   4,500             229,219
St. Jude Medical Inc                         12,756             391,450
Tenet Healthcare Corp *                      66,700           1,567,450
United Healthcare Corp                       32,100           1,705,312
Warner-Lambert Co                           167,100          13,691,756
Water Pik Technologies *                      1,590              15,204
Watson Pharmaceuticals Inc *                 16,400             587,325
Wellpoint Health Networks Inc *              11,300             745,094
                                                           ------------
                                                            221,442,771
                                                           ------------
Integrated Oils - 4.69%

Amerada Hess Corp                            16,800             953,400
Atlantic Richfield Co                        65,400           5,657,100
Chevron Corp                                125,300          10,854,112
Coastal Corp                                 37,700           1,335,994
Conoco Inc 'B'                              119,803           2,980,100
Exxon Mobil Corp                            665,439          53,609,429
Kerr-McGee Corp                              14,898             923,676
Phillips Petroleum Co                        43,500           2,044,500
Royal Dutch Petroleum Guilder               414,600          25,057,387
Texaco Inc                                  111,000           6,028,687
Transocean Sedco Forex Inc                   39,989           1,347,139
Unocal Corp                                  44,100           1,480,106
USX-Marathon Group                           55,900           1,380,031
                                                           ------------
                                                            113,651,661
                                                           ------------
Materials & Processing - 3.24%

Air Products & Chemicals Inc                 39,400           1,322,362
Alcoa Inc                                    65,700           5,453,100
Archer-Daniels-Midland Co                   113,787           1,386,779
Armstrong World Industries Inc                6,800             226,950
Avery Dennison Corp                          20,000           1,457,500
Ball Corp                                     5,000             196,875
Barrick Gold Corp                            76,800           1,358,400
Bemis Inc                                     7,300             254,588
Bethlehem Steel Corp                         21,000             175,875
Boise Cascade Corp                           10,300             417,150
Burlington Northern Santa Fe                 90,610           2,197,293
Champion International Corp                  17,500           1,083,906
Crown Cork & Seal Co Inc                     22,300             498,963
Dow Chemical Co                              44,700           5,973,038
Du Pont E.I. De Nemours & Co                202,882          13,364,852
Eastman Chemical Co                          14,225             678,355
Ecolab Inc                                   19,840             776,240
Engelhard Corp                               22,612             426,802
Fluor Corp                                   13,800             633,075
Fort James Corp                              37,100           1,015,613
Freeport McMoRan Copper & Gold               32,100             678,113
Georgia-Pacific Group                        34,300           1,740,725
Great Lakes Chemical Corp                    10,100             385,694
Hercules Inc                                 17,300             482,238
Homestake Mining Co                          39,900             311,719
International Paper Co                       81,696           4,610,718
Johnson Controls Inc                         12,600             716,625
Leggett & Platt Inc                          36,400             780,325
Louisiana-Pacific Corp                       21,200             302,100
Masco Corp                                   88,500           2,245,688
Mead Corp                                    17,700             768,844
Monsanto Co                                 122,800           4,374,750
Newmont Mining Corp                          31,722             777,189
Nucor Corp                                   20,000           1,096,250
Owens Corning                                 9,300             179,606
Owens Illinois Inc *                         30,200             756,888
Pactiv Corp *                                35,800             380,375
Phelps Dodge Corp                            15,150           1,016,944
Placer Dome Inc                              64,700             695,525
Potlatch Corp                                 4,900             218,663
PPG Industries Inc                           31,600           1,976,975
Praxair Inc                                  28,700           1,443,969
Reynolds Metals Co                           11,700             896,513
Rohm & Haas Co                               45,598           1,855,269
Sealed Air Corp *                            18,260             946,096
Sherwin Williams Co                          30,200             634,200
Sigma Aldrich Corp                           17,300             520,081
Temple-Inland Inc                            10,100             665,969
Timken Co                                     9,500             194,156
Union Carbide Corp                           27,500           1,835,625
USX-U.S. Steel Group                         16,560             546,480
Vulcan Materials Co                          17,800             710,888

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------

                                                                    Market
                                                 Shares              Value
                                                 ------            --------
W.R. Grace & Co *                                  12,600            $174,825
Westvaco Corp                                      15,100             492,638
Weyerhaeuser Co                                    42,000           3,016,125
Williamette Industries Inc                         19,300             896,244
Worthington Industries Inc                         15,155             251,005
                                                                 ------------
                                                                   78,473,753
                                                                 ------------
Other Energy - 1.70%

AES Corp *                                         42,600           3,184,350
Anadarko Petroleum Corp                            22,000             750,750
Apache Corp                                        19,300             712,894
Ashland Inc                                        10,400             342,550
Baker Hughes Inc                                   65,000           1,369,063
Burlington Resources Inc                           36,747           1,214,948
Columbia Energy Group Inc                          19,000           1,201,750
Eastern Enterprises                                 8,900             511,194
El Paso Energy Corp                                47,300           1,835,831
Enron Corp                                        135,200           5,999,500
Halliburton Co                                     81,600           3,284,400
Inco Ltd                                           35,600             836,600
McDermott International Inc                         9,600              87,000
Minnesota Mining & Manufacturing Co                78,900           7,722,338
Occidental Petroleum Corp                          73,600           1,591,600
Rowan Companies Inc *                              13,900             301,456
Schlumberger Ltd                                  104,800           5,895,000
Sunoco Inc                                         19,557             459,590
Tosco Corp                                         28,000             761,250
Union Pacific Resources Group                      43,226             551,132
Williams Cos Inc                                   82,700           2,527,519
                                                                 ------------
                                                                   41,140,715
                                                                 ------------
Producer Durables - 2.98%

Allegheny Technologies Inc                         15,902             356,801
Andrew Corp *                                      22,225             420,886
Applied Materials Inc *                            70,600           8,944,138
B.F. Goodrich Co                                   23,900             657,250
Boeing Co                                         180,410           7,498,291
Briggs & Stratton Corp                              4,000             214,500
Caterpillar Inc                                    66,800           3,143,775
Centex Corp                                        10,200             251,813
Cooper Industries Inc                              18,600             752,138
Cummins Engine Co Inc                               5,800             280,213
Danaher Corp                                       29,800           1,437,850
Deere & Co                                         46,400           2,012,600
Dover Corp                                         43,800           1,987,425
Emerson Electric Co                                87,000           4,991,625
FMC Corp *                                          5,500             315,219
Honeywell International Inc                       155,675           8,980,502
Huttig Building Products *                          2,456              12,124
Illinois Tool Works Inc                            52,000           3,513,250
Ingersoll-Rand Co                                  35,550           1,957,472
Kaufman & Broad Home Corp                           7,800             188,663
KLA-Tencor Corp *                                  17,600           1,960,200
Lockheed Martin Corp                               73,642           1,610,919
Milacron                                            4,600              70,725
Millipore Corp                                      7,352             283,971
NACCO Industries Inc                                1,000              55,563
Northrop Grumman Corp                              12,500             675,781
Pall Corp                                          21,266             458,548
Parker-Hannifin Corp                               21,775           1,117,330
Pitney Bowes Inc                                   53,200           2,570,225
Pulte Corp                                          8,900             200,250
Tektronix Inc                                       8,150             316,831
Teradyne Inc *                                     32,300           2,131,800
Textron Inc                                        32,500           2,492,344
Thomas & Betts Corp                                 9,500             302,813
United Technologies Corp                           95,300           6,194,500
W.W. Grainger Inc                                  20,000             956,250
Xerox Corp                                        129,200           2,931,225
                                                                 ------------
                                                                   72,245,810
                                                                 ------------
Technology - 26.84%

3Com Corp *                                        69,200           3,252,400
Adaptec Inc *                                      21,700           1,082,288
ADC Telecommunications Inc *                       27,000           1,959,188
Adobe Systems Inc                                  24,800           1,667,800
Advanced Micro Devices Inc *                       32,800             949,150
Analog Devices Inc *                               35,500           3,301,500
Apple Computer Inc                                 28,950           2,976,422
Autodesk Inc                                        8,760             295,650
BMC Software Inc *                                 43,700           3,493,269
Cabletron Systems Inc *                            37,100             964,600
Ceridian Corp *                                    27,900             601,594
Cisco Systems Inc *                               626,200          67,081,675
Citrix Systems Inc *                               17,200           2,115,600
Compaq Computer Corp                              320,042           8,661,137
Computer Associates International Inc             104,300           7,294,481
Computer Sciences Corp *                           28,900           2,734,663
Compuware Corp *                                   70,800           2,637,300
Comverse Technology Inc *                          13,400           1,939,650
Corning Inc                                        47,300           6,098,744
Dell Computer Corp *                              485,000          24,735,000
Electronic Data Systems Corp                       91,200           6,104,700
EMC Corp *                                        191,975          20,973,269
Gateway 2000 Inc *                                 58,800           4,237,275
General Dynamics Corp                              38,640           2,038,260
General Instrument Corp *                          35,000           2,975,000
Hewlett-Packard Co                                197,000          22,445,688
IBM Corp                                          345,600          37,324,800
Intel Corp                                        640,660          52,734,326
Lexmark International Group Inc *                  25,800           2,334,900
LSI Logic Corp *                                   30,300           2,045,250
Lucent Technologies Inc                           600,926          44,956,776
Micron Technology Inc                              48,500           3,770,875
Microsoft Corp *                                  990,700         115,664,225
Molex Inc                                          28,800           1,632,600
Motorola Inc                                      114,700          16,889,575
National Semiconductor Corp *                      33,800           1,447,063
Network Appliance Inc *                            30,600           2,541,713
Nortel Networks Corp                              257,480          26,005,480
Novell Inc *                                       65,100           2,599,931
Oracle Systems Corp *                             279,002          31,265,662
Parametric Technology Corp *                       56,500           1,529,031
Peoplesoft Inc *                                   53,100           1,131,694
QUALCOMM Inc *                                    126,400          22,278,000
Raytheon Co                                        67,500           1,792,969
Rockwell International Corp                        34,700           1,661,263
Scientific-Atlanta Inc                             13,800             767,625
Seagate Technology Inc *                           46,000           2,141,875

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------
                                                               Market
                                                Shares         Value
                                                ------         -------
Silicon Graphics Inc *                            42,844             $420,407
Solectron Corp *                                  52,500            4,994,063
Sun Microsystems Inc *                           295,000           22,844,063
Teledyne Technologies *                            4,543               42,875
Tellabs Inc *                                     72,100            4,627,919
Texas Instruments Inc                            148,900           14,424,688
Thermo Electron Corp *                            24,400              366,000
Unisys Corp *                                     61,600            1,967,350
Xilinx Inc *                                      64,800            2,946,375
Yahoo! Inc *                                      51,300           22,196,869
                                                               --------------
                                                                  649,962,545
                                                               --------------
Utilities - 9.99%

Alltel Corp                                       62,000            5,126,625
Ameren Corp                                       21,700              710,675
American Electric Power Co Inc                    42,200            1,355,675
AT&T Corp                                        608,940           30,903,705
Bell Atlantic Corp                               302,622           18,630,167
BellSouth Corp                                   356,200           16,674,613
Carolina Power & Light Co                         20,800              633,100
Central & South West Corp                         51,600            1,032,000
CenturyTel Inc                                    25,750            1,219,906
Cinergy Corp                                      25,013              603,439
CMS Energy Corp                                   27,700              863,894
Comcast Corp 'A'                                 148,070            7,440,518
Consolidated Edison Inc                           40,600            1,400,700
Consolidated Natural Gas Co                       16,500            1,071,469
Constellation Energy Group                        23,850              691,650
Dominion Resources Inc                            41,350            1,622,988
DTE Energy Co                                     25,000              784,375
Duke Power Co                                     72,526            3,635,366
Edison International                              71,000            1,859,313
Entergy Corp                                      50,500            1,300,375
FirstEnergy Corp                                  36,000              816,750
Florida Progress Corp                             17,700              748,931
FPL Group Inc                                     32,800            1,404,250
Global Crossing Ltd *                            146,370            7,318,500
GPU Inc                                           31,600              946,025
GTE Corp                                         190,900           13,470,381
MCI WorldCom Inc *                               539,048           28,603,208
MediaOne Group Inc *                             118,200            9,079,238
New Century Energies Inc                          17,600              534,600
Nextel Communications Inc 'A' *                   68,700            7,084,688
Niagara Mohawk Holdings Inc *                     22,700              316,381
NICOR Inc                                          9,100              295,750
Northern States Power Co                          19,500              380,250
ONEOK Inc                                          4,900              123,113
PECO Energy Co                                    37,700            1,310,075
Peoples Energy Corp                                6,100              204,350
PG&E Corp                                         82,700            1,695,350
Pinnacle West Capital Corp                        15,900              485,944
PP&L Resources Inc                                22,466              513,910
Public Service Enterprise Group Inc               38,400            1,336,800
Reliant Energy Inc                                45,529            1,041,476
SBC Communications Inc                           650,948           31,733,715
Sempra Energy                                     39,047              678,442
Southern Co                                      137,200            3,224,200
Sprint FON Group                                 165,800           11,160,413
Sprint PCS Group Series 1 *                       85,350            8,748,375
Texas Utilities Co                                59,010            2,098,543
U.S. West Inc                                    101,536            7,310,592
Unicom Corp                                       48,000            1,608,000
                                                               --------------
                                                                  241,832,803
                                                               --------------
Total Common Stocks
  (Cost $1,586,408,379)                                         2,366,163,138
                                                               --------------
                                               Principal
                                                Amount              Value
                                               ---------            -----
SHORT-TERM INVESTMENTS - 2.30%

U.S. TREASURY BILL - 0.12%

  5.150% due 04/06/00 **                      $2,845,000            2,806,371
                                                               --------------
Total U.S. Treasury Bill                                            2,806,371
                                                               --------------
SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 2.18%

State Street Bank and Trust
  2.500% due 01/03/00
  (Dated 12/31/99, repurchase price
  of $52,829,004; collateralized by U.S.
  Treasury Bonds--market value
  $2,874,875 and due 05/15/16,
  and market value
  $51,002,081 and due 08/15/19)               52,818,000           52,818,000
                                                               --------------
Total Securities Held Under Repurchase
  Agreement                                                        52,818,000
                                                               --------------
Total Short-Term Investments
  (Cost $55,624,290)                                               55,624,371
                                                               --------------

TOTAL EQUITY INDEX PORTFOLIO
  (COST $1,642,032,669)                                        $2,421,787,509
                                                               ==============
Notes to Schedule of Investments
--------------------------------

(a) Securities with an approximate aggregate market value of $2,106,007 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1999:

                                      Number of                  Unrealized
Type                                  Contracts                 Appreciation
-----------------------------------------------------------------------------
S&P 500 (3/00)                           141                       $1,357,125
                                                                =============

(b) At December 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                 $1,642,032,669
                                                               ==============
Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                         $863,652,261

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                        (83,897,421)
                                                               --------------
Net unrealized appreciation                                      $779,754,840
                                                               ==============

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments
December 31, 1999
--------------------------------------------------------------------------------
                                                                   Market
                                               Shares              Value
                                               ------              -------
PREFERRED STOCK - 0.00%

Consumer Discretionary - 0.00%

Osullivan Industries Holding                      1,200              $612
                                                               ----------
                                                                      612
                                                               ----------
Total Preferred Stock
  (Cost $1,800)                                                       612


COMMON STOCKS - 96.25%

Autos & Transportation - 3.15%

A.O. Smith Corp                                   3,000            65,625
AAR Corp                                          3,000            53,812
ABC-NACO Inc *                                    1,300            10,725
Aftermarket Technology Corp *                     1,200            14,325
Air Express International Corp                    3,700           119,556
Airborne Freight Corp                             5,900           129,800
AirTran Holdings Inc *                            4,100            18,578
Alaska Air Group Inc                              2,800            98,350
America West Holdings Corp 'B' *                  2,800            58,100
American Axle & Manufacturing *                   1,500            18,187
American Freightways Corp *                       2,200            35,612
Amtran Inc *                                      1,200            23,250
Arctic Cat Inc                                    1,100            11,000
Arnold Industries Inc                             1,400            19,687
Arvin Industries Inc                              3,900           110,662
Atlantic Coast Airlines *                           800            19,000
Atlas Air Inc *                                   2,150            58,991
Aviall Inc                                        1,300            10,644
Bandag Inc                                          900            22,500
C.H. Robinson Worldwide Inc                       5,000           198,750
Circle International Group Inc                      900            20,025
Coachmen Industries Inc                           1,000            15,125
Consolidated Freightways Corp *                   3,100            24,606
Covenant Transport Inc *                          1,800            31,275
Delco Remy International Inc *                    1,600            13,200
Dura Automotive Systems Inc *                     2,500            43,594
Eagle USA Inc *                                   2,150            92,719
Exide Corp                                        1,900            15,794
Fleetwood Enterprise                              4,700            96,937
Florida East Coast Industries                     3,700           154,475
Forward Air Corp *                                  700            30,362
Fritz Cos Inc *                                   1,100            11,550
Frontier Airlines Inc *                           1,900            21,612
Hayes Lemmerz International Inc *                 1,800            31,387
Heartland Express Inc *                           1,300            20,475
Hub Group Inc 'A' *                               1,000            20,000
J.B. Hunt Transport Services Inc                  3,600            49,837
Keystone Automotive Industries Inc *              1,800            10,575
Kirby Corp *                                      1,300            26,650
Knight Transportation Inc *                       1,800            30,825
Landstar System Inc *                             1,600            68,500
M.S. Carriers Inc *                                 500            11,937
MascoTech Inc                                     4,700            59,631
Mesa Air Group Inc *                              1,500             7,125
Mesaba Holdings Inc *                             2,000            22,875
Midwest Express Holdings Inc *                    2,100            66,937
Miller Industries Inc *                           6,200            17,825
Modine Manufacturing Co                           3,000            75,000
Monaco Coach Corp *                               1,750            44,734
Oea Inc                                           2,900            14,137
Offshore Logistics Inc *                          3,300            30,937
Oshkosh Truck Corp                                1,750            51,297
Overseas Shipholding Group                        1,800            26,662
Polaris Industries Inc                            2,700            97,875
Roadway Express Inc                               2,100            45,412
Sauer Inc                                         2,200            19,937
Simpson Industries Inc                            1,100            12,375
Skywest Inc                                       3,000            84,000
SpectraSite Holdings *                            1,448            15,747
Standard Motor Products Co                          400             6,450
Stoneridge Inc *                                    800            12,350
Superior Industries International Inc             2,700            72,394
Swift Transport *                                 4,150            73,144
Thor Industries Inc                                 700            21,306
Titan International Inc                           2,400            15,600
Tower Automotive Inc *                            5,500            84,906
Trans World Airlines Inc *                        4,300            12,094
Trinity Industries Inc                            5,600           159,250
U.S. Xpress Enterprises 'A' *                     1,600            11,800
USFreigtways Corp                                 3,400           162,775
Wabash National Corp                              1,600            24,000
Werner Enterprise Inc                             4,600            64,687
Westinghouse Air Brake Co                         4,710            83,602
Winnebago Industries Inc                          2,200            44,137
Wisconsin Central Transport *                     6,400            86,000
Wynn's International Inc                            800            11,300
Yellow Corp                                       1,900            31,944
                                                               ----------
                                                                3,608,859
                                                               ----------
Consumer Discretionary - 16.65%

24/7 Media Inc *                                  1,500            84,375
99 Cents Only Stores *                              600            22,950
Aaron Rents Inc                                   2,900            51,475
ABM Industries                                    1,200            24,450
Acclaim Entertainment Inc *                       3,000            15,375
Ackerley Group Inc                                1,200            21,750
Action Performance *                              2,300            26,450
Activision Inc *                                  3,500            53,594
ACTV Inc *                                        3,900           178,181
AdForce Inc *                                     1,000            71,375
Administaff Inc *                                 1,300            39,325
Advantage Learning System Inc *                     600             6,712
Advantica Restaurant Group *                      6,100            10,675
ADVO Inc *                                        2,900            68,875
AHL Services Inc *                                1,400            29,225
AMC Entertainment *                               1,100             9,487
AMERCO *                                            500            12,500
American Classic Voyages Co *                       400            14,000
American Woodmark Corp                              800            19,400
Ames Department Stores Inc *                      2,900            83,556
AMF Bowling Inc *                                 7,300            22,812
Anchor Gaming *                                   1,100            47,781
AnnTaylor Stores Corp *                           2,200            75,762
Applebee's International Inc                      2,600            76,700
Applied Graphics Technologies Inc *               2,000            17,250
Argosy Gaming Co *                                2,700            11,981

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------
                                                             Market
                                               Shares        Value
                                               ------        ------
Ascent Entertainment Group *                     4,400         $55,825
Autobytel.com Inc *                              1,600          24,300
Autoweb.com Inc *                                1,400          15,225
Avado Brands Inc                                 4,300          18,141
Aviation Sales Co *                              2,000          33,000
Avis Rent A Car Inc *                            3,400          86,912
Aztar Corp *                                     3,300          35,887
Bacou Inc *                                      1,100          16,569
Bally Total Fitness Holdings *                   3,200          85,400
Banta Corp                                       3,200          72,200
Barnesandnoble.com Inc *                         3,500          49,656
Bassett Furniture                                  700          11,200
bebe Stores Inc *                                  500          13,500
Bell Howell and Co *                             2,000          63,625
Berlitz International Inc *                      1,200          20,625
Beyond.com Corp *                                2,100          16,406
Block Drug Company Inc *                         1,030          31,930
Bob Evans Farms Inc                              6,000          92,625
Boca Resorts Inc *                               4,500          43,875
Boise Cascade Office Product *                   2,000          30,000
Borders Group Inc *                              8,500         136,531
Bowne & Co                                       4,800          64,800
Boyd Gaming Corp *                               2,200          12,787
Boyds Collection Ltd *                           5,900          40,931
Bright Horizons Family Solutions Inc *           2,000          37,500
Brightpoint Inc *                                6,600          86,625
Brown Shoe Company Inc                           1,400          19,775
Buckle Inc *                                       500           7,406
Budget Group Inc 'A' *                           4,600          41,687
Buffets Inc *                                    5,800          58,000
Building One Services Corp *                     1,365          12,882
Burlington Coat Factory                          1,200          16,650
Burns International Services *                   1,000          10,812
Bush Industries                                  1,600          27,500
Callaway Golf Co                                 7,900         139,731
Career Education Corp *                            700          26,862
CareerBuilder Inc *                              1,500           9,656
Carmike Cinemas *                                1,700          13,281
Carriage Services Inc 'A' *                        700           4,156
Casella Waste *                                    900          16,987
Catalytica Inc *                                 7,300          99,006
Cato Corp                                        2,100          26,512
CBRL Group Inc                                   6,200          60,159
CDI Corp *                                         800          19,300
CDnow Inc *                                      1,200          11,850
CEC Entertainment *                              2,950          83,706
CellStar Corp *                                  2,700          26,662
Central Garden & Pet Co *                        1,300          13,487
Central Parking Corp                               700          13,387
Century Business Services *                      6,800          57,375
Championship Auto Racing *                         700          16,100
Charles River Associates Inc *                     800          26,800
Charming Shoppes Inc                            11,400          75,525
Cheesecake Factory *                             1,900          66,500
Chicos Fas Inc *                                 1,100          41,387
Children's Place *                               1,500          24,656
Choice Hotels International Inc *                6,900         118,162
ChoicePoint Inc *                                3,200         132,400
Churchill Downs Inc                                500          11,281
Citadel Communications Corp *                    2,500         162,187
CKE Restaurants Inc                              6,000          35,250
Coinstar Inc *                                   1,600          22,400
Coldwater Creek Inc *                              700          14,350
Coleman Co Inc *                                 2,500          23,281
Columbia Sportswear Co *                         1,200          25,800
CompUSA Inc *                                   10,000          51,250
Concur Technologies Inc *                        1,200          34,800
Consolidated Graphics Inc *                      2,200          32,862
Consolidated Products Inc *                      1,760          17,820
Copart Inc                                       2,600         113,100
Corinthian Colleges Inc *                        1,000          23,875
Cornell Corrections Inc *                        1,400          11,725
Corporate Executive Board Co *                   1,200          67,050
Cost Plus Inc *                                  2,675          95,297
CPI Corp                                         1,400          31,587
Creative Computers Inc *                         1,800          13,162
CSK Auto Corp *                                  1,500          26,250
CSS Industries Inc *                             1,200          25,650
Cumulus Media Inc *                              2,200         111,650
Cyberian Outpost Inc *                           1,900          18,881
Daisytek International Corp *                    2,700          62,944
Dave & Buster's Inc *                              600           4,912
Davids Bridal Inc *                              1,500          16,781
Deb Shops Inc                                      800          14,800
Delia's Inc *                                    2,200          15,950
Dendrite International Inc *                     3,450         116,869
Department 56 Inc *                              2,700          61,087
Diamond Tech Partners Inc *                      1,500         128,906
Direct Focus Inc *                               1,400          38,850
Discount Auto Parts Inc *                          600          10,837
Dollar Thrifty Automotive Group Inc *            3,200          76,600
Donna Karan International Inc *                  2,400          15,750
Dover Downs Entertainment                          800          15,000
Dress Barn Inc *                                 2,500          41,562
E4L Inc *                                        2,700           6,750
EarthWeb Inc *                                     600          30,187
Education Management Corp                        2,900          40,600
Egghead.com Inc *                                3,043          49,259
Electronics Boutique Holdings *                  1,100          19,800
Emmis Communciations 'A' *                       2,100         261,745
Enesco Group Inc                                   900           9,956
Entercom Communications *                        1,200          79,200
Ethan Allen Interiors Inc                        5,000         160,312
Extended Stay America Inc *                      9,000          68,625
F.Y.I. Inc *                                     1,900          64,600
Factory 2-U Stores Inc *                         1,700          48,237
Family Golf Centers *                            4,800           6,750
Fatbrain.com Inc *                                 800          20,050
Fedders USA Inc                                  2,700          14,850
Federal Signal Corp                              6,600         106,012
Fidelity Holdings Inc *                            700          13,256
Finish Line 'A' *                                3,800          20,662
First Consulting Group Inc *                     1,000          15,500
Fisher Scientific International *                4,100         148,112
Flycast Communications Corp *                      700          90,956
Footstar Inc *                                   2,300          70,150
Fossil Inc *                                     1,800          41,625
Foster Wheeler Corp                              4,300          38,162
Franklin Covey Co *                              3,200          24,000
Furniture Brands International Inc *             6,400         140,800

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------
                                                                         Market
                                                          Shares          Value
                                                          ------         -------
G&K Services Inc 'A'                                       2,800         $90,650
Gaylord Entertainment Co 'A'                               2,000          59,875
GC Cos Inc *                                                 500          12,937
Genesco Inc *                                              1,700          22,100
Getty Images Inc *                                         3,100         151,512
Global Imaging Systems Inc *                               1,000          12,250
Goody's Family Clothing *                                  3,400          18,275
Gray Communications System                                   400           7,075
Grey Advertising Inc                                         100          40,000
Griffon Corp *                                             1,700          13,281
Group 1 Automotive Inc *                                   1,000          13,937
Group Maintenance America *                                4,100          43,819
GT Interactive Software Corp *                             5,500           9,109
GTECH Holdings Corp                                        4,200          92,400
Guess? Inc *                                               1,300          28,275
Guitar Center Inc *                                        3,000          30,187
Gymboree Corp *                                            3,500          19,687
HA-LO Industries Inc *                                     3,250          24,375
Handleman Co Del                                           4,200          56,175
Hanover Direct Inc *                                      10,800          39,150
Harman International                                       2,200         123,475
Haverty Furniture                                          1,200          15,150
Heidrick & Struggles International Inc *                   1,100          46,475
Heilig-Meyers Co                                           8,000          22,000
Herbalife International Inc 'A'                            1,900          27,312
Hollywood Entertainment Corp *                             3,700          53,650
Hollywood Park Inc                                         3,400          76,287
HomeBase Inc *                                             5,100          15,619
IDG Books Worldwide Inc *                                  1,000          11,562
IHOP Corp                                                  3,000          50,062
Information Holdings Inc *                                 1,000          29,062
InfoUSA Inc *                                              1,200          16,725
Insight Enterprises Inc *                                  2,250          91,406
Interim Services Inc *                                     7,260         179,685
InterTAN Inc *                                             2,400          62,700
Iron Mountain Inc *                                        3,500         137,594
IT Group Inc *                                             1,400          12,862
ITI Technologies Inc *                                     1,300          39,000
ITT Educational Services Inc *                             2,300          35,506
Iturf Inc *                                                1,000          12,437
Jakks Pacific Inc *                                        1,900          35,506
Jo-Ann Stores 'A' *                                        1,100          12,375
John H Harland Co                                          3,800          69,587
Jostens Inc                                                5,200         126,425
Journal Register Co *                                      4,400          67,925
Just For Feet Inc *                                        6,500           7,922
Justin Industries Inc                                        900          13,387
K-Swiss Inc                                                1,500          27,867
Kellwood Co                                                3,700          71,919
Kelly Services Inc 'A'                                     2,000          50,250
Kenneth Cole *                                               400          18,300
Korn Ferry International *                                 2,000          72,750
L.S. Starrett Co 'A'                                         300           6,731
La-Z-Boy Chair Co                                          5,600          94,150
Labor Ready Inc *                                          4,700          56,987
Landrys Seafood Restaurants Inc *                          4,600          39,962
Lands' End Inc                                             1,700          59,075
Lason Inc *                                                1,900          20,900
Latitude Communications Inc *                                800          20,900
Launch Media Inc *                                         1,500          28,406
Lawson Products Inc                                        1,200          27,750
Learn2.com Inc *                                           6,300          20,672
Learning Tree International *                              1,800          50,400
Lee Enterprises                                            5,400         172,462
Libbey Inc                                                 2,700          77,625
Lithia Motors Inc 'A' *                                    1,000          17,875
Lodgian Inc *                                              4,000          20,000
Loews Cineplex Entertainment *                             2,300          13,512
Lone Star Steakhouse & Saloon *                            4,000          35,687
Lubys Cafeterias Inc                                       1,700          19,337
Mail-Well Inc *                                            4,100          55,350
Mannatech Inc *                                            2,100          10,894
Marcus Corp                                                1,300          17,469
Marketing Services Group Inc *                             2,000          33,500
Marketwatch.Com Inc *                                        500          18,250
Marvel Enterprises Inc *                                   2,500          13,750
Matthews International Corp 'A'                            1,600          44,000
Maximus Inc *                                                800          27,150
Media Metrix Inc *                                           500          17,875
Mediconsult.com Inc *                                      1,400           8,750
MemberWorks Inc *                                          1,900          63,056
Mens Wearhouse Inc *                                       3,086          90,651
Messagemedia Inc *                                         3,300          46,406
Metamor Worldwide Inc *                                    4,300         125,237
Metromedia International Group Inc *                       4,100          19,475
Michaels Stores Inc *                                      3,500          99,750
Micro Warehouse Inc *                                      3,400          62,900
Midas Inc                                                  2,500          54,687
Midway Games Inc *                                         3,900          93,356
Mikasa Inc                                                 1,600          16,100
Modem Media Poppe Tyson Inc *                                500          35,187
Movado Group Inc                                           1,000          21,812
MSC Industrial Direct Co *                                 2,200          29,150
Musicland Stores Corp *                                    2,300          19,406
National Presto Industries Inc                               400          14,200
Nautica Enterprises Inc *                                  3,200          36,200
Navarre Corp *                                             2,400          13,800
Navigant Consulting *                                      3,900          42,412
NCO Group Inc *                                            1,400          42,175
Network Event Theater Inc *                                1,600          47,600
Nextera Enterprises Inc *                                  2,400          30,900
NFO Worldwide Inc *                                        1,100          24,612
NPC International Inc *                                    1,700          13,387
O' Reilly Automotive Inc *                                 4,600          98,900
O'Charley's Inc *                                          2,500          32,812
Oakley Inc *                                               3,200          17,800
OfficeMax Inc *                                           13,100          72,050
Ogden Corp                                                 6,700          79,981
Olsten Corp                                                6,800          76,925
On Assignment Inc *                                          800          23,900
On Command Corp *                                          1,400          25,900
Oneida Ltd                                                   900          19,575
OnHealth Network Co *                                      2,500          22,344
Oshkosh B'Gosh Inc 'A'                                     1,730          36,438
Oxford Industries                                            600          11,887
P.F. Chang's China Bistro Inc *                            1,300          32,337
Pacific Sunwear of California *                            2,850          91,734
Papa John's International Inc *                            2,100          54,731
ParkerVision Inc *                                         1,200          36,900
Party City Corp *                                            100              77

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------
                                                                         Market
                                                          Shares          Value
                                                          ------         -------
Paxson Communications Corp *                               4,000         $47,750
PC Connection Inc *                                          900          31,050
Pegasus Communications Corp *                              1,500         146,625
Pegasus Systems *                                          1,700         102,531
Pennzoil-Quaker State Co                                   8,600          87,612
Penton Media Inc                                           1,700          40,800
Pep Boys Manny Moe & Jack                                  5,400          49,275
Personnel Group of America Inc *                           4,500          45,562
Petco Animal Supplies Inc *                                3,300          49,087
PETsMART Inc *                                            15,400          88,550
Phillips-Van Heusen Corp                                   1,300          10,806
Pier 1 Imports Inc                                        12,000          76,500
Pierce Leahy Corp *                                          400          17,300
Pillowtex Corp                                             3,300          20,419
Pittston Brinks Group                                      4,800         105,600
Pittston Burlington Group                                  3,200          34,000
Playboy Enterprises 'B' *                                  1,700          41,331
Players International Inc *                                3,300          27,122
Playtex Products Inc *                                     2,100          32,287
Polaroid Corp                                              5,800         109,112
Pre-Paid Legal Services Inc *                              2,300          55,200
Preview Travel Inc *                                       1,300          67,762
Prime Hospitality *                                        5,300          46,706
Probusiness Services Inc *                                 1,000          36,000
Professional Detailing Inc *                                 500          14,969
Provant Inc *                                              1,500          37,875
Proxicom Inc *                                             1,100         136,744
Pulitzer Inc W/I                                           1,300          52,406
QRS Corp *                                                 1,450         151,253
Quanta Services Inc *                                      3,400          96,050
Quiksilver *                                               1,750          27,125
R.H. Donnelley Corp                                        3,800          71,725
Racing Champions Corp *                                    2,600          11,537
Radio One Inc *                                            1,000          92,000
Rare Medium Group Inc *                                    3,600         122,850
Reebok International Ltd                                   3,800          31,112
Regis Corp Minn                                            4,200          79,275
Rent-A-Center Inc *                                        2,500          49,531
Rent-Way Inc *                                             1,300          24,294
Restoration Hardware Inc *                                 1,700          11,581
Rollins Inc                                                1,000          15,000
Romac International Inc *                                  5,100          68,531
Ruby Tuesday Inc                                           4,300          78,206
Russ Berrie                                                  800          21,000
Russell Corp                                               2,100          35,175
Ryan's Family Steak Houses Inc *                           2,600          22,100
Saga Communications Inc *                                  1,625          32,906
Salton Inc *                                               1,350          45,141
Scholastic Corp *                                          1,900         118,156
School Specialty Inc *                                     1,300          19,662
Scientific Games Holdings Corp *                             900          14,906
Select Comfort Corp *                                      4,100          16,656
Shoe Carnival Inc *                                        1,500          15,094
Shop At Home Inc *                                         3,600          35,775
ShopKo Stores Inc                                          4,200          96,600
Sinclair Broadcast Group 'A'                               1,100          13,423
Sirius Satellite Radio Inc *                               1,500          66,750
SITEL Corp *                                               6,900          48,300
Sonic Corp *                                               2,800          79,800
Source Information Management Co *                         1,800          30,150
Source Media Inc *                                         1,700          31,450
Spiegel Inc 'A' *                                          2,900          20,391
Sportsline.com Inc *                                       1,800          90,225
Springs Industries Inc                                     1,600          63,900
Staff Leasing Inc *                                        1,800          17,100
StaffMark Inc *                                            2,200          16,637
Startek Inc *                                                900          32,625
Station Casinos Inc *                                      3,300          74,044
Stein Mart Inc *                                           1,600           9,100
Strayer Education Inc                                      1,400          27,650
Stride Rite Corp                                           7,000          45,500
Sturm Ruger & Companies Inc                                2,200          19,525
Sunbeam Corp                                               9,000          37,687
Sunglass Hut International *                               4,100          46,125
Systemax Inc *                                             2,900          24,650
Talbots Inc                                                1,300          58,012
Tarrant Apparel Group Inc *                                1,000           9,625
TeleTech Holdings Inc *                                    2,100          70,777
Tetra Tech Inc *                                           3,375          51,891
theglobe.com inc *                                         1,200          10,050
THQ Inc *                                                  2,400          55,650
Timberland Co *                                            1,400          74,025
Topps Co Inc                                               6,100          63,287
Toro Co                                                      800          29,850
Tractor Supply Co *                                        1,300          20,800
Trans World Entertainment Corp *                           4,500          47,250
Trendwest Resorts Inc *                                      900          20,250
Triarc Co Inc *                                            2,650          48,694
Tropical Sportswear International *                        1,000          16,125
True North Communications                                  5,300         236,844
Tuesday Morning Corp *                                     1,400          25,812
Tupperware Corp                                            7,700         130,419
Tweeter Home Entertainment *                               1,000          35,500
U.S. Liquids Inc *                                         2,900          24,287
U.S. Office Products Co *                                  4,300          13,437
uBid Inc *                                                   200           5,300
UniFirst Corp                                                600           7,575
United Auto Group Inc *                                    1,600          14,300
United Natural Foods Inc *                                 2,400          28,800
United Retail Group Inc *                                  2,000          16,500
United Stationers Inc *                                    4,400         125,675
United Television Inc                                        200          27,537
Urban Outfitters Inc *                                       600          17,475
US Franchise Systems Inc *                                 3,100          13,950
Vail Resorts Inc *                                         2,900          52,019
Valley Media Inc *                                         1,600          11,200
Value America Inc *                                        1,100           5,569
Value City Department Stores Inc *                         1,900          28,737
ValueVision International Inc 'A' *                        3,300         189,131
VerticalNet Inc *                                          3,800         623,200
Veterinary Centers of America Inc *                        3,600          46,350
Volt Information Sciences Inc *                              600          14,325
Wackenhut Corp                                             1,000          14,937
Wackenhut Corrections Corp *                                 500           5,844
Wallace Computer Services Inc                              4,700          78,137
Waste Connections Inc *                                    2,200          31,762
Waste Industries Inc *                                     1,400          15,837
Weblink Wireless Inc *                                     5,800          89,900
West Marine Inc *                                          1,500          12,375
West Teleservices Corp *                                   1,900          46,431

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------
                                                                        Market
                                                       Shares            Value
                                                       ------           -------
Westwood One Inc *                                      3,900        $   296,400
Wet Seal Inc 'A' *                                        800              9,800
Whitehall Jewellers Inc *                                 700             25,812
Windmere-Durable Holdings Inc *                         1,800             30,600
WMS Industries *                                        3,300             43,312
Wolverine World Wide Inc                                4,500             49,219
Wyndham International Inc 'A' *                        18,400             54,050
Xceed Inc *                                             1,500             62,250
Young Broadcasting Inc 'A' *                            1,400             71,400
Zap.com Corp *                                             44                253
Ziff-Davis Inc *                                        2,300             36,369
Ziff-Davis Inc (ZDNet) *                                1,500             31,500
                                                                     -----------
                                                                      19,100,652
                                                                     -----------
Consumer Staples - 2.18%

7-Eleven Inc *                                          8,800             15,675
American Italian Pasta Co *                             1,900             58,425
Aurora Foods Inc *                                        700              6,519
Beringer Wine Estates 'B' *                             2,200             87,725
Bush Boake Allen Inc *                                  1,000             24,562
Canandaigua Brands Inc *                                2,100            107,100
Casey's General Stores Inc                              5,500             57,406
Chiquita Brands International Inc                       3,000             14,250
Church & Dwight Inc                                     5,200            138,775
Coca-Cola Bottling Co                                     500             23,687
Del Monte Foods Co *                                    5,500             67,719
Dimon Inc                                               2,400              7,800
Dreyer's Grand Ice Cream Inc                            1,000             17,000
Duane Reed Inc *                                        2,500             68,906
Earthgrains Co                                          4,200             67,725
Farmer Brothers Co                                        100             15,900
Fleming Companies Inc                                   4,800             49,200
General Cigar Holdings Inc *                            2,200             18,287
Grand Union Co *                                        2,300             23,287
Great Atlantic & Pacific                                2,500             69,687
Hain Food Group Inc *                                   1,500             33,562
Imperial Sugar Co                                       1,800              5,962
Ingles Markets Inc                                      2,000             22,250
International Home Foods *                              3,100             53,862
International Multifoods Corp                           2,700             35,775
J&J Snack Foods Corp *                                  1,100             22,550
Jack In The Box Inc *                                   5,400            111,712
Lance Inc                                               2,600             26,000
Michael Foods Inc                                       1,100             27,087
Nature's Sunshine Products Inc                          2,300             18,400
NBTY Inc *                                              6,400             74,000
Performance Food Group *                                  900             21,937
Pilgrims Pride Corp 'B'                                   700              5,819
Ralcorp Holdings Inc *                                  3,000             59,812
Rexall Sundown Inc *                                    4,500             46,406
Riviana Foods Inc                                       1,300             23,075
Robert Mondavi Corp 'A' *                                 700             24,325
Ruddick Corp                                            2,300             35,650
Sanderson Farms Inc                                     1,500             12,844
Seaboard Corp Del                                         100             19,425
Smart & Final Inc                                       1,900             13,775
Smithfield Foods Inc *                                  5,400            129,600
Smuckers 'A'                                            3,900             76,050
Suiza Foods Corp *                                      4,300            170,387
Twinlab Corp *                                          2,200             17,462
Universal Corp VA                                       4,800            109,500
Universal Foods Corp                                    6,200            126,325
Vlasic Foods International *                            4,700             26,731
Whole Foods Market Inc *                                3,500            162,312
Wild Oats Markets Inc *                                 2,400             53,250
                                                                     -----------
                                                                       2,505,480
                                                                     -----------
Financial Services - 16.82%

Acceptance Insurance Companies Inc                      1,900             11,044
ACE Ltd                                                 2,535             42,303
Advanta Corp 'A'                                        2,900             52,925
Advent Software Inc *                                   1,700            109,544
Advest Group Inc                                        1,200             22,050
Affiliated Managers Group *                             3,000            121,312
Alabama National Bancorp                                  300              5,662
Alexander & Baldwin Inc                                 6,000            136,875
Alexander's Inc *                                         500             39,500
Alexandria Real Estate Equities                           600             19,087
Alfa Corp                                               4,400             71,775
Alleghany Corp *                                          500             92,750
Allied Capital Corp                                     8,600            157,487
AMCORE Financial Inc                                    4,100             98,400
AmeriCredit Corp *                                      6,800            125,800
AmerUs Life Holdings Inc *                              1,000             23,000
AMLI Residential Properties                             1,100             22,206
AMRESCO Inc *                                           8,600             12,094
Anchor Bancorp Wisconsin Inc                            1,700             25,712
Anchor Financial Corp                                     500             13,750
Andover Bancorp Inc                                       400             11,200
Arcadia Financial Ltd *                                 5,300             23,519
Area Bancshares                                           600             14,700
Argonaut Group Inc                                      2,300             45,712
Ashton Technology Group Inc *                           3,500             22,531
Associated Estates Realty Corp                          3,300             25,781
Baldwin & Lyons                                         1,000             22,125
BancFirst Corp                                            800             27,150
BancFirst Ohio Corp                                     1,300             29,900
Banco Santander Puerto Rico                             1,900             29,331
BancorpSouth Inc                                        7,100            115,819
Bancwest Corp                                           7,400            144,300
Bank of Granite Corp                                      800             17,200
Bank United Corp                                        4,200            114,450
BankAtlantic Bancorp                                    2,100             10,762
Banknorth Group Inc                                     2,500             66,875
BARRA Inc *                                             1,800             57,150
Bay View Capital Corp                                   3,960             56,182
Bedford Property Investors                              1,300             22,181
Berkley W R Corp                                        1,300             27,137
Billing Concepts Corp *                                 3,000             19,500
BOK Financial Corp *                                      200              4,041
Boykin Lodging Co                                         900              9,844
Bradley Real Estate                                     3,000             52,312
Brandywine Realty Trust                                 3,100             50,762
BRE Properties                                          5,100            115,706
Brenton Banks Inc                                         420              4,252
Brookline Bancorp Inc                                   3,000             29,250
Brown & Brown Inc                                         800             30,650
BSB Bancorp Inc                                           500              9,625
BT Financial Corp                                       3,045             66,990
Burnham Pacific Properties Inc                          1,900             17,812

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------
                                                                        Market
                                                         Shares          Value
                                                         ------         -------
Cabot Industrial Trust                                    4,800        $ 88,200
Camden Property Trust                                     4,800         131,400
Capital Automotive REIT                                   2,200          26,812
Capital City Bank                                         1,100          23,650
Capitol Federal Financial                                 8,000          78,000
Capstead Mortgage                                         3,300          13,819
Carolina First                                            2,000          36,500
Cash America International Inc                            2,200          21,450
Cathay Bancorp Inc                                          600          24,600
CBL & Associates Properties                               3,400          70,125
CCC Information Services Inc                              3,200          54,800
Centennial Bancorp *                                      1,071          11,513
Center Trust Inc                                          1,500          14,531
CenterPoint Properties Trust                              1,400          50,225
Century South Banks Inc                                     600          13,425
Charter Municipal Mtg Acceptance                          2,000          23,500
Chateau Communities Inc                                   2,700          70,031
Chelsea GCA Realty Inc                                    1,800          53,550
Chemical Financial Corp                                   1,400          44,625
Chicago Title Corp                                        2,100          97,125
Chittenden Corp                                           4,242         125,669
Citizens Banking Corp Michigan                            3,884          86,904
City Holding Co                                           2,400          33,600
CNA Surety Corp                                           1,000          13,000
Colonial Properties                                       3,400          78,837
Commerce Bancorp Inc NJ                                   2,905         117,471
Commerce Group Inc                                        3,700          96,662
Commerical Net Lease Realty                               1,700          16,894
Commonwealth Bancorp Inc                                    900          14,962
Community First Bankshares Inc                            6,600         103,950
Community Trust Bancorp Inc                                 610          12,200
Conning Corp                                                800           6,600
ContiFinancial Corp *                                     1,700             398
Cornerstone Realty Income Trust                           2,300          22,425
CORT Business Services Corp *                               800          13,950
Corus Bankshares Inc                                        500          12,000
Cousins Properties Inc                                    3,200         108,600
Crawford & Co CLB                                         3,900          53,137
Credit Acceptance Corp *                                  4,900          18,069
Creditrust Corp *                                         1,300           9,994
Crown American Realty Trust                               4,300          23,650
CVB Financial Corp                                        1,900          43,937
CyberCash Inc *                                           1,900          17,575
Dain Rauscher Corp                                        1,600          74,400
Data Broadcasting Corp *                                  2,700          22,275
Data Transmission Network *                                 700          12,075
Delphi Financial Group *                                  1,540          46,200
Developers Diversified Realty                             8,700         112,012
Dime Community Bancshares                                   700          12,950
Doral Financial Corp                                      2,300          28,319
Downey Financial Corp                                     3,000          60,562
Duff & Phelps Credit Rating                                 700          62,256
E.W. Blanch Holdings Inc                                  1,900         116,375
East West Bancorp Inc                                     4,100          46,894
EastGroup Properties Inc                                    900          16,650
Eaton Vance Corp                                          3,300         125,400
Electro Rent Corp *                                       1,100          12,787
Enhance Financial Service Group Inc                       3,200          52,000
Equity Inns Inc                                           2,700          18,225
Essex Property Trust Inc                                  2,000          68,000
F&M Bancorp MD                                            1,800          36,450
F&M National Corp                                         3,439          94,787
FactSet Research Systems Inc                              1,100          87,587
Fair Issac & Company Inc                                    800          42,400
Farm Family Holdings Inc *                                  800          33,800
Farmers Capital Bank Corp                                   400          12,050
FBL Financial Group Inc 'A'                               1,000          20,000
Federal Realty Investment Trust                           4,700          88,419
Fidelity National Financial Inc                           1,900          27,312
Financial Federal Corp *                                    600          13,687
FiNet.com Inc *                                           8,300          10,894
First American Financial                                  5,200          64,675
First Bancorp Puerto Rico                                 3,000          62,250
First Busey Corp                                          1,200          27,150
First Charter Corp                                          800          11,900
First Citizens BancShares Inc 'A'                           300          20,925
First Commerce BancShares Inc 'B'                         1,600          31,500
First Commonwealth Financial Corp                         6,544          78,528
First Federal Capital Corp                                1,100          16,087
First Financial Bancorp                                   4,950         105,806
First Financial Bankshares Inc                              600          18,450
First Financial Corp                                      1,400          58,100
First Financial Holdings Inc                                800          12,800
First Indiana Corp                                        1,100          23,925
First Industrial Realty Trust                             5,200         142,675
First Merchants Corp                                        720          18,900
First Midwest Bancorp                                     5,400         143,100
First Republic Bank *                                       700          16,450
First Sentinel Bancorp Inc                                5,800          45,312
First Sierra Financial *                                  2,200          37,675
First Source Corp                                           810          20,250
First United Bancshares Arkansas                          4,100          54,837
First Washington Bancorp Inc                                900          13,275
First Washington Realty Trust                             1,600          29,900
FirstFed Financial Corp *                                 1,700          23,906
Flagstar Bancorp Inc                                      1,800          31,050
FNB Corp PA                                               3,225          71,756
Foremost Corp of America                                  2,200          62,425
FPIC Insurance Group Inc *                                1,700          28,369
Freedom Securities                                          900          10,125
Friedman Billings *                                       2,100          16,537
Frontier Financial Corp *                                 1,100          22,000
Frontier Insurance Group Inc                              6,700          23,031
Gables Residential Trust                                  3,400          81,600
Gallagher (Arthur J) & Co                                 2,200         142,450
GBC Bancorp                                                 595          11,491
Glenborough Realty Trust Inc                              5,400          72,225
Glimcher Realty Trust                                     1,300          16,737
Golf Trust Of America Inc                                 1,400          23,712
Grand Premier Financial Inc                                 900          13,331
Great Lakes REIT Inc                                      2,100          30,187
Great Southern Bancorp                                      300           6,600
Greater Bay Bancorp                                       1,800          77,175
Hamilton Bancorp Inc *                                      400           7,100
Hancock Holding Co                                          600          23,250
Harbor Florida Bancshares Inc                             1,100          14,231
Harleysville Group Inc                                      800          11,400
Harleysville National Corp                                  420          13,650
Harris Financial Inc                                      2,400          18,000
HCC Insurance Holdings Inc                                6,000          79,125

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------
                                                                         Market
                                                          Shares          Value
                                                          ------         -------
Health Care Property Investors Inc                         5,514        $131,647
Health Care REIT Inc                                       4,400          66,550
Healthcare Realty Trust Inc                                5,500          85,937
Hilb, Rogal & Hamilton Co                                    800          22,600
Home Properties of NY Inc                                  2,200          60,362
Horace Mann Educators                                      5,600         109,900
Hospitality Properties Trust                               6,800         129,625
HSB Group Inc                                              3,500         118,344
Hudson River Bancorp                                       2,900          29,362
Hudson United Bancorp *                                    5,742         146,780
Hypercom Corp *                                            1,700          17,000
Imperial Bancorp *                                         4,732         114,159
Imperial Credit Comm Mtg Invest Corp                       4,900          55,737
Imperial Credit Industries *                               4,500          28,125
Independence Community Bank                               10,800         135,000
Independent Bank Corp                                      2,200          27,500
IndyMac Mortgage Holdings Inc                             10,700         136,425
Innkeepers USA Trust                                       6,400          52,400
INSpire Insurance Solutions Inc *                          2,800          12,862
International Bancshares Corp                              1,400          61,950
Interpool Inc                                              2,200          16,362
InterWest Bancorp Inc                                      2,900          55,825
Investors Financial Services Corp                          2,100          96,600
IRT Property Co                                            3,900          30,469
Irwin Financial Corp                                         600          10,687
Jack Henry & Associates Inc                                1,900         102,006
JDN Realty Corp                                            4,700          75,787
Jefferies Group Inc *                                      1,800          39,600
John Nuveen Co 'A'                                           500          18,031
JP Realty Inc                                                700          10,937
JSB Financial Inc                                            500          25,937
Kansas City Life Insurance Co                                500          16,875
Kilroy Realty Corp                                         1,800          39,600
Koger Equity Inc                                           2,400          40,500
LandAmerica Financial Group Inc                              900          16,537
Lasalle Hotel Properties                                   1,900          22,206
Leucadia National Corp *                                   5,100         117,937
Lexington Corporate Properties                             3,200          29,400
Liberty Corp SC                                            2,300          97,031
Liberty Financial Cos                                      2,400          55,050
Local Financial Corp *                                     1,700          17,637
LTC Properties Inc                                         1,100           9,281
Macerich Co                                                5,000         104,062
MAF Bancorp Inc                                            1,800          37,687
Manufactured Home Communities Inc                          2,600          63,212
Markel Corp *                                                500          77,500
McGrath RentCorp                                           1,200          21,000
Medallion Financial Corp                                   1,200          21,525
Medical Assurance *                                        3,000          63,562
Merchants New York Bancorp                                 1,400          23,975
MeriStar Hospitality Corp                                  6,600         105,600
Metris Companies Inc                                       4,600         164,162
Michigan Financial Corp                                      700          19,294
Mid-America Apartment Communities                          1,400          31,675
Mid-America Bancorp *                                        203           5,785
Mid-State Bancshares                                         700          22,312
Midland Co                                                   900          18,675
Midwest Banc Holdings Inc                                  1,300          17,875
Mills Corp                                                   800          14,300
Mississippi Valley Bancshares                                500          13,500
MMI Companies Inc                                          1,300          11,212
MONY Group Inc                                             6,400         186,800
Morgan Keegan Inc                                          3,100          52,119
Multex.com Inc *                                             900          33,862
National Bancorp of Alaska Inc                             1,000          28,062
National City Bancshares Inc                               2,100          52,762
National Discount Brokers Groups Inc *                     1,400          36,925
National Equipment Services Inc *                          3,600          22,500
National Golf Properties Inc                                 900          17,775
National Health Investors Inc                              4,100          60,987
National Penn Bancshares Inc                               2,730          68,591
National Processing Inc *                                    400           3,550
National Western Life Ins 'A' *                              200          13,725
NationsRent Inc *                                          2,600          14,625
Nationwide Health Properties Inc                           3,500          48,125
NBT Bancorp Inc                                            1,995          30,922
Net.bank Inc *                                             3,000          55,500
New Century Financial Corp *                               1,400          22,050
NextCard Inc *                                               500          14,437
Niagara Bancorp Inc                                        2,800          28,700
Northwest Bancorp Inc                                      3,700          25,669
Ocean Financial Corp                                         700          12,119
Ocwen Financial Corp *                                     3,500          21,875
Ohio Casualty                                              8,700         139,744
Omega Financial Corp                                         500          14,500
Omega Healthcare Investors Inc                             3,100          39,331
Omega Research Inc *                                         900           5,400
One Valley Bancorp                                         3,700         113,312
Oriental Financial Group                                   1,900          41,919
Pacific Capital Bancorp                                    3,300         101,475
Pacific Gulf Properties Inc                                1,300          26,325
Pan Pacific Retail Properties                              1,700          27,731
Park National Corp                                         1,050         100,800
Parkway Properties                                           600          17,287
Pegasystems Inc *                                          2,300          25,875
Penn Real Estate Investments                                 600           8,737
Penn Treaty American Corp *                                1,100          17,325
Peoples Holdings Co                                        1,100          31,762
PFF Bancorp Inc                                            1,100          21,312
Philadelphia Cons Holding *                                2,000          29,000
Phoenix Investment Partners                                3,200          26,000
PICO Holdings Inc *                                        1,000          12,312
Pinnacle Holdings Inc *                                    3,800         161,025
Pioneer Group Inc                                          2,100          33,075
PMA Capital Corp 'A'                                       1,100          21,862
Policy Management Systems Corp *                           3,900          99,694
Premier Bancshares Inc                                     2,800          38,150
Premier National Bancorp Inc                               1,100          20,281
Prentiss Properties Trust                                  3,700          77,700
Presidential Life Corp                                     3,600          66,150
Prime Group Realty Trust                                   1,700          25,819
Prime Retail Inc                                           8,100          45,562
Prism Financial Corp *                                       900           5,062
Private Business Inc *                                     1,600           7,700
Professionals Group Inc *                                    660          15,469
Profit Recovery Group *                                    3,150          83,672
Provident American Corp *                                  1,000          35,188
Provident Bankshares Corp                                  4,135          71,587
PS Business Parks Inc                                      1,800          40,950
PXRE Group Ltd                                               600           7,800

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------
                                                                         Market
                                                       Shares             Value
                                                       ------            -------
Queens County Bancorp Inc                               2,700        $    73,238
R&G Financial Corp 'B'                                  2,100             24,150
Radian Group Inc                                        4,093            195,441
Raymond James Financial Inc                             5,300             99,044
Realty Income Corp                                      3,800             78,375
Reckson Associates Realty Corp                          5,900            120,950
Redwood Trust Inc                                       1,600             20,000
Regency Realty Corp                                     4,300             86,000
Reliance Bancorp Inc                                    1,400             48,300
Reliance Group Holdings Inc                             7,300             48,819
Republic Bancorp Inc                                    5,511             66,907
Republic Bancorp Inc 'A'                                1,800             15,413
Republic Bancshares Inc *                               1,300             16,250
Republic Security Financial Corp                        6,300             45,084
Resource America Inc 'A'                                1,600             12,600
Resource Bancshares Mortgage Group                      3,600             16,313
RFS Hotel Investors Inc                                 1,800             18,788
Richmond County Financial Corp                          4,900             88,506
Riggs National Corp W                                   1,100             14,506
Risk Capital Holdings Inc *                             1,700             21,463
RLI Corp                                                  500             17,000
Rollins Truck Leasing Corp                              5,700             68,044
S&T Bancorp Inc                                         3,600             83,475
S1 Corp *                                               3,693            288,516
Sandy Spring Bancorp Inc                                1,900             51,300
Saul Centers Inc                                        2,200             30,938
SCPIE Holdings Inc                                      1,900             61,038
Seacoast Financial Services Corp                        4,200             42,788
Second Bancorp Inc                                        500             11,188
Security Capital Group Inc 'B' *                        4,600             57,500
Selective Insurance Group                               3,200             55,000
Shurgard Storage Centers 'A'                            3,900             90,431
Siebert Financial Corp                                    700             10,325
Silicon Valley Bancshares Delaware *                    2,600            128,700
Simmons First National Corp 'A'                           400             10,000
Sky Financial Group Inc                                 9,962            200,485
SL Green Realty Corp                                    1,400             30,450
Smith Charles E Residential Realty                      2,700             95,513
Southwest Bancorp of Texas *                            3,000             59,438
Southwest Securities Group Inc                          1,570             42,979
Sovran Self Storage Inc                                   900             17,044
Stancorp Financial Group *                              1,200             30,225
Starwood Financial Inc                                  9,210            155,994
State Auto Financial Corp                               2,500             22,813
Staten Island Bancorp Inc                               4,900             88,200
Sterling Bancshares Inc                                 1,300             14,544
Sterling Financial Corp                                   500             15,500
Stewart Information Services Corp                       1,000             13,313
Storage USA Inc                                         2,200             66,550
Student Loan Corp                                         600             29,925
Summit Properties Inc                                   2,900             51,838
Sun Communities Inc                                     2,800             90,125
Superior National Insurance *                           1,300              9,831
Susquehanna Bancshares Inc                              4,700             74,613
Tanger Factory Outlet Center                            1,200             24,900
Taubman Centers Inc                                     5,800             62,350
TeleBank Financial *                                    4,000            104,000
Texas Regional Bancshares                               1,000             29,000
The Street.Com *                                        1,200             23,025
The Trust Company of New Jersey                         1,200             27,450
Thornburg Mortgage Asset Corp                           1,300             10,725
Town & Country Trust                                    1,300             23,319
Towne Services Inc *                                    2,400              9,600
Track Data Corp *                                       3,600             36,675
Trenwick Group Inc                                        600             10,163
Triad Guaranty Inc *                                      900             20,475
Triangle Bancorp Inc                                    2,100             40,688
TrustCo Bank Corp NY                                    6,200             82,150
UICI *                                                  3,900             41,194
UMB Financial Corp *                                    2,530             95,508
UniCapital Corp *                                       3,900             14,381
United Asset Management Corp                            5,000             92,813
United Bankshares Inc                                   5,400            128,925
United Community Financial                              5,600             55,650
United Dominion Realty Trust                           14,500            143,188
United National Bancorp NJ                              2,968             65,853
Urban Shopping Centers Inc                                500             13,563
US Restaurants Properties                                 700             10,019
USB Holding Co Inc                                      1,900             30,281
USBANCORP Inc                                             800              9,400
UST Corp                                                5,600            177,800
Value Line Inc                                            600             21,600
Ventas Inc                                              8,300             34,756
W Holding Company Inc                                   4,500             46,688
Walden Residential Properties                           3,900             84,338
Washington Federal Inc                                  7,900            156,025
Washington REIT                                         2,200             33,000
Webster Financial Corp                                  3,900             91,894
Weingarten Realty Investments                           3,300            128,494
Wellsford Real Properties *                             1,500             12,750
WesBanco Inc                                            2,700             70,200
West Coast Bancorp Oregon                               1,760             23,760
Westcorp Inc                                            2,200             31,900
Western Spirit Invst Real Estate Trust                  3,400             32,513
Westfield America Inc                                   1,200             14,775
WFS Financial Inc *                                       800             16,900
White Mountains Insurance Group Inc                       600             72,300
Whitney Holding                                         2,600             96,363
XTRA Corp                                               1,600             68,200
Zenith National Insurance Corp                            600             12,375
                                                                     -----------
                                                                      19,306,831
                                                                     -----------
Health Care - 9.56%

Abgenix Inc *                                           1,300            172,250
Accredo Health Inc *                                      800             24,600
Acuson Corp *                                           1,500             18,844
Advance Paradigm Inc *                                  2,800             60,375
Affymetrix Inc *                                        1,800            305,438
Alairs Medical Inc *                                    2,700              5,063
Albany Molecular Research Inc *                           700             21,350
Algos Pharmaceuticals Corp *                              800              8,800
Alkermes Inc *                                          2,600            127,725
Alpharma                                                2,600             79,950
Alterra Healthcare Corp *                               3,600             29,925
American Retirement Corp *                                800              6,350
AmeriPath Inc *                                         1,400             11,463
AmeriSource Health Corp 'A' *                           4,700             71,381
Anesta Corp *                                           1,500             25,781
Applied Analytical Industries Inc *                     1,400             12,775
Apria Healthcare Group *                                5,300             95,069

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------
                                                                         Market
                                                          Shares          Value
                                                          ------         -------
Arrow International Inc                                    1,700         $49,300
Aviron *                                                   1,800          28,463
Barr Laboratories Inc *                                    1,500          47,063
Beverly Enterprises Inc *                                 10,600          46,375
Bindley Western Industries                                 3,066          46,182
Bio-Rad Labs 'A' *                                           400           9,350
Bio-Technology General Corp *                              7,000         106,750
Biomatrix Inc *                                            1,200          23,100
BriteSmile Inc *                                           1,500          12,188
Capital Senior Living Corp *                               1,800           9,113
Caremark Rx Inc *                                         20,900         105,806
CareMatrix Corp *                                          1,700           4,250
Carter-Wallace Inc                                         1,200          21,525
Cephalon Inc *                                             2,900         100,231
Cerner Corp *                                              3,400          66,938
Chattem Inc *                                                600          11,400
ChiRex Inc *                                               2,000          29,250
Closure Medical Corp *                                     1,000          12,875
Columbia Laboratories Inc *                                2,800          21,000
CONMED Corp *                                              2,300          59,513
Cooper Companies Inc                                       1,900          57,238
COR Therapeutics Inc *                                     2,300          61,813
Coulter Pharmaceutical Inc *                               1,500          34,031
Covance Inc *                                              7,500          81,094
Coventry Health Care Inc *                                 5,400          36,450
Cyberonics *                                               2,500          39,844
Cygnus Inc *                                               3,400          62,050
Cytyc Corp *                                               1,900         116,019
Datascope Corp                                             1,800          72,000
Diagnostic Products Corp                                     600          14,700
Dura Pharmaceuticals Inc *                                 5,400          75,263
Duramed Pharmaceuticals Inc *                              3,300          23,513
DVI Inc *                                                  1,500          22,781
Eclipse Surgical Tech Inc *                                1,600          11,800
Eclipsys Corp *                                            3,800          97,375
EntreMed Inc *                                             1,500          38,438
Enzo Biochem Inc *                                         2,700         121,669
Enzon Inc *                                                3,900         169,163
First Health Group Corp *                                  6,400         172,000
Geltex Pharmaceuticals Inc *                               2,400          30,750
Gilead Sciences Inc *                                      4,795         259,529
Gliatech Inc *                                             1,700          28,263
Guilford Pharmaceuticals Inc *                             2,500          42,500
Haemonetics Corp *                                         3,600          85,725
Hanger Orthopedic Group Inc *                              1,300          13,000
Hemispherx Biopharma Inc *                                 2,800          27,825
Henry Schein Inc *                                         3,800          50,588
Hooper Holmes Inc                                          3,100          79,825
Human Genome Sciences Inc *                                2,600         396,825
IDEC Pharmaceuticals Corp *                                4,600         451,950
IDEXX Laboratories Inc *                                   5,200          83,850
IDX Systems Corp *                                         1,100          34,375
IGEN International Inc *                                   1,500          44,625
ImClone Systems Inc *                                      2,700         106,988
IMPATH Inc *                                               1,500          38,156
Incyte Pharmaceuticals *                                   2,700         162,000
InfoCure Corp *                                            3,500         109,156
Inhale Therapeutic Systems Inc *                           2,100          89,381
Integrated Health Services                                 9,400           1,175
Invacare Corp                                              2,700          54,169
Invitrogen Corp *                                            800          48,000
Isis Pharmaceuticals Inc *                                 4,000          25,000
Jones Pharma Inc                                           3,750         162,891
King Pharmaceuticals Inc *                                 2,600         145,763
KV Pharmaceutical Co 'B' *                                 1,600          34,300
Landauer Inc                                                 700          15,313
Laser Vision Centers Inc *                                 3,500          36,969
LaserSight Inc *                                           1,400          14,000
LCA Vision Inc *                                           2,100           9,844
LifePoint Hospitals Inc *                                  2,800          33,075
Ligand Pharmaceuticals 'B' *                               4,200          54,075
Liposome Co Inc *                                          3,800          46,372
MacroChem Corp *                                           2,900          12,144
Magellan Health Services Inc *                             4,400          27,775
Matria Healthcare Inc *                                    5,700          23,513
Medco Research Inc *                                       1,700          51,106
Medicis Pharmaceutical 'A' *                               2,950         125,559
MedQuist Inc *                                             3,700          95,506
Mentor Corp Minn                                           2,400          61,950
Mid Atlantic Medical Services *                            3,900          32,419
Millennium Pharmaceuticals Inc *                           4,100         500,200
Molecular Devices Corp *                                   1,400          72,800
Morrison Management Specialists                              700          15,094
NCS Healthcare Inc 'A' *                                   2,700           6,497
Neurogen Corp *                                            1,800          29,700
Novoste Corp *                                             2,200          36,300
Ocular Sciences Inc *                                      1,200          22,650
Organogenesis Inc *                                        4,100          35,619
Orthodontic Centers of America Inc *                       4,700          56,106
OsteoTech Inc *                                            2,400          32,100
Owens & Minor Inc/Holdings Co                              2,400          21,450
Parexel International Corp *                               2,000          23,625
Pathogenesis Corp *                                        2,000          42,875
Patterson Dental *                                         3,200         136,400
PE Corp-Celera Genomics Group *                            2,800         417,200
Pediatrix Medical Group *                                  2,800          19,600
PerkinElmer Inc                                            5,900         245,956
Perrigo Co *                                               9,100          72,800
Pharmaceutical Product Development *                       2,200          26,125
Pharmaceutical Resources Inc *                             2,500          12,344
Pharmacyclics *                                            1,200          49,500
Phycor Inc *                                               4,900           9,188
Priority Healthcare Corp 'B' *                               700          20,256
Protein Design Labs Inc *                                  2,400         168,000
Province Healthcare Co *                                   1,500          28,500
ProxyMed Inc *                                             3,000          29,250
PSS World Medical Inc *                                    8,100          76,444
QuadraMed Corp *                                           2,100          18,309
Quest Diagnostic Inc *                                     3,900         119,194
Quorum Health Group Inc *                                  9,700          90,331
Regeneron Pharmaceuticals Inc *                            2,300          29,325
Renal Care Group Inc *                                     5,400         126,225
Res-Care Inc *                                             3,200          40,800
ResMed Inc                                                 2,000          83,500
Respironics Inc *                                          2,400          19,125
Sabratek Corp *                                              800              76
SafeScience Inc *                                            900          10,463
Safeskin Corp *                                            4,500          54,563
SangStat Medical Corp *                                    1,300          38,675
Schein Pharmaceutical Inc *                                1,100          13,338

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------

                                                                   Market
                                                 Shares             Value
                                                 ------            ------

Serologicals Corp *                               2,500            $15,000
Shire Pharmaceuticals PLC *                       4,379            127,548
SICOR Inc *                                       6,700             51,925
Sierra Health Services *                          2,000             13,375
Sola International Inc *                          1,900             26,363
Stericycle Inc *                                    800             15,050
STERIS Corp *                                     6,800             70,125
Summit Technology Inc *                           4,800             56,100
Sunquest Information Systems *                    1,400             18,900
Sunrise Assisted Living Inc *                     2,800             38,500
Sunrise Medical Inc *                             3,200             19,800
Sunrise Technologies International *              4,500             53,156
SuperGen Inc *                                    2,100             61,688
Superior Consultant Holdings *                    1,400             19,950
Syncor International Corp *                         700             20,388
TechNet Corp *                                    2,700            148,669
Theragenics Corp *                                2,400             21,750
Thermo Bioanalysis Corp *                         1,000             18,375
Thermo Cardiosystems Inc *                        3,400             22,313
Total Renal Care Holdings *                       7,400             49,488
Transkaryotic Therapies Inc *                     1,900             73,150
Trex Medical Corp *                               2,400              6,750
Triad Hospitals Inc *                             4,900             74,113
Triangle Pharmaceuticals Inc *                    2,900             37,156
United Fire & Casualty Co                         1,300             29,413
United Payors & United Providers *                1,000             16,563
US Oncology Inc *                                 6,600             32,588
Varian Inc *                                      4,000             90,000
Varian Medical Systems Inc                        3,700            110,306
Ventana Medical Systems *                         1,900             47,263
Vertex Pharmaceuticals Inc *                      2,500             87,500
Vical Inc *                                       1,500             44,906
Vital Signs Inc                                   1,100             25,163
Wesley Jessen Visioncare Inc *                    2,500             94,688
West Pharmaceutical Services                      1,400             43,313
                                                               -----------
                                                                10,973,119
                                                               -----------
Integrated Oils - 0.04%

Tesoro Petroleum Corp *                           4,100             47,406
                                                               -----------
                                                                    47,406
                                                               -----------
Materials & Processing - 8.01%

A.M. Castle & Co                                  1,700             20,188
ACX Technologies Inc *                            2,200             23,513
AEP Industries Inc *                                500             12,875
AgriBiotech Inc *                                 2,600              6,175
AgriBrands International Inc *                    1,100             50,600
Airgas Inc *                                      8,000             76,000
Albany International Corp 'A'                     1,428             22,134
Albemarle Corp                                    1,800             34,538
AMCOL International Corp                          2,000             32,250
American Business Products                          900             10,519
American Superconductor Corp *                    2,400             67,200
Apogee Enterprises Inc                            1,600              8,100
AptarGroup Inc                                    2,900             72,863
Arch Chemicals Inc                                3,600             75,375
Barnes Group Inc                                  2,800             45,675
Battle Mountain Gold Co 'A'                      19,100             39,394
Bethlehem Steel Corp                             17,600            147,400
BMC Industries Inc                                3,500             17,063
Brady Corp 'A'                                    2,600             88,238
Brush Wellman                                       900             15,131
Buckeye Technologies Inc *                        1,800             26,775
Burlington Industries Inc *                       4,200             16,800
Butler Manufacturing Co                           1,000             22,313
Cadiz Inc *                                       2,500             23,750
Calgon Carbon Corp                                2,000             11,875
Cambrex Corp                                      3,100            106,756
Caraustar Industries Inc                          3,400             81,600
Carpenter Technology                              2,800             76,825
Castle & Cooke Inc *                              1,900             24,106
CB Richard Ellis Services Inc *                   1,600             19,800
Celgene Corp *                                    2,200            154,000
Centex Construction Products                        400             15,600
Chemed Corp                                         200              5,725
ChemFirst Inc                                     2,600             56,875
Chesapeake Corp                                   3,100             94,550
CK Witco Corp                                    12,719            170,117
Clarcor Inc                                       2,600             46,800
Cleveland-Cliffs Inc                              2,200             68,475
Collins & Aikman Corp *                           4,900             28,175
Comfort Systems USA Inc *                         2,000             14,750
Commercial Intertech Corp                           700              8,925
Commercial Metals Co                                900             30,544
CompX International Inc *                         1,000             18,375
Corn Products International Inc                   4,500            147,375
Crestline Capital Corp *                          1,500             30,938
Cytec Industries Inc *                            5,100            117,938
Dal-Tile International Inc *                      6,700             67,838
Dan River Inc 'A' *                               2,600             13,325
Del Webb Corp                                     2,600             64,838
Delta & Pine Land Co                              3,900             67,763
Deltic Timber Corp                                1,000             21,875
Dexter Corp                                       3,100            123,225
Dycom *                                           3,050            134,391
Earthshell Corp *                                 3,400             14,025
Elcor Corp                                        2,150             64,769
Ethyl Corp                                        4,600             18,113
Fairchild Corp 'A' *                              1,000              9,063
Fairfield Communities Inc *                       5,500             59,125
Ferro Corp                                        3,800             83,600
Florida Rock Industries                           1,900             65,431
Forest City Enterprises 'A'                       1,100             30,800
Gaylord Container Corp 'A' *                      4,200             28,613
GenCorp Inc                                       5,100             50,363
General Cable Corp                                3,500             26,469
GenTek Inc *                                      2,800             29,225
Geon Co                                           2,400             78,000
Georgia Gulf Corp                                 4,100            124,794
Getty Realty Corp                                 1,600             17,900
Gibraltar Steel Corp                                400              9,350
Granite Construction                              1,400             25,813
Greif Brothers Corp 'A'                             900             26,775
Guilford Mills Inc                                2,700             19,575
H.B. Fuller Co                                    2,000            111,875
Harsco Corp                                       4,700            149,225
Hexcel Corp                                       3,800             21,138
Hughes Supply Inc                                 2,000             43,125
IMCO Recycling Inc                                  800             10,100

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------

                                                                    Market
                                                   Shares            Value
                                                   ------           ------

Insignia Financial Group Inc *                      2,600           $22,588
Insituform Tech Inc 'A' *                           1,600            45,200
Integrated Electrical Services *                    4,700            47,294
Interface Inc 'A'                                   7,300            41,975
InterMet Corp                                       2,500            29,063
International Specialty Products Inc. *             3,700            33,994
Ionics Inc *                                        2,200            61,875
Ivex Packaging Corp *                               1,500            15,000
Jacobs Engineering Group *                          2,400            78,000
Jones Lang Lasalle Inc *                            2,700            32,063
Kaiser Aluminum Corp *                              1,700            13,069
Kaydon Corp                                         4,100           109,931
Lilly Industries Inc 'A'                            1,700            22,844
Liqui-Box Corp *                                      600            29,700
LNR Property Corp                                   3,600            71,550
Lone Star Technologies Inc *                        2,000            55,750
Longview Fibre Co                                   6,500            92,625
LTV Corp                                           15,600            64,350
Lydall Inc *                                        2,300            15,238
M.A. Hanna Co                                       7,300            79,844
MacDermid Inc                                       1,500            61,594
Maverick Tube Corp *                                2,300            56,781
Maxxam Inc *                                          300            12,863
Mestek Inc *                                          900            18,225
Metals USA Inc *                                    2,200            18,700
Minerals Technologies                               2,800           112,175
Mississippi Chemical                                1,500             9,281
Morrison Knudsen Corp *                             4,800            37,500
Mueller Industries Inc *                            4,800           174,000
Myers Industries Inc                                1,100            17,325
National Steel Corp 'B'                             3,100            23,056
NCH Corp                                              700            31,194
NCI Building Systems Inc *                          1,300            24,050
New England Business Service                        1,000            24,438
NL Industries Inc                                   1,200            18,075
Nortek Inc                                            600            16,800
Octel Corp *                                        2,100            21,788
Olin Corp                                           5,800           114,913
OM Group Inc                                        3,200           110,200
Omnova Solutions Inc                                2,100            16,275
Optical Coating Laboratory                          1,400           414,400
Oregon Steel Mills Inc                              1,400            11,113
P.H. Glatfelter Co                                  4,000            58,250
Paxar Corp *                                        3,100            26,156
Pitt-Des Moines Inc                                   700            17,238
Polymer Group                                       1,900            34,675
Potlatch Corp                                       3,600           160,650
Precision Castparts Corp                            2,700            70,875
Quanex Corp                                         1,000            25,500
Rayonier Inc                                        3,700           178,756
Reliance Steel & Aluminum                           3,050            71,484
Republic Group Inc                                  1,500            22,688
Rock-Tenn Co 'A'                                      700            10,325
Rogers Corp *                                         500            19,125
Rouge Industries Inc 'A'                            2,200            17,325
RTI International Metals Inc *                        700             5,250
Ryerson Tull Inc                                    1,022            19,865
Schawk Inc                                          1,800            15,300
Schulman Inc                                        2,400            39,150
Scotts Co 'A' *                                     2,700           108,675
Sequa Corp 'A' *                                    1,200            64,725
Services Experts Inc *                              3,700            21,506
Shorewood Packaging Corp *                          1,500            28,406
Silgan Holdings Inc *                                 800            10,700
Simpson Manufacturing Co Inc *                      1,300            56,875
SLI Inc *                                           1,000            13,563
Southern Peru Copper                                1,900            29,331
Spartech Corp                                       1,200            38,700
SPS Technologies Inc *                              1,400            44,713
Standard Register                                     900            17,438
Steel Dynamics Inc *                                6,200            98,813
Stepan Co                                           1,200            28,050
Stillwater Mining Co *                              5,100           162,563
Stone & Webster Inc                                 1,800            30,263
Sunterra Corp *                                     4,400            50,600
Tejon Ranch Co                                        300             7,125
Terra Industries Inc                                5,600             9,100
Texas Industries Inc                                3,000           127,688
Thomas Industries Inc                                 900            18,394
Timken Co                                           4,700            96,056
Titanium Metals Corp                                2,800            12,600
TJ International Inc                                1,900            79,800
Trammell Crow Co *                                  1,700            19,763
Tredegar Industries Corp                            1,300            26,894
Trex Co Inc *                                         800            21,400
U.S. Can Corp *                                     1,600            31,800
U.S. Plastic Lumber Corp *                          3,300            25,369
UCAR International Inc *                            6,100           108,656
Unifi Inc                                           6,400            78,800
Universal Forest Products                           1,100            16,225
URS Corp                                            1,900            41,206
USEC Inc                                           14,800           103,600
Valence Technology Inc *                            3,100            58,900
Valmont Industries                                  1,300            20,881
W.R. Grace & Co *                                   7,300           101,288
Watsco Inc                                          1,500            17,344
Wausau-Mosinee Paper Corp                           6,500            75,969
WD-40 Co                                            1,000            22,125
Wellman Inc                                         4,300            80,088
Wolverine Tube Inc *                                1,100            15,538
Worthington Industries Inc                         10,000           165,625
Zapata Corp *                                       2,200            10,175
                                                                -----------
                                                                  9,192,155
                                                                -----------
Other Energy - 2.76%

Arch Coal Inc                                       1,000            11,313
Atwood Oceanics Inc *                                 800            30,900
Barrett Resources Corp *                            3,900           114,806
Basin Exploration Inc *                             2,300            40,538
Belco Oil & Gas Corp *                              2,600            14,300
Berry Petroleum 'A'                                 1,300            19,663
Brown (Tom) Inc *                                   3,800            50,825
Cabot Oil & Gas Corp                                2,100            33,731
Cal Dive International Inc *                          700            23,188
Carbo Ceramics                                        900            19,688
CH Energy Group Inc                                 1,200            39,600
Chesapeake Energy *                                10,500            24,938
CONSOL Energy Inc                                   1,300            13,163
Cross Timbers Oil Co                                4,800            43,500
Dril-Quip Inc *                                       600            18,225

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------

                                                                Market
                                                Shares           Value
                                                ------          ------

Eastern Enterprises                             3,700          $212,519
EEX Corp *                                      3,500            10,281
Equitable Resources Inc                         4,800           160,200
Evergreen Resources Inc *                       1,700            33,575
Forest Oil Corp *                               2,000            26,375
Friede Goldman International *                  4,108            28,499
Global Industries Ltd *                         7,300            62,963
Grey Wolf Inc *                                17,300            49,738
Hanover Compressor Co *                         2,900           109,475
Harken Energy Corp *                            7,600             5,700
Helmerich & Payne Inc                           4,900           106,881
Houston Exploration *                           1,600            31,700
HS Resources Inc *                              2,400            41,400
Input/Output Inc *                              5,600            28,350
IRI International Corp *                        4,000            16,000
Key Energy Services Inc *                      10,400            53,950
Louis Dreyfus Natural Gas Corp *                2,400            43,500
Marine Drilling Companies Inc *                 5,800           130,138
McMoRan Exploration Co *                          900            19,013
Meridian Resource Corp *                        4,100            12,556
Mitchell Energy & Development 'A'               1,600            35,300
National Oilwell Inc *                          5,900            92,556
Newfield Exploration Co *                       5,000           133,750
Newpark Resources Inc *                        10,300            63,088
Nuevo Energy Co *                               2,300            43,125
Oceaneering International Inc *                 3,100            46,306
Parker Drilling *                               4,400            14,025
Patterson Energy Inc *                          3,100            40,300
Pioneer Natural Resources Co                   10,200            91,163
Plains Resources Inc *                          2,500            31,250
Pogo Producing Co                               3,800            77,900
Pride International *                           6,200            90,675
RPC Inc                                         3,800            21,850
Seacor SMIT Inc *                               1,600            82,800
Seitel Inc *                                    4,400            29,700
Stone Energy Corp *                             2,300            81,938
Swift Energy Co *                               2,000            23,000
Syntroleum Corp *                               2,100            17,063
Thermo Ecotek Corp *                            1,500             7,969
TransMontaigne Inc *                            4,000            28,000
Trigen Energy Corp                              1,300            22,588
Tuboscope Inc *                                 4,000            63,500
UTI Energy Corp *                               2,000            46,125
Valero Energy Corp                              6,300           125,213
Varco International Inc                         6,700            68,256
Veritas DGC Inc *                               2,500            35,000
Vintage Petroleum Inc                           6,200            74,788
                                                             ----------
                                                              3,168,419
                                                             ----------
Producer Durables - 8.75%

Aavid Thermal Technologies *                    1,600            39,300
Adaptive Broadband Corp *                       2,100           155,006
Advanced Energy Industries *                      900            44,325
AGCO Corp                                       5,900            79,281
Allen Telecom Inc *                             2,400            27,750
Alpine Group Inc *                                900            11,588
AMETEK Inc 'W'                                  4,500            85,781
Anacomp Inc *                                   1,200            21,825
Andrew Corp *                                   9,600           181,800
ANTEC Corp *                                    2,900           105,850
Applied Industrial                              3,200            53,200
Applied Power                                   4,000           147,000
Arguss Holdings Inc *                           1,900            24,700
Artesyn Technologies Inc *                      4,600            96,600
Aspect Communications Corp *                    5,200           203,450
Astec Industries Inc *                          2,300            43,269
Asyst Technologies Inc *                        1,600           104,900
ATMI Inc *                                      1,900            62,819
Baldor Electric Co                              2,900            52,563
Be Aerospace Inc *                              3,200            27,000
Belden Inc                                      3,700            77,700
Blount International Inc *                      4,170            66,459
Brooks Automation Inc *                         1,700            55,356
C&D Technologies Inc                            1,800            76,500
C-Cor.net Corp *                                1,200            91,950
Cable Design Technologies *                     3,900            89,700
Champion Enterprises Inc                        4,900            41,956
Chart Industries                                2,700            10,800
CMI Corp 'A'                                    2,600            18,363
Cognex Corp *                                   3,800           148,200
Cohu Inc                                        2,800            86,800
Columbus McKinnon Corp                            500             5,063
Com21 Inc *                                     2,500            56,094
Credence Systems Corp *                         2,300           198,950
Cuno Inc *                                      1,200            24,844
Curtiss-Wright                                    400            14,750
Cymer Inc *                                     3,000           138,000
D.R. Horton Inc                                 6,900            95,306
Detroit Diesel Corp                               500             9,594
Dionex Corp *                                   2,300            94,731
Donaldson Co Inc                                4,700           113,094
DuPont Photomasks Inc *                           800            38,600
Electro Scientific Industries Inc *             1,800           131,400
Electroglas Inc *                               2,500            63,438
Emcore Corp *                                   1,500            51,000
Esterline Technologies Corp                     2,700            31,219
Etec Systems Inc *                              2,200            98,725
Flowserve Corp                                  5,200            88,400
Franklin Electric Co Inc                          200            14,038
FSI International Inc *                         3,800            43,700
Gardner Denver Inc *                              700            11,681
General Binding Corp                            1,100            12,925
Genlyte Group Inc *                               800            17,100
GenRad Inc                                      2,900            46,763
Graco Inc                                       1,600            57,400
Harnischfeger Industries Inc                    6,100             2,478
Heico Corp                                        800            17,450
Helix Technology Corp                           2,700           120,994
Hussmann International Inc                      5,900            88,869
Idex Corp                                       2,700            82,013
Inter-Tel Inc                                   1,900            47,500
InterDigital Communications Corp *              6,100           457,500
JLG Industries Inc                              5,300            84,469
JLK Direct Distribution Inc 'A' *               1,500            15,469
Kaufman & Broad Home Corp                       6,500           157,219
Kellstrom Industries Inc *                      1,800            16,425
Kennametal Inc                                  3,400           114,325
Kent Electronics Corp *                         2,800            63,700
Kimball International 'B'                       2,600            42,900
Kulicke and Soffa Industries *                  2,900           123,431

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------

                                                                     Market
                                                    Shares            Value
                                                    ------           ------

Lam Research Corp *                                  4,400           $490,875
Lennar Corp                                          6,700            108,875
Lincoln Electric Holdings Co                         4,700             96,938
Lindsay Manufacturing Co                               600             10,950
LTX Corp *                                           4,600            102,925
Magnetek Inc *                                       1,800             13,838
Manitowoc Co Inc                                     2,850             96,900
Mark IV Industries Inc                               6,200            109,663
MasTec Inc *                                         2,300            102,350
MDC Holdings Inc                                     3,100             48,631
Mettler-Toledo International *                       4,500            171,844
Micros Systems Inc *                                 2,200            162,800
Milacron                                             5,700             87,638
Mine Safety Appliances Co                              200             12,800
MKS Instruments Inc *                                1,100             39,738
Moog Inc 'A'                                           800             21,600
MTS Systems Corp                                     3,700             28,675
NACCO Industries Inc                                   700             38,894
Nordson Corp                                         1,800             86,850
NVR Inc *                                            1,500             71,625
Oak Industries Inc *                                 2,200            233,475
Oakwood Homes                                        8,800             28,050
Optical Cable Corp *                                   900             18,000
Orbital Sciences Corp *                              4,100             76,106
Palm Harbor Homes Inc *                              2,800             50,400
Photronics Inc *                                     2,000             57,250
Pittway Corp 'A'                                     3,000            134,438
Plantronics Inc *                                    1,700            121,656
Polycom Inc *                                        2,300            146,481
Power-One Inc *                                      1,800             82,463
Presstek Inc *                                       3,300             45,788
PRI Automation Inc *                                 2,100            140,963
Pulte Corp                                           4,800            108,000
Rayovac Corp *                                       2,800             52,850
Regal-Beloit Corp                                    1,600             33,000
Robbins & Myers Inc                                  1,200             27,150
Roper Industries Inc                                 3,100            117,219
Scott Technologies Inc *                             1,000             18,875
Silicon Valley Group Inc *                           4,800             85,200
Skyline Corp                                           500             11,750
Specialty Equipment *                                  700             16,756
SpeedFam-IPEC Inc *                                  3,700             47,869
Standard Pacific Corp                                1,700             18,700
Standex International Corp                             900             18,844
Stewart & Stevenson Services                         2,200             26,056
Superior Telecom Inc                                   725             11,192
Technitrol Inc                                       1,000             44,500
Tektronix Inc                                        4,600            178,825
Tennant Co                                             700             22,925
Terayon Communication Systems *                      1,600            100,500
Terex Corp *                                         3,400             94,350
The Ryland Group Inc                                 2,500             57,656
Thermo Fibertek Inc *                                2,300             16,388
Toll Brothers Inc *                                  3,600             67,050
Triumph Group *                                        900             21,769
Tut Systems Inc *                                    1,500             80,438
U.S. Home Corp *                                       800             20,450
Ultratech Stepper *                                  3,200             51,600
Varian Semiconductor Equip Associates *              3,600            122,400
Veeco Instruments Inc *                              1,300             60,856
Vicor Corp *                                         2,400             97,200
Virco Manufacturing Corp                             1,510             19,630
Walter Industries Inc                                6,300             68,119
Watts Industries Inc 'A'                               900             13,275
Wesco International Inc *                            5,300             47,038
                                                                  -----------
                                                                   10,041,257
                                                                  -----------
Technology - 22.55%

3Dfx Interactive Inc *                               3,400             33,363
About.com Inc *                                        300             26,925
ACT Networks Inc *                                   2,500             23,281
Actel Corp *                                         3,000             72,000
Actuate Software Corp *                              3,200            137,200
ADTRAN Inc *                                         2,100            108,019
Advanced Digital Information Corp *                  2,100            102,113
Advanced Fibre Communication Inc                     7,900            353,031
Aeroflex Inc *                                       3,100             32,163
Allaire Corp *                                         600             87,000
Alliance Semiconductor Corp *                        3,400             56,738
Alliant Techsystems Inc *                            1,100             68,544
Alpha Industry                                       2,100            120,356
Amdocs Ltd *                                         1,003             34,604
American Management Systems Inc *                    5,300            166,288
American Xtal Technology Inc *                       2,500             43,594
Amkor Technologies *                                 9,200            259,900
Ampex Corp 'A' *                                     4,500             24,469
Amphenol Corp *                                      1,900            126,469
ANADIGICS Inc *                                      2,300            108,531
Analogic Corp                                          900             29,700
Analysis International Corp                          1,600             20,000
Ancor Communications Inc *                           3,100            210,413
Anicom Inc *                                         3,300             14,025
Anixter International Inc *                          2,200             45,375
AnswerThink Consulting Group *                       3,000            102,750
Apex PC Solutions Inc *                              1,900             61,275
AppliedTheory Corp *                                 1,200             33,300
ARDENT Software Inc *                                2,100             81,900
Aspect Development *                                 2,500            171,250
Aspen Technology Inc *                               3,600             95,175
Auspex Systems Inc *                                 2,500             25,625
Avant Corp                                           3,200             48,000
Avid Technology Inc *                                1,700             22,206
AVT Corp *                                           1,600             75,200
Aware Inc/Mass *                                     1,600             58,200
AXENT Technologies Inc *                             2,700             56,700
Banyan Systems Inc *                                 2,400             48,000
Benchmark Electronics Inc *                          1,900             43,581
Best Software Inc *                                  1,200             35,400
BindView Development Corp *                          1,600             79,500
Black Box Corp *                                     2,400            160,800
Bottomline Technologies Inc *                        1,100             39,600
Brio Technology Inc *                                1,300             54,600
BroadVision Inc *                                    6,300          1,071,394
Brooktrout Technology Inc *                          1,900             35,269
Burr-Brown Corp *                                    4,050            146,306
C-Cube Microsystems Inc *                            4,400            273,900
CACI International Inc 'A' *                           400              9,050
CAIS Internet Inc *                                  1,100             39,050
Cambridge Technology Partners Inc *                  5,600            147,000
Carrier Access Corp *                                  900             60,581

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments
(Continued) December 31, 1999
--------------------------------------------------------------------------------

                                                              Market
                                               Shares          Value
                                               ------         ------

Catapult Communications Corp *                  1,100         $10,931
CellNet Data Systems Inc *                      2,800           3,150
Checkpoint Systems Inc                          2,100          21,394
CHS Electronics Inc *                           4,600           5,175
CIBER Inc *                                     4,700         129,250
Cirrus Logic Inc *                              6,700          89,194
Clarify Inc *                                   2,300         289,800
Cognizant Technology Solutions Corp *             500          54,656
Coherent Inc *                                  3,300          88,275
Commscope Inc *                                 6,100         245,906
Complete Business Solutions *                   2,200          55,275
CompuCom Systems Inc *                          2,300           9,488
Computer Horizons Corp *                        2,900          46,944
Computer Network Technology Corp *              3,000          68,813
Computer Task Group Inc                         2,700          39,994
Concentric Network Corp *                       4,300         132,494
Concord Communications Inc *                    1,400          62,125
Concurrent Computer Corp *                      4,900          91,569
Cotelligent Inc *                               2,200          11,825
Cree Research Inc *                             2,700         230,513
CTS Corp                                        3,400         256,275
Cubic Corp                                      1,000          21,875
Cybex Computer Products Inc *                     900          36,450
Cypress Semiconductor                          11,700         378,788
Dallas Semiconductor                            3,600         231,975
Datastream Systems *                            2,500          61,406
DBT Online Inc *                                1,400          34,125
Digital Microwave *                             6,600         154,688
Digital River Inc *                             1,500          49,969
DII Group Inc *                                 3,700         262,584
Documentum Inc *                                1,600          95,800
DSP Group Inc *                                 1,500         139,500
Echelon Corp *                                  2,900          56,731
eFax.com Inc *                                  1,900          13,716
Emulex Corp *                                   3,600         405,000
Engineering Animation Inc *                     2,200          19,250
Entrust Technologies Inc *                      1,500          89,906
Epicor Software Corp *                          3,500          17,719
eShare Technologies Inc *                       1,200          20,475
ESS Technology *                                3,300          73,219
Exar Corp *                                     1,400          82,425
Excalibur Technologies Corp *                   2,000          41,250
Exchange Applications Inc *                     1,400          78,225
FileNet Corp *                                  3,200          81,600
FlashNet Communications Inc *                   1,900          11,756
Forrester Research Inc *                          600          41,325
General Semiconductor Inc *                     3,000          42,563
Genesys Telecomm Labs Inc *                       800          43,200
Gerber Scientific Inc                           2,900          63,619
Glenayre Technologies *                         8,800          99,550
Globix Corp *                                   1,400          84,000
Go2Net Inc *                                    2,400         208,800
Great Plains Software Inc *                     1,400         104,650
Hadco Corp *                                    1,500          76,500
Harbinger Corp *                                4,200         133,613
Harmon Industries Inc                           1,400          16,975
Harmonic Inc *                                  2,900         275,319
hi/fn Inc *                                       700          27,125
HNC Software Inc *                              2,700         285,525
Hutchinson Tech *                               2,800          59,500
Hyperion Solutions Corp *                       3,400         147,900
Identix Inc *                                   2,800          25,375
Imation Corp *                                  4,300         144,319
IMRglobal Corp *                                1,600          20,100
In Focus Systems Inc *                          3,000          69,563
Inacom Corp *                                   6,600          48,263
Inet Technologies Inc *                           900          62,888
Informatica Corp *                                900          95,738
Information Resources Inc                       2,600          24,050
Informix Corp *                                20,900         237,738
Innovex Inc                                     1,600          15,000
Integrated Device Technology *                  9,200         266,800
Integrated Systems Inc *                        1,800          60,413
Intergraph Corp *                               2,800          13,125
International Fibercom Inc *                    4,300          33,863
International Rectifier Corp *                  5,400         140,400
InterVoice Inc *                                2,600          60,450
InterVU Inc *                                   1,000         105,000
Intraware Inc *                                 1,600         126,400
Intuit Inc *                                      695          41,657
Iomega Corp *                                  29,600          99,900
IPC Communications Inc *                          800          56,800
ISS Group Inc *                                 2,600         184,925
iVillage Inc *                                  1,400          28,350
JDA Software Group Inc *                        3,100          50,763
Juno Online Services Inc *                      1,100          39,531
Kaman Corp                                      3,500          45,063
KEMET Corp *                                    4,700         211,794
Komag Inc *                                     6,300          19,688
Kopin Corp *                                    3,200         134,400
Kroll-O'Gara Co *                               2,100          34,650
Kronos Inc *                                    1,650          99,000
Lattice Semiconductor Corp *                    5,100         240,338
Littelfuse Inc *                                2,600          63,091
Macrovision Corp *                              1,500         111,000
Maker Communications Inc *                        800          34,200
Manhattan Associates Inc *                      1,400          10,325
Manugistics Group Inc *                         1,800          58,163
Mapics Inc *                                    2,000          25,250
MapQuest.com Inc *                              1,200          27,075
MasTech Corp *                                  3,600          89,100
Maxtor Corp *                                   6,800          49,300
Maxwell Technologies Inc *                      1,900          19,000
Mechanical Technology Inc *                     1,300          30,225
MEMC Electronic Materials Inc *                 3,700          45,325
Mentor Graphics Corp                            6,900          90,994
Mercury Computer Systems Inc *                  2,600          91,000
Mercury Interactive Corp *                      4,300         464,131
Merisel Inc *                                   9,700          12,731
Methode Electronics                             4,600         147,775
Metro Information Services Inc *                1,000          24,000
Miami Computer Supply Corp *                    1,600          59,400
Micrel Inc *                                    3,000         170,813
Micromuse Inc *                                 1,200         204,000
Micron Electronics Inc *                        3,800          42,275
MicroStrategy Inc *                             4,400         924,000
MIPS Technologies Inc 'A' *                     1,500          78,000
MMC Networks Inc *                              3,300         113,438
Mpath Interactive Inc *                         1,600          42,600
MRV Communications Inc *                        3,000         188,625

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------
                                                                    Market
                                                   Shares            Value
                                                   ------           ------

MTI Technology *                                    3,600           $132,750
National Computer Systems                           4,200            158,025
National Instruments Corp *                         3,400            130,050
NeoMagic Corp *                                     2,000             21,875
Neon Systems Inc *                                    500             19,625
Net Perceptions Inc *                               1,000             42,000
NetObjects Inc *                                    1,800             29,700
Netopia Inc *                                         700             38,019
Network Equipment Tech *                            2,400             28,350
Network Peripherals Inc *                           1,700             80,325
Newport News Shipbuilding Inc                       4,200            115,500
Northeast Optic Network Inc *                         800             50,050
NVIDIA Corp *                                       1,600             75,100
OneMain.com Inc *                                   1,500             22,500
ONYX Software Corp *                                1,100             40,700
Open Market Inc *                                   3,000            135,375
P-Com Inc *                                         6,100             53,947
PairGain Technologies Inc *                         7,200            102,150
Park Electrochemical Corp                           1,400             37,188
pcOrder.Com Inc *                                     400             20,400
Peoplesoft Inc *                                    3,053             65,056
Per-Se Technologies Inc *                           3,166             26,614
Peregrine Systems Inc *                             2,800            231,350
Pervasive Software Inc *                            2,400             40,650
Phoenix Technologies Ltd *                          3,600             56,925
PictureTel Corp *                                   3,100             13,369
Pinnacle Systems Inc *                              2,300             93,581
Pioneer Standard Electronics                        4,100             59,194
Plexus Corp *                                       2,400            105,600
PLX Technology *                                    1,100             20,831
Power Integrations Inc *                            2,600            124,638
Powerwave Technologies Inc *                        1,600             93,400
Primex Technologies Inc                               600             12,450
ProcureNet Inc *                                      700                105
Progress Software Corp *                            2,200            124,850
Project Software & Development Inc *                1,800             99,900
Proxim Inc *                                        1,500            165,000
PSINet Inc *                                          787             48,607
PubliCARD Inc *                                     2,500             16,406
Radiant Systems Inc *                               1,400             56,263
RadiSys Corp *                                      1,350             68,850
Razorfish Inc *                                       912             86,754
Read-Rite Corp *                                    3,700             17,575
REMEC Inc *                                         1,800             45,900
Remedy Corp *                                       2,600            123,175
Renaissance Worldwide Inc *                         2,300             16,963
RSA Security Inc *                                  4,000            310,000
RWD Technologies Inc *                              1,300             13,488
S3 Inc *                                            6,400             74,000
SAGA Systems Inc *                                  4,100             81,744
Sagent Technology Inc *                             1,900             56,881
Saleslogix Corp *                                     700             28,744
Sanchez Computer Associates *                       1,200             49,425
SanDisk Corp *                                      2,300            221,375
Santa Cruz Operation Inc *                          2,700             82,013
Sawtek Inc *                                        2,600            173,063
SCM Microsystems Inc *                              1,300             83,119
Semtech Corp *                                      3,200            166,800
Sensormatic Electronics Corp                        8,400            146,475
Serena Software Inc *                               1,400             43,313
Siliconix Inc *                                       400             52,600
Silknet Software *                                    300             49,725
SIPEX Corp *                                        1,400             34,388
SoftNet Systems Inc *                               2,100             52,763
Solectron Corp *                                    1,479            140,690
Spyglass Inc *                                      1,400             53,091
SS&C Technologies Inc *                             1,800             11,700
Structural Dynamics Research Corp *                 5,100             65,025
SVI Holdings Inc *                                  3,600             43,200
Sybase Inc *                                        8,800            149,600
Sykes Enterprises Inc *                             2,200             96,525
Syntel Inc *                                        1,100             17,806
Systems & Computer Technology *                     3,600             58,500
Technology Solutions *                              4,500            147,375
Tekelec *                                           3,000             67,500
Telescan Inc *                                      1,800             44,438
Tenfold Corp *                                        800             31,950
Thermedics Inc *                                    3,900             21,206
Thermo Optek Corp *                                 2,000             22,750
ThermoQuest Corp *                                  2,200             22,688
Titan Corp *                                        4,700            221,488
Transaction Systems Architecture 'A' *              3,200             89,600
Transwitch Corp *                                   2,700            195,919
Trimble Navigation *                                3,200             69,200
Triquint Semiconductor Inc *                        1,750            194,688
TSI International Software Ltd *                    1,800            101,925
Tyler Technologies Inc *                            2,000             11,000
Unigraphics Solutions Inc *                           700             18,900
Unova Inc *                                         5,800             75,400
USInternetworking Inc *                             1,500            104,813
Verity Inc *                                        3,200            136,200
Visio Corp *                                        2,900            137,750
Visual Networks Inc *                               2,200            174,350
Watkins Johnson Co                                  1,000             40,000
Wave Systems Corp 'A' *                             3,700             44,169
Wavo Corp *                                         4,200             16,275
Webtrends Corp *                                      500             40,500
Westell Technologies Inc 'A' *                      3,000             32,250
Western Digital Corp *                              9,500             39,781
Wind River Systems *                                3,600            132,300
World Access Inc *                                  4,600             88,550
WorldGate Communications Inc *                        900             42,806
Xircom *                                            2,200            165,000
Zebra Technologies Corp 'A' *                       2,600            152,100
Zixit Corp *                                        2,000             79,250
Zomax Optical Media *                               1,400             63,350
                                                                 -----------
                                                                  25,872,694
                                                                 -----------
Utilities - 5.78%

Adelphia Business Solutions Inc *                   2,000             96,000
Advanced Communications Group Inc *                 1,600             21,800
Advanced Radio Telecom Corp *                       3,600             86,400
Aerial Communications Inc *                         1,300             79,138
AGL Resources Inc                                   8,000            136,000
American Mobile Satellite Corp *                    2,500             52,656
American States Water Co                              600             21,600
Aquarion Co                                           600             22,200
Atmos Energy Corp                                   3,200             65,400
Avista Corp                                         4,100             63,294
Black Hills Corp                                    2,600             57,688

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------
                                                                   Market
                                                 Shares             Value
                                                 ------            -------

California Water Service Group                    2,200            $66,688
CapRock Communications Corp *                     3,700            120,019
CFW Communication Co                              2,300             79,925
Cleco Corp                                        2,700             86,569
CMP Group Inc                                     2,700             74,419
CommNet Cellular Inc *                            2,900             93,163
Commonwealth Telephone Enterprises *                900             47,588
Connecticut Energy Corp                             700             27,213
CT Communications Inc                             1,300             72,800
CTC Communications Corp *                         1,400             54,622
CTG Resources Inc                                   400             13,900
E'Town Corp                                       1,200             74,700
e.spire Communications Inc *                      4,700             27,319
Eastern Utilities Associates                      3,000             90,938
El Paso Electric Co *                             8,800             86,350
Electric Lightwave Inc 'A' *                      1,700             31,875
Empire District Electric Co                       2,300             52,038
Energen Corp                                      3,100             55,994
General Communication 'A' *                       2,700             11,813
Hawaiian Electric Industries                      4,600            132,825
ICG Communications Inc *                          5,300             99,375
IDACORP Inc                                       3,300             88,481
IDT Corp *                                        2,600             49,075
Indiana Energy Inc                                3,900             69,225
Intermedia Communications *                       5,000            194,063
ITC Deltacom Inc *                                5,900            162,988
Laclede Gas Co                                    2,300             49,738
Leap Wireless International Inc *                 1,900            149,150
Madison Gas & Electric Co                         2,200             44,275
MDU Resources Group                               4,900             98,000
Metricom Inc *                                    1,100             86,488
MGC Communications Inc *                          1,800             91,350
New Jersey Resources                              2,100             82,031
North Pittsburgh Systems                          1,000             14,750
Northwest Natural Gas Co                          3,500             76,781
Northwestern Corp                                 3,300             72,600
NUI Corp                                            500             13,188
Omnipoint Corp *                                  3,500            422,188
ONEOK Inc                                         4,600            115,575
Otter Tail Power Inc                              1,600             60,000
Pacific Gateway Exchange Inc *                    1,200             20,475
Paging Network Inc *                              5,200              4,225
Philadelphia Suburban Corp                        4,100             84,819
Piedmont Natural Gas                              3,500            105,875
Powertel Inc *                                    2,700            271,013
Premiere Technologies Inc *                       4,400             30,800
Price Communications Corp *                       5,670            157,697
Primus Telecommunications *                       2,600             99,450
Public Services Co of New Mexico                  6,000             97,500
Public Services Co of North Carolina              3,000             96,938
Rochester Gas & Electric                          3,700             76,081
Semco Energy Inc                                    400              4,725
Sierra Pacific Resources                          9,066            156,955
SIGCORP Inc                                       3,100             70,525
SJW Corp                                            400             48,100
Southern Union Co *                               4,122             78,833
Southwest Gas Corp                                4,100             94,300
Southwestern Energy Co                            3,600             23,625
STAR Telecommunications Inc *                     3,200             25,300
TALK.com Inc *                                    5,000             88,750
TNP Enterprises Inc                               1,600             66,000
UGI Corp                                          3,600             73,575
UniSource Energy Corp *                           1,900             21,256
United Illuminating Co                            2,100            107,888
United Water Resources Inc                        2,400             82,050
US LEC Corp 'A' *                                 1,600             51,600
Viatel Inc *                                      1,823             97,758
Washington Gas Light Co                           5,900            162,250
Western Gas Resources Inc                         1,300             17,144
WICOR Inc                                         4,300            125,506
WPS Resources                                     3,900             97,988
Yankee Energy System Inc                          1,200             52,725
                                                              ------------
                                                                 6,633,981
                                                              ------------
Total Common Stocks
  (Cost $97,039,171)                                           110,450,853
                                                              ------------

                                              Principal
                                                Amount              Value
                                              ---------            -------
SHORT-TERM INVESTMENTS - 3.75%

U.S. TREASURY BILL - 0.19%

  5.150% due 04/06/00 **                       $220,000            217,013
                                                              ------------
Total U.S. Treasury Bill                                           217,013
                                                              ------------
SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 3.56%

State Street Bank and Trust
  2.500% due 01/03/00
  (Dated 12/31/99, repurchase price
  of $4,087,048; collateralized by U.S.
  Treasury Notes--market value
  $4,168,381 and due
  01/31/01)                                   4,086,200          4,086,200
                                                              ------------
Total Securities Held Under Repurchase
  Agreement                                                      4,086,200
                                                              ------------
Total Short-Term Investments
  (Cost $4,303,210)                                              4,303,213
                                                              ------------

TOTAL SMALL-CAP PORTFOLIO
  (COST $101,344,181)                                         $114,754,678
                                                              ============

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) Securities with an approximate aggregate market value of $217,013 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1999:

                                           Number of                Unrealized
                 Type                      Contracts               Appreciation
--------------------------------------------------------------------------------
Russell 2000 (3/00)                            5                         $10,625
S&P 500 (3/00)                                 7                          50,038
                                                                   -------------
                                                                         $60,663
                                                                   =============

(b) At December 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                      $101,344,181
                                                                   =============
Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                             $24,154,897

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                          (10,744,400)
                                                                   -------------
Net unrealized appreciation                                          $13,410,497
                                                                   =============

See Notes to Financial Statements

PACIFIC SELECT FUND
REIT PORTFOLIO
Schedule of Investments
December 31, 1999
--------------------------------------------------------------------------------
                                                                  Market
                                               Shares              Value
                                               ------             -------
COMMON STOCKS - 94.24%

Consumer Discretionary - 1.25%

Hilton Hotels Corp                              17,902           $172,310
Host Marriott Corp                              41,500            342,375
Interstate Hotels Corp *                         1,360              4,420
Wyndham International Inc 'A' *                 36,700            107,806
                                                            -------------
                                                                  626,911
                                                            -------------
Financial Services - 91.26%

Acadia Realty Trust                              1,700              7,862
AMLI Residential Properties                     20,700            417,881
Apartment Investment & Mgmt Co 'A'              10,800            429,975
Archstone Communities Trust                     53,300          1,092,650
Arden Realty Inc                               131,555          2,639,322
AvalonBay Apartment Communities Inc             84,200          2,889,112
Boston Properties Inc                           51,400          1,599,825
Brandywine Realty Trust                         25,100            411,012
Brookfield Properties Corp                     183,600          1,927,800
Burnham Pacific Properties Inc                  54,240            508,500
Carramerica Realty Corp                         65,000          1,373,125
Chateau Communities Inc                         57,700          1,496,594
Cornerstone Properties Inc                      35,900            525,037
Developers Diversified Realty                   10,100            130,037
Duke Realty Investments Inc                     15,800            308,100
EastGroup Properties Inc                         3,700             68,450
Equity Office Properties                       131,700          3,243,113
Equity Residential Properties Trust             46,300          1,976,431
Essex Property Trust Inc                        38,200          1,298,800
Federal Realty Investment Trust                 82,000          1,542,625
Great Lakes REIT Inc                            42,623            612,706
Mack-Cali Realty Corp                           14,800            385,725
Manufactured Home Communities Inc               55,600          1,351,775
Meditrust Corp                                  54,600            300,300
Pacific Gulf Properties Inc                     15,423            312,316
Pan Pacific Retail Properties                   31,300            510,581
Penn Real Estate Investments                     2,700             39,319
Philips International Realty                       100              1,644
Prentiss Properties Trust                       22,500            472,500
Prime Group Realty Trust                         8,986            136,475
Prologis Trust                                 115,880          2,230,690
PS Business Parks Inc                           24,500            557,375
Public Storage Inc                              69,424          1,575,057
Regency Realty Corp                             39,600            792,000
Security Capital Group Inc 'B' *                48,800            610,000
Shurgard Storage Centers 'A'                    20,900            484,619
Simon Property Group Inc                       103,500          2,374,031
Smith Charles E Residential Realty              28,700          1,015,263
Spieker Properties Inc                          38,300          1,395,556
Starwood Hotels & Resorts Worldwide             86,433          2,031,176
Summit Properties Inc                           20,000            357,500
Taubman Centers Inc                            135,045          1,451,734
Trizec Hahn Corp                                91,900          1,550,813
Urban Shopping Centers Inc                      12,500            339,063
Vornado Realty Trust                            25,200            819,000
                                                            -------------
                                                               45,593,469
                                                            -------------
Materials & Processing - 1.73%

Rouse Co                                        40,600            862,750
                                                            -------------
                                                                  862,750
                                                            -------------
Total Common Stocks
  (Cost $51,063,292)                                           47,083,130
                                                            -------------

                                            Principal
                                             Amount               Value
                                            ---------             -----
SHORT-TERM INVESTMENT - 5.76%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 5.76%

State Street Bank and Trust
  2.500% due 01/03/00
  (Dated 12/31/99, repurchase price
  of $2,879,600; collateralized by U.S.
  Treasury Notes--market value
  $2,940,506 and due 01/15/08)              $2,879,000          2,879,000
                                                            -------------
Total Securities Held Under Repurchase
  Agreement                                                     2,879,000
                                                            -------------
Total Short-Term Investment
  (Cost $2,879,000)                                             2,879,000
                                                            -------------


TOTAL REIT PORTFOLIO
  (COST $53,942,292)                                          $49,962,130
                                                            =============

Notes to Schedule of Investments
--------------------------------
(a) At December 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                $53,942,292
                                                            =============
Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                         $417,460

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost over
value                                                          (4,397,622)
                                                            -------------
Net unrealized depreciation                                   ($3,980,162)
                                                            =============

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
INTERNATIONAL PORTFOLIO
Schedule of Investments
December 31, 1999
--------------------------------------------------------------------------------

                                                                   Market
                                                Shares              Value
                                                ------             -------
COMMON STOCKS - 86.64%

Australia - 2.10%

Amp Ltd                                          88,600            $979,156
Brambles Industries Ltd                          34,100             943,208
Broken Hill Proprietary                         224,000           2,941,940
Coca-Cola Co                                    282,400             771,422
Commonwealth Bank Australia                     188,750           3,251,017
Fosters Brewing Group                           873,300           2,505,987
Lend Lease Corp Ltd                              72,200           1,011,732
Macquarie Corporate Tel *                       952,000           1,550,324
National Australian Bank Ltd                    250,100           3,826,516
News Corporation Ltd                            406,100           3,943,984
Normandy Mining                               2,069,100           1,467,368
Qantas Airways Ltd                              428,200           1,068,475
Rio Tinto Ltd Npv                               181,500           3,899,753
Telstra Corp Ltd                                740,350           4,025,329
Westpac Banking Corp                            389,150           2,684,910
                                                            ---------------
                                                                 34,871,121
                                                            ---------------
Denmark - 0.32%

Novo-Nordisk                                     39,855           5,283,950
                                                            ---------------
                                                                  5,283,950
                                                            ---------------
Finland - 1.41%

KCI Konecranes International                     79,973           3,076,269
Kone Oy 'B'                                     117,957           5,811,358
Merita                                        1,086,260           6,402,281
Sampo Insurance Co 'A'                          234,290           8,190,837
                                                            ---------------
                                                                 23,480,745
                                                            ---------------
France - 8.58%

Alcatel                                          37,190           8,542,915
Aventis SA *                                    167,890           9,675,359
Axa Uap                                          56,370           7,860,120
Banque National De Paris *                       58,710           5,418,170
Cie De St Gobain                                 29,080           5,469,955
CNP Assurances **                               426,518          15,710,449
France Telecom SA *                              82,600          10,926,720
Group Danone                                     37,474           8,834,683
Michelin (CGDE) B Ord Compagne * **             168,630           6,625,894
Pernod-Ricard **                                158,063           9,045,313
Rhone-Poulenc 'A'                               223,230          12,976,974
Schneider SA **                                 164,245          12,898,920
Total Fina SA **                                214,880          28,685,137
                                                            ---------------
                                                                142,670,609
                                                            ---------------
Germany - 5.52%

Adidas AG *                                      83,930           6,299,681
BASF AG **                                      192,940          10,088,688
Bayer Hypo-Vereinsbank A                         74,047           5,058,040
Celanese AG *                                         1                  15
Deutsche Telekom AG *                           242,450          17,062,146
Fresenius AG Pref **                             85,079          16,114,813
Henkel Kgaa                                     204,573          13,603,082
Mannesmann AG                                    37,960           9,194,026
Schering-Plough Corp                             70,400           8,511,360
Volkswagen AG **                                102,390           5,776,844
                                                            ---------------
                                                                 91,708,695
                                                            ---------------
Hong Kong - 1.50%

Asia Satellite Telecom                          394,900           1,247,160
Cable and Wireless HKT                          802,300           2,317,056
Cathay Pacific Airways                          624,700           1,113,024
Cheung Kong Holdings                            271,300           3,446,437
China Telecom *                                 443,400           2,772,141
Hong Kong & China Gas *                         878,000           1,202,894
HSBC Holdings PLC                                89,404           1,253,623
Hutchison Whampoa                               368,500           5,356,725
Li & Fung Ltd                                   488,600           1,225,664
Smartone Telecommunications                     161,800             780,536
Sun Hung Kai Properties                         229,300           2,389,310
Swire Pacific Ltd 'A'                           110,400             651,876
Television Broadcasts                           163,800           1,116,794
                                                            ---------------
                                                                 24,873,240
                                                            ---------------
Ireland - 0.61%

Bank of Ireland **                            1,270,354          10,111,065
                                                            ---------------
                                                                 10,111,065
                                                            ---------------
Italy - 3.57%

Banca Poploare Di Bergamo **                    492,360          11,389,370
Credito Italiano                              1,071,920           5,270,202
Enel Societa *                                  554,900           2,325,697
Marzotto (Gaetano) Spa                          628,650           4,496,891
Mediaset SPA                                  1,076,800          16,750,485
Telecom Italia Spa *                            730,620           8,163,345
Telecom Italia Spa **                           773,820          10,914,731
                                                            ---------------
                                                                 59,310,721
                                                            ---------------
Japan - 27.94%

Aiwa Co Ltd                                     154,300           3,198,866
Amada Co                                        586,000           3,203,344
Bank Of Tokyo-Mitsubishi                        170,000           2,367,299
Canon Inc                                       365,000          14,491,492
Casio Computer                                  562,000           4,671,426
Dai Nippon Printing                             375,000           5,977,411
Daicel Chemical Industries                    1,032,000           2,876,198
Daifuku                                         602,000           3,473,303
Daikin Industries                               619,000           8,413,945
Family Mart                                     126,300           8,398,592
Fuji Machine Manufacturing Co                   186,000          14,987,678
Fuji Photo Film                                 310,000          11,307,452
Fujitec Co Ltd                                  388,000           3,889,106
Fujitsu Ltd                                     494,000          22,511,637
Furukawa Electric Co Ltd                        524,000           7,942,500
Hitachi Credit Corp                             352,100           7,144,607
Hitachi Ltd                                   1,048,000          16,807,354
House Foods *                                    64,000             970,076
Kaneka Corp                                     849,000          10,851,193
Kurita Water Industries                         246,000           3,906,748
Kyocera Corp                                     93,000          24,100,333
Kyuodenko Co Ltd                                149,000             524,545
Lintec Inc                                      367,000           3,983,669

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
INTERNATIONAL PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------

                                                              Market
                                           Shares              Value
                                           ------             ------

Matsushita Electric                         542,000         $14,999,609
Minebea Co Ltd                              529,000           9,068,424
Mitsubishi Chemical Corp                    850,000           2,992,372
Mitsubishi Estate                           469,000           4,572,589
Mitsubishi Heavy Industries               1,780,000           5,935,654
Mitsubishi Logistics                         78,000             497,321
Mitsumi Electric Co Ltd                     362,000          11,327,988
NEC Corp                                    837,000          19,930,520
Nessei Sangyo Co Ltd                        170,000           2,344,025
NIFCO                                       343,000           4,092,118
Nintendo Corp Inc                           103,500          17,185,899
Nippon Meat Packers                         130,000           1,684,432
Nippon Telegraph & Telephone                  1,011          17,301,486
Nissan Motor Co Ltd                       1,388,000           5,456,444
Nissha Printing                             147,000             876,882
Ono Pharmaceuticals Co                      223,000           5,975,161
Ricoh Co                                    738,000          13,899,746
Rinnai Corp                                 164,000           3,047,135
Rohm & Haas Co                               30,400          12,485,820
Ryosan Co                                   179,000           4,446,118
Sangetsu Co Ltd                              79,000           1,660,962
Sankyo Co Ltd                               394,000           8,091,140
Sanwa Shutter                               849,000           3,154,899
Sekisui Chemical Co                         839,000           3,716,673
Sekisui House Ltd                           592,000           5,239,194
Shin-Etsu Polymer Co                        661,000           3,878,349
Sony Corp                                   105,000          31,111,872
Suzuki Motor Co                             406,000           5,919,675
TDK Corp                                    111,000          15,315,959
Tokyo Electric Power *                      158,000           4,233,522
Toshiba                                   1,683,000          12,837,278
Toyota Motor Corp                           225,000          10,891,355
Tsubakimoto Chain                           771,000           2,827,352
Yamaha Corp                                 495,000           3,214,160
Yamaouchi Pharmaceutica                     233,000           8,134,266
                                                        ---------------
                                                            464,345,173
                                                        ---------------
Netherlands - 3.60%

AKZO Nobel NV **                            313,815          15,745,197
ING Groep NV **                             249,993          15,096,965
Koninklijke KPN NV                           59,900           5,847,842
Laurus NV                                   504,990           9,107,116
Philips Electronics                         103,188          14,034,858
                                                        ---------------
                                                             59,831,978
                                                        ---------------
New Zealand - 0.09%

Telecom Corp of New Zealand                 323,200           1,523,339
                                                        ---------------
                                                              1,523,339
                                                        ---------------
Portugal - 1.52%

Banco Commercial Portugal                   970,450           5,387,283
Electricidade De Portugal                   686,600          11,988,019
Telecel Comunicacoes PE *                   448,600           7,823,506
                                                        ---------------
                                                             25,198,808
                                                        ---------------
Singapore - 2.04%

Chartered Semiconductor *                     3,800             277,400
Chartered Semiconductor *                   101,000             551,846
City Developments                           261,000           1,527,920
DBS Bank                                    418,812           6,864,946
Natsteel Electronics Ltd                    622,000           3,286,461
Neptune Orient Lines *                      875,000           1,171,570
Overseas Chinese Banking                    307,200           2,822,071
Overseas Union Bank *                       263,850           1,544,604
Sembcorplogistics                           358,000           1,450,916
Singapore Airline Ltd                       263,000           2,984,509
Singapore Press                             153,000           3,316,301
Singapore Telecom                           995,000           2,055,119
United O/S Bank                             325,248           2,870,697
Venture Manufacturing Singapore             276,000           3,165,176
                                                        ---------------
                                                             33,889,536
                                                        ---------------
Spain - 2.34%

Banco Popular Espanol                        88,840           5,795,533
Banco Santander *                           457,700           5,183,132
Endesa SA                                   528,030          10,485,527
Telefonica De Espana SA * **                697,821          17,435,756
                                                        ---------------
                                                             38,899,948
                                                        ---------------
Sweden - 2.87%

Autoliv Inc                                 292,770           8,566,461
Foreningssparbanken AB *                    687,265          10,095,080
Nordbanken Holding AB **                    555,430           3,263,434
Scandic Hotels AB                           203,690           1,890,916
Svedala Industri AB                         458,000           8,395,868
Svenska Cellulosa *                         151,700           4,492,227
Svenska Handelsbanken 'A'                   869,960          10,938,521
                                                        ---------------
                                                             47,642,507
                                                        ---------------
Switzerland - 5.83%

Holderbank Finan Glaris **                    8,511          11,664,035
Nestle Sa Bearer Reg **                      20,410          37,427,529
Novartis AG Reg * **                          9,385          13,794,009
Richemont (Fin) **                            8,896          21,251,525
Schindler Holding AG                          3,415           5,474,477
UBS AG *                                     26,803           7,245,420
                                                        ---------------
                                                             96,856,995
                                                        ---------------
United Kingdom - 16.80%

Allied Domecq PLC **                      1,997,200           9,832,354
Allied Zurich **                            845,310          10,039,623
BAA *                                       464,700           3,222,025
Bank of Scotland **                         902,875          10,453,040
Barclays PLC                                236,700           6,840,456
BG PLC                                    1,387,288           8,906,128
Blue Circle Industries                    1,177,500           6,749,570
BOC Group PLC                               492,620          10,601,542
British Telecommunications **               816,100          19,807,971
Burmah Castrol **                           279,489           5,313,834
Cadbury Schwepps PLC                      1,419,800           8,350,970
Capital Radio PLC **                        485,051          11,745,454
Centrica PLC *                            1,453,030           4,208,555
Diageo PLC                                1,167,800           9,400,845
Glaxo Holdings                              162,600           4,614,828
Granada Group PLC                           754,117           7,614,277
Great Univ Stores                         1,742,040           9,682,561

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
INTERNATIONAL PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------
                                                                      Market
                                                Shares                Value
                                                ------                ------

Halma PLC                                      2,516,500           $4,825,259
Imperial Tobacco Group **                        842,800            6,750,487
Lloyds TSB Group                                 594,490            7,435,829
National Westminster Bank *                      213,200            4,598,569
Prudential PLC                                   817,200           16,066,083
Reckitt & Colman **                            2,226,595           21,040,664
Sainsbury                                      1,059,100            5,963,779
Scottish Hydro                                 1,356,820           10,834,647
Shell Transport & Trading                      1,967,470           16,371,474
Smith & Newphew PLC                              761,640            2,588,060
SSL International                                788,900           10,001,527
WPP Group PLC **                                 939,000           14,814,110
Zeneca Group                                     253,855           10,548,388
                                                             ----------------
                                                                  279,222,909
                                                             ----------------
Total Common Stocks
  (Cost $1,165,884,398)                                         1,439,721,339
                                                             ----------------

                                                Principal
                                                 Amount
                                                 ------
CORPORATE BONDS - 0.06%

BG Transco
  4.188% due 12/14/22                           $199,000              321,197
  7.000% due 12/16/24                            199,000              312,857
BG Transco Floating Rate
  7.057% due 12/14/09                            199,000              323,982
                                                             ----------------
Total Corporate Bonds
  (Cost $892,331)                                                     958,036
                                                             ----------------

                                                                     Value
                                                                     -----

SHORT-TERM INVESTMENT - 13.30%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 13.30%

State Street Bank and Trust
  2.500% due 01/03/00 **
  (Dated 12/31/99, repurchase price
  of $221,102,742; collateralized by U.S.
  Treasury Notes and Bonds--market
  value $60,444,300 and due 01/15/08,
  and market value
  $12,039,931 and due 05/15/01,
  and market value
  $153,006,244 and due 08/15/19)             221,056,689          221,056,689
                                                             ----------------
Total Securities Held Under Repurchase
  Agreement                                                       221,056,689
                                                             ----------------
Total Short-Term Investment
  (Cost $221,056,689)                                             221,056,689
                                                             ----------------


TOTAL INTERNATIONAL PORTFOLIO
(COST $1,387,833,418)                                          $1,661,736,064
                                                             ================
Notes to Schedule of Investments
--------------------------------

(a) Securities with an approximate aggregate market value of $368,307,038 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1999:

                                         Number of                Unrealized
Type                                     Contracts               Appreciation
-----------------------------------------------------------------------------
CAC 40 Index Future (3/00)                  467                    $4,771,944
DAX 30 Index Future (3/00)                  184                     8,635,772
FTSE 100 Index Future (3/00)                490                     3,273,969
HKD Index Future (3/00)                     169                     1,062,085
MIB 30 Index Future (3/00)                   70                     3,356,521
OPIX TSE Index Future (3/00)                238                     4,529,017
                                                                -------------
                                                                  $25,629,308
                                                                =============

(b) Forward foreign currency contracts outstanding December 31, at 1999, were summarized as follows:

                                             Principal
          Contracts                            Amount              Unrealized
          to Buy or       Expiration         Covered by           Appreciation
Type       to Sell          Month             Contracts          (Depreciation)
--------------------------------------------------------------------------------
 BP          Buy             2/00            $51,493,847                $8,037
 ED          Buy             2/00             58,365,401            (1,381,176)
 JY          Buy             2/00             34,968,304               850,613
                                                                 -------------
                                                                     ($522,526)
                                                                 =============

Principal amount denoted in the indicated currency:

  BP - British Pound
  ED - Euro Dollar
  JY - Japanese Yen

(c) At December 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                 $1,387,833,418
                                                             ================
Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                         $339,227,756

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                        (65,325,110)
                                                             ----------------

Net unrealized appreciation                                      $273,902,646
                                                             ================

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
GOVERNMENT SECURITIES PORTFOLIO
Schedule of Investments
December 31, 1999
--------------------------------------------------------------------------------

                                                       Principal      Market
                                                        Amount         Value
                                                       ---------      ------
CORPORATE BONDS & NOTES - 10.49%

Financial Services - 10.03%

Asian Development Bank
  5.820% due 06/16/28                                 $2,050,000     $1,860,972
Associates Corp North America
  6.190% due 05/17/02 +                                8,500,000      8,497,645
  6.780% due 04/23/01                                  1,100,000      1,099,919
Bayer Landesbk Range FRN
  6.170% due 05/17/00 +                                4,000,000      3,941,885
CIT Group Holding
  5.875% due 06/18/01                                  4,100,000      4,038,295
Dresdner Funding Trust
  8.151% due 06/30/31                                  4,500,000      4,248,212
First USA Bank NA
  6.125% due 06/25/01                                 10,000,000      9,907,630
GE Capital Corp
  6.320% due 05/19/00 +                                8,500,000      8,387,131
J.P. Morgan & Co Inc
  5.750% due 02/25/04                                  4,000,000      3,800,840
Key Bank NA
  6.051% due 04/24/03                                  4,500,000      4,326,732
Merrill Lynch & Co Inc
  5.050% due 09/25/00                                  2,900,000      2,900,389
Morgan Stanley Dean Witter Co
  5.625% due 01/20/04                                  3,800,000      3,590,692
                                                                  -------------
                                                                     56,600,342
                                                                  -------------
Technology - 0.46%

TCI Communications Inc
  6.335% due 09/11/00                                  2,600,000      2,594,888
                                                                  -------------
                                                                      2,594,888
                                                                  -------------
Total Corporate Bonds & Notes
  (Cost $60,532,706)                                                 59,195,230
                                                                  -------------

MORTGAGE-BACKED SECURITIES - 38.75%

Collateralized Mortgage Obligations - 7.13%

Bear Stearns Mortgage Securities Inc
  7.000% due 03/25/27 ++                               1,000,000        945,785
Citibank
  8.000% due 07/25/18 + ++                                 7,747          7,853
Countrywide Inc
  6.839% due 03/25/24 ++                                  74,636         74,295
  8.110% due 11/25/24 ++                                  30,355         30,683
DLJ Mortgage Acceptance Corp
  6.500% due 05/19/29 ++                                 192,585        178,355
  6.750% due 07/25/29 ++                               2,972,247      2,682,420
GE Capital Mortgage Corp
  5.500% due 02/25/09 ++                                 360,808        357,173
Greenwich Capital Acceptance Inc
  6.715% due 02/01/09 + ++                             9,330,026      8,778,925
  7.587% due 01/25/22 ++                                  18,701         18,644
Home Savings of America
  5.532% due 05/25/27 + ++                               243,046        236,211
Imperial Savings & Loan Association
  8.341% due 02/25/18 + ++                                39,811         40,856
  8.847% due 07/25/17 ++                                   8,746          8,716
Mellon Residential Funding Corp
  6.460% due 06/30/29 + ++                             4,498,206      4,472,213
NationsLink Funding Corp
  5.805% due 02/10/01 ++                               4,166,275      4,139,799
  6.818% due 04/10/07 ++                               5,093,652      5,095,409
Prudential Home Mortgage Securities Co
  6.600% due 08/25/23 ++                               1,164,699      1,150,135
Residential Accredited Loans Inc
  7.500% due 03/25/27 ++                               3,000,000      2,943,975
Residential Asset Securities Corp
  5.730% due 12/25/13 ++                               2,692,084      2,690,752
Residential Funding Mtg Securities Inc
  6.500% due 04/25/29 ++                                 500,000        448,672
  7.908% due 03/25/25 ++                                  62,355         63,466
Ryland Mortgage Securities Corp
  5.000% due 11/25/31 ++                                  68,860         63,037
  6.044% due 10/01/27 + ++                               869,228        869,771
  8.502% due 10/25/18 ++                                 187,471        186,816
Salomon Brothers Mtg Securities VII Inc
  5.940% due 06/25/29 ++                               4,028,554      4,028,554
SASCO Floating Rate Commercial Mtg Trust
  5.810% due 11/20/01 + ++                               746,866        746,633
                                                                  -------------
                                                                     40,259,148
                                                                  -------------
Federal Home Loan Mortgage Corporation - 7.06%

  4.841% due 02/15/02 ++                               1,300,000      1,266,408
  5.800% due 06/15/19 ++                                 668,681        663,809
  6.000% due 05/12/00 ++                               4,500,000      4,488,660
  6.000% due 12/15/17 ++                               1,834,031      1,807,483
  6.000% due 01/19/30 ++ #                            23,950,000     21,921,674
  6.250% due 11/15/15 ++                               5,568,624      5,550,999
  6.500% due 08/15/23 ++                               3,636,842      3,574,125
  6.750% due 02/01/08 ++                                   1,275          1,259
  7.400% due 07/25/19 ++                                 427,753        427,392
  7.430% due 07/01/21 ++                                 169,742        169,950
                                                                  -------------
                                                                     39,871,759
                                                                  -------------
Federal National Mortgage Association - 2.24%

  5.810% due 02/01/17 ++                                 435,944        428,513
  5.811% due 06/01/18 ++                                 133,358        131,048
  5.812% due 03/01/24 ++                                 128,736        126,192
  5.812% due 08/01/24 ++                                 327,590        321,117
  5.812% due 07/01/26 ++                                 128,383        125,808
  5.812% due 10/01/27 ++                                 147,476        144,501
  5.812% due 11/01/27 ++                                 587,582        575,731
  5.858% due 08/01/17 ++                               1,956,742      1,897,371
  5.950% due 03/01/18 ++                               1,653,021      1,602,865
  6.000% due 12/25/08 ++                                 462,692        458,248
  6.500% due 04/18/20 ++                               1,503,201      1,498,368
  6.625% due 09/15/09 ++                               2,900,000      2,818,377
  6.667% due 01/01/25 ++                                 399,271        400,781
  6.900% due 09/01/09 ++                               1,097,521      1,063,104
  7.000% due 08/18/21 ++                                 679,810        680,567
  7.178% due 12/01/22 ++                                 346,154        356,659
                                                                  -------------
                                                                     12,629,250
                                                                  -------------
Government National Mortgage Association - 21.31%

  5.650% due 10/20/18 ++                               4,508,457      4,371,558
  6.125% due 10/20/24 ++                                 703,458        707,761
  6.125% due 11/20/26 ++                                 938,198        947,483

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
GOVERNMENT SECURITIES PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------

                                                      Principal        Market
                                                        Amount          Value
                                                      ---------        ------

  6.125% due 12/20/26 ++                               $636,825        $643,093
  6.375% due 05/20/23 ++                                138,915         140,315
  6.375% due 02/20/25 ++                                683,513         689,352
  6.375% due 05/20/26 ++                                777,705         779,940
  6.375% due 01/20/27 ++                                991,130       1,000,932
  6.500% due 01/25/30 ++ #                           60,990,000      57,235,456
  6.500% due 10/01/33 ++                              3,632,986       3,323,194
  6.550% due 07/15/40 + ++                            2,197,542       2,094,178
  6.550% due 07/15/40 ++                             10,424,458      10,483,298
  6.750% due 09/20/22 ++                              1,847,559       1,870,840
  6.750% due 09/20/23 ++                                 82,229          83,232
  6.750% due 07/20/25 ++                              1,421,816       1,438,073
  7.000% due 01/25/30 ++ #                           35,620,000      34,395,741
  9.000% due 01/15/17 ++                                 85,061          89,145
                                                                    -----------
                                                                    120,293,591
                                                                    -----------
Stripped Mortgage Backed Securities - 0.00%

Federal Home Loan Mortgage Corp (Interest Only)
  6.500% due 09/15/18 ++                                453,323          30,253
                                                                    -----------
                                                                         30,253
                                                                    -----------
Student Loan Mortgage Association - 1.01%

  5.129% due 06/30/00 ++                              5,700,000       5,698,005
                                                                    -----------
                                                                      5,698,005
                                                                    -----------
Total Mortgage-Backed Securities
  (Cost $220,897,915)                                               218,782,006
                                                                    -----------

OTHER ASSET-BACKED SECURITIES - 11.65%

Americredit Automobile Receivables
  5.304% due 10/12/02 ++                              5,446,928       5,418,086
Banc One Auto Grantor Trust
  6.290% due 07/20/04 ++                              2,238,286       2,227,777
Banc One Home Equity Loan Trust
  6.460% due 06/25/12 ++                              4,185,462       4,165,016
Champion Home Equity Loan Trust
  7.122% due 05/25/28 ++                                806,892         810,132
Contimortgage Home Equity Loan Trust
  5.567% due 06/15/28 ++                              1,477,359       1,475,180
  5.637% due 08/15/28 ++                                742,496         738,483
  6.150% due 03/15/11 ++                              2,561,181       2,552,101
Countrywide Home Equity Loan Trust
  5.667% due 08/15/25 ++                              1,722,875       1,722,875
Empire Funding Home Loan Owner Trust
  6.260% due 06/25/10 ++                              1,199,127       1,190,847
EQCC Home Equity Loan Trust
  5.770% due 05/20/10 ++                              2,709,872       2,691,268
First Plus Home Loan Owner Trust
  6.040% due 10/10/13 ++                              5,211,496       5,199,536
Ford Credit Auto Owner Trust
  5.770% due 11/15/01 ++                              7,200,000       7,177,860
Money Store
  6.040% due 08/15/17 ++                              5,342,606       5,316,881
ONYX Acceptance Grantor Trust
  6.300% due 05/15/04 ++                              2,670,524       2,660,417
Option One Mortgage Loan Trust
  6.125% due 02/25/29 ++                              7,983,188       7,987,938

Premier Auto Trust
  5.510% due 07/08/01 ++                              3,246,015       3,240,578
Salomon Brothers Mtg Services VII Inc
  5.855% due 02/25/27 + ++                              824,023         822,478
Southern Pacific Secured Assets Corp
  5.760% due 06/25/28 ++                              1,346,525       1,337,026
WESTCO Financial Owner Trust
  6.250% due 03/20/03 ++                              3,200,000       3,193,040
IKON Office Solutions Inc
  5.600% due 05/15/05 ++                              5,900,000       5,870,943
                                                                    -----------
Total Other Asset-Backed Securities
  (Cost $66,084,891)                                                 65,798,462
                                                                    -----------

U.S. TREASURY INFLATION INDEX BONDS - 4.16%

  3.375% due 01/15/07                                 2,438,828       2,299,359
  3.625% due 07/15/02                                 8,389,760       8,311,106
  3.625% due 01/15/08                                11,540,004      10,995,466
  3.875% due 01/15/09                                 1,948,098       1,883,567
                                                                    -----------
Total U.S. Treasury Inflation Index Bonds
  (Cost $23,647,200)                                                 23,489,498
                                                                    -----------

U.S. TREASURY BOND - 0.88%

  11.250% due 02/15/15                                3,500,000       4,948,111
                                                                    -----------
Total U.S. Treasury Bond
  (Cost $4,979,219)                                                   4,948,111
                                                                    -----------

PUT OPTION - 0.01%

US Long Bond
  Strike @ 100.00 Exp. 03/00
  6.500% due 10/15/06                                                    60,937
                                                                    -----------
Total Put Option
  (Cost $61,006)                                                         60,937
                                                                    -----------

                                                                       Value
                                                                       -----
SHORT-TERM INVESTMENTS - 34.06%

COMMERCIAL PAPER - 23.89%

ANZ (Delaware) Inc
  6.040% due 02/04/00                                 1,600,000       1,590,873
Bank One CD
  5.900% due 01/31/00                                10,000,000       9,950,833
  5.910% due 02/09/00                                   100,000          99,359
Bank One Corp
  5.880% due 02/09/00                                 4,000,000       3,974,520
British Telecom PLC
  5.810% due 02/16/00                                 8,800,000       8,734,670
  6.240% due 02/16/00                                10,300,000      10,217,874
CBA Delaware
  5.870% due 04/03/00                                20,000,000      19,706,200
Daimler Benz
  5.820% due 03/23/00                                 9,700,000       9,573,803
  5.900% due 02/04/00                                10,000,000       9,944,278
Electricte de France
  6.500% due 01/20/00                                 8,000,000       7,972,556
Florida Power Corp
  5.990% due 01/31/00                                   600,000         597,005

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
GOVERNMENT SECURITIES PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------

                                                  Principal
                                                    Amount              Value
                                                  ---------             -----

GE Capital
  5.950% due 02/14/00                            $10,000,000          $9,927,278
Motorola Inc
  5.890% due 02/16/00                              5,000,000           4,962,369
Norfolk Southern Corp
  6.410% due 01/27/00                              2,100,000           2,090,278
  6.440% due 01/31/00                              2,700,000           2,685,510
Province of B.C.
  5.970% due 02/02/00                              1,600,000           1,591,509
Queensland Coal Venture
  5.950% due 02/10/00                                400,000             397,356
Swede Bank
  6.490% due 02/07/00                             12,900,000          12,813,953
TEX Utilities
  6.540% due 01/21/00                                500,000             498,183
Texas Utilities Co
  5.240% due 01/21/00                              1,200,000           1,196,507
Tyco International Ltd
  6.600% due 02/03/00                              6,600,000           6,560,070
US West Capital Funding Inc
  6.250% due 02/08/00                              6,700,000           6,655,827
  6.390% due 03/24/00                              2,600,000           2,565,758
  6.710% due 03/24/00                                600,000             592,098
                                                                    ------------
  Total Commercial Paper                                             134,898,667
                                                                    ------------

U.S. TREASURY BILLS - 0.25%

  4.680% due 02/10/00 **                             195,000             193,986
  5.010% due 02/17/00 **                           1,225,000           1,217,405
                                                                    ------------
Total U.S. Treasury Bills
  (Cost $1,411,284)                                                    1,411,391
                                                                    ------------
U.S. TREASURY NOTE - 0.36%

  5.500% due 02/29/00 **                           2,035,000           2,036,273
                                                                    ------------
Total U.S. Treasury Note
  (Cost $2,035,925)                                                    2,036,273
                                                                    ------------
SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 9.56%

State Street Bank and Trust
  2.500% due 01/03/00
  (Dated 12/31/99, repurchase price
  of $53,955,689; collateralized by U.S.
  Treasury Notes and Bonds--market value
  $3,781,219 and due 12/31/00,
  and market value
  $51,239,581 and due 08/15/19)                   53,944,500          53,944,500
                                                                    ------------
Total Securities Held Under Repurchase
  Agreement                                                           53,944,500
                                                                    ------------
Total Short-Term Investments
  (Cost $192,273,059)                                                192,290,831
                                                                    ------------


TOTAL GOVERNMENT SECURITIES PORTFOLIO
  (COST $568,475,996)                                               $564,565,075
                                                                    ============

Notes to Schedule of Investments
--------------------------------

(a) Securities with an approximate aggregate market value of $3,447,664 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1999:

                                                                   Unrealized
                                         Number of                Appreciation
                Type                     Contracts               (Depreciation)
--------------------------------------------------------------------------------
90-Day Eurodollar Futures (9/00)            103                      ($127,517)
90-Day Eurodollar Futures (12/00)            85                       (110,437)
10-Year JBH TSE GSC (3/00)                    4                       (175,935)
U.S. Treasury 2-Year Note (3/00)            200                       (227,032)
U.S. Treasury 5-Year Note (3/00)              5                         (4,375)
U.S. Treasury 10-Year Note (3/00)         1,075                     (1,992,566)
U.S. Treasury 30-Year Bond (3/00)            16                         (7,438)
                                                                   -----------
                                                                   ($2,645,300)
                                                                   ===========

(b) Transactions in options for the year ended December 31, 1999, were as follows:

                                             Number of
                                             Contracts                Premium
------------------------------------------------------------------------------
Outstanding, December 31, 1998                    46                    $8,378
Options Written                                2,951                 1,394,454
Options Exercised                                 81                    46,712
Options Expired                                1,450                   630,700
Options Cancelled in Closing Purchases           266                   225,103
                                           ---------                 ---------
Outstanding, December 31, 1999                 1,200                  $500,317
                                           =========                 =========

(c) Forward foreign currency contracts outstanding at December 31, 1999, were summarized as follows:

                                                    Principal
                      Contracts                       Amount        Unrealized
                      to Buy or      Expiration    Covered by      Appreciation
      Type             to Sell         Month        Contracts     (Depreciation)
--------------------------------------------------------------------------------
      JY                 Buy            2/00         $909,714          $13,238
                        Sell            2/00          880,882          (42,069)
                                                                     ---------
                                                                      ($28,831)
                                                                     =========
Principal amount denoted in the indicated currency:
      JY - Japanese Yen

(d) At December 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                    $568,475,996
                                                                  ============
Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                              $429,711

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost over
value                                                               (4,340,632)
                                                                  ------------

Net unrealized depreciation                                        ($3,910,921)
                                                                  ============

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments
December 31, 1999
--------------------------------------------------------------------------------

                                                  Principal           Market
                                                    Amount             Value
                                                  ---------           ------

CORPORATE BONDS & NOTES - 37.36%

Autos & Transportation - 2.67%

Continental Airlines Inc
  9.500% due 12/15/01                             $8,325,000         $8,449,875
DaimlerChrysler North America Hldg
  6.670% due 09/25/01                             13,000,000         12,951,523
Northwest Airlines Corp
  10.530% due 01/15/09                             4,431,473          4,960,502
Union Pacific Corp
  6.353% due 05/22/00 +                            7,900,000          7,885,187
United Airlines Inc
  9.210% due 01/21/17                                800,000            824,212
  9.560% due 10/19/18                              1,650,000          1,716,759
  10.850% due 02/19/15                             1,000,000          1,155,520
                                                                    -----------
                                                                     37,943,578
                                                                    -----------

Consumer Discretionary - 0.20%

Amerco
  7.200% due 04/01/02                              1,700,000          1,660,155
Hansol Paper Company Ltd
  7.078% due 05/24/01                                600,000            600,069
Time Warner Pass
  6.100% due 12/30/01 ~                              650,000            639,610
                                                                    -----------
                                                                      2,899,834
                                                                    -----------
Consumer Staples - 2.29%

J Seagram & Sons
  6.250% due 12/15/01                              7,000,000          6,856,829
Nabisco Inc
  6.125% due 02/01/33                             13,800,000         13,254,141
Philip Morris Companies Inc
  8.750% due 06/01/01                             12,230,000         12,398,248
                                                                    -----------
                                                                     32,509,218
                                                                    -----------
Financial Services - 22.16%

American General Finance
  6.875% due 12/14/01                             13,100,000         13,066,739
Associates Corp North America
  6.450% due 09/15/00 ~                            4,800,000          4,786,123
AT&T Capital Corp
  5.860% due 04/26/02                             10,500,000         10,144,858
  7.110% due 09/13/01                              4,200,000          4,198,870
Bear Stearns Companies Inc
  6.150% due 03/02/04                              8,100,000          7,734,018
  6.636% due 11/30/04 +                           17,100,000         17,083,969
Capital One Bank
  6.760% due 07/23/02                              5,000,000          4,904,640
Capital One Financial Corp
  5.997% due 07/28/03 +                            3,000,000          3,020,820
  6.438% due 02/11/02                              8,800,000          8,757,707
  6.875% due 04/24/00                              3,370,000          3,373,943
Chrysler Financial
  6.582% due 01/30/02                              9,700,000          9,688,835
CIT Group Inc
  7.125% due 10/15/04                             21,000,000         20,851,383
Conseco Financial Securitization Corp Inc
  7.350% due 10/15/30 +                           23,158,843         22,927,139
Credit Asset Receivable LLC
  6.274% due 10/31/03                              5,010,800          4,916,572
Donaldson Lufkin & Jenrette Inc
  6.000% due 12/01/01                              2,200,000          2,152,456
Finova Capital Corp
  5.875% due 10/15/01                              2,000,000          1,961,714
  6.450% due 11/06/01                              7,000,000          6,907,110
Ford Motor Credit Corp
  6.700% due 07/16/04                              2,900,000          2,840,101
GMAC
  6.335% due 04/05/04                             15,100,000         15,063,564
  6.750% due 12/10/02 +                           14,000,000         13,896,204
  6.850% due 06/17/04                              1,200,000          1,181,183
  7.625% due 05/05/03                              2,500,000          2,538,815
Goldman Sachs Group Inc
  5.797% due 12/07/01 ~                            8,000,000          8,022,984
GS Escrow Corp
  6.312% due 08/01/03                              8,000,000          7,625,480
  6.750% due 08/01/01                              2,100,000          2,024,793
Heller Financial Inc
  6.433% due 04/28/03                              3,400,000          3,384,544
  6.460% due 06/24/02                              5,000,000          5,032,229
  6.500% due 07/22/02                              4,000,000          3,928,116
Household Financial Corp
  6.000% due 05/01/04                             14,600,000         13,876,176
  6.355% due 08/01/01                             15,100,000         15,107,761
  7.000% due 08/01/03                                800,000            792,056
Lehman Brothers Holding Inc
  6.978% due 04/02/02                              9,600,000          9,643,757
Lehman Brothers Holding PLC
  5.822% due 09/03/02                              9,900,000          9,817,830
MBNA Corp
  5.572% due 08/07/01                                500,000            499,288
  6.472% due 04/25/02                              7,600,000          7,554,073
  6.875% due 07/15/04                              2,000,000          1,930,074
Newcourt Credit Group
  7.625% due 06/28/01
  (Principal in Canadian Dollar)                   3,200,000          2,256,609
Paine Webber Group Inc
  6.110% due 11/27/00                              1,700,000          1,698,200
Popular North America Inc
  6.625% due 01/15/04                              7,200,000          6,932,930
  6.875% due 06/15/01                             16,500,000         16,402,931
  7.375% due 09/15/01                              4,600,000          4,600,258
Salomon Smith Barney Holdings FRN
  6.250% due 05/14/02                              1,000,000            999,642
Wells Fargo & Co
  6.625% due 07/15/04                              2,000,000          1,958,050
West Pennsylvania Funding LLC
  6.320% due 06/25/03 +                            8,500,000          8,480,035
                                                                    -----------
                                                                    314,564,579
                                                                    -----------
Health Care - 0.70%

Columbia/HCA Healthcare Corp
  6.730% due 07/15/45                                500,000            465,692
  6.870% due 09/15/03                              1,700,000          1,583,011
  6.875% due 07/15/01                              3,650,000          3,553,998
  8.020% due 08/05/02                                400,000            389,833
  8.130% due 08/04/03                              4,000,000          3,887,652
                                                                    -----------
                                                                      9,880,186
                                                                    -----------

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------

                                                    Principal          Market
                                                      Amount           Value
                                                    ---------          ------

Other Energy - 2.24%

NRG Energy Inc
  8.000% due 11/01/03                                $5,600,000      $5,549,186
Occidental Petroleum Corp
  6.400% due 04/01/03                                   400,000         385,545
  8.500% due 11/09/01                                 1,439,000       1,469,361
R&B Falcon Corp
  6.500% due 04/15/03                                 3,000,000       2,760,000
  9.125% due 12/15/03                                12,000,000      11,910,000
Williams Companies Inc
  6.491% due 01/30/00                                 9,700,000       9,701,426
                                                                    -----------
                                                                     31,775,518
                                                                    -----------
Technology - 1.80%

Aristar Inc
  7.375% due 09/01/04                                   500,000         497,758
Worldcom Inc
  8.875% due 01/15/06                                23,918,000      25,020,237
                                                                    -----------
                                                                     25,517,995
                                                                    -----------
Utilities - 5.30%

BVPS II Funding Corp
  8.330% due 12/01/07                                 3,100,000       3,149,925
Cleveland Electric Illuminating Co
  9.200% due 06/01/01                                 3,000,000       3,066,228
Cleveland Electric-Toledo Edison Co
  7.670% due 07/01/04                                 4,000,000       3,943,480
Metronet Communications Corp
  0.000% due 06/15/03                                 2,700,000       2,133,000
PP&L Capital Funding Inc
  7.700% due 11/15/07 +                               6,700,000       6,567,099
PP&L Transition BD LLC
  6.080% due 03/25/03                                 3,954,223       3,939,177
  6.410% due 03/25/03                                 1,000,000         993,495
  6.600% due 03/25/03                                 1,000,000         993,825
  6.720% due 03/25/03                                 1,000,000         988,695
  6.830% due 03/25/03                                 1,000,000         994,625
Public Services Enterprises
  6.521% due 06/15/01                                14,300,000      14,288,388
TCI Communications Inc
  6.120% due 02/02/00                                 5,700,000       5,698,056
Texas Utilities Co
  5.940% due 10/15/01                                10,000,000       9,828,470
Toledo Edison Co
  7.460% due 04/03/00                                   100,000         100,251
US West Capital Funding Inc
  6.571% due 06/15/00                                18,600,000      18,596,168
                                                                    -----------
                                                                     75,280,882
                                                                    -----------
Total Corporate Bonds & Notes
  (Cost $534,700,842)                                               530,371,790
                                                                    -----------
MORTGAGE-BACKED SECURITIES - 35.36%

Collateralized Mortgage Obligations - 9.54%

American Southwest Financial Securities Corp
  7.400% due 11/17/04 ++                            $10,328,236     $10,342,438
BankAmerica Mortgage Securities Inc
  6.500% due 05/25/29 ++                              6,900,000       6,184,711
  6.500% due 05/25/29 ++                              2,433,631       2,292,225
Cendant Mortgage Corp
  6.500% due 01/18/16~ + ++                          10,649,079      10,522,621
  6.906% due 11/18/28~ + ++                          11,858,209      11,416,335
Chase Mortgage Financial Trust
  6.500% due 05/25/29 ++                             16,700,000      14,970,798
Citibank
  8.000% due 07/25/18 + ++                               14,478          14,677
Countrywide Inc
  6.750% due 05/25/24 ++                              1,000,000         924,745
  8.110% due 11/25/24 ++                                 30,355          30,683
DLJ Mortgage Acceptance Corp
  6.500% due 05/19/29 ++                                385,171         356,710
GE Capital Mortgage Services Inc
  6.250% due 05/25/29 ++                              5,500,000       5,276,067
  6.500% due 04/25/24 ++                              4,955,500       4,779,654
  6.500% due 05/25/29 ++                             24,107,750      21,650,327
GMAC Commercial Mortgage Security Inc
  0.820% due 08/15/23 ++                             15,232,310         580,579
  6.700% due 03/15/08 ++                              2,200,000       2,086,645
Greenwich Capital Acceptance Inc
  7.587% due 01/25/22 ++                                 12,468          12,430
Imperial Savings & Loan Association
  8.341% due 02/25/18 + ++                               41,078          42,156
Lehman Large Loan
  0.949% due 04/12/12 ++                             17,120,900         562,791
Morgan Stanley Capital Industrial Inc
  6.160% due 04/03/14 ++                                666,903         635,322
Mortgage Capital Funding Inc
  1.580% due 11/20/12 ++                              8,486,918         590,223
Norwest Asset Securities Corp
  7.500% due 03/25/27 ++                                875,291         847,566
Residential Accredited Loans Inc
  7.500% due 03/25/27 ++                              1,000,000         981,325
Residential Funding Mtg Securities Inc
  6.500% due 04/25/29 ++                             12,500,000      11,216,812
  6.500% due 05/25/29 + ++                            3,873,717       3,155,948
Resolution Trust Corp
  9.450% due 05/25/24 + ++                            1,422,426       1,417,270
Salomon Brothers Mtg Services VII Inc
  5.980% due 11/15/29 ++                              9,000,000       8,998,425
Securitized Asset Sales Inc
  6.500% due 11/25/25 ++                                 57,751          57,561
Structured Asset
  7.668% due 01/28/30 + ++                           11,205,265      11,172,000
Union Planters Corp
  6.800% due 01/25/28~ ++                             4,500,000       4,304,228
                                                                    -----------
                                                                    135,423,272
                                                                    -----------
Federal Home Loan Mortgage Corporation - 15.34%

  5.500% due 01/19/30 + ++ #                         48,000,000      42,284,880
  6.000% due 01/19/20 ++ #                           17,000,000      15,560,270

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------

                                                      Principal        Market
                                                        Amount          Value
                                                      ---------        ------

  6.000% due 01/19/30 ++ #                           $55,500,000     $50,799,705
  6.500% due 11/25/23 ++                                 741,710         631,460
  6.770% due 05/01/23 ++                                 158,541         162,336
  7.430% due 08/01/21 ++                                 252,461         254,036
  7.430% due 02/01/23 ++                                 350,807         353,056
  7.430% due 10/01/23 + ++                             9,303,591       9,002,205
  7.500% due 01/15/23 ++                              15,262,670      14,823,273
  7.500% due 09/20/26 ++                               2,550,115       2,447,838
  7.500% due 01/15/27 ++                               7,787,252       7,276,175
  7.500% due 01/19/30 ++ #                            75,000,000      74,226,750
                                                                     -----------
                                                                     217,821,984
                                                                     -----------
Federal National Mortgage Association - 1.48%

  5.824% due 05/01/36 ++                                 482,862         471,646
  5.850% due 01/25/17 ++                               2,565,604       2,552,127
  6.000% due 01/01/30 ++ #                             5,000,000       4,573,450
  6.188% due 04/01/27 ++                               2,606,005       2,572,381
  6.500% due 05/01/06 ++                               3,985,326       3,911,605
  6.667% due 01/01/25 ++                                 536,067         538,093
  6.677% due 01/01/23 ++                               1,874,560       1,883,110
  7.084% due 06/01/27 ++                               2,621,550       2,600,826
  7.178% due 12/01/22 ++                                 525,797         541,753
  7.250% due 06/20/02 ++
  (Principal in New Zealand Dollar)                    2,500,000       1,306,435
  7.399% due 11/01/23 ++                                  72,615          73,300
                                                                     -----------
                                                                      21,024,726
                                                                     -----------
Government National Mortgage Association - 8.48%

  6.000% due 01/25/30 ++ #                            12,000,000      10,912,560
  6.125% due 11/20/23 ++                               4,594,482       4,637,066
  6.125% due 10/20/24 ++                               1,055,192       1,061,646
  6.125% due 11/20/26 ++                               5,508,785       5,563,302
  6.125% due 12/20/26 ++                                 636,825         643,093
  6.375% due 03/20/24 ++                                 345,891         349,123
  6.375% due 03/20/24 ++                                 752,439         759,470
  6.375% due 02/20/27 ++                                 942,309         944,427
  6.500% due 01/20/29 ++                              12,734,683      10,111,223
  6.500% due 01/25/30 ++ #                             4,900,000       4,598,356
  6.500% due 10/01/33 ++                               3,151,432       2,882,703
  6.650% due 06/15/02 ++                               8,475,204       8,513,342
  6.650% due 10/15/40 + ++                             4,686,096       4,497,896
  6.750% due 07/20/25 ++                               1,117,141       1,129,915
  6.750% due 07/20/26 ++                               3,874,937       3,904,073
  7.000% due 01/25/30 ++ #                            61,900,000      59,772,497
  9.000% due 02/15/17 ++                                  45,611          47,801
  9.500% due 08/15/17 ++                                  19,087          20,347
  9.500% due 04/15/18 ++                                   3,080           3,283
  9.500% due 09/15/18 ++                                  46,403          49,467
  10.000% due 05/15/19 ++                                 14,044          15,253
                                                                     -----------
                                                                     120,416,843
                                                                     -----------
Student Loan Mortgage Association - 0.52%

  5.129% due 06/30/00 ++                               7,400,000       7,397,410
                                                                     -----------
                                                                       7,397,410
                                                                     -----------
Total Mortgage-Backed Securities
  (Cost $517,340,294)                                                502,084,235
                                                                     -----------
OTHER ASSET-BACKED SECURITIES - 2.60%

Countrywide Home Loans
  6.500% due 09/25/13 ++                              $2,827,054      $2,660,781
Cross Country Master Credit Card Trust
  6.962% due 06/15/06 + ++                             6,700,000       6,700,000
Ford Credit Auto Owner Trust
  5.770% due 11/15/01 ++                               6,500,000       6,480,012
MLCC Mortgage Investments
  6.842% due 01/01/25 + ++                            19,100,000      19,100,000
Residential Asset Securities Corp
  5.890% due 10/25/27 ++                                 276,508         274,958
Ryland Mortgage Securities Corp
  14.000% due 11/25/31 ++                                 35,687          38,169
Salomon Brothers Mtg Services VII Inc
  5.855% due 02/25/27 + ++                             1,648,047       1,644,957
                                                                     -----------
Total Other Asset-Backed Securities
  (Cost $37,097,331)                                                  36,898,877
                                                                     -----------

U.S. TREASURY INFLATION INDEX BONDS - 4.77%

  3.375% due 01/15/07                                 12,724,320      11,996,654
  3.625% due 07/15/02                                 39,027,479      38,661,597
  3.625% due 01/15/08                                  9,887,914       9,421,332
  3.875% due 01/15/09                                  7,894,923       7,633,404
                                                                     -----------
Total U.S. Treasury Inflation Index Bonds
  (Cost $68,028,561)                                                  67,712,987
                                                                     -----------

U.S. TREASURY BONDS - 0.37%

  11.125% due 08/15/03                                 3,600,000       4,131,000
  11.250% due 02/15/15                                   800,000       1,130,997
                                                                     -----------
Total U.S. Treasury Bonds
  (Cost $5,357,143)                                                    5,261,997
                                                                     -----------

FOREIGN BONDS - 7.12%

Argentina - 0.52%

Republic of Argentina
  5.500% due 03/27/01
  (Principal in Japanese Yen)                        770,000,000       7,436,833
                                                                     -----------
                                                                       7,436,833
                                                                     -----------
Brazil - 0.40%

Republic of Brazil
  6.500% due 01/01/01                                  4,501,800       4,451,155
  6.937% due 04/15/06                                  1,410,000       1,237,275
                                                                     -----------
                                                                       5,688,430
                                                                     -----------
Chile - 0.52%

Republic of Chile
  6.875% due 04/28/09                                  8,000,000       7,430,408
                                                                     -----------
                                                                       7,430,408
                                                                     -----------

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------

                                                  Principal            Market
                                                    Amount              Value
                                                  ---------            ------

Mexico - 1.77%

Banamex
  9.125% due 04/06/00                            $2,000,000          $2,004,600
Petro Mexicanos
  8.799% due 07/15/05~                            9,000,000           8,831,250
United Mexican States
  6.000% due 04/07/00                            13,200,000          13,081,200
United Mexican States Bond
  6.767% due 06/27/02                             1,200,000           1,191,000
                                                                    -----------
                                                                     25,108,050
                                                                    -----------
New Zealand - 0.24%

New Zealand Government Bond
  5.500% due 04/15/03                             4,500,000           2,257,435
  10.000% due 03/15/02
  (All Principal in New Zealand Dollar)           2,000,000           1,117,636
                                                                    -----------
                                                                      3,375,071
                                                                    -----------
Panama - 1.36%

Banco LatinoAmericano De Exportaciones
  6.150% due 05/02/00                            11,300,000          11,253,670
  6.950% due 03/05/01                             8,100,000           8,038,683
                                                                    -----------
                                                                     19,292,353
                                                                    -----------
Poland - 0.02%

Poland Par Stepup
  3.500% due 10/27/00                               500,000             308,750
                                                                    -----------
                                                                        308,750
                                                                    -----------
South Korea - 1.95%

Export Import Bank Korea
  6.500% due 11/15/06                             3,600,000           3,414,733
Korea Development Bank
  1.875% due 02/13/02
  (Principal in Japanese Yen)                   135,000,000           1,319,768
  7.125% due 09/17/01                             3,500,000           3,474,481
  7.375% due 09/17/04                             6,330,000           6,222,314
  7.900% due 02/01/02                            10,100,000          10,140,895
Korea National Housing
  8.437% due 05/23/01                             3,000,000           3,060,000
                                                                    -----------
                                                                     27,632,191
                                                                    -----------
United Kingdom - 0.34%

TXU Eastern Funding Corp
  6.150% due 05/15/02                             5,000,000           4,849,550
                                                                    -----------
                                                                      4,849,550
                                                                    -----------
Total Foreign Bonds
  (Cost $100,635,231)                                               101,121,636
                                                                    -----------

MUNICIPAL BONDS - 0.64%

Long Island Power Authority
  5.250% due 12/01/26                             1,500,000           1,296,996

New York City Taxable `B'
  6.000% due 08/01/01                            $7,900,000          $7,807,230
                                                                    -----------
Total Municipal Bonds
  (Cost $9,424,908)                                                   9,104,226
                                                                    -----------

CALL OPTIONS - 0.23%

US Long Bond
  Strike @ 98.00 Exp. 03/00
  6.500% due 10/15/06                            32,200,000           3,208,409
                                                                    -----------
Total Call Options
  (Cost $3,743,250)                                                   3,208,409
                                                                    -----------

                                                                       Value
                                                                       -----

SHORT-TERM INVESTMENTS - 11.55%

COMMERCIAL PAPER - 9.21%

CBA Delaware
  5.870% due 04/03/00                            19,300,000          19,007,332
Deutsche Bank Euro CD
  5.940% due 02/02/00                            19,300,000          19,198,096
Deutsche Bank Financial Disc Note
  6.040% due 02/02/00                               800,000             795,705
Gannett Co Inc
  5.920% due 01/26/00                            30,000,000          29,876,667
GE Capital Corp Mtn
  5.930% due 02/22/00                             2,600,000           2,577,729
General Electric Capital Corp
  5.980% due 02/14/00                             5,100,000           5,062,912
Goldman Sachs CP
  5.970% due 02/09/00                             1,600,000           1,589,652
Houston Lighting & Power
  6.220% due 02/24/00                             5,500,000           5,448,685
Oesterreichische Kontbk
  5.920% due 01/25/00                             3,900,000           3,884,608
Penney (J.C.) Funding
  6.400% due 01/26/00                            17,600,000          17,521,778
US West Capital Funding Inc
  5.960% due 03/24/00                             2,100,000           2,071,158
  6.140% due 03/24/00                             3,500,000           3,450,454
  6.190% due 03/24/00                             4,200,000           4,140,060
  6.240% due 03/24/00                             2,200,000           2,168,349
  6.290% due 03/24/00                             7,100,000           6,997,036
  6.350% due 03/24/00                             7,100,000           6,996,054
                                                                    -----------
Total Commercial Paper                                              130,786,275
                                                                    -----------

U.S. TREASURY BILLS - 0.15%

  4.680% due 02/10/00 **                            700,000             696,360
  5.010% due 02/17/00 **                          1,440,000           1,431,062
                                                                    -----------
Total U.S. Treasury Bills                                             2,127,422
                                                                    -----------
U.S. TREASURY NOTE - 0.50%

  5.500% due 02/29/00 **                          7,085,000           7,089,427
                                                                    -----------
Total U.S. Treasury Note
  (Cost $7,088,228)                                                   7,089,427
                                                                    -----------

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------

                                                 Principal
                                                   Amount              Value
                                                 ---------             -----

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 1.69%

State Street Bank and Trust
  2.500% due 01/03/00
  (Dated 12/31/99, repurchase price
  of $24,022,855; collateralized by U.S.
  Treasury Notes--market value
  $24,484,975 and due 12/31/00)                  $24,018,000         $24,018,000
                                                                  --------------
Total Securities Held Under Repurchase
  Agreement                                                           24,018,000
                                                                  --------------
Total Short-Term Investments
  (Cost $164,019,924)                                                164,021,124
                                                                  --------------


TOTAL MANAGED BOND PORTFOLIO
 (COST $1,440,347,484)                                            $1,419,785,281
                                                                  --------------
Notes to Schedule of Investments
--------------------------------

(a) Securities with an approximate aggregate market value of $9,216,849 have been segregated with the custodian to cover margin requirement for the following open futures contracts at December 31, 1999:

                                                  Number of         Unrealized
                Type                              Contracts        Depreciation
--------------------------------------------------------------------------------
90-Day Eurodollar Futures (9/00)                      77              ($96,178)
90-Day Eurodollar Futures (12/00)                    225              (292,329)
90-Day Eurodollar Futures (3/01)                     200               (28,574)
10-Year JBH TSE GSC (3/00)                            11              (106,775)
U.S. Treasury 2-Year Notes (3/00)                     45               (59,362)
U.S. Treasury 10-Year Notes (3/00)                   908            (1,568,120)
U.S. Treasury 30-Year Bonds (3/00)                   808              (908,852)
                                                                  ------------
                                                                   ($3,060,190)
                                                                  ============

(b) Transaction in options for the year ended December 31, 1999, were as follows:

                                                  Number of
                                                  Contracts           Premium
--------------------------------------------------------------------------------
Outstanding, December 31, 1998                       183               $33,814
Options Written                                    9,015             4,444,337
Options Exercised                                    265               166,124
Options Expired                                    4,933             2,054,924
Options Cancelled in Closing Purchases             1,398             1,175,232
                                                  ------          ------------
Outstanding, December 31, 1999                     2,602            $1,081,871
                                                  ======          ============

(c) Forward foreign currency contracts outstanding at December 31, 1999, were summarized as follows:

                                                   Principal
                     Contracts                       Amount         Unrealized
                     to Buy or     Expiration     Covered by       Appreciation
           Type       to Sell         Month        Contracts      (Depreciation)
--------------------------------------------------------------------------------
            CD         Sell           5/00        $2,307,003          ($17,124)
            JY         Buy            2/00         2,977,383           100,602
                       Sell           2/00         5,101,482          (243,637)
                                                                  ------------
                                                                     ($160,159)
                                                                  ============
Principal amount denoted in the indicated currency:
            CD - Canadian Dollar
            JY - Japanese Yen

(d) At December 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                  $1,440,347,484
                                                                ==============

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                            $3,453,840

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                         (24,016,043)
                                                                --------------
Net unrealized depreciation                                       ($20,562,203)
                                                                ==============

See Notes to Financial Statements

PACIFIC SELECT FUND
MONEY MARKET PORTFOLIO
Schedule of Investments
December 31, 1999
--------------------------------------------------------------------------------
                                                    Principal
                                                     Amount            Value
                                                    ---------          -----

SHORT-TERM INVESTMENTS - 100.00%

COMMERCIAL PAPER - 99.97%

Alberta Province
  9.250% due 04/01/00                             $10,000,000       $10,093,040
Alcoa Inc
  5.850% due 02/11/00                              20,000,000        19,866,750
Alliant Energy Corp
  5.830% due 01/13/00                              25,000,000        24,951,417
  5.870% due 02/14/00                              15,000,000        14,892,383
AlliedSignal Inc
  5.830% due 01/28/00                              20,000,000        19,912,550
American Home Products Corp
  6.020% due 01/19/00                              25,000,000        24,924,750
  6.020% due 01/20/00                              15,000,000        14,952,342
AT&T Capital Corp
  6.260% due 12/05/00                               3,000,000         2,997,602
  6.280% due 10/24/00                                 500,000           498,937
Avery Dennison Corp
  5.930% due 01/12/00                              22,500,000        22,459,231
Baltimore Gas & Electric
  6.180% due 01/11/00                              17,440,000        17,410,061
BellSouth Corp
  6.500% due 02/01/00                                 450,000           450,438
Bemis Co
  5.980% due 01/14/00                              13,000,000        12,971,927
BMWOT
  5.640% due 08/25/00                               7,254,618         7,254,213
Carolina Power & Light Co
  5.250% due 01/04/00                              42,000,000        41,981,625
  6.125% due 02/01/00                               2,600,000         2,602,105
Chevron Corp
  6.100% due 01/24/00                              30,000,000        29,883,083
Clorox Co
  5.830% due 01/10/00                              30,000,000        29,956,275
Dean Foods Co
  6.050% due 01/18/00                               8,000,000         7,977,144
E.W. Scripps Co
  5.980% due 01/18/00                              16,000,000        15,954,818
Eastman Kodak Co
  5.150% due 01/20/00                              20,000,000        19,945,639
Edison International
  6.270% due 01/14/00                              30,000,000        29,932,075
Equitable Resources
  5.830% due 02/22/00                              15,000,000        14,873,683
Fluor Corp
  5.960% due 01/25/00                              15,750,000        15,687,420
Ford Credit Auto
  6.310% due 01/07/00                              30,000,000        29,968,450
Ford Motor Credit
  5.460% due 01/20/00                              21,300,000        21,238,620
  5.750% due 01/03/00                              25,000,000        24,992,014
Fortune Brands Inc
  5.900% due 01/20/00                              43,000,000        42,866,103
Gannett Co
  5.850% due 05/01/00                               1,500,000         1,501,548
General Dymanics Credit Corp
  6.000% due 01/18/00                              20,000,000        19,943,333
General Mills Inc
  5.870% due 01/05/00                              15,975,000        15,964,581
Gillette Co
  5.950% due 01/12/00                              20,000,000        19,963,639
GMAC
  6.650% due 05/24/00                              10,000,000        10,046,141
GTE North America Inc
  6.140% due 12/11/00                              40,000,000        39,970,509
Hasbro Inc
  5.000% due 01/03/00                               5,000,000         4,998,611
Heart
  0.000% due 05/13/00                               1,413,548         1,413,547
Hertz Corp
  5.930% due 01/04/00                              20,000,000        19,990,117
Honda Auto Least Trust
  5.445% due 08/15/00                               7,115,794         7,115,794
IBM Corp
  6.375% due 06/15/00                               2,000,000         2,007,151
IKON Office Solutions Inc
  5.110% due 06/15/00                               3,404,285         3,404,285
IPALCO Enterprises
  5.800% due 02/22/00                              17,400,000        17,254,227
  5.870% due 02/08/00                               8,000,000         7,950,431
John Deere Owner Trust
  4.998% due 06/19/00                               1,147,008         1,147,008
LA Pension
  8.000% due 06/30/00                               5,000,000         5,037,292
Lowes Corp
  6.650% due 02/16/00                              10,000,000        10,004,976
Motiva Enterprise
  5.830% due 01/11/00                              15,000,000        14,975,708
  5.960% due 01/27/00                              20,000,000        19,913,911
Motorola Inc
  5.150% due 01/27/00                               9,600,000         9,564,293
Navister Financial Corp Owner Trust
  5.002% due 06/15/00                               1,404,552         1,404,551
Newcourt Credit Group
  5.971% due 08/20/00                              12,030,172        12,030,172
Newell Rubbermaid Inc
  5.850% due 01/07/00                              22,000,000        21,978,550
Norfolk Southern Corp
  5.800% due 06/15/00                               6,250,000         6,250,000
Pacific Gas & Electric Corp
  5.500% due 01/20/00                               5,500,000         5,484,035
  5.950% due 01/18/00                              13,410,000        13,372,322
  5.960% due 01/19/00                              14,800,000        14,755,896
Potomac Electric Power Corp
  5.770% due 01/21/00                              19,400,000        19,337,812
Sallie Mae
  5.745% due 06/30/00                              20,000,000        19,998,805
  5.916% due 06/08/00                              25,000,000        24,998,325
Snap On Inc
  6.100% due 01/27/00                              20,500,000        20,409,686
  6.470% due 01/18/00                              25,000,000        24,923,618
Southern Co
  5.900% due 02/04/00                              20,000,000        19,888,556
Tampa Electric Co
  5.750% due 05/01/00                               1,000,000         1,001,876

See Notes to Financial Statements

PACIFIC SELECT FUND
MONEY MARKET PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------
                                                 Principal
                                                   Amount               Value
                                                 ---------              -----
Textron Financial Inc
  5.850% due 01/18/00                           $20,000,000          $19,944,750
  6.190% due 05/15/00                            20,000,000           19,995,348
Wal-Mart Stores Inc
  5.250% due 01/06/00                            18,135,000           18,121,777
Walt Disney Co
  5.800% due 01/28/00                            20,000,000           19,913,000
Weyerhaeuser Co
  6.780% due 02/24/00                            20,000,000           20,041,886
                                                                  --------------
Total Commercial Paper                                             1,057,512,762
                                                                  --------------
SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.03%

State Street Bank and Trust
  2.000% due 01/03/00
  (Dated 12/31/99, repurchase price
  of $279,016; collateralized by U.S.
  Treasury Notes--market value
  $280,700 and due 05/31/01)                        279,000              279,000
                                                                  --------------
Total Securities Held Under Repurchase
  Agreement                                                              279,000
                                                                  --------------
Total Short-Term Investments
  (Cost $1,057,791,762)                                            1,057,791,762
                                                                  --------------

TOTAL MONEY MARKET PORTFOLIO
  (COST $1,057,791,762)                                           $1,057,791,762
                                                                  ==============
See Notes to Financial Statements

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments
December 31, 1999
--------------------------------------------------------------------------------
                                                                      Market
                                                        Shares         Value
                                                        ------        -------
CONVERTIBLE PREFERRED STOCKS - 0.78%

Consumer Discretionary - 0.78%

CSC Holdings Inc *                                      11,469       $1,255,892
Primedia Inc 'H'                                        25,000        2,181,250
                                                                    -----------
                                                                      3,437,142
                                                                    -----------
Total Convertible Preferred Stocks
  (Cost $3,244,738)                                                   3,437,142
                                                                    -----------

COMMON STOCKS WARRANTS - 0.12%

Consumer Discretionary - 0.12%

Globalstar Telecommunications Ltd *                      1,250          241,050
Splitrock Services Inc *                                 2,500          268,750
                                                                    -----------
                                                                        509,800
                                                                    -----------
Total Common Stocks
  (Cost $5)                                                             509,800
                                                                    -----------

                                                  Principal
                                                   Amount
                                                  --------
CORPORATE BONDS & NOTES - 79.63%

Autos & Transportation - 4.67%

Accuride Corp
  9.250% due 02/01/08                             $4,500,000          4,117,500
Amtran Inc
  9.625% due 12/15/05                              3,000,000          2,917,500
  10.500% due 08/01/04~                            1,000,000          1,005,000
Delco Remy International Inc
  10.625% due 08/01/06                             2,000,000          2,080,000
Federal-Mogul Corp
  7.750% due 07/01/06                              2,000,000          1,885,000
Hayes Lemmerz International Inc
  8.250% due 12/15/08                              2,500,000          2,312,500
Hayes Wheels International Inc
  9.125% due 07/15/07                              2,500,000          2,456,250
Holt Group Inc
  9.750% due 01/15/06                                700,000            463,750
Kitty Hawk Inc
  9.950% due 11/15/04                              1,000,000            985,000
Mascotech Inc
  4.500% due 12/15/03                              1,000,000            732,500
Westinghouse Air Brake Co
  9.375% due 06/15/05                              1,500,000          1,507,500
                                                                    -----------
                                                                     20,462,500
                                                                    -----------
Consumer Discretionary - 27.25%

Allied Waste Industries Inc
  7.875% due 01/01/09                              2,500,000          2,221,875
  10.000% due 08/01/09~                            5,000,000          4,500,000
Avis Rent A Car Inc
  11.000% due 05/01/09                             4,500,000          4,747,500
Capstar Hotel Co
  8.750% due 08/15/07                              1,500,000          1,389,375
Chancellor Media Corp
  9.000% due 10/01/08                              3,000,000          3,135,000
  10.500% due 01/15/07                             1,500,000          1,635,000
CKE Restaurants Inc
  9.125% due 05/01/09                              1,500,000          1,140,000
CSC Holdings Inc
  7.875% due 12/15/07                              3,000,000          2,970,000
  9.250% due 11/01/05                              2,000,000          2,060,000
Falcon Holdings Group
  8.375% due 04/15/10                              1,000,000          1,013,750
Ferrellgas Partners
  9.375% due 06/15/06                              3,000,000          2,985,000
Foodmaker Inc
  8.375% due 04/15/08                              2,500,000          2,334,375
Fox Family Worldwide
  9.250% due 11/01/07                              3,000,000          2,782,500
Garden State Newspapers Inc
  8.625% due 07/01/11                              1,500,000          1,380,000
  8.750% due 10/01/09                              2,000,000          1,870,000
Globalstar/LP Capital Corp
  10.750% due 11/01/04~                            1,500,000            975,000
  11.375% due 02/15/04                             2,250,000          1,575,000
Granite Broadcasting
  8.875% due 05/15/08                              1,500,000          1,447,500
Gray Communications Systems
  10.625% due 10/01/06                             1,000,000          1,037,500
Group Maintenance America
  9.750% due 01/15/09                              1,700,000          1,695,750
Harrahs Operating Company Inc
  7.875% due 12/15/05                              2,000,000          1,942,500
HMH Properties Inc
  7.875% due 08/01/08                              2,000,000          1,792,500
Hollinger International Inc
  8.625% due 03/15/05                              2,500,000          2,481,250
Hollywood Park Inc
  9.250% due 02/15/07                              1,000,000            996,250
Holmes Products Corp
  9.875% due 11/15/07                                500,000            367,500
Host Marriott Corp
  8.375% due 02/15/06                              1,000,000            945,000
International Game Technology
  8.375% due 05/15/09                              4,000,000          3,850,000
Iron Mountain Inc
  10.125% due 10/01/06                             2,000,000          2,045,000
IT Group Inc
  11.250% due 04/01/09                             1,000,000          1,015,000
John Q Hammons Hotels LP
  8.875% due 02/15/04                                500,000            458,750
  9.750% due 10/01/05                              3,000,000          2,775,000
Lenfest Communications Inc
  8.250% due 02/15/08                              2,000,000          2,020,000
Loews Cineplex Entertainment
  8.875% due 08/01/08                              2,000,000          1,775,000
Loral Space & Communications
  9.500% due 01/15/06                              2,000,000          1,810,000
Mohegan Tribeal Gaming Authority
  8.750% due 01/01/09                              1,500,000          1,485,000

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------
                                                  Principal        Market
                                                    Amount          Value
                                                   --------        -------
Nebraska Book Company Inc
  8.750% due 02/15/08                            $4,000,000       $3,540,000
Pegasus Communications Corp
  9.625% due 10/15/05                             2,000,000        2,030,000
  9.750% due 12/01/06                             2,000,000        2,030,000
Premier Parks Inc
  9.250% due 04/01/06                             2,500,000        2,468,750
  9.750% due 06/15/07                             2,500,000        2,500,000
Prime Hospitality Inc
  9.750% due 04/01/07                             3,000,000        2,970,000
Primedia Inc
  8.500% due 02/01/06                             2,500,000        2,475,000
Rent A Center Inc
  11.000% due 08/15/08                            3,250,000        3,355,625
Rose Hills Acquisition Corp
  9.500% due 11/15/04                             3,500,000        2,817,500
Safety-Kleen Services
  9.250% due 06/01/08                             2,000,000        1,985,000
SFX Entertainment Inc
  9.125% due 02/01/08                             3,500,000        3,342,500
Sinclair Broadcast Group 'A'
  8.750% due 12/15/07                             1,000,000          927,500
  9.000% due 07/15/07                             3,000,000        2,827,500
Splitrock Services Inc
  11.750% due 07/15/08                            2,500,000        2,350,000
Stater Brothers Holdings Inc
  10.750% due 08/15/06                            1,500,000        1,526,250
Station Casinos Inc
  10.125% due 03/15/06                            1,000,000        1,025,000
Sun International Hotels
  8.625% due 12/15/07                             1,000,000          935,000
  9.000% due 03/15/07                             3,750,000        3,581,250
T/SF COMM Corp
  10.375% due 11/01/07                            1,000,000          965,000
TV Guide Inc
  8.125% due 03/01/09                             3,500,000        3,508,750
URS Corp
  12.250% due 05/01/09                            2,000,000        2,060,000
Young America Corp
  11.625% due 02/15/06                            2,000,000        1,550,000
                                                                ------------
                                                                 119,424,500
                                                                ------------
Consumer Staples - 4.05%

Aurora Foods Inc
  9.875% due 02/15/07                             2,900,000        2,954,375
B&G Foods Inc
  9.625% due 08/01/07                             1,000,000          892,500
Carrols Corp
  9.500% due 12/01/08                             2,500,000        2,287,500
Chiquita Brands International Inc
  9.125% due 03/01/04                               500,000          362,500
  10.250% due 11/01/06                            1,500,000        1,087,500
Eagle Family Foods Inc
  8.750% due 01/15/08                             3,000,000        2,325,000
Imperial Holly Corp
  9.750% due 12/15/07                             3,000,000        2,205,000
Riverwood International Co
  10.250% due 04/01/06                            2,000,000        2,035,000
Riverwood International Corp
  10.625% due 08/01/07                            1,000,000        1,035,000
Sleepmaster LLC
  11.000% due 05/15/09~                           2,500,000        2,556,250
                                                                ------------
                                                                  17,740,625
                                                                ------------
Financial Services - 3.45%

Bank United Corp
  8.875% due 05/01/07                             2,000,000        1,957,500
Bear Island
  10.000% due 12/01/07                            3,000,000        2,947,500
SouthTrust Corp
  5.000% due 12/15/03                               850,000          733,125
Sovereign Bancorp Inc
  10.250% due 05/15/04                            1,000,000        1,015,000
  10.500% due 11/15/06                            2,500,000        2,562,500
United Rentals Inc
  9.000% due 04/01/09                             4,000,000        3,800,000
Willis Corroon Corp
  9.000% due 02/01/09                             2,500,000        2,093,750
                                                                ------------
                                                                  15,109,375
                                                                ------------
Health Care - 2.05%

Dade International Inc
  11.125% due 05/01/06                            1,500,000        1,470,000
Genesis Health Ventures Inc
  9.875% due 01/15/09                               500,000          207,500
Tenet Healthcare Corp
  8.125% due 12/01/08                             4,000,000        3,740,000
  8.625% due 01/15/07                             3,000,000        2,910,000
ThermoTrex Corp
  3.250% due 11/01/07                             1,000,000          681,250
                                                                ------------
                                                                   9,008,750
                                                                ------------
Integrated Oils - 1.61%

Clark R&M Inc
  9.228% due 11/15/04                             1,500,000          975,000
Georgia Gulf Corp
  0.000% due 11/01/02~                              500,000          524,375
Giant Industries
  9.750% due 11/15/03                             2,000,000        1,945,000
Tesoro Petroleum Corp
  9.000% due 07/01/08                             3,750,000        3,600,000
                                                                ------------
                                                                   7,044,375
                                                                ------------
Materials & Processing - 7.29%

AK Steel Holding Corp
  7.875% due 02/15/09                             2,000,000        1,900,000
Atrium Companies Inc
  10.500% due 05/01/09                            3,500,000        3,434,375
Ball Corp
  8.250% due 08/01/08                             2,000,000        1,930,000
Ispat Inland LP Senior Security Credit 'B'
  7.577% due 07/14/05                             2,468,750        2,456,406
Ispat Inland LP Senior Security Credit 'C'
  8.077% due 07/14/06                             2,468,750        2,456,406
Lyondell Chemical Co
  9.625% due 05/01/07                             2,000,000        2,055,000

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------
                                                    Principal          Market
                                                      Amount            Value
                                                     --------          -------
Nortek Inc
  8.875% due 08/01/08                              $3,375,000         $3,223,125
P&L Coal Holdings
  8.875% due 05/15/08                               3,000,000          2,977,500
  9.625% due 05/15/08                               2,000,000          1,965,000
Polymer Group Inc
  9.000% due 07/01/07                               3,000,000          2,925,000
Ryerson Tull Inc
  9.125% due 07/15/06                               1,000,000          1,005,000
Wesco Distributor
  9.125% due 06/01/08                               3,000,000          2,835,000
Wheeling Pittsburgh Corp
  9.250% due 11/15/07                               3,000,000          2,805,000
                                                                     -----------
                                                                      31,967,812
                                                                     -----------
Other Energy - 5.98%

AES Corp
  8.000% due 12/31/08                               1,000,000            920,000
  8.500% due 11/01/07                               4,500,000          4,230,000
  10.250% due 07/15/06                              4,000,000          4,080,000
Calpine Corp
  7.750% due 04/15/09                               1,500,000          1,425,000
  8.750% due 07/15/07                               1,000,000          1,007,500
  10.500% due 05/15/06                              1,500,000          1,578,750
Comstock Resources Inc
  11.250% due 05/01/07                              2,000,000          2,055,000
Cross Timbers Oil Co
  8.750% due 11/01/09                               1,500,000          1,440,000
DI Industries
  8.875% due 07/01/07                               1,750,000          1,605,625
HS Resources Inc
  9.250% due 11/15/06                               2,500,000          2,487,500
  9.875% due 12/01/03                               2,350,000          2,355,875
R&B Falcon Corp
  9.500% due 12/15/08                               3,000,000          3,022,500
                                                                     -----------
                                                                      26,207,750
                                                                     -----------
Producer Durables - 5.76%

BE Aerospace Inc
  9.875% due 02/01/06                               2,500,000          2,425,000
Blount Inc
  13.000% due 08/01/09~                             2,500,000          2,650,000
Columbus McKinnon Corp
  8.500% due 04/01/08                               3,500,000          3,106,250
Graham Packaging Co
  9.223% due 01/15/08                               3,500,000          3,272,500
L-3 Communications Holdings Inc
  8.000% due 08/01/08                               1,500,000          1,383,750
  8.500% due 05/15/08                               3,500,000          3,298,750
Packaging Corp of America
  9.625% due 04/01/09                               1,000,000          1,026,250
Portala Packing Inc
  10.750% due 10/01/05                              2,000,000          2,010,000
United Defense Industries
  8.750% due 11/15/07                               4,000,000          3,840,000
Viasystems Inc
  9.750% due 06/01/07                               4,000,000          2,250,000
                                                                     -----------
                                                                      25,262,500
                                                                     -----------

Technology - 3.58%

Exodus Communications Inc
  10.750% due 12/15/09~                             1,000,000          1,022,500
Orion Network
  11.250% due 01/15/07                              1,250,000            943,750
PSINet Inc
  10.000% due 02/15/05                              4,000,000          3,975,000
  10.500% due 12/01/06~                               500,000            506,250
  11.000% due 08/01/09                              1,500,000          1,552,500
  11.500% due 11/01/08                              1,000,000          1,050,000
Telewest Communications PLC
  0.000% due 04/15/04~                                750,000            476,250
  9.625% due 10/01/06                               4,000,000          4,060,000
  11.250% due 11/01/08                                500,000            545,000
Verio Inc
  10.625% due 11/15/09~                             1,500,000          1,545,000
                                                                     -----------
                                                                      15,676,250
                                                                     -----------
Utilities - 13.94%

Adelphia Communications Corp
  7.750% due 01/15/09                               2,500,000          2,250,000
  8.375% due 02/01/08                               3,000,000          2,797,500
  10.250% due 07/15/00                              1,000,000          1,011,215
Advanstar Communications
  9.250% due 05/01/08                               3,500,000          3,311,875
BTI Telecom Corp
  10.500% due 09/15/07                              2,000,000          1,920,000
CapRock Communications Corp
  11.500% due 05/01/09                              3,000,000          3,078,750
Charter Communications Holdings
  8.625% due 04/01/09                               3,000,000          2,786,250
Hyperion Telecommunications Inc
  12.000% due 11/01/07                              1,000,000          1,070,000
ICG Holdings Inc
  0.00% due 05/01/01                                2,000,000          1,505,000
ICG Services Inc
  0.00% due 02/15/03                                2,000,000          1,065,000
McLeodUSAInc
  0.000% due 03/01/02                               3,000,000          2,475,000
  8.125% due 02/15/09                               2,000,000          1,875,000
  9.250% due 07/15/07                               2,000,000          2,007,500
MetroMedia Fiber Network Inc
  10.000% due 12/15/09                              1,500,000          1,545,000
Nextel Communications Inc
  9.375% due 11/15/09                               6,500,000          6,402,500
NEXTLINK Communications Inc
  10.750% due 11/15/08                              3,000,000          3,105,000
  10.750% due 06/01/09                              3,000,000          3,097,500
NEXTLINK Communications Inc Step up
  0.000% due 12/01/09~                              1,750,000          1,028,125
Omnipoint Corp
  11.500% due 09/15/09~                               500,000            540,000
RCN Corp
  10.125% due 01/15/10                                500,000            500,000
Rogers Corp
  8.300% due 10/01/07                               3,000,000          3,045,000
  9.375% due 06/01/08                               1,000,000          1,045,000
  10.000% due 03/15/05                              1,500,000          1,612,500
  10.000% due 12/01/07                              1,000,000          1,060,000

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------
                                                   Principal          Market
                                                     Amount            Value
                                                    --------          -------
Telecorp PCS Inc
  0.00% due 04/15/09                               $3,000,000        $1,905,000
Triton PCS Inc
  0.00% due 05/01/08                                3,000,000         2,137,500
VoiceStream Wireless Corp
  0.000% due 11/15/04~                              2,000,000         1,210,000
  10.375% due 11/15/09~                             3,500,000         3,622,500
Williams Communications Group Inc
  10.875% due 10/01/09                              2,000,000         2,100,000
                                                                   ------------
                                                                     61,108,715
                                                                   ------------
Total Corporate Bonds & Notes
  (Cost $364,488,425)                                               349,013,152
                                                                   ------------

CONVERTIBLE CORPORATE BONDS & NOTES - 1.32%

Consumer Staples - 0.23%

Chiquita Brands International Inc
  7.000% due 03/28/01                               1,360,000           992,800
                                                                   ------------
                                                                        992,800
                                                                   ------------
Producer Durables - 0.64%

FMC Corp
  6.750% due 01/16/05                                 500,000           433,125
Thermo Instruement Corp
  4.000% due 01/15/05                               3,000,000         2,373,750
                                                                   ------------
                                                                      2,806,875
                                                                   ------------
Technology - 0.26%

Network Association
  0.000% due 02/13/18                               3,000,000         1,132,500
                                                                   ------------
                                                                      1,132,500
                                                                   ------------
Utilities - 0.19%

Rogers Corp
  2.000% due 11/26/05                               1,000,000           861,250
                                                                   ------------
                                                                        861,250
                                                                   ------------
Total Convertible Corporate Bonds & Notes
  (Cost $5,681,292)                                                   5,793,425
                                                                   ------------

U.S. TREASURY BONDS - 0.66%

  5.625% due 02/15/06                               3,000,000         2,871,564
                                                                   ------------
Total U.S. Treasury Bonds
  (Cost $3,061,931)                                                   2,871,564
                                                                   ------------

U.S. TREASURY NOTES - 0.68%

  5.875% due 11/30/01                               3,000,000         2,982,189
                                                                   ------------
Total U.S. Treasury Notes
  (Cost $3,019,786)                                                   2,982,189
                                                                   ------------
FOREIGN BONDS - 13.51%

Bermuda - 1.83%

Global Crossing Holdings Ltd
  9.125% due 11/15/06                               1,000,000           993,750
  9.500% due 11/15/09~                              1,000,000           990,000
  9.625% due 05/15/08                               6,000,000         6,030,000
                                                                   ------------
                                                                      8,013,750
                                                                   ------------
Brazil - 0.50%

Globo Communicaco
  10.500% due 12/20/06                              1,500,000         1,308,750
  10.500% due 12/20/06~                             1,000,000           872,500
                                                                   ------------
                                                                      2,181,250
                                                                   ------------
Canada - 1.64%

Call-Net Enterprises Inc
  0.000% due 08/15/03                               5,000,000         2,587,500
MDC Corp
  10.500% due 12/01/06                              1,500,000         1,488,750
Pacifica Papers Inc
  10.000% due 03/15/09                              1,000,000         1,031,250
Worldwide Fiber Inc
  12.000% due 08/01/09~                             2,000,000         2,070,000
                                                                   ------------
                                                                      7,177,500
                                                                   ------------
Germany - 0.33%

Fresensius Med Care Capital Trust
  9.000% due 12/01/06                                   1,500         1,443,750
                                                                   ------------
                                                                      1,443,750
                                                                   ------------
Mexico - 1.90%

Alestra Sa De Rl De Cv
  12.125% due 05/15/06~                             2,000,000         2,015,000
Monterrey Power SA
  9.625% due 11/15/09~                              2,500,000         2,281,250
Petro Mexicanos
  8.850% due 09/15/07                               1,000,000           960,000
  9.375% due 12/02/08                               2,000,000         2,055,000
United Mexican States
  9.875% due 01/15/07                               1,000,000         1,037,500
                                                                   ------------
                                                                      8,348,750
                                                                   ------------
Netherlands - 3.54%

Hermes Euro Rail
  10.375% due 01/15/09                              3,500,000         3,473,750
Kappa Beheer BV
  10.625% due 07/15/09~                             2,000,000         2,090,000
United Pan Europe Communications NV
  10.875% due 11/01/07~                             2,000,000         2,040,000
  10.875% due 08/01/09                              4,000,000         4,070,000
Versatel Telecom International NV
  11.875% due 07/15/09                              3,750,000         3,825,000
                                                                   ------------
                                                                     15,498,750
                                                                   ------------

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------
                                                    Principal          Market
                                                      Amount           Value
                                                     --------         -------
Philippines - 1.20%

Globe Telecom Inc
  13.000% due 08/01/09~                            $1,500,000        $1,627,500
Philippine Long Distance
  9.250% due 06/30/06                               3,000,000         2,854,857
Philippines Long Distance
  8.350% due 03/06/17                               1,000,000           799,735
                                                                   ------------
                                                                      5,282,092
                                                                   ------------
Poland - 1.05%

Netia Holdings BV
  10.250% due 11/01/07                              2,500,000         2,106,250
  13.125% due 06/15/09                              1,000,000         1,032,500
PTC International FIN
  11.250% due 12/01/09~                             1,500,000         1,477,500
                                                                   ------------
                                                                      4,616,250
                                                                   ------------
Turkey - 0.24%

TURKCELL
  12.750% due 08/01/05~                             1,000,000         1,038,750
                                                                   ------------
                                                                      1,038,750
                                                                   ------------
United Kingdom - 1.28%

Dialog Corp Plc
  11.000% due 11/15/07                              3,000,000         1,500,000
Orange PLC
  9.000% due 06/01/09                               2,000,000         2,110,000
Regional Independent Media Group
  10.500% due 07/01/08                              1,500,000         1,528,125
Swiss Life Finance
  2.000% due 05/20/03~                                500,000           492,500
                                                                   ------------
                                                                      5,630,625
                                                                   ------------
Total Foreign Bonds
  (Cost $62,351,275)                                                 59,231,467
                                                                   ------------

                                                                        Value
                                                                       -------
SHORT-TERM INVESTMENTS - 3.30%

COMMERCIAL PAPER - 3.29%

CIT Group Holdings
  5.850% due 01/05/00                               1,770,000         1,768,850
Fluor Corp
  5.960% due 01/25/00                                 510,000           507,974
Ford Motor Credit
  5.460% due 01/20/00                               3,700,000         3,689,338
General Mills Inc
  5.870% due 01/05/00                               2,525,000         2,523,353
Hertz Corp
  6.680% due 01/10/00                               1,325,000         1,322,787
Procter & Gamble Co
  5.860% due 01/11/00                               2,770,000         2,765,491
Wal-Mart Stores Inc
  5.250% due 01/06/00                               1,865,000         1,863,640
                                                                   ------------
Total Commercial Paper                                               14,441,433
                                                                   ------------

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.01%

State Street Bank and Trust
  2.000% due 01/03/00
  (Dated 12/31/99, repurchase price
  of $42,007; collateralized by U.S.
  Treasury Bonds--market value
  $43,763 and due 02/15/15)                            42,000            42,000
                                                                   ------------
Total Securities Held Under Repurchase
  Agreement                                                              42,000
                                                                   ------------
Total Short-Term Investments
  (Cost $14,483,433)                                                 14,483,433
                                                                   ------------


TOTAL HIGH YIELD BOND PORTFOLIO
  (COST $456,330,885)                                              $438,322,172
                                                                   ============


Notes to Schedule of Investments
--------------------------------
(a) At December 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                     $456,330,885
                                                                   ============
Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                             $5,313,958

Aggregate gross unrealized depreciation for all investments in which there was
an excess of tax cost over value                                    (23,322,671)
                                                                   ------------

Net unrealized depreciation                                        ($18,008,713)
                                                                   ============

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
LARGE-CAP VALUE PORTFOLIO
Schedule of Investments
December 31, 1999
--------------------------------------------------------------------------------
                                                                       Market
                                                      Shares           Value
                                                     --------         -------
COMMON STOCKS - 83.84%

Autos & Transportation - 0.70%

Union Pacific Corp                                    18,100        $   789,612
United Parcel Services                                 5,700            393,300
                                                                    -----------
                                                                      1,182,912
                                                                    -----------
Consumer Discretionary - 6.99%

Costco Cos Inc *                                      28,700          2,618,875
Dayton Hudson Corp                                    41,500          3,047,656
Delhaize America Inc                                  69,600          1,413,750
Federated Department Stores *                         58,100          2,937,681
Viacom Inc                                            29,000          1,752,687
                                                                    -----------
                                                                     11,770,649
                                                                    -----------
Consumer Staples - 10.87%

Coca-Cola Enterprises Inc                             65,900          1,326,237
Nabisco Group Holdings Corp 'A'                      242,100          2,572,312
Pepsi Bottling Group Inc                             187,300          3,102,156
Philip Morris Companies Inc                           83,100          1,926,881
Ralston Purina Group                                 105,900          2,951,962
RJ Reynolds Tobacco Holdings                          49,600            874,200
Safeway Inc *                                         93,600          3,328,650
Tyson Foods Inc 'A'                                  135,900          2,208,375
                                                                    -----------
                                                                     18,290,773
                                                                    -----------
Financial Services - 18.17%

American Express Co                                   16,200          2,693,250
American General Corp                                 24,200          1,836,175
Associates First Capital Corp                         49,200          1,349,925
Bank of New York Co Inc                               92,800          3,712,000
Chase Manhattan Corp                                  37,800          2,936,588
Comerica Inc                                          53,900          2,516,456
FHLMC                                                 39,000          1,835,438
Fleet Boston Corp                                     71,500          2,489,094
Goldman Sachs Group Inc                               26,400          2,486,550
Household International Inc                           56,300          2,097,175
Morgan Stanley Dean Witter Co                         33,500          4,782,125
UNUM Corp                                             57,800          1,853,213
                                                                    -----------
                                                                     30,587,989
                                                                    -----------
Health Care - 7.89%

Abbott Laboratories Inc                               46,400          1,684,900
American Home Products Corp                           39,000          1,538,063
Becton Dickinson & Co                                 75,500          2,019,625
Lilly (Eli) & Co                                      42,200          2,806,300
Merck & Co Inc                                        37,000          2,481,313
Pharmacia & Upjohn Inc                                61,000          2,745,000
                                                                    -----------
                                                                     13,275,201
                                                                    -----------
Integrated Oils - 6.60%

Amerada Hess Corp                                     31,700          1,798,975
Atlantic Richfield Co                                 25,000          2,162,500
Coastal Corp                                          42,300          1,499,006
Conoco Inc *                                          99,500          2,462,625
Unocal Corp                                           49,600          1,664,700
USX-Marathon Group                                    61,200          1,510,875
                                                                    -----------
                                                                     11,098,681
                                                                    -----------
Materials & Processing - 5.80%

Alcatel Alsthom SA                                    80,800          3,636,000
Alcoa Inc                                             33,700          2,797,100
International Paper Co                                59,100          3,335,456
                                                                    -----------
                                                                      9,768,556
                                                                    -----------
Other Energy - 2.25%

Burlington Resources Inc                              74,400          2,459,850
Williams Cos Inc                                      43,600          1,332,525
                                                                    -----------
                                                                      3,792,375
                                                                    -----------
Producer Durables - 3.03%

Honeywell International Inc                           46,700          2,694,006
Ingersoll-Rand Co                                     43,600          2,400,725
                                                                    -----------
                                                                      5,094,731
                                                                    -----------
Technology - 12.47%

3Com Corp *                                           48,000          2,256,000
Compuware Corp *                                      58,100          2,164,225
Corning Inc                                           22,000          2,836,625
General Motors 'H' *                                  10,200            979,200
Hewlett-Packard Co                                    31,700          3,611,819
IBM Corp                                              31,300          3,380,400
Intel Corp                                            28,200          2,321,213
Seagate Technology Inc *                              73,900          3,440,969
                                                                    -----------
                                                                     20,990,451
                                                                    -----------
Utilities - 9.07%

AT&T Corp - Liberty Media Group 'A' *                 53,200          3,019,100
Bell Atlantic Corp                                    54,400          3,349,000
GTE Corp                                              45,400          3,203,538
MCI WorldCom Inc *                                    52,200          2,769,863
SBC Communications Inc                                59,900          2,920,125
                                                                    -----------
                                                                     15,261,626
                                                                    -----------
Total Common Stocks
  (Cost $139,543,131)                                               141,113,944
                                                                    -----------

FOREIGN COMMON STOCKS - 7.57%

Australia - 2.45%

News Corp Ltd                                        123,500          4,129,531
                                                                    -----------
                                                                      4,129,531
                                                                    -----------
Canada - 1.65%

Canadian National Railway Co                          59,100          1,555,069
Canadian Pacific Ltd                                  57,000          1,229,062
                                                                    -----------
                                                                      2,784,131
                                                                    -----------
France - 1.91%

TOTAL Fina S.A                                        46,400          3,213,200
                                                                    -----------
                                                                      3,213,200
                                                                    -----------

See Notes to Financial Statements             See explanation of symbols on D-69

PACIFIC SELECT FUND
LARGE-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 1999
--------------------------------------------------------------------------------
                                                                        Market
                                                      Shares            Value
                                                      -------          -------
Netherlands - 1.56%

Royal Dutch Petroleum Guilder                         43,300       $  2,616,944
                                                                   ------------
                                                                      2,616,944
                                                                   ------------
Total Foreign Common Stocks
  (Cost $12,481,846)                                                 12,743,806
                                                                   ------------
                                                   Principal
                                                     Amount
                                                   ---------

CONVERTIBLE CORPORATE BONDS & NOTES - 0.91%

Consumer Discretionary - 0.91%

NTL Inc
  5.750% due 12/15/09                               $750,000            810,000
  7.000% due 12/15/08                                275,000            727,375
                                                                   ------------
                                                                      1,537,375
                                                                   ------------
Total Convertible Corporate Bonds & Notes
  (Cost $1,115,688)                                                   1,537,375
                                                                   ------------

PUT OPTIONS - 0.05%

American Express Co
  Strike @ 170.00 Exp. 01/00
  16,200 Contracts                                                       71,732
Texas Instruments Inc
  Strike @ 57.50 Exp. 01/00
  21,400 Contracts                                                       15,105
                                                                   ------------
Total Put Options
  (Cost $198,618)                                                        86,837
                                                                   ------------

                                                                       Value
                                                                       -----

SHORT-TERM INVESTMENT - 7.63%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 7.63%

State Street Bank and Trust
  3.000% due 01/03/00
  (Dated 12/31/99, repurchase price
  of $12,846,211; collateralized by U.S.
  Treasury Bonds--market value
  $13,102,906 and due 08/15/17)                   12,843,000         12,843,000
                                                                   ------------
Total Securities Held Under Repurchase
  Agreement                                                          12,843,000
                                                                   ------------
Total Short-Term Investment
  (Cost $12,843,000)                                                 12,843,000
                                                                   ------------


TOTAL LARGE-CAP VALUE PORTFOLIO
  (COST $166,182,283)                                              $168,324,962
                                                                   ============
Notes to Schedule of Investments
--------------------------------

(a) At December 31, 1999, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                     $166,182,283
                                                                   ============
Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                           $ 15,362,640

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                          (13,219,961)
                                                                   ------------

Net unrealized appreciation                                        $  2,142,679
---------------------------                                        ============

--------------------------------------------------------------------------------

Explanation of Symbols for Schedules of Investments
---------------------------------------------------

~ Securities purchased in a private placement transaction; resale to the public may require registration.

#    Forward buy contract.

+ Securities are valued under procedures established by the Board of Trustees.

*    Non-income producing securities.

** Securities have been fully/partially segregated with the custodian to cover margin requirements for open futures contracts as of December 31, 1999.

++ Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
--------------------------------------------------------------------------------

See Notes to Financial Statements

                              PACIFIC SELECT FUND
                         NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION

   The Pacific Select Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company, organized as a Massachusetts business trust on May 4, 1987. The Fund currently consists of eighteen separate portfolios (the "Portfolios"): the Aggressive Equity Portfolio, the Emerging Markets Portfolio, the Growth Portfolio, the Bond and Income Portfolio, the Equity Portfolio, the Multi-Strategy Portfolio, the Equity Income Portfolio, the Growth LT Portfolio, the Mid-Cap Value Portfolio, the Equity Index Portfolio, the Small-Cap Index Portfolio, the REIT Portfolio, the International Portfolio, the Government Securities Portfolio, the Managed Bond Portfolio, the Money Market Portfolio, the High Yield Bond Portfolio, and the Large-Cap Value Portfolio. The assets of each Portfolio are segregated and a shareholder's interest is limited to the Portfolio in which shares are owned. The investment objective of each Portfolio is summarized in the following table:

--------------------------------------------------------------------------------
Aggressive Equity      Capital appreciation.
--------------------------------------------------------------------------------
Emerging Markets       Long-term growth of capital.
--------------------------------------------------------------------------------
Growth                 Growth of capital.
--------------------------------------------------------------------------------
Bond and Income        Total return and income consistent with prudent
                       investment management.
--------------------------------------------------------------------------------
Equity                 Capital appreciation. Current income is of secondary
                       importance.
--------------------------------------------------------------------------------
Multi-Strategy         High total return.
--------------------------------------------------------------------------------
Equity Income          Long-term growth of capital and income.
--------------------------------------------------------------------------------
Growth LT              Long-term growth of capital consistent with the
                       preservation of capital.
--------------------------------------------------------------------------------
Mid-Cap Value          Capital appreciation.
--------------------------------------------------------------------------------
Equity Index           Investment results that correspond to the total return of
                       common stocks publicly traded in the United States.
--------------------------------------------------------------------------------
Small-Cap Index        Investment results that correspond to the total return of
                       an index of small capitalization companies.
--------------------------------------------------------------------------------
REIT                   Current income and long-term capital appreciation.
--------------------------------------------------------------------------------
International          Long-term capital appreciation primarily through
                       investment in equity securities of corporations domiciled
                       in countries other than the United States.
--------------------------------------------------------------------------------
Government Securities  Maximize total return consistent with prudent investment management.
--------------------------------------------------------------------------------
Managed Bond           Maximize total return consistent with prudent investment
                       management.
--------------------------------------------------------------------------------
Money Market           Current income consistent with preservation of capital.
--------------------------------------------------------------------------------
High Yield Bond        High level of current income.
--------------------------------------------------------------------------------
Large-Cap Value        Long-term growth of capital. Current income is of
                       secondary importance.
--------------------------------------------------------------------------------

   At December 31, 1999, shares of the Fund were offered only to Pacific Select Separate Account, Pacific Select Exec Separate Account, Pacific COLI Separate Account, Pacific COLI Separate Account II, Pacific COLI Separate Account III, Pacific Select Variable Annuity Separate Account, Separate Account A and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company ("Pacific Life").

   The Fund commenced operations on January 4, 1988. All Portfolios began operations at that date, except the Equity Index Portfolio which commenced operations on January 30, 1991, the Growth LT Portfolio which commenced operations on January 4, 1994, the Aggressive Equity Portfolio and the Emerging Markets Portfolio which commenced operations on April 1, 1996, the Mid-Cap Value Portfolio, the Small-Cap Index Portfolio, the REIT Portfolio, and the Large-Cap Value Portfolio which commenced operations on January 4, 1999, and the Equity Portfolio and the Bond and Income Portfolio which commenced operations on October 19, 1983 as series of the Pacific Corinthian Variable Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   A. Portfolio Valuation

   The net asset value per share is calculated separately for each Portfolio. The net asset value per share is determined by dividing the value of each Portfolio's net assets by the number of outstanding shares of the Portfolio. Portfolio securities are valued and the net asset value per share is determined at or about 4:00 p.m. New York City time on each day the New York Stock Exchange is open.

   Portfolio securities for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales price, or, if no sales are reported, the mean between the representative bid and asked quotations obtained from a quotation reporting system or from established market makers. In other cases, securities are valued at their fair value as determined in good faith pursuant to procedures established by the Board of Trustees of the Fund (such valuation methods were used for approximately 7% and 14% of the Government Securities and Managed Bond Portfolios' investments, respectively, at December 31, 1999). Money market instruments are valued at amortized cost which approximates market value.

   B. Securities Transactions and Investment Income

   Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolio becomes aware of the dividends. Interest income is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

   C. Foreign Currency Translation

   Foreign securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions. Pursuant to U.S. Federal income tax regulations, the Fund computes the effect of changes in foreign exchange rates from the fluctuations arising from changes in market prices on the sale of foreign currency denominated debt obligations. This foreign exchange component of the net gains or losses realized on the sales and maturities of such debt obligations is treated as ordinary income or loss for Federal income tax purposes.

   The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are reported as net realized and unrealized foreign exchange gain or loss.

   Reported net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the period-end, resulting from changes in the exchange rate. Reclassification has been made relating to foreign exchange gains or losses from the net unrealized appreciation or depreciation on investments and assets and liabilities in foreign currencies to the accumulated undistributed net investment income or loss in the accompanying Statements of Assets and Liabilities.

   D. Federal Income Taxes

   The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

   E. Foreign Taxes on Dividends

   Dividend income in the statements of operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Aggressive Equity Portfolio--$6,070; Emerging Markets Portfolio-- $248,031; Growth Portfolio--$983; Bond and Income Portfolio--$1,290; Multi-Strategy Portfolio--$26,144; Equity Income Portfolio--$97,560; Growth LT Portfolio--$127,621; Equity Index Portfolio--$229,473; Small-Cap Index Portfolio--$182; REIT Portfolio--$1,033; International Portfolio--$2,094,295; Managed Bond Portfolio--$1,857; Large-Cap Value Portfolio--$23,965.

   F. Expense Allocation

   General expenses of the Fund (including trustees, legal and audit fees, and proxy and shareholder meeting costs) are allocated among the Portfolios in proportion to their relative average daily net assets. Expenses which relate exclusively to a particular Portfolio (including advisory fees, registration fees, brokerage commissions, interest expenses and certain taxes) are borne directly by the particular Portfolio.

   G. Organization Costs

   Expenses incurred in connection with the Fund's organization and establishment of the Aggressive Equity Portfolio and the Emerging Markets Portfolio in 1996 and the public offering of the shares of those Portfolios, aggregated approximately $23,410 per Portfolio. These costs have been deferred and are being amortized over a period of five years at the rates of 10%, 15%, and 25% in years one, two, and three through five, respectively. At December 31, 1999, the unamortized balance of such expenses amounted to $5,856 each for the Aggressive Equity Portfolio and the Emerging Markets Portfolio.

   Expenses incurred in connection with the Fund's organization and establishment of the Mid-Cap Value Portfolio, the Small-Cap Index Portfolio, the REIT Portfolio, and the Large-Cap Value Portfolio in 1998 and the public offering of the shares of those Portfolios, aggregated approximately $21,015 per Portfolio. These costs were expensed and charged separately to each of the Portfolios during each Portfolio's first period of operations.

   H. Equalization

   The Fund follows the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of distributable investment income on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed investment income per share is unaffected by sales or redemptions of Fund shares.

   I. Futures Contracts

   Certain Portfolios may use futures contracts to manage their exposure to the stock markets and to fluctuations in interest rates and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period a

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)

futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin receivables or payables represent the difference between the unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund's cost of the contract. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

   J. Options on Futures Contracts

   The Government Securities and Managed Bond Portfolios wrote options on interest rate futures contracts during the year ended December 31, 1999. When the Fund writes (sells) an option, an amount equal to the premium received is recorded as an asset with an equal liability which is marked-to-market based on the option's quoted daily settlement price. Any fluctuation in the value of such an instrument is recorded as unrealized appreciation or depreciation until terminated, at which time realized gains and losses are recognized. The purposes of using options on futures contracts include hedging exposure to rising interest rates while retaining capital gain potential from falling rates and capitalizing on anticipated changes in market volatility. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the statements of assets and liabilities. Risks may include an imperfect correlation between the changes in the market values of the securities held by the Fund and the prices of futures options, an illiquid secondary market for the instruments, or the inability of counterparty to perform.

   K. Forward Foreign Currency Contracts

   Certain Portfolios may enter into forward foreign currency contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment in foreign securities. These contracts are marked-to-market daily at the applicable translation rates and any result of unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies.

   L. Repurchase Agreements

   Each Portfolio in the Fund may invest in repurchase agreements. Repurchase agreements permit the investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

3. INVESTMENT ADVISORY, AGENCY, SUPPORT SERVICES, AND DISTRIBUTION AGREEMENTS

   Pursuant to an Investment Advisory Agreement, Pacific Life serves as Investment Adviser to the Fund, and receives from the Fund the following advisory fees: for the Aggressive Equity Portfolio, an annual rate of .80% of the average daily net assets of the Portfolio; for the Emerging Markets and REIT Portfolios, an annual rate of 1.10% of average daily net assets of each of the Portfolios; for the Growth, Equity, Multi-Strategy, and Equity Income Portfolios, an annual rate of .65% of average daily net assets of each of the Portfolios; for the Bond and Income, Government Securities, Managed Bond, and High Yield Bond Portfolios, an annual rate of .60% of average daily net assets of each of the Portfolios; for the Growth LT Portfolio, an annual rate of .75% of the average daily net assets of the Portfolio; for the Mid-Cap Value, International, and Large-Cap Value Portfolios, an annual rate of .85% of average daily net assets of each of the Portfolios; for the Equity Index Portfolio, an annual rate of .25% of the first $100 million of the average daily net assets of the Portfolio, .20% of the next $100 million of the average daily net assets of the Portfolio, and .15% of the average daily net assets of the Portfolio in excess of $200 million, (effective January 1, 2000 the advisory fee changed to
 .25% of the average daily net assets of the Portfolio); for the Small-Cap Index Portfolio, an annual rate of .50% of the average daily net assets of the Portfolio; and for the Money Market Portfolio, an annual rate of .40% of the first $250 million of the average daily net assets of the Portfolio, .35% of the next $250 million of the average daily net assets of the Portfolio, and .30% of the average daily net assets of the Portfolio in excess of $500 million. The fees are accrued daily.

   The Fund and Pacific Life also entered into an Agreement for Support Services effective October 1, 1995, pursuant to which Pacific Life provides support services that are outside the scope of Pacific Life's responsibilities under the Advisory Contract. Under the Agreement, the Fund compensates Pacific Life for its expenses in providing support services to the Fund in connection with various matters including the expense of registering and qualifying the Fund on State and Federal

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)

levels, providing legal and accounting services, maintaining the Fund's legal existence, shareholders' meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. Pacific Life provides these support services to the Fund on a cost reimbursement basis.

   Pursuant to Portfolio Management Agreements, the Fund and Pacific Life employ portfolio managers for sixteen of the eighteen Portfolios of the Fund. The costs of such services are borne by Pacific Life as Investment Adviser to the Fund.

   Pursuant to an Agency Agreement, Pacific Life serves as transfer agent and dividend disbursing agent for the Fund, without remuneration from the Fund.

   Pacific Mutual Distributors, Inc., a wholly-owned subsidiary of Pacific Life, serves as distributor of the Fund's shares without remuneration from the Fund.

4. CUSTODIAN AND RECORDKEEPING AGENT

   Custodial and recordkeeping service costs are accrued under the Custody Agreements on a daily basis by the Fund on a per transaction and net asset basis for each Portfolio.

5. DISTRIBUTIONS TO SHAREHOLDERS

   The Fund currently declares and pays dividends on net investment income monthly for all the Portfolios, except the Emerging Markets Portfolio and the International Portfolio, for which dividends are declared and paid at least annually. All realized capital gains are distributed at least annually for all Portfolios. Distributions to shareholders are recorded on the ex-dividend date. All dividends are reinvested in additional shares of the related Portfolios unless a shareholder elects to receive a dividend in cash.

   Dividends on net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, wash sales, futures and options. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital.

   The Fund declared and paid sufficient dividends on net investment income and capital gains distributions during 1999 to qualify as a regulated investment company, and is not required to pay the Federal excise tax under Regulation M of the Internal Revenue Code ("the Code"). The Fund also intends to declare and distribute sufficient dividends during 2000 to avoid Federal income and capital gains taxes, pursuant to the Code. Net capital loss carryovers and post-October 31 capital losses, if any, at December 31, 1999, are available to offset future realized capital gains and thereby reduce future capital gains distributions. Post-October 31 foreign currency losses, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The approximate net capital loss carryovers and post-October capital losses and foreign currency losses deferred at December 31, 1999 were as follows:

                            Net Capital
                               Loss
                             Carryover        Expiration
                           -------------     -------------
Emerging Markets             $16,377,514       2005-2007
Bond and Income                8,971,288         2007
Government Securities         12,720,503         2007
Managed Bond                  39,104,787         2007
High Yield Bond               14,654,837       2006-2007

                                              Post-October
                            Post-October        Foreign
                              Capital          Currency
                           Loss Deferral     Loss Deferral
                           -------------     -------------
Aggressive Equity            $ 1,761,961
Emerging Markets                               $13,568
Bond and Income                  944,082        48,047
Multi-Strategy                 4,808,729
Equity Income                 29,187,975
REIT                             124,364
International                                  360,220
Government Securities          1,033,667
Managed Bond                     944,167
High Yield Bond                1,867,364

6. TRANSACTIONS WITH AFFILIATES

   The Fund has incurred $69,660,691 of investment advisory fees and $264,738 of support services expenses to Pacific Life for the year ended December 31, 1999 (Note 3). At December 31, 1999, $7,869,987 and $56,775 respectively, remained payable.

   Certain officers and directors of Pacific Life are also officers and trustees of the Fund.

7. EXPENSE REDUCTIONS

   Pacific Life has voluntarily undertaken to waive its fees or otherwise reimburse the Fund for its operating expenses, exclusive of advisory fees, additional custodial charges associated with holding foreign securities, foreign tax on dividends, interest, or gains, and extraordinary expenses, in excess of
 .25% of average daily net assets, through December 31, 2000. For the year ended December 31, 1999, the operating expenses for each of the Portfolios except for the Small-Cap Index Portfolio were below the .25% expense cap and Pacific Life had reimbursed the Small-Cap Index Portfolio totaling $96,949.

   In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)

the Fund's custodian fees and expenses. During the year ended December 31, 1999, the Fund's custodian fees and expenses were reduced by $194,039 under this arrangement.

   Both the adviser reimbursements and custodian credits are combined and shown under the caption "Expense Reductions" on the Statements of Operations.

8. SECURITIES LENDING

   The Fund may loan securities to certain brokers, dealers and other financial institutions who pay the Fund's negotiated lenders' fees. The Fund receives cash collateral, letters of credit, or U.S. Government securities in an amount equal to 102% of the market value of the loaned securities at the inception of each loan. The loans will be collateralized at all times in an amount equal to at least 100% of the market value of the securities loaned. Income generated from securities lending is included in Other Income on the Statements of Operations. At December 31, 1999, the market value of securities loaned by the Fund was $825,922,339 for which the Fund received collateral of $850,402,652. For the year ended December 31, 1999, total income generated from securities lending by the Fund were as follows:

                 Portfolios              Income
              -----------------        ----------
              Aggressive Equity           $34,564
              Emerging Markets             14,679
              Growth                       74,326
              Bond and Income               3,314
              Equity                       14,753
              Multi-Strategy               10,801
              Equity Income                15,299
              Growth LT                   481,683
              Mid-Cap Value                 6,280
              Equity Index                 24,394
              Small-Cap Index              20,799
              REIT                          2,305
              Government Securities         4,813
              Managed Bond                  5,319
              Large-Cap Value              12,194
                                       ----------
                Total                    $725,523
                                       ----------

9. CREDIT FACILITY

   In anticipation of excess redemptions on or around December 31, 1999, the Fund established a temporary revolving line of credit of $75,000,000. The variable interest rate on the line of credit was based upon the bank's Federal funding rate plus 0.50%. A commitment fee charged to the Fund was not material to the Fund. There were no borrowings on the line of credit for the year ended December 31, 1999. The line of credit was terminated in January 2000.

10. PURCHASES AND SALES OF SECURITIES

   Purchases and sales of securities (excluding short-term investments and the Money Market Portfolio since it trades exclusively in short-term debt securities) for the year ended December 31, 1999 are summarized in the following tables:

                                U.S. Government Securities
        Portfolios             Purchases            Sales
  ---------------------      -------------      -------------
  Bond and Income              $90,868,914       $103,033,210
  Multi-Strategy               843,703,363        787,143,283
  Equity Income                 10,236,430
  Government Securities      1,187,601,408      1,097,331,233
  Managed Bond               3,336,110,041      3,475,874,004
  High Yield Bond               10,231,250         10,978,281


                                     Other Securities
        Portfolios             Purchases            Sales
  ---------------------      -------------      -------------
  Aggressive Equity           $457,428,296       $301,285,287
  Emerging Markets              93,960,783         66,416,382
  Growth                       149,238,005        139,117,387
  Bond and Income              103,080,027         55,880,501
  Equity                       646,115,090        401,063,723
  Multi-Strategy               530,954,591        451,218,155
  Equity Income              1,275,039,907      1,012,729,420
  Growth LT                  2,933,089,599      2,236,026,149
  Mid-Cap Value                142,903,119         44,029,275
  Equity Index                 652,428,741         77,530,648
  Small-Cap Index              123,178,746         27,674,719
  REIT                          56,842,877          5,742,403
  International                883,373,260        605,012,854
  Government Securities        174,244,506         13,181,466
  Managed Bond                 823,865,898        158,875,624
  High Yield Bond              275,594,008        199,426,964
  Large-Cap Value              199,513,748         47,161,319

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)

11. SHARES OF BENEFICIAL INTEREST

    Transactions in Fund shares for the years ended December 31, 1999 and 1998 were as follows:


                              Aggressive Equity Portfolio    Emerging Markets Portfolio           Growth Portfolio
                                  1999          1998           1999             1998            1999           1998
                              --------------------------  --------------------------------  ----------------------------
  Beginning Balances            17,279,799    10,976,802       15,561,552       10,502,506     11,690,001     10,020,064
  Shares sold                   30,692,189    10,212,762       14,786,105        6,655,635      7,047,037      4,068,349
  Distributions reinvested       2,131,938         5,359           69,889          174,623      1,509,779      1,071,873
  Shares redeemed              (18,052,842)   (3,915,124)      (9,701,391)      (1,771,212)    (5,975,329)    (3,470,285)
                              --------------------------  --------------------------------  ----------------------------
  Ending Balances               32,051,084    17,279,799       20,716,155       15,561,552     14,271,488     11,690,001
                              --------------------------  --------------------------------  ----------------------------

                              Bond and Income Portfolio          Equity Portfolio            Multi-Strategy Portfolio
                                  1999          1998           1999             1998            1999           1998
                              --------------------------  --------------------------------  ----------------------------
  Beginning Balances            13,875,071     8,674,393       17,171,798       13,315,239     33,278,592     22,687,601
  Shares sold                    6,833,974     6,487,680       13,352,058        5,574,261     12,093,687     10,504,376
  Distributions reinvested       1,699,355       670,883        1,640,643          876,648      3,304,978      2,660,280
  Shares redeemed               (4,523,879)   (1,957,885)      (4,363,362)      (2,594,350)    (5,125,197)    (2,573,665)
                              --------------------------  --------------------------------  ----------------------------
  Ending Balances               17,884,521    13,875,071       27,801,137       17,171,798     43,552,060     33,278,592
                              --------------------------  --------------------------------  ----------------------------

                               Equity Income Portfolio          Growth LT Portfolio          Mid-Cap Value Portfolio *
                                  1999          1998           1999             1998            1999           1998
                              --------------------------  --------------------------------  ----------------------------
  Beginning Balances            46,933,977    32,938,927       48,842,241       39,129,648             --             --
  Shares sold                   20,377,767    13,266,463       33,304,753       13,850,638     12,093,830             --
  Distributions reinvested       5,013,402     4,741,512        4,956,150        1,902,343         21,753             --
  Shares redeemed               (6,984,599)   (4,012,925)     (10,414,701)      (6,040,388)    (1,882,297)            --
                              --------------------------  --------------------------------  ----------------------------
  Ending Balances               65,340,547    46,933,977       76,688,443       48,842,241     10,233,286             --
                              --------------------------  --------------------------------  ----------------------------

                                Equity Index Portfolio       Small-Cap Index Portfolio *          REIT Portfolio *
                                  1999          1998           1999             1998            1999           1998
                              --------------------------  --------------------------------  ----------------------------
  Beginning Balances            46,287,946    33,994,421               --               --             --             --
  Shares sold                   22,381,370    16,549,343       11,493,981               --      5,890,570             --
  Distributions reinvested         864,106       829,868          152,986               --        187,629             --
  Shares redeemed               (6,429,938)   (5,085,686)      (1,849,294)              --       (853,728)            --
                              --------------------------  --------------------------------  ----------------------------
  Ending Balances               63,103,484    46,287,946        9,797,673               --      5,224,471             --
                              --------------------------  --------------------------------  ----------------------------

                              International Portfolio    Government Securities Portfolio     Managed Bond Portfolio
                                  1999          1998           1999             1998            1999           1998
                              --------------------------  --------------------------------  ----------------------------
  Beginning Balances            63,043,233    47,142,608       17,345,804       12,051,232     67,320,096     42,072,937
  Shares sold                  209,009,130    75,839,873       26,362,638        9,301,422     41,200,933     25,342,250
  Distributions reinvested       3,588,759     4,302,553        1,984,037          957,236      7,178,650      3,471,301
  Shares redeemed             (184,612,660)  (64,241,801)      (3,303,265)      (4,964,086)   (10,053,433)    (3,566,392)
                              --------------------------  --------------------------------  ----------------------------
  Ending Balances               91,028,462    63,043,233       42,389,214       17,345,804    105,646,246     67,320,096
                              --------------------------  --------------------------------  ----------------------------

                              Money Market Portfolio        High Yield Bond Portfolio      Large-Cap Value Portfolio *
                                  1999          1998           1999             1998            1999           1998
                              --------------------------  --------------------------------  ----------------------------
  Beginning Balances            47,651,670    44,902,429       41,704,121       31,189,867             --             --
  Shares sold                  474,649,690   161,374,210       21,750,241       15,780,671     17,958,311             --
  Distributions reinvested       3,539,561     2,477,219        4,074,562        3,355,168         69,081             --
  Shares redeemed             (420,972,104) (161,102,188)     (16,608,654)      (8,621,585)    (2,741,942)            --
                              --------------------------  --------------------------------  ----------------------------
  Ending Balances              104,868,817    47,651,670       50,920,270       41,704,121     15,285,450             --
                              --------------------------  --------------------------------  ----------------------------

  * Portfolio commenced operations on January 4, 1999.

                                --------------

SPECIAL MEETING OF SHAREHOLDERS
(Unaudited)

   In accordance with Rule 30d-1, under the Investment Company Act of 1940, the Pacific Select Fund (the "Fund") is required to furnish certain information regarding any matters submitted to a vote of the Fund's shareholders. Shareholders of record on September 9, 1999, representing 711,085,944.76 shares of the Pacific Select Fund and its Portfolios, were notified that a Special Meeting of Shareholders (the "Meeting") would be held at the offices of the Fund on October 28, 1999. 100% of the outstanding shares were voted. A brief description of the matters voted upon as well as the voting results of the aforementioned Meeting are outlined on the following pages:

                                                                                                  Total Outstanding
                                Votes For              Votes Against            Abstentions            Shares
                                ---------              -------------            -----------       -----------------
                             Number     Percent *    Number     Percent *    Number     Percent *      Number
                             ------     ---------    ------     ---------    ------     ---------      ------
Proposal #1
-----------
To elect Lucie Moore as Trustee to the Fund's Board of Trustees.

Pacific Select Fund..... 672,116,703.51   94.52%  38,969,241.25   5.48%            0.00   0.00%    711,085,944.76

Proposal #2
-----------
To amend the Fund's Amended and Restated Agreement and Declaration of Trust to permit the Fund to issue shares in different classes to investors in different situations and to revise the Trust Agreement.

Pacific Select Fund..... 667,832,169.68   93.92%  20,997,014.69   2.95%   22,256,760.39   3.13%    711,085,944.76

Proposal #3
-----------
To adopt a proposed Brokerage Enhancement Plan under which the Fund would be authorized to direct Pacific Life and each of the Fund's portfolio managers to allocate brokerage transactions to broker-dealers in a manner that helps promote the distribution of the Fund's shares.

Aggressive Equity.......  25,006,124.95   94.90%     374,169.63   1.42%      969,679.03   3.68%     26,349,973.61
Emerging Markets........  17,195,851.40   93.14%     424,634.51   2.30%      841,884.07   4.56%     18,462,369.98
Growth..................  11,890,348.82   95.52%     292,505.18   2.35%      264,860.43   2.13%     12,447,714.43
Bond and Income.........  16,351,320.65   95.22%     333,139.70   1.94%      487,689.04   2.84%     17,172,149.39
Equity..................  23,210,665.30   94.68%     534,423.85   2.18%      769,766.47   3.14%     24,514,855.62
Multi-Strategy..........  39,098,634.71   94.97%     831,623.06   2.02%    1,239,200.70   3.01%     41,169,458.47
Equity Income...........  57,461,686.22   94.91%   1,126,106.17   1.86%    1,955,549.96   3.23%     60,543,342.35
Growth LT...............  61,714,608.32   89.90%   4,805,364.38   7.00%    2,128,089.94   3.10%     68,648,062.64
Mid-Cap Value...........   7,345,835.82   97.85%      61,559.38   0.82%       99,846.31   1.33%      7,507,241.51
Equity Index............  52,774,140.59   90.15%   4,355,403.28   7.44%    1,410,822.84   2.41%     58,540,366.71
Small-Cap Index.........   7,078,418.06   95.64%      85,852.83   1.16%      236,835.40   3.20%      7,401,106.29
REIT....................   4,043,314.12   98.20%      12,764.03   0.31%       61,349.67   1.49%      4,117,427.82
International...........  79,744,840.32   94.43%   1,883,204.43   2.23%    2,820,584.20   3.34%     84,448,628.95
Government Securities...  35,615,097.57   94.30%     993,294.87   2.63%    1,159,473.48   3.07%     37,767,865.92
Managed Bond............  93,202,020.48   94.62%   1,871,526.52   1.90%    3,427,848.56   3.48%     98,501,395.56
Money Market............  78,565,245.51   94.38%   1,872,979.47   2.25%    2,805,307.03   3.37%     83,243,532.01
High Yield Bond.........  45,408,175.34   94.85%     856,938.68   1.79%    1,608,555.29   3.36%     47,873,669.31
Large-Cap Value.........  11,856,959.24   95.80%     142,333.02   1.15%      377,491.92   3.05%     12,376,784.18

Proposal #4
-----------
To approve a proposal to permit the Fund and Pacific Life, in its capacity as the Fund's advisor, to enter into and materially amend agreements with portfolio managers (sub-advisers) without obtaining the approval of shareholders.

Aggressive Equity.......  24,823,783.13   94.21%     563,098.94   2.14%      963,091.54   3.65%     26,349,973.61
Emerging Markets........  17,077,692.23   92.50%     612,950.68   3.32%      771,727.07   4.18%     18,462,369.98
Growth..................  11,813,168.34   94.90%     343,158.06   2.76%      291,388.03   2.34%     12,447,714.43
Bond and Income.........  16,232,832.82   94.53%     475,668.54   2.77%      463,648.03   2.70%     17,172,149.39
Equity..................  22,985,128.63   93.76%     774,669.44   3.16%      755,057.55   3.08%     24,514,855.62
Multi-Strategy..........  38,711,641.80   94.03%   1,230,966.81   2.99%    1,226,849.86   2.98%     41,169,458.47
Equity Income...........  56,771,492.12   93.77%   1,810,245.94   3.00%    1,961,604.29   3.23%     60,543,342.35
Growth LT...............  61,151,594.20   89.08%   5,347,684.08   7.79%    2,148,684.36   3.13%     68,647,962.64
Equity Index............  52,136,050.59   89.06%   4,981,785.21   8.51%    1,422,530.91   2.43%     58,540,366.71
International...........  79,322,597.18   93.93%   2,373,006.47   2.81%    2,753,025.30   3.26%     84,448,628.95
Government Securities...  35,460,249.32   93.89%   1,136,812.76   3.01%    1,170,803.84   3.10%     37,767,865.92
Managed Bond............  92,453,409.87   93.86%   2,610,286.98   2.65%    3,437,698.71   3.49%     98,501,395.56
Money Market............  77,666,215.37   93.30%   2,663,793.02   3.20%    2,913,523.62   3.50%     83,243,532.01
High Yield Bond.........  45,111,358.59   94.23%   1,211,203.83   2.53%    1,551,106.89   3.24%     47,873,669.31

* Based on total shares outstanding

(Unaudited)

                                                                                                  Total Outstanding
                                Votes For              Votes Against            Abstentions            Shares
                                ---------              -------------            -----------       -----------------
                             Number     Percent *    Number     Percent *    Number     Percent *      Number
                             ------     ---------    ------     ---------    ------     ---------      ------
Proposal #5
-----------
To approve a new portfolio management agreement with Bankers Trust Company to be effective through December 31, 1999.

Equity Index............  52,961,469.77   90.47%   4,162,220.07   7.11%    1,416,676.87   2.42%     58,540,366.71

Proposal #6
-----------
To approve a new portfolio management agreement with Mercury Asset Management US (Mercury), under which Mercury would become portfolio manager of the Equity Index Portfolio and Small-Cap Index Portfolio on January 1, 2000.

Equity Index............  52,815,118.85   90.22%   4,250,030.62   7.26%    1,475,217.24   2.52%     58,540,366.71
Small-Cap Value.........   7,098,401.04   95.91%      80,672.06   1.09%      222,033.19   3.00%      7,401,106.29

Proposal #7
-----------
To approve an amendment to the advisory agreement with Pacific Life to increase the advisory fee paid to Pacific Life by the Equity Index Portfolio to a flat fee of 0.25% eliminating current breakpoints.

Equity Index............  51,995,553.71   88.82%   5,192,530.53   8.87%    1,352,282.47   2.31%     58,540,366.71

Proposal #8
-----------
To approve a portfolio management agreement with Alliance Capital Management L.P. (Alliance Capital) so that Alliance
Capital would become portfolio manager of the Emerging Markets Portfolio on January 1, 2000.

Emerging Markets........  17,251,238.51   93.44%     443,096.88   2.39%      768,034.59   4.17%     18,462,369.98

Proposal #9a
------------
To permit a Portfolio to lend its portfolio securities to the extent permitted under applicable law.

Aggressive Equity.......  24,927,602.03   94.60%     459,543.54   1.74%      962,828.04   3.66%     26,349,973.61
Emerging Markets........  17,127,540.63   92.77%     540,947.44   2.93%      793,881.91   4.30%     18,462,369.98
Growth..................  11,812,298.08   94.90%     302,252.61   2.42%      333,163.74   2.68%     12,447,714.43
Bond and Income.........  16,490,415.06   96.03%     221,520.73   1.29%      460,213.60   2.68%     17,172,149.39
Equity..................  23,129,766.28   94.35%     588,356.53   2.40%      796,732.81   3.25%     24,514,855.62
Multi-Strategy..........  38,913,372.15   94.52%     885,143.35   2.15%    1,370,942.97   3.33%     41,169,458.47
Equity Income...........  57,104,480.50   94.32%   1,380,388.21   2.28%    2,058,473.64   3.40%     60,543,342.35
Growth LT...............  61,460,610.48   89.53%   4,983,849.35   7.26%    2,203,602.81   3.21%     68,648,062.64
Mid-Cap Value...........   7,369,858.99   98.17%      43,542.00   0.58%       93,840.52   1.25%      7,507,241.51
Equity Index............  52,440,460.50   89.58%   4,548,586.49   7.77%    1,551,319.72   2.65%     58,540,366.71
Small-Cap Index.........   7,091,740.04   95.82%      77,711.62   1.05%      231,654.63   3.13%      7,401,106.29
REIT....................   4,044,549.35   98.23%      14,822.74   0.36%       58,055.73   1.41%      4,117,427.82
International...........  79,609,722.51   94.27%   2,128,105.45   2.52%    2,710,800.99   3.21%     84,448,628.95
Government Securities...  35,630,204.71   94.34%     989,518.09   2.62%    1,148,143.12   3.04%     37,767,865.92
Managed Bond............  92,975,467.27   94.39%   2,206,431.26   2.24%    3,319,497.03   3.37%     98,501,395.56
Money Market............  78,174,000.91   93.91%   2,164,331.83   2.60%    2,905,199.27   3.49%     83,243,532.01
High Yield Bond.........  45,365,089.04   94.76%     938,323.92   1.96%    1,570,256.35   3.28%     47,873,669.31
Large-Cap Value.........  11,850,770.85   95.75%     139,857.66   1.13%      386,155.67   3.12%     12,376,784.18

Proposal #9b
------------
To reclassify as "non-fundamental" the existing investment restriction that limits purchasing or selling certain commodities or commodity contracts by certain Portfolios.

Growth..................  11,799,577.09   94.79%     320,179.74   2.57%      327,957.60   2.64%     12,447,714.43
Multi-Strategy..........  38,839,267.12   94.34%     860,441.68   2.09%    1,469,749.67   3.57%     41,169,458.47
Equity Income...........  57,154,731.48   94.41%   1,285,335.16   2.12%    2,103,275.71   3.47%     60,543,342.35
Growth LT...............  61,268,395.91   89.25%   5,128,010.28   7.47%    2,251,656.45   3.28%     68,648,062.64
Equity Index............  52,422,312.98   89.55%   4,563,806.99   7.80%    1,554,246.74   2.65%     58,540,366.71
International...........  79,592,832.78   94.25%   2,153,440.04   2.55%    2,702,356.13   3.20%     84,448,628.95
Government Securities...  35,618,874.35   94.31%     997,071.66   2.64%    1,151,919.91   3.05%     37,767,865.92
Managed Bond............  93,133,069.50   94.55%   2,167,030.70   2.20%    3,201,295.36   3.25%     98,501,395.56
Money Market............  77,899,297.26   93.58%   2,247,575.36   2.70%    3,096,659.39   3.72%     83,243,532.01
High Yield Bond.........  45,326,790.10   94.68%     919,174.45   1.92%    1,627,704.76   3.40%     47,873,669.31

* Based on total shares outstanding

(Unaudited)

                                                                                               Total Outstanding
                                Votes For            Votes Against           Abstentions            Shares
                                ---------            -------------           -----------       -----------------
                            Number     Percent *    Number    Percent *    Number    Percent *      Number
                            ------     ---------    ------    ---------    ------    ---------      ------
Proposal #9c
------------
To reclassify as "non-fundamental" the existing investment restriction that prohibits purchasing securities on margin under most circumstances by a Portfolio.

Growth.................. 11,798,376.22   94.78%    321,380.62   2.58%     327,957.59   2.64%     12,447,714.43
Multi-Strategy.......... 38,835,150.18   94.33%    889,260.30   2.16%   1,445,047.99   3.51%     41,169,458.47
Equity Income........... 57,074,208.83   94.27%  1,362,225.21   2.25%   2,106,908.31   3.48%     60,543,342.35
Equity Index............ 52,387,774.17   89.49%  4,572,002.64   7.81%   1,580,589.90   2.70%     58,540,366.71
International........... 79,499,939.29   94.14%  2,220,998.94   2.63%   2,727,690.72   3.23%     84,448,628.95
Government Securities... 35,611,320.77   94.29%  1,034,839.53   2.74%   1,121,705.62   2.97%     37,767,865.92
Managed Bond............ 93,103,519.08   94.52%  2,186,730.98   2.22%   3,211,145.50   3.26%     98,501,395.56
Money Market............ 77,949,243.38   93.64%  2,455,684.19   2.95%   2,838,604.44   3.41%     83,243,532.01
High Yield Bond......... 45,274,129.07   94.57%    938,323.92   1.96%   1,661,216.32   3.47%     47,873,669.31

Proposal #9d
------------
To reclassify as "non-fundamental" the existing investment restriction that prohibits a Portfolio from maintaining a short position, or purchasing, writing, or selling puts, calls, straddles, spreads, or combinations thereof, except as set forth in the Fund's prospectus and statement of additional information for transactions in options, futures, and options on futures.

Growth.................. 11,821,284.70   94.96%    298,472.13   2.40%     327,957.60   2.64%     12,447,714.43
Multi-Strategy.......... 38,814,565.45   94.28%    901,611.14   2.19%   1,453,281.88   3.53%     41,169,458.47
Equity Income........... 57,043,937.16   94.22%  1,386,442.54   2.29%   2,112,962.65   3.49%     60,543,342.35
Equity Index............ 52,428,752.43   89.56%  4,554,440.53   7.78%   1,557,173.75   2.66%     58,540,366.71
International........... 79,499,939.30   94.14%  2,229,443.80   2.64%   2,719,245.85   3.22%     84,448,628.95
Government Securities... 35,633,981.50   94.35%  1,008,402.02   2.67%   1,125,482.40   2.98%     37,767,865.92
Managed Bond............ 93,064,118.53   94.48%  2,196,581.12   2.23%   3,240,695.91   3.29%     98,501,395.56
Money Market............ 77,865,999.84   93.54%  2,464,008.55   2.96%   2,913,523.62   3.50%     83,243,532.01
High Yield Bond......... 45,269,341.70   94.56%    952,686.02   1.98%   1,651,641.59   3.46%     47,873,669.31

* Based on total shares outstanding

Annual Report
as of December 31, 1999

 . Pacific Select Fund













Accountants
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626


Counsel
Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, D.C. 20006-2401







                                                Pacific Life Insurance Company
                                                700 Newport Center Drive
                                                P.O. Box 7500
                                                Newport Beach, California
                                                92658-7500

                                                ADDRESS SERVICE REQUESTED

Form No. 15-20951-02
         1331-0A